Registration No. 333-149215
811-05118

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 1

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 91

Principal Life Insurance Company Variable Life Separate Account
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(Exact Name of Registrant)

Principal Life Insurance Company
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(Name of Depositor)

The Principal Financial Group, Des Moines, Iowa 50392
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(Address of Depositor's Principal Executive Offices) (Zip Code)

(515) 248-3842
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Depositor's Telephone Number, including Area Code

Sarah J. Pitts
Principal Life Insurance Company
The Principal Financial Group
Des Moines, Iowa 50392-0300
Telephone Number, Including Area Code: (515) 248-3259
(Name and Address of Agent for Service)

Please send copies of all communications to

John W. Blouch, Esq.
Dykema Gossett PLLC
Franklin Square, Suite 300 West
1300 I Street, N.W.
Washington, DC 20005-3306

Principal Executive Variable Universal Life II
(Title of Securities Being Registered)

It is proposed that this filing will become effective (check appropriate box)

__X__ immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section
24(f) of the Investment Company Act of 1940.

PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by Principal Life Insurance Company (the “Company”) through its

Principal Life Insurance Company Variable Life Separate Account

This prospectus is dated May 1, 2009.

This prospectus describes an individual flexible variable universal life insurance policy offered by the Company. The Policy is for use by corporations, employers, trusts, associations, or similar entities. This Policy is designed for financing non-qualified executive deferred compensation plans, salary continuation plans, post employment benefits, or similar purposes.

As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.

This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

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TABLE OF CONTENTS

SUMMARY: BENEFITS AND RISKS	4
Policy Benefits	4
Policy Risks	5
SUMMARY: FEE TABLES	7
GLOSSARY	9
CORPORATE ORGANIZATION AND OPERATION	12
CHARGES AND DEDUCTIONS	14
Premium Expense Charge (Sales Charge and Taxes)	14
Transaction Fee for Unscheduled Partial Surrender	15
Transfer Fee for Unscheduled Division Transfer	15
Monthly Policy Charge	15
Optional Insurance Benefits Charges	16
Net Policy Loan Charge	16
Underlying Mutual Fund Charges	16
GENERAL DESCRIPTION OF THE POLICY	17
The Contract	17
Rights under the Policy	17
Policy Limitations	18
Optional Insurance Benefits	20
Reservation of Rights	22
Right to Exchange	22
Suicide	22
Delay of Payments or Transfers	23
PREMIUMS	24
Payment of Premiums	24
Premiums Affecting Guarantee Provisions	24
Premium Limitations	25

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Allocation of Premiums	25
DEATH BENEFITS AND POLICY VALUES	27
Death Proceeds	27
Death Benefit Options	28
Change in Death Benefit Option	28
IRS Definition of Life Insurance	30
Maturity Proceeds	31
Adjustment Options	31
Policy Values	32
SURRENDERS AND PARTIAL SURRENDERS	33
Surrenders	33
Examination Offer (Free-Look Provision)	35
LOANS	36
Policy Loans	36
Loan Account	36
Loan Payments	37
POLICY TERMINATION AND REINSTATEMENT	37
Policy Termination (Lapse)	37
Reinstatement	38
TAX ISSUES RELATED TO THE POLICY	40
GENERAL PROVISIONS	43
Frequent Trading and Market-Timing (Abusive Trading Practices)	43
Purchase Procedures	43
Special Purchase Plans	44
Distribution of the Policy	45
Payments to Financial Intermediaries	45
Service Arrangements and Compensation	45
Statement of Values	46

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Services Available via the Telephone	46
Misstatement of Age or Gender	46
Non-Participating Policy	46
Incontestability	47
Independent Registered Public Accounting Firm	47
LEGAL PROCEEDINGS	47
TABLE OF SEPARATE ACCOUNT DIVISIONS	48
APPENDIX A - TARGET PREMIUM RATES	65
APPENDIX B - APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)	68
ADDITIONAL INFORMATION	75

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SUMMARY: BENEFITS AND RISKS

This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.

Examination Offer (Free-Look Provision)

Under state law, you have the right to return the Policy for any reason during the examination offer period (a “free look”). Please see page 35 of this prospectus for more information.

POLICY BENEFITS

Death Benefits and Proceeds

The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured. The amount of the death proceeds is:

  the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY VALUES — Death Proceeds);
  minus loan indebtedness;
  minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net policy value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions the death benefit option may be changed after the Policy has been issued.

Premium Payment Flexibility

You may choose the amount and frequency of premium payments (subject to certain limitations).

Policy Values

The policy value reflects your premium payments, partial surrenders, policy loans, policy expenses, interest credited to the fixed account, and the investment experience of the divisions. There is no guaranteed minimum division value.

Policy Loans

A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net policy value.

Full Surrender

The Policy may be surrendered and any net surrender value paid to the owner. No surrender charge is imposed on a full surrender.

Partial Surrender

On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. No surrender charge is imposed on a partial surrender; however, a transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.

Adjustment Options

The total face amount may be increased (unless the Policy is in a grace period) or decreased.

Total Face Amount Increase

The minimum amount of an increase is $10,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Total Face Amount Decrease

On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the total face amount below $100,000.

Maturity Proceeds

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If the insured is living on the maturity date, we will pay the owner an amount equal to the net surrender value unless the Extended Coverage rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date unless extended by the Extended Coverage Rider.

POLICY RISKS

Risks of Poor Investment Performance

Transaction costs and policy charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investment in the fixed account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the insured’s death.

Policy Termination (Lapse)

A Policy will enter a grace period and is at risk of terminating (meaning you will no longer have any life insurance coverage) if the net policy value on any monthly date is less than the monthly policy charge. A Policy may be at risk of terminating due to insufficient premium payments, poor investment results, partial surrenders, or loan indebtedness. If a Policy is at risk of terminating, we will notify you that the Policy will terminate without value unless you make a required premium payment by the end of the grace period. A Policy may be reinstated within three years after it has lapsed, subject to certain conditions.

Limitations on Access to Surrender Value Unscheduled Partial Surrenders

  Each unscheduled partial surrender may not be less than $500. Each unscheduled partial surrender may not be greater than 90% of the net policy value (as of the effective date of the unscheduled partial surrender).
  The policy value will be reduced by the amount of the unscheduled partial surrender plus any transaction fee.
  A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.
  The total face amount may be reduced by the amount of each unscheduled partial surrender.

Scheduled Partial Surrenders

  Partial surrenders may be scheduled on a monthly, quarterly, semiannual, or annual basis.
  Each scheduled partial surrender may not be greater than 90% of the net policy value (as of the effective date of the scheduled partial surrender).
  The total face amount may be reduced by the amount of each scheduled partial surrender.
  The policy value will be reduced by the amount of any scheduled partial surrender.

Full Surrenders

We will pay the net surrender value at the end of the valuation period during which we receive the surrender request.

Adverse Tax Consequences

Termination of the Policy for any reason other than death of the insured may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

Distributions from a Modified Endowment Contract during the life of the insured are taxed as if the Policy is a deferred annuity, therefore partial surrenders and loans may be taxable as ordinary income to the extent there are earnings in the Policy.

In certain employer-sponsored life insurance arrangements participants may be required to report for income tax purposes, one or more of the following:

  the value each year of the life insurance protection provided;
  an amount equal to any employer-paid premiums; or
  some or all of the amount by which the current value exceeds the employer’s interest in the Policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

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There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.

Risks of Underlying Mutual Funds

A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund’s prospectus. As with all mutual funds, as the value of an underlying mutual fund’s assets rise or fall, the fund’s share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds

The biggest risk is that the fund’s returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund’s portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund’s portfolio could also decrease if the stock market goes down.

Income Funds

A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund’s share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds

The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

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SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy, surrender the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge(1)	upon receipt of premium
Maximum		7.00% of premium paid(2)
Current		7.00% of premium paid(2)
Taxes (federal, state and local)	Upon receipt of premium
Maximum		3.25% of premium paid
Current		3.25% of premium paid
From each unscheduled partial surrender
Transaction Fee for Unscheduled Partial	after the second unscheduled partial
Surrender	surrender in a policy year
The lesser of $25 or 2% of the amount
Maximum		surrendered
The lesser of $25 or 2% of the amount
Current		surrendered
Upon each unscheduled division transfer
Transfer Fee for Unscheduled	after the first unscheduled division transfer
Division Transfer(3)	in a policy month
Maximum		$25 per unscheduled transfer
Current		None
Optional Insurance Benefits(4)
Life Paid-Up Rider	on the date rider benefit begins
Maximum		13.50% of policy value
Current		3.50% of policy value
(if Policy is issued with the guideline premium/
cash value corridor test)(5)
Current		7.50% of policy value
(if the Policy is issued with the cash value
accumulation test)(5)

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses

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When Charge is
Charge	Deducted	Amount Deducted
Cost of Insurance(6)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(7)
Minimum		$0.00167 per $1,000 of net amount at risk(7)
Current Charge for Representative Insured (The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco
for policy year one)		$0.00667 per $1,000 of net amount at risk(7)
Asset Based Charge:	monthly	equivalent to:
Maximum		0.20% of net policy value per year
Current		0.20% of net policy value per year
Monthly Policy Issue Charge	monthly
Maximum		$0.41667 per $1,000 of total face amount
Minimum		$0.02667 per $1,000 of total face amount
Current Charge for Representative Insured (The representative insured is a 45 year-old male in with a risk classification of preferred non-
tobacco for policy year one)		$0.05 per $1,000 of total face amount
annually (accrued
Net Policy Loan Charge(8)	daily)
Maximum		1.0% of loan indebtedness per year(9)
Current		1.0% of loan indebtedness per year(9)
Optional Insurance Benefits(4)
Supplemental Benefit Rider (Cost of Supplemental Insurance)(6)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(7)
Minimum		$0.00167 per $1,000 of net amount at risk(7)
Current Charge for Representative Insured (The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco
for policy year one)		$0.005 per $1,000 of net amount at risk(7)

The following table shows the minimum and maximum fees and total operating expenses charged by any of the underlying mutual funds that you may pay periodically during the time that you own the Policy. More detail concerning the fees and expenses of each underlying mutual fund is contained in the prospectus for each underlying mutual fund.

	Annual Underlying Mutual Fund
	Operating Expenses as of
	December 31, 2008(10)	Minimum	Maximum

	Total annual underlying mutual fund operating expenses (expenses that are deducted
	from underlying mutual fund assets, including management fees, distribution and/or service
	service (12b-1) fees and other expenses)(11)	0.30%	1.80%

(1)	Sales charge varies over time as described in section CHARGES AND DEDUCTIONS - Premium Expense Charge.
(2)	Premium paid up to target premium. The maximum sales charge on premium paid in excess of target premium is 1.00%.

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(3)	Please note that in addition to the fees shown, additional transfer fees or restrictions may be imposed by federal regulators, state regulators and/or sponsors of the underlying mutual funds. For more information regarding transfers, see GENERAL DESCRIPTION OF THE POLICY - Policy Limitations.
(4)	For more information see GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits.
(5)	For more information regarding the guideline premium/cash value corridor test and the cash value accumulation test, see DEATH BENEFITS AND POLICY VALUES - IRS Definition of Life Insurance.
(6)	This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. To obtain more information about the charge that would apply to you, contact your registered representative or call 1-800-247-9988 and request personalized illustrations.
(7)	See GLOSSARY for definition.
(8)	The difference between the interest charged on the loan indebtedness and the interest credited to the loan account. See LOANS - Policy Loans for the actual rates.
(9)	This charge decreases after policy year ten.
(10)	The following underlying mutual funds are considered “funds of funds”; Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio and SAM Strategic Growth Portfolio.
As disclosed in the prospectus for each of these underlying mutual funds, these funds have higher expenses than other funds due to a two-tiered level of expenses.
(11)	None of the mutual funds underlying the policy impose a short-term redemption fee, although the managers of such funds reserve the right to assess such a fee in the future.

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GLOSSARY

adjustment – change to the Policy resulting from an increase or decrease in total face amount or a change in tobacco status, death benefit option, rating or riders.

adjustment date – the monthly date on or next following the Company’s approval of a requested adjustment.

attained age – the insured’s issue age on the birthday nearest to the policy date plus the number of full policy years since the policy date.

base policy face amount – the insurance benefit provided by the Policy without any riders.

business day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.

death benefit guarantee premium requirement – the amount of premium required to be paid in order to maintain the protections of the death benefit guarantee rider.

division – a part of the Separate Account which invests in shares of a corresponding mutual fund. The value of an investment in a division is variable and is not guaranteed.

effective date – the date on which all requirements, including initial premium, for issuance of a policy have been satisfied.

fixed account – the portion of the policy value that is held in our general account.

general account – assets of the Company other than those allocated to any of our Separate Accounts.

initial total face amount – the original total face amount in effect on the policy date.

insured – the person named as the “insured” on the most recent application for the Policy. The insured may or may not be the owner.

loan account – the portion of the policy value held in our general account that reflects any loan indebtedness.

loan indebtedness – the amount of any outstanding policy loan(s) and unpaid loan interest.

maturity date – the policy anniversary nearest the insured’s 121st birthday.

monthly date – the day of the month which is the same day as the policy date.

                            Example:  If the policy date is September 5, 2005, the first monthly date is October 5, 2005.

monthly policy charge – the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and the cost of additional benefits provided by any rider plus the monthly policy issue charge and asset based charge in effect on the monthly date.

net amount at risk – the amount upon which cost of insurance charges are based. It is the result of:

  the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

net policy value – the policy value minus any loan indebtedness.

net premium – the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions and/or the fixed account.

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net surrender value – surrender value minus any loan indebtedness.

notice – any form of communication received in our home office which provides the information we need which may be in writing sent to us by mail or another manner that we approve in advance.

owner – the party which owns all the rights and privileges of this Policy.

planned periodic premium – the premium in the amount and frequency you plan to pay.

policy date – the date from which monthly dates, policy years, and policy anniversaries are determined; the policy date may not be in the future and will never be the 29th, 30th, or 31st of any month.

policy month – any one-month period beginning on the monthly date.

                           Example: The monthly date is May 5, 2009; the first policy month ends on June 4, 2009.

policy value – the sum of the values in the divisions, the fixed account, and the loan account.

policy year – the one-year period beginning on the policy date and ending one day before the policy anniversary and each subsequent one year period beginning on a policy anniversary.

Example:	If the policy date is September 5, 2009, the first policy year ends on September 4, 2010. The first policy anniversary falls on September 5, 2010.

premium expense charge – the charge deducted from premium payments to cover a sales charge and state, local, and federal taxes.

prorated basis – is the proportion that the value of a particular division or the fixed account bears to the total value of all divisions and the fixed account.

separate account – the Principal Life Insurance Company Variable Life Separate Account, an account established by us which has divisions to which net premiums may be allocated under the Policy.

surrender value – policy value plus any value provided by a rider benefit.

target premium – a premium amount which is used to determine the premium expense charge under a Policy. The target premium is not required to be paid and may be calculated using the rates provided in Appendix A.

total face amount – base policy face amount plus face amount of the supplemental benefit rider, if any.

underlying mutual fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.

unit – the accounting measure used to calculate the value of each division.

valuation period – the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day and ends at the close of normal trading of the NYSE on the next business day.

written request – actual delivery to the Company at our home office of a written notice or request, signed and dated, on a form we supply or approve.

Your notices may be mailed to us at: Principal Life Insurance Company P.O. Box 9296

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Des Moines, Iowa 50306-9296
Phone: 1-800-247-9988
Fax: 1-515-235-9720

we, us, our – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.

you, your – the owner of the Policy.

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CORPORATE ORGANIZATION AND OPERATION

The Company

The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.

The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

Principal Life Insurance Company Variable Life Separate Account

The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account, reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.

The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your policy will equal the total of your premium payments.

In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Policy and rider charges, may be negative even though the yield for the underlying money market fund, before deducting for such charges, is positive. If you allocate a portion of your Policy value to a Money Market division or participate in a scheduled automatic transfer program where Policy value is allocated to a Money Market division, that portion of your Policy value allocated to the Money Market division may decrease in value.

The Funds

The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available without charge from a registered representative or our home office (1-800-247-9988).

The funds are NOT available to the general public directly. The funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment

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performance of any underlying mutual fund may differ substantially from the investment performance of any publicly traded mutual fund.

The TABLE OF SEPARATE ACCOUNT DIVISIONS later in this prospectus contains a brief summary of the investment objectives of, and advisor and sub-advisor(s), if applicable, for each underlying mutual fund.

New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following approval from appropriate regulatory authority.

Deletion or Substitution of Investments

We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:

transfer assets in any division to another division;
add, combine or eliminate divisions; or
substitute the shares of a division for shares in another division:
if shares of a division are no longer available for investment; or
if in our judgment, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this transfer privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).

Voting Rights

We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of Policy owners.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of policy value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE: Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.

The Fixed Account

The fixed account is a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, and any interest in it, is not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to it are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed account from our home office or from a registered representative.

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.

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We guarantee that the fixed account value accrues interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

We may defer payments of proceeds payable out of the fixed account for a period of up to six months.

Our underwriting guidelines prohibit fixed account values in related policies* to exceed $20 million without our prior approval. In addition, without our prior approval, in each calendar year no more than $5 million of net premium payment allocations and/or transfers to the fixed account may be made by related policies. In the absence of your instructions, we will refund the premium payment to the owner and/or reject the transfer instructions which would otherwise cause these limits to be exceeded.

* *Related policies are those owned and/or sponsored by a single entity (for example, the employer of the insureds). We determine what policies are related.

We reserve the right to limit premium payments and/or transfers allocated to the fixed account.

CHARGES AND DEDUCTIONS

We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses, and advertising), administrative expenses (processing applications, conducting medical examinations, determining insurability, establishing and maintaining records, processing death benefit claims and Policy changes, reporting, and overhead), and mortality expenses.

The amount of the charges in any policy year may not specifically correspond to the expenses for that year. We expect to recover our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a policy year, we bear the loss. Conversely, if the aggregate amount of the charges deducted is more than our costs for a policy year, the excess is profit to the Company.

Premium Expense Charge (Sales Charge and Taxes)

When we receive your premium payment, we deduct a premium expense charge. The sales charge is intended to pay us for distribution and other expenses relating to sales of the Policy, including commissions paid to registered representatives, printing of prospectuses and sales literature.

Current Premium Expense Charge (as a % of Premium Paid)*
Years since issue or adjustment	Sales Charge**	Federal, State and Local Taxes	Total
through 1	3.75%	3.25%	7.00%
2 through 5	7.00	3.25	10.25
6 through 10	5.75	3.25	9.00
more than 10	3.00	3.25	6.25

**	Deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a total face amount increase.

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** Assessed against premiums up to target premium. There is a 1.00% sales charge on premiums in excess of target premium.

Maximum Premium Expense Charge

•The maximum premium expense charge on premiums paid (up to target premium) is:
•in the first policy year: 7.00% of premium (3.75% sales charge; 3.25% federal, state, and local taxes*)
•in policy years 2 through 5: 10.25% of premium (7.00% sales charge; 3.25% federal, state, and local taxes*)
•in policy years 6 through 10: 9.00% of premium (5.75% sales charge; 3.25% federal, state, and local taxes*)
•after policy year 10: 6.25% of premium (3.00% sales charge; 3.25% federal, state, and local taxes*)
• The maximum premium expense charge on premiums paid over target premium (in all policy years) is 4.25% of premium (1.00% sales charge; 3.25% federal, state, and local taxes*)

* The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.

Target Premium

The target premium is based on the gender, if applicable, age and risk classification of the insured (see APPENDIX A —TARGET PREMIUM). The target premium is a calculated premium amount used to determine the premium expense charge. The target premium is not required to be paid.

Transaction Fee for Unscheduled Partial Surrender

A transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.

Transfer Fee for Unscheduled Division Transfer

Currently there is no charge for making an unscheduled division transfer. However, we reserve the right to impose a transfer fee in the future of up to $25 on each unscheduled division transfer after the first unscheduled division transfer in a policy month. A transfer fee in intended to reimburse us for our additional separate account operation expenses related to multiple unscheduled division transfers. Policyowners will not be provided prior notice if we begin imposing the transfer fee; however, if imposed, the transfer fee will apply to all policyowners in a non-discriminatory fashion.

For purposes of applying the transfer fee for unscheduled division transfers, we will count all unscheduled division transfers that occur in any one valuation period as one transfer. However, allocations of premium payments will not be counted as unscheduled division transfers.

Monthly Policy Charge
The monthly policy charge is made up of:
•	a charge for the cost of insurance;
•	a monthly policy issue charge;
•	an asset based charge; and
•	any charge for an optional insurance benefit added by rider(s).

On the policy date and each monthly date thereafter, we deduct the monthly policy charge from your policy value in the divisions and fixed account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:
•	the same as allocation percentages for premium payments;

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  determined on a prorated basis; or
  determined by any other allocation method upon which we agree.

If you do not designate monthly policy charge allocation percentages, the allocation percentages will be the same as the allocation percentages for premium payments. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the next monthly date. If we cannot follow your instructions because of insufficient value in any division and/or the fixed account, the monthly policy charge is deducted on a prorated basis.

Cost of Insurance Charge

This charge compensates us for providing insurance protection under the Policy. The cost of insurance rate is based on the insured’s gender*, issue age, tobacco status, and risk classification. The cost of insurance rate ranges from a maximum of $83.33 per $1,000 net amount at risk to $0.01 per $1,000 net amount at risk.

*	The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.

Entities and other persons buying Policies under a sponsored arrangement may apply for special underwriting. If special underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Special underwriting programs currently available include: batch underwriting, simplified issue underwriting, and guaranteed issue underwriting. The cost of insurance rates for healthy individuals may be greater under special underwriting programs than for Policies subjected to full underwriting. Healthy individuals in a group will likely pay higher cost of insurance charges because they bear a portion of the cost of insuring the less healthy individuals in the group.

The net amount at risk is the difference between the death benefit and the policy value. The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums and charges under the Policy, death benefit option chosen, partial surrenders, and adjustments to the total face amount.

Monthly Policy Issue Charge

This charge reimburses us for the expenses associated with Policy issue, including underwriting and setting up policy records. The monthly policy issue charge applies per $1,000 of total face amount and varies by gender (if applicable), age, tobacco status and risk classification; the charge ranges from a minimum of $0.03 to a maximum of $0.42 per $1,000 total face amount. Currently, this charge is applied for ten years from policy issue or total face amount increase; however, we reserve the right to apply this charge in all years. Any total face amount increase will have its own monthly policy issue charge.

Optional Insurance Benefits Charges Change of Insured Rider There is no charge for this rider.

Death Benefit Guarantee Rider

There is no charge for this rider; however, the guarantee provided by the rider requires payment of certain minimum premium amounts that vary based on the individual characteristics of the insured (age, gender, tobacco status, and risk classification).

Enhanced Cash Surrender Value Rider There is no charge for this rider. Extended Coverage Rider There is no charge for this rider.

Life Paid-Up Rider (Overloan Protection)

There is no charge for this rider unless the rider benefits commence. If the rider benefits commence, there is a one-time charge guaranteed not to exceed 7.5% of the policy value (for policies using the guideline premium test) and 13.5% of the policy value (for policies using the cash value accumulation test) that is taken from the policy value.

Supplemental Benefit Rider

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There is a supplemental cost of insurance charge for the net amount at risk provided by this rider. The supplemental cost of insurance rate is based on the insured’s gender, issue age, tobacco status, and risk classification. The supplemental cost of insurance rate ranges from a maximum of $83.33 per $1,000 net amount at risk to $0.01 per $1.000 net amount at risk.

Asset Based Charge

The asset based charge compensates us for expenses associated with the maintenance, accounting and recordkeeping of the divisions of the Separate Account. In addition, this charge reimburses us for service fees (a trail commission) paid to the registered representative.

Each month we deduct an asset based charge at an annual rate of 0.20% of the net policy value.

Net Policy Loan Charge See LOANS for more detail.

Underlying Mutual Fund Charges

The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees, operating expenses and potential redemption fees (if any) for a mutual fund are shown in the prospectus for the underlying mutual fund. None of the underlying mutual funds currently impose a redemption fee.

GENERAL DESCRIPTION OF THE POLICY

The Contract

The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The Policy is an individual flexible premium variable universal life insurance policy. This prospectus describes all material features of the Policy. Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. Any variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or in riders or endorsements attached to your Policy. You should refer to your Policy for these state specific features.

Rights under the Policy

Ownership

Unless changed, the owner is as named in the application. The owner may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and priviledges of ownership of a Policy end if:

  the death proceeds are paid;
  the maturity proceeds are paid;
  the Policy is surrendered; or
  the grace period ends without our receiving the payment required to keep the Policy in force.

If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If all owners die before the Policy terminates, the Policy’s ownership interest passes to the insured. If the owner is not a natural person and is no longer in existence, the insured becomes the owner unless otherwise required by law. With our consent, you may specify a different arrangement for contingent ownership.

You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

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Beneficiary

If the insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.

Assignment

You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.

Policy Limitations

Division Transfers

After the initial allocation of premiums, you may transfer amounts between the divisions and/or to the fixed account. You must specify the dollar amount or percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up scheduled transfers by:

  sending a written request to us;
  calling us at 1-800-247-9988 (if telephone privileges apply);
  faxing us at 1-515-235-9720;
  visiting www.principal.com (if internet privileges apply).

Unscheduled Transfers. You may make unscheduled transfers from a division to another division and/or the fixed account. We reserve the right to impose a transfer fee of $25 on each unscheduled transfer after the first unscheduled transfer in a policy month.

Scheduled Transfers. You may elect to have automatic transfers made out of one division into one or more of the other divisions. You may not make automatic transfers from the divisions to the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

Example:
			Shares
Month	Amount Invested	Share Price	Purchased

January	$100	$ 25.00	4
February	$100	$ 20.00	5
March	$100	$ 20.00	5

GENERAL DESCRIPTION OF THE POLICY	Principal Executive Variable Univeral Life II
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April	$100	$ 10.00	10
May	$100	$ 15.00	6
June	$100	$ 20.00	5
Total	$600	$110.00	35

In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.

The amount of the transfer is:
the dollar amount you select; or
a percentage of the division value as of the date specified (other than the 29th, 30th, or 31st).
You select the transfer date (other than the 29th, 30th, or 31st) and the transfer frequency (annually, semi-annually, quarterly, or monthly). If the selected date is not a business day, the transfer is completed on the next business day.
Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.
We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.
Automatic transfers are not available from the divisions to the fixed account.

Fixed Account Transfers

Transfers from the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled transfer from the fixed account in the same calendar year. It may take several years before a policy owner can move all the policy value in the fixed account to the divisions.

Unscheduled Transfers. You may make one unscheduled transfer from the fixed account to division(s) during the first 30-day period of each calendar quarter.

In each calendar year, the transfers may not exceed:
your fixed account value as of December 31 of the prior year (if $5,000 or less);
$5,000 (if your fixed account value as of December 31 of the prior year is greater than $5,000 but less than $20,000); or
25% of your fixed account value as of December 31 of the prior year (if the fixed account value is greater than $20,000).
We must receive your notice during the 30-day period.
You must specify the dollar amount or percentage to be transferred.

Scheduled Transfer Program. You may elect scheduled transfers from the fixed account to your division(s) without an additional charge as follows:

The value of your fixed account must be $20,000 or more when your scheduled transfers begin.
You must elect participation in the program by furnishing us with notice. The election may be made at any time following the end of the examination offer period. Once made, this election is irrevocable.
Transfers to the divisions will be made in the proportions used for allocation of premium payments.
If your premium payments included an allocation to the fixed account, your notice must include new premium payment allocations to the division(s) only.
During the transfer period, you may not:
make unscheduled transfers out of the fixed account; or
make transfers and premium payments to the fixed account.

Your election will be effective as of the valuation period during which we receive your notice and transfers will be made according to the following schedule:

  The first transfer will be 25% of the fixed account value;
  12 months from the first transfer (or next business day if the transfer day is not a business day), 33% of the fixed account value;

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  24 months from the first transfer (or next business day if the transfer day is not a business day), 50% of the fixed account value; and
  36 months from the first transfer (or next business day if the transfer day is not a business day), the balance of the fixed account value.

If on any transfer date, the fixed account value prior to the transfer is $5,000 or less, the entire fixed account value will be transferred.

Example:	The example does not reflect payment of interest on the value in the fixed account. It also assumes that monthly policy charges are not taken from the fixed account and that you make no partial surrenders or policy loans from the fixed account.
The policy is dated July 1, 2009. On February 7, 2010, the balance in the fixed account is $100,000 and scheduled transfers are elected. The transfers will occur as follows:

		Percent to be	Amount to be
Date	Balance	Transferred	Transferred

February 7, 2009	$100,000	25%	$25,000
February 7, 2010	$75,000	33%	$24,750
February 7, 2011	$50,250	50%	$25,125
February 7, 2012	$25,125	100%	$25,125

The first day that you may make transfers or premium payments to the fixed account is February 8, 2012. After January 1, 2013, you may make an unscheduled transfer from the fixed account as set forth above.

Automatic Portfolio Rebalancing (APR)

APR allows you to maintain a specific percentage of your net policy value in the divisions over time.

Example:	You may choose to rebalance so that 50% of your policy values are in the Money Market division and 50% in the SmallCap Value I division. At the end of the specified period, market changes may have caused 60% of your value to be in the Money Market division and 40% in the SmallCap Value I division. By rebalancing, units from the Money Market division are sold and the proceeds are used to purchase units in the SmallCap
Value I division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:

do not begin until the expiration of the examination offer period;
are done without charge;
may be done on the specified frequency (monthly, quarterly, semiannual, or annual) on a policy year or calendar year basis;
may be done by:
calling us at 1-800-247-9988 (if telephone privileges apply);
mailing your written request to us;
faxing us at 1-515-235-9720; or
visiting www.principal.com (if internet privileges apply).
are made at the end of the next valuation period after we receive your instruction;
are not available if you have scheduled transfers from the same divisions; and
are not available for any values in the fixed account.

Automatic portfolio rebalancing is also the term used in connection with certain non-qualified deferred compensation plans. In these instances, the plan has a service agreement directing the service provider to give effect to the plan’s allocation instructions.

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Optional Insurance Benefits

Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from a registered representative or our home office. Not all optional insurance benefits are available in all states. Some provisions may vary from state to state. The cost, if any, of an optional insurance benefit is deducted from your policy value. See SUMMARY: FEE TABLES for maximum rider charges.

Change of Insured Rider

This rider is available on business owned Policies and allows the business to change the insured when an employee leaves employment or ownership of the business changes. This rider may be added at any time prior to the proposed insured’s attained age 69. Until the effective date of the change of insured, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, tobacco status, and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.

Death Benefit Guarantee Rider

This rider guarantees the Policy, including any attached riders, will not lapse before the insured’s attained age 85 if premiums paid, less loan indebtedness and partial surrenders, equal or exceed the death benefit guarantee premium requirement. An illustration (available at no charge from your registered representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section PREMIUMS — Premiums Affecting Guarantee Provisions.

If on any monthly date, the death benefit guarantee premium requirement is not met, the protections of this rider will not apply and the Policy is at risk of terminating if on any monthly date the net policy value is insufficient to pay the monthly policy charge. The protections of this rider will resume on the first monthly date following our receipt of the premium required to satisfy the death benefit guarantee premium requirement.

This rider is automatically made a part of the Policy at issue unless you elect the Supplemental Benefit Rider. There is no charge for this rider; however, sufficient premiums are required in order for the rider benefits to apply.

Enhanced Cash Surrender Value Rider

This rider is automatically added to all Policies at issue. If you surrender this policy in full, we will pay an amount in addition to the net policy value as set out below. The additional amount reflects a partial refund of past policy charges. The additional amount is only available upon a full cash surrender of the policy that is not associated with a replacement or an exchange under Section 1035 of the Internal Revenue Code, or with the exercise of your right to return the Policy pursuant to the examination offer (Free-Look) provision. This rider has no value unless or until you surrender the Policy in full. There is no charge for this rider.

Policy Year of Surrender	Additional Amount
1	9.00% of premium received since issue less partial surrenders
2	11.25% of premium received since issue less partial surrenders
3	11.50% of premium received since issue less partial surrenders
4	11.50% of premium received since issue less partial surrenders
5	11.25% of premium received since issue less partial surrenders
6	10.00% of premium received since issue less partial surrenders
7	8.75% of premium received since issue less partial surrenders
8	7.50% of premium received since issue less partial surrenders
9	6.25% of premium received since issue less partial surrenders
10	5.05% of premium received since issue less partial surrenders

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11	3.10% of premium received since issue less partial surrenders
12	1.25% of premium received since issue less partial surrenders
13+	0.00% of premium received since issue less partial surrenders

Extended Coverage Rider

This rider extends the Policy beyond the maturity date as long as the Policy is still in force and the insured is living on the maturity date. The Policy will then terminate upon the insured’s death. No monthly policy charges are deducted after the maturity date. No additional premium payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All division and fixed account values will be transferred to the Money Market division and no further transfers are allowed. This rider is added automatically to all Policies at issue. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Life Paid-Up Rider (Overloan Protection)

Under certain circumstances, this rider can guarantee the Policy will not lapse when there is large loan indebtedness by converting the Policy to paid-up life insurance. In order for the rider benefit to begin, the following conditions must be satisfied:

  the loan indebtedness must be at least 96% of the surrender value if the Policy is issued with the guideline premium/cash value corridor test or 92% of the surrender value if the Policy is issued with the cash value accumulation test;
  the insured’s attained age must be 75 years or older;
  the Policy must have been inforce for at least 15 policy years; and
  Total partial surrenders must equal or exceed total premiums paid.

We reserve the right to begin the rider benefit when the loan indebtedness is at least 86% of the surrender value and all other conditions are satisfied.

Once the rider benefit begins:

  The total face amount is reduced to equal the policy value after the rider charge multiplied by 105%.
  All values in the divisions are immediately transferred to the fixed account where they will earn interest.
  No further monthly policy charges are deducted for the remaining paid-up death benefit.
  No new premium payments, face amount adjustments, partial surrenders or loans are allowed.
  If death benefit option 2 or 3 is in effect, your death benefit option will change to death benefit option 1 and you may no longer change the death benefit option.
  Your loan indebtedness remains and interest will continue to accrue on the loan indebtedness. However, loan payments can be submitted.
  All optional riders, except the extended coverage rider, will automatically be terminated.

There is a one time charge taken from the policy value on the date the rider benefit begins. The rider may be elected at any time prior to the maturity date.

The Internal Revenue Service has not taken a position on the Life Paid-Up rider. You should consult your tax advisor regarding this rider.

Supplemental Benefit Rider

This rider provides additional insurance (total face amount) at a reduced cost. Cost of insurance rates are based on the insured’s gender, issue age, duration since issue, tobacco status, and risk classification. Our approval, under our then current underwriting guidelines, is required to add this rider. There is a charge for this rider.

If you elect the Supplemental Benefit Rider, the Death Benefit Guarantee Rider is not available.

Reservation of Rights

We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.

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We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations. We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments.

You would be notified of any such above action to the extent required by law. Any change, modification endorsement, amendment or termination we make to the Policy or special plans described in this prospectus will be in writing and signed by an officer of the Company.

Right to Exchange

During the first 24 months after the effective date (except during a grace period), you have the right to make an irrevocable, onetime election to transfer all of your division values to the fixed account. No charge is imposed on this transfer. The policy value immediately after the transfer will be the same as immediately before the transfer. From the exchange date forward, the policy value will no longer be affected by the investment performance of the divisions.

Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.

Suicide

Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of total face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a total face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).

Delay of Payments or Transfers

Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company ACT of 1940.

The right to sell shares may be suspended during any period when:

trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or an emergency exists, as determined by the SEC, as a result of which:
disposal by a fund of securities owned by it is not reasonably practicable;
it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
the SEC permits suspension for the protection of security holders.

If a payment or transfer is delayed and you do not cancel your instructions in writing, the transaction will occur on the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.

In addition, we reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may defer payment from the fixed account for a period of up to six months.

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PREMIUMS

Payment of Premiums

The amount and frequency of your premium payments affects the policy value, the net policy value, and how long the Policy remains in force.

You must pay premiums to us at our home office, Principal Life Insurance Company, P.O. Box 9296, Des Moines, Iowa 50306-9296.

You may make unscheduled premium payments and/or planned periodic premiums. Planned periodic premiums are premiums in the amount and on the frequency you plan to pay. We will send premium reminder notices if you establish an annual, semiannual, or quarterly planned payment schedule. You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account.

Premium Payment Wiring Instructions
All wire transfers to Principal Financial Group for the Policy should be directed as follows:
Direct to: Wire Routing Transit Number 121000248
Bank name: Wells Fargo Bank, N.A.
City, State: San Francisco, CA
Beneficiary Account Number (BNF): 8785453690
Beneficiary Account Name: Principal Life Insurance Company Individual BMA EFT
OBI Information: (instructions – see below)

OBI Information is extremely important in identifying how to apply these funds. Please include the following:
•	As much description as possible in the 68 characters allowed.
•	Contract number(s), business group or Insured’s name, special instructions – such as “init prem”, “loan repay”, etc.
•	Direct it to: ATTN: Individual Billing and Collection

Premiums Affecting Guarantee Provisions

If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the death benefit guarantee premium requirement, the rider guarantees the Policy will not lapse before the insured’s attained age 85.

The death benefit guarantee monthly premium is ((a) times (b)) divided by (c) where:

(a)	is the total face amount divided by 1,000;
(b)	is the death benefit guarantee premium rate; and
(c)	is 12.

Example
If the face amount is $ 1,000,000 with Death Benefit Option 2 and the insured is a 45-year old male with a risk classification of preferred non-tobacco:

			Death Benefit
		Premium Rate	Guarantee Monthly Premium

Death Benefit Guarantee to attained age 85		$23.71	$1,976

The death benefit guarantee premium requirement is met if [(a) minus (b)] is greater than or equal to (c) where:
	(a) is the sum of premiums paid;
	(b) is the sum of all loan indebtedness and partial surrenders; and
	(c) is the sum of the death benefit guarantee monthly premiums since the policy date to the most recent monthly date.

Using the example above, if the Policy is in its 25th month and there have been no loans or partial surrenders, the death benefit guarantee premium requirement on the 25th monthly date is $49,400 (25 times $1,976). If on any monthly date, the death benefit guarantee premium requirement is not met, the protections of the rider will not apply and the Policy is at risk of terminating on any monthly date if the net policy value is insufficient to pay the monthly policy charge.

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The death benefit guarantee premium rates are per $1,000 of face amount and may vary by issue age, risk classification, gender* and tobacco status. The death benefit guarantee premium is shown on your Policy.

*	For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the insured.

Premium Limitations

In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

The minimum initial premium required is three monthly policy charges divided by (1-premium expense charge). The amount is based on the initial total face amount of the Policy, the death benefit option and the charges and expenses of the Policy. There is no minimum amount requirement for subsequent premiums; however, insufficient premium payments may cause the policy to lapse (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).

Allocation of Premiums

We allocate your initial net premiums on the later of the policy date or the effective date. Except as described below, allocations of net premiums are made to the divisions and the fixed account according to your instructions. The total of all allocation percentages must equal 100. Net premiums are allocated as of the valuation period in which they are received.

The percentage allocation for future premium payments may be changed, without charge, at any time by:

  sending a written request to us;
  calling us at 1-800-247-9988 (if telephone privileges apply);
  faxing us at 1-515-235-9720; or
  visiting www.principal.com (if internet privileges apply).

The allocation changes are effective at the end of the valuation period in which the new instructions are received.

Premium Refund States

During the examination offer period, if the Policy is issued in a state requiring a full refund of premium, the initial net premium, including any premium received during the examination period, is allocated to the Money Market division on the later of the policy date or the effective date. After the examination offer period, the premium held in the Money Market division will be reallocated to the divisions and the fixed account according to your instructions. If the day following the end of the examination offer period is not a business day, the transfer will occur on the next business day. See SURRENDERS AND PARTIAL SURRENDERS – Right to Examine Policy (“Free Look” Provision) for more information about the examination offer period.

Example:	If the examination offer period is 10 days, you sign a policy delivery receipt and the later of the policy date or the effective date is February 1st, your examination offer period would end on February 11th. The premiums held in the Money Market divisions are reallocated at the end of the next business day.

If the purchase of this policy falls within the definition of a replacement under state law, we reserve the right to retain the initial net premiums in the Money Market division to correspond to the examination offer period of a particular state’s replacement requirements.

Market Value States

During the examination offer period, if the policy is issued in a state allowing refund of net policy value, the initial net premium is allocated to the divisions according to your instructions on the later of the policy date or the effective date. In these states, we will refund the net policy value, which may be more or less than your premium, if the policy is returned during the examination offer period. See SURRENDERS AND PARTIAL SURRENDERS – Right to Examine Policy (“Free Look” Provision) for more information about the examination offer period.

Example: If the later of the policy date or the effective date is February 2nd, the premiums are allocated to the divisions that you                      selected on February 2nd.

Division Valuation

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There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premium payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured’s death.

At the end of any valuation period, your value in a division is:

  the number of units you have in the division
  multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:

  your initial premium payment (less premium expense charges);
  plus subsequent premium payments (less premium expense charges);
  plus transfers from another division or the fixed account

minus units sold:

  for partial surrenders from the division;
  as part of a transfer to another division, the fixed account or the loan account; and
  to pay monthly policy charges and any transaction fees.

We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:

[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day’s transactions plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
divided by
the share price of the underlying mutual fund at the end of the previous valuation period after that day’s transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

Fixed Account Valuation The value of your fixed account on any business day is:

  net premiums allocated to the fixed account
  plus transfers from the division(s) and the loan account (as a result of a loan repayment)
  plus interest credited to the fixed account
  minus surrenders, transaction fees, and monthly policy charges minus transfers to the loan account
  minus transfers to the division(s)

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DEATH BENEFITS AND POLICY VALUES

Death Proceeds

If coverage is in effect and the insured dies before the maturity date, we pay death proceeds upon our receipt of:

proof of the death of the insured (typically, a death certificate);
Beneficiary’s Statement (Claim Form)*; and
If the beneficiary is a trust, the Claim Form must be signed by the trustee(s) and we must also receive a copy of the trust agreement and/or our Trustee Certification Form.
If the beneficiary is a corporation or other entity, the Claim Form must be signed by a corporate officer and we must receive proof of that person’s signing authority (e.g., submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer(s) authorized to sign on behalf of the entity) and a Certificate of Good Standing or Certificate of Existence provided by the state of where the entity was incorporated or otherwise created.

Payment of the death proceeds will be made within seven business days of receipt of the required documentation. We pay death proceeds first to the assignee, if any, in a lump sum. We pay the remainder to your named beneficiary(ies) as described below. If no beneficiary(ies) survives the insured, we will pay the death proceeds to the owner or the owner’s estate unless you have given us written notice otherwise.

We will pay death proceeds according to the benefit payment option (shown below) that you have chosen. If you do not select a benefit payment option, your named beneficiary(ies) may each choose to receive payment in a lump sum or according to a benefit payment option. If your beneficiary(ies) does not choose a benefit payment option, we will pay the death proceeds in a lump sum.

Death proceeds are calculated as of the date of the insured’s death and include:

  the death benefit described below in DEATH BENEFITS AND POLICY VALUES – Death Benefit Options;
  minus loan indebtedness;
  minus any overdue monthly policy charges if the insured died during a grace period;
  plus interest on the death proceeds as required by state law.

Benefit Instructions

While the insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options shown below. If we have not received written benefit payment instructions from you prior to the insured’s death, each of your beneficiaries may select either a lump sum distribution or one of the benefit payment options shown below. You may change your benefit payment instructions by sending us written notice. If you change your beneficiary(ies) designation, your prior benefit payment instructions are automatically revoked.

Benefit Payment Options The benefit payment options include:

  Custom Benefit Arrangement – We will make benefit payments based on arrangements you have requested and we have agreed to in writing (e.g., equal payments made over a specified period of time, joint and survivor life income with a reduced survivor benefit, etc.).
  Life Income – We will make benefit payments for a person’s lifetime; payments stop after the death of that person. It is possible that we would make no payments if the person were to die before the first payment was due.
  Life Income with Period Certain – We will make benefit payments for the longer of a person’s lifetime or a guaranteed period that you specify (must be between 5 to 30 years). If the person dies before all of the guaranteed payments have been made, we will continue to make the guaranteed payments to the person(s) you or your beneficiary designate until the end of the guaranteed period.
  Joint and Survivor Life Income – We will make benefit payments for the longer of the lifetimes of two named people. Payments stop upon the death of the survivor of the two persons. It is possible that we would make no payments if both persons were to die before the first payment was due.
  Joint and Survivor Life Income with Period Certain – We will make benefit payments for the longer of the lifetimes of two named people or a guaranteed payment period that you specify (must be between 5 to 30 years). If both people die before all of the guaranteed payments have been made, we will continue to make the guaranteed payments to the person(s) you or your beneficiary designates until the end of the guaranteed period.

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These benefit payment options are also available if the Policy matures or is surrendered.

Death Benefit Options

The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:

Death Benefit Option 1 – the death benefit equals the greater of:
the total face amount; or
the amount found by multiplying the surrender value by the applicable percentage*.
Death Benefit Option 2 – the death benefit equals the greater of:
the total face amount plus the policy value; or
the amount found by multiplying the surrender value by the applicable percentage*.
Death Benefit Option 3 – the death benefit equals the greater of:
the total face amount plus the greater of a) premiums paid less partial surrenders or b) zero; or
the amount found by multiplying the surrender value by the applicable percentage*.
* * The applicable percentage tables are in Appendix B and are based on our interpretation of Section 7702 of the Internal

Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

Example: Example:The following assumptions are made to demonstrate the use of the Tables found in Appendix B.
Death Benefit Option: 1
Total Face Amount: $1,000,000
Surrender Value: $900,000
Definition of Life Insurance Test: Guideline Premium/Cash Value
Corridor Test
Attained Age: 45
Risk Class: Preferred Non-Tobacco

Applicable Percentage: 215%
Death Benefit: $900,000 x 215% = $1,935,000

If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be
336.69% (assuming the insured is a male) and the death benefit would be $3,030,210.

Change in Death Benefit Option

You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current total face amount, subject to underwriting review and approval.

The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

Changing from Death Benefit Option 1 to Death Benefit Option 2

We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been previous increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, thereby increasing the Company’s risk we may require proof of insurability. In addition, cost of insurance charges will likely increase. This example assumes that the base policy face amount equals the total face amount.

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Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000	$1,000,000	$50,000
($1,000,000 - $50,000)	$(950,000+$50,000)

Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change.
The total face amount increase will be in the same proportion as the base policy face amount to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000	$50,000
	($1,000,000 + $50,000)
after the change	after the change	after the change
$1,050,000	$1,050,000	$50,000
($1,000,000 + $50,000)

Changing from Death Benefit Option 3 to Death Benefit Option 1
We will increase the total face amount if the total premiums paid are greater than total partial surrenders (including any transaction fees) as of the effective date of the change. The increase will be in the same proportion as the base policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are $10,000 and the base policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000	$50,000
	$(1,000,000 + ($30,000 - $10,000))
after the change	after the change	after the change
$1,020,000	$1,020,000	$50,000

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($1,000,000 + ($30,000 - $10,000))

Changing from Death Benefit Option 3 to Death Benefit Option 2
We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death Benefit Option 2, therefore increasing the Company’s risk, we may require proof of insurability. In addition, cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000	$50,000
	$(1,000,000 + ($30,000 - $10,000))
after the change	after the change	after the change
$970,000	$1,020,000	$50,000
($1,000,000 + ($30,000 - $10,000 - $50,000))	($970,000 + $50,000)

IRS Definition of Life Insurance

The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.

The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.

If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.

The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.

To satisfy either test, the ratio of the death benefit to the policy value must be at least as great as the applicable percentage shown in Appendix B. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.

As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally has:

•	smaller applicable percentages
•	lower minimum death benefit
•	lower cost of insurance charges
•	better policy value growth.

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The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.

This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800-247-9988.

The table below demonstrates the minimum death benefit based on the test chosen.

The example below is based on the following:
•	The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)
•	Total Face amount is $100,000
•	Death Benefit Option 1
•	Surrender value at the date of death is $25,000
•	The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x surrender value)
•	The minimum death benefit under the cash value accumulation test is $71,478 (assuming an applicable percentage of
285.91%)

The death benefit payable is the larger of these two amountes

Net amount at risk used in
calculating the cost of insurance
		Face Amount	Minimum death benefit	charge

Guideline Premium/Cash Value Corridor Test		$100,000	$46,250	$74,753.98
Cash Value Accumulation Test		$100,000	$71,478	$74,753.98

Here’s the same example, but with a surrender value of $75,000. Because the surrender value has increased, the minimum death benefit is now:
•	$138,750 for the guideline premium/cash value corridor test
•	$214,433 for the cash value accumulation test.

The death benefit payable is the larger of these two amounts

Net amount at risk used in calculating the cost of insurance charge
		Face amount	Minimum death benefit

	Guideline Premium/Cash Value Corridor Test	$100,000	$138,750	$63,408.64
	Cash Value Accumulation Test	$100,000	$214,433	$138,905.45

Keep in mind that cost of insurance charges, which affect your Policy’s value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.

All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in total face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the Section 7702 limits.

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Maturity Proceeds

The maturity date is the policy anniversary where the insured’s attained age is 121 and is shown on your current data pages. If the insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the net surrender value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our home office.

The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the insured’s death (as explained in GENERAL DESCRIPTION OF THE POLICY – Optional Insurance Benefits).

Adjustment Options

Increase in Total Face Amount

You may request an increase in the total face amount at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in total face amount is $10,000.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.

We will approve your request if:

  the insured is alive at the time of your request; and
  the attained age of the insured is 75 or less at the time of the request; and
  we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.

The increase in total face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request.

If you want insurance coverage to start at the time the adjustment application is submitted, an “adjustment premium” payment must be sent with the completed application. The amount of the adjustment premium is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, an adjustment premium conditional receipt will be given to you. The receipt acknowledges the adjustment premium payment and details any interim conditional insurance coverage.

Any adjustment premium payment made in connection with the adjustment application is held in our general account without interest (for a period of up to a 60 days) while we complete underwriting for the adjustment. If we approve the adjustment, on the effective date of the adjustment, the amount of the adjustment premium payment being held minus the premium expense charge is moved to the divisions and/or fixed account according to your then current premium allocation percentages.

The cost of insurance charge will increase in the event of an increase in a Policy’s total face amount. If there is insufficient value to pay the higher charges after an increase in total face amount, the Policy will lapse, unless the protections of the death benefit guarantee rider are in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in total face amount.

Decrease in Total Face Amount

On or after the first policy anniversary, you may request a decrease in the total face amount. No transaction fee is imposed on decreases in the total face amount. A decrease is requested as follows:

  the request must be made on an adjustment application;
  the application must be signed by the owner(s);
  the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request;
  the decrease may not reduce the total face amount below $100,000; and
  if there have been previous increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis.

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A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.

Policy Values

Your policy value is equal to the sum of the values in the divisions, the fixed account, and loan account. The policy value:

  increases as premiums are applied and interest is credited;
  decreases as policy loans, partial surrenders, and policy expenses are deducted; and
  can increase or decrease as the investment experience of your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS

Surrenders

You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender. Partial surrenders may negatively affect your Death Benefit Guarantee rider, if applicable. Partial surrenders will reduce your face amount if under death benefit option 1 or 3.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION – Delay of Payments).

Full Surrender

The Policy may be surrendered while the Policy is in effect. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the net surrender value.

Unscheduled Partial Surrender

On or after the first policy anniversary and prior to the maturity date, you may surrender a part of the net policy value. You may take two unscheduled partial surrenders during a policy year before any transaction fees apply. After the second unscheduled partial surrender in a policy year, a transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each unscheduled partial surrender. An unscheduled partial surrender may not be less than $500 and may not be greater than 90% of the net policy value as of the effective date of the unscheduled partial surrender. The unscheduled partial surrender may not decrease the total face amount to less than $100,000. Unscheduled partial surrenders will negatively affect your death benefit and your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender plus any transaction fee. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The amount of the surrender and the transaction fee are deducted from your divisions and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.

An unscheduled partial surrender may cause a reduction in total face amount. If the total face amount had been previously increased, any reduction of the total face amount at the time of partial surrender, is made on a last in, first out basis.

  If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the unscheduled partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the unscheduled partial surrender exceeds the difference between the death benefit and total face amount.

Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect).

During policy years two through 15, 10% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. As discussed immediately above, any amount surrendered in excess of 10% would not constitute a preferred partial surrender and would cause a reduction in the total face amount. The

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10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:

(a)	is the amount of the unscheduled partial surrender;
(b)	is the amount of any preferred partial surrenders in the same policy year; and
(c)	is 10% of the net policy value at the end of the prior policy year.
If the Death Benefit Option 3 is in effect, the total face amount is reduced by the lesser of (a) or (b) where:
(a)	is the amount of the unscheduled partial surrender; and
(b)	is the greater of (i) the amount that total partial surrenders exceed total premiums paid; or (ii) zero.

Scheduled Partial Surrender

On or after the first policy anniversary and prior to the maturity date, you may elect to receive part of your net policy value automatically on any monthly date.

You select the amount of the surrender and the surrender frequency (annually, semi-annually, quarterly or monthly (based on policy year)).
The surrender is deducted from your division(s) and/or fixed account according to your monthly policy charge allocation percentages.
Each scheduled partial surrender may not be greater than 90% of the net policy value (as of the date of the scheduled partial surrender).
Scheduled partial surrenders will continue until we receive your instructions to stop them or until surrenders equal premiums paid. Once surrenders equal premiums paid, if there is any remaining net policy value, scheduled policy loans will automatically begin, unless you instruct us otherwise, so as to provide you the same dollar amount at the same frequency as you had received under the scheduled partial surrenders.
A scheduled partial surrender may cause a reduction in total face amount:
If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced on the first monthly date a scheduled partial surrender is effective (and each subsequent policy anniversary). The amount of the reduction is the sum of the scheduled partial surrenders planned for that policy year that are not deemed to be a preferred partial surrender. If the amount of the scheduled partial surrender is increased, the total face amount is reduced on the monthly date the change is effective. If the amount of the scheduled partial surrender is decreased, the total face amount is not increased.

If the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount.

Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect).

During policy years two through 15, 10% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. As discussed immediately above, any amount surrendered in excess of 10% would not constitute a preferred partial surrender and would causes a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:

(a)	is the amount of the scheduled partial surrenders planned for that policy year;
(b)	is the amount of any preferred partial surrenders in the same policy year; and
(c)	is 10% of the net policy value at the end of the prior policy year.

• If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a scheduled partial surrender.

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If the Death Benefit Option 3 is in effect, the total face amount is reduced on the first monthly date a scheduled partial surrender is effective and on each subsequent policy anniversary. The total face amount may also be reduced on the monthly date any increase to a scheduled partial surrender is effective. The total face amount is reduced by the lesser of (a) or (b) where:
(a)	is the amount of the scheduled partial surrenders planned for that policy year; and
(b)	is the greater of (i) the amount that total partial surrenders exceed total premiums paid; or (ii) zero.

Examination Offer (Free-Look Provision)

It is important to us that you are satisfied with the purchase of your Policy. Under state law, you have the right to return the Policy for any reason during the examination offer period (a “free look”). If you properly exercise your free look, we will rescind the policy and we will pay you a refund. The state in which the Policy is issued determines the examination offer period and the type of refund that applies.

If you return this Policy before expiration of the examination offer period, we will refund your full premium in states where required. In states where permitted, we will refund the net policy value, which may be more or less than your premium.

Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.

The examination offer period is the later of:

  10 days after you receive the Policy or,
  such later date as specified by applicable state law

NOTE: NOTE: See GENERAL DESCRIPTION OF THE POLICY – Delay of Payments.

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LOANS

Policy Loans

While your Policy is in effect (but after the examination offer period) and has a net policy value, you may borrow money from us with the Policy as the security for the policy loan.

  The maximum amount you may borrow is 90% of the net policy value as of the date we process the policy loan.
  If telephone privileges apply, you may request a policy loan of $100,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a policy loan of more than $100,000, the request must be made in writing.
  Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY – Delay of Payments).
  Requests for policy loans from any joint owner are binding on all joint owners.
  Policy loans may negatively affect your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).

You are charged interest on any loan indebtedness. During the first ten policy years, the interest rate is 5.00% per year. After policy year ten, the interest rate is 4.00% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan indebtedness. Adding unpaid interest to the loan indebtedness causes additional amounts to be redeemed from the division(s) and/or fixed account and redemption proceeds transferred to the loan account. Redemptions are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account. In addition, loan indebtedness is subtracted from:

  death proceeds at the death of the insured;
  surrender value upon full surrender or termination of a Policy; and
  maturity proceeds paid.

Loan indebtedness reduces your net policy value. If the net policy value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).

If the Policy lapses with any loan indebtedness, there may be negative tax consequences.

Loan Account

When a policy loan is taken, a loan account is established. The loan account is part of our general account.

An amount equal to the loan is transferred from your divisions and/or fixed account to your loan account. You may instruct us on the proportions to be taken from your divisions or the fixed account. There are no restrictions on which divisions or accounts that the loan amount can be transferred from.

Your loan account earns interest from the date of transfer. The loan account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the policy year.

Unscheduled Loans

Unscheduled loans are available in all policy years. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.

Scheduled Loans

After the first policy year, scheduled policy loans are available on any monthly date if you have withdrawn, through partial surrenders, an amount equal to or exceeding total premiums paid. A scheduled loan is the equivalent of a scheduled withdrawal of earnings following the withdrawal of all premiums paid. Scheduled loans may occur on a monthly, quarterly, semiannual or annual basis (based on the policy year). The loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.

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Loan Payments

While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:

  policy loans may be repaid totally or in part;
  repayments are allocated to the division(s) and/or the fixed account in the proportions used for allocation of premium payments;
  payments that we receive that are not designated as premium payments are applied as loan repayments if there is any loan indebtedness;
  the repayments are allocated as of the valuation period in which we receive the repayment; and
  repayments are to be sent to our home office.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination (Lapse)

A Policy will go into default and is at risk of terminating if the net policy value on any monthly date is less than the monthly policy charge.

Before any Policy lapses, the Policy will enter a grace period, described below, during which you may pay the minimum required premium to keep your Policy in force. A Policy will terminate if you have not made the minimum required premium payment before the grace period expires.

The Policy also terminates:

  when you make a full Policy surrender;
  when death proceeds are paid; and
  when the maturity proceeds are paid.

When the Policy terminates, all privileges and rights of the owner(s) and all optional insurance benefits will end. Subject to certain conditions, you may reinstate a policy that has terminated (see POLICY TERMINATION AND REINSTATEMENT –Reinstatement).

Grace Period

If a Policy goes into default and is at risk of terminating, we will send you notice of a 61-day grace period during which you can pay the minimum required premium to keep your Policy in force. This grace period begins on the date we mail the notice of impending policy termination to you. The notice will be sent to your last post office address known to us and will tell you the amount of the minimum required premium to keep the Policy in force, payment instructions; and the grace period end date.

Your Policy will remain in force during the grace period. If we do not receive the minimum required premium payment by the end of the grace period, your Policy will terminate without value.

No partial surrenders or policy loans may be made during a grace period.

Minimum Required Premium

The minimum required premium is intended to (i) reimburse us for the monthly policy charges during the grace period, and (ii) provide enough policy value to pay the monthly policy charge on the first monthly date after grace period. The minimum required premium payment is [(a) plus (b)] divided by (c) where:

(a)	is any amount by which your net policy value is less than zero at the start of the grace period after the monthly policy charge is deducted;
(b)	is three monthly policy charges; and
(c)	is 1 minus the maximum premium expense charge. See CHARGES AND DEDUCTIONS – Premium Expense Charge (Sales Charge and Taxes)

If the grace period ends before we receive the minimum required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.

Death during Grace Period

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If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
• all monthly policy charges due and unpaid at the death of the insured; and
• any loan indebtedness.

NOTE: The state of Florida requires that the net policy value of the Policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated as described in REINSTATEMENT – Policy Termination
(Lapse). The Policy may be reinstated provided all of the following conditions are satisfied:
(a) such reinstatement is prior to the maturity date;
(b) You have not surrendered your Policy;
(c) not more than three years have elapsed since the policy terminated;
(d) You supply evidence which satisfies us that the insured is alive and is insurable under our underwriting guidelines then in effect; and
(e) You make the minimum required premium payment.

The minimum required premium is intended to a) reimburse us for the monthly policy charges during the grace period and
b) provide enough policy value to pay monthly policy charges for three policy months after reinstatement. The minimum required premium payment is [(1) plus (2)] divided by (3) where:
(1) is any amount by which your net policy value is less than zero at the end of the grace period after the monthly policy charge is deducted;
(2) is three monthly policy charges; and
(3) is 1 minus the maximum premium expense charge. See CHARGES AND DEDUCTIONS – Premium Expense Charge
(Sales Charge and Taxes)

NOTE: The minimum required premium during a grace period and the minimum required premium to reinstate a policy are calculated differently. The minimum required premium for reinstatement is calculated to collect monthly policy charges due and unpaid during the grace period and to provide us with enough policy value to pay three monthly policy charges after reinstatement of the Policy. As a result, the minimum required premium for reinstatement will be higher than the minimum required premium for grace period.

Reinstatement will be effective on the next monthly date following the date we approve the reinstatement application. Your rights and privileges as owner(s) are restored upon reinstatement. The reinstated Policy will have the same policy date as the original Policy. The Death Benefit Guarantee rider will be as if the Policy had never ended. You will receive new data pages upon reinstatement.

If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated). We do not require payment of monthly policy charges during the period the Policy was terminated.

Premiums received with your reinstatement application are held in our general account without interest (for a period of up to 60 days) while we complete underwriting for the reinstatement. If the reinstatement is approved, premiums are allocated to your selected division(s) and/or fixed account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions.

If you reinstate your Policy, the premium expense charge is calculated based on the number of years since the Policy was issued.

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TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE:	Due to the complexity of these rules and because they are affected by the facts and circumstances of each policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Taxation of Death Proceeds

The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income.

The Pension Protection Act of 2006 limits the tax-free death proceeds for employer-owned insurance to the amount of premiums paid unless certain requirements are satisfied. This legislation pertains to Policies issued August 17, 2006 and later, except for contracts issued after such date pursuant to an exchange under IRC (S) 1035, and Policies issued prior to August 17, 2006 that have had a material increase in the death benefit or other material change on or after August 17, 2006. The following requirements must be satisfied in order for the death proceeds of employer-owned life insurance to be tax-free:

(1) Before the issuance of the Policy, the employee (i) is notified in writing that the policyholder intends to insure the life of the employee and of the maximum face amount of the policy for which the employee can be insured, (ii) provides written consent to being insured under the contract, and (iii) is informed in writing that an applicable policyholder will be a beneficiary of any proceeds payable upon the death of the insured; and

(2) A specific qualifying condition with respect to the insured’s status must be met. Some examples are: the insured must be either
(i) an employee of the policy holder at any time during the 12 month period before the insured’s death, or (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the IRC, at the time the policy was issued.

Taxation of Maturity Proceeds

A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

Taxation of Growth in Policy Value

Any increase in policy value is not included in gross income while the Policy is in force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

Taxation of Policy Surrenders and Partial Surrenders

A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years, you make a partial surrender with a corresponding reduction in the total face amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.

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Transfers between the division(s) are not considered as distributions from the Policy and would not be considered taxable income.

NOTE:	The tax treatment of partial surrenders described above also applies to preferred partial surrenders, see SURRENDERS AND PARTIAL SURRENDERS - Preferred Partial Surrender.

Taxation of Policy Loans and Loan Interest

If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.

If the Policy lapses with an outstanding loan balance, there may be tax consequences.

Taxation of Change of Owner

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your life insurance policy.

Taxation of Change of Insured

For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the policy value and the net premiums paid.

Modified Endowment Contract Status

A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is

• made after the owner attains age 591/2; or
• attributable to the taxpayer becoming disabled; or
• part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.

Taxation of Exchange or Assignment of Policies

An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.

Corporate Alternative Minimum Tax

Ownership of a Policy by certain corporations may affect the owner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation’s basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to “Small Corporations” as defined by Section 55(e) of the Internal Revenue Code.

Special Considerations for Corporations

Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life

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insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

Other Tax Issues

Federal estate taxes and state and local estate, inheritance, and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.

Withholding

Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the Internal Revenue Service has notified us that the number you furnished is incorrect. Non-resident aliens are subject to 30% withholding (or lower treaty rate) on taxable distributions.

GENERAL PROVISIONS

Frequent Trading and Market-Timing (Abusive Trading Practices)

This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:

Disrupt the management of the underlying mutual funds by:
forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
causing unplanned portfolio turnover;
Hurt the portfolio performance of the underlying mutual funds; and
Increase expenses of the underlying mutual fund and separate account due to:
increased broker-dealer commissions; and
increased recordkeeping and related costs.

If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Policy and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or an underlying mutual fund that is an investment option with the Policy, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

  Rejecting transfer instructions from a Policy owner or other person authorized by the owner to direct transfers;
  Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
  Limiting the number of unscheduled transfers during a Policy year to no more than 12;
  Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
  Taking such other action as directed by the underlying mutual fund.

We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

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In some instances, a transfer may be completed inadvertently after we have notified a Policy owner that we believe that the Policy owner may have been engaging in abusive trading practices. In those instances, we will reverse the transfer (within two business days after the transfer) and return the Policy to the investment options it had prior to the transfer. The reversal will be effected at the unit values determined on the date of the reversal. As a result, the Policy owner assumes the risk of any gains or losses associated with an investment in the transferee division instead of in the transferor division between the time of the transfer and the time of the reversal of the transfer. We will give the Policy owner notice in writing of the reversal.

Purchase Procedures

A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum total face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum total face amount. The increased minimum total face amount would apply only to Policies issued after the effective date of the increase.

To issue a Policy, we require that the age of the insured be 75 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:

  furnish satisfactory evidence of insurability of the insured; and
  meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, a payment must be sent with the completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.

We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met.

Important Information about Customer Identification Procedures

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Policy Date

If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the first day of the following month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. The policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.

Upon specific request and our approval, the Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.

Effective Date

The Policy date and the effective date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.

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If the proposed insured dies before the effective date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).

Special Purchase Plans

Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer, or similar entity purchases Policies covering a group of individuals on a group or individual basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:

  employees, officers, directors, agents, and immediate family members of the group or sponsored arrangement; and
  employees or agents of the Company and its subsidiaries.

Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).

Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased, and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to group or sponsored arrangements.

We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.

Distribution of the Policy

The Company has appointed Princor Financial Services Corporation (“Princor”) (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and an affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions to Princor of no more than 12% of premiums received by the Company in the first policy year (or first policy year following an adjustment) up to the target premium. In the second through the fifth policy years following the policy date (or adjustment date), commissions range from 0% to 5% of premiums received; in policy years six through ten following the policy date (or adjustment date), commissions range from 0% to 1.5% of premiums received. A service fee of up to 0.10% of the net policy value is paid beginning in policy year six. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the underlying mutual funds are shown in the prospectuses of each underlying mutual fund.

Applications for the Policies are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.

Payments to Financial Intermediaries

The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You

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may ask your sales representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

Service Arrangements and Compensation

The Company and/or Princor have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy owners’ instructions. Because the Company and Princor receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.

Statement of Values

You will receive an annual policy statement once each year. The statement will show:

  current death benefit;
  current policy value and surrender value;
  all premiums paid since the last statement;
  all charges since the last statement;
  any loan indebtedness;
  any partial surrenders since the last statement;
  the number of units and unit value;
  total value of each of the divisions and of the fixed account;
  designated beneficiary(ies); and
  all riders included in the Policy.

At any time, you may request a free current statement by telephoning 1-800-247-9988.

We also send you the reports required by the Investment Company Act of 1940 (as amended).

Services Available via the Telephone

If you elect telephone privileges, instructions for the following transactions may be given to us via the telephone:

  change in allocations of future premium payments;
  change in allocation of the monthly policy charge;
  change to your APR instructions;
  change to your scheduled transfer instructions;
  unscheduled transfers; and
  request for a policy loan (of $100,000 or less).

Instructions:

  may be given by calling us at 1-800-247-9988 between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open;
  must be received by us before the close of the NYSE (generally 4:00 p.m. Eastern Time) to be effective the day they are given;
  are effective the next business day if not received until after the close of the NYSE.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction instructions, the Separate Account and the Company reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner’s address of record.

Misstatement of Age or Gender

If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

46	GENERAL PROVISIONS	Principal Executive Variable Univeral Life II
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Non-Participating Policy

The Policies do not share in any divisible surplus of the Company.

Incontestability

We will not contest the insurance coverage provided by the Policy, except for any increases in total face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any total face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

Independent Registered Public Accounting Firm

The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

Principal Executive Variable Universal Life II	LEGAL PROCEEDINGS	47
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TABLE OF SEPARATE ACCOUNT DIVISIONS
The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AIM V.I. Capital Appreciation Division
Invests in:	AIM V.I. Capital Appreciation Fund - Series II Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	to seek growth of capital.

AIM V.I. Core Equity Division
Invests in:	AIM V.I. Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks growth of capital. The Fund invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that are believed to have the potential for above-average growth in earnings.

AIM V.I. Dynamics Division
Invests in:	AIM V.I. Dynamics Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-size companies.

AIM V.I. Global Health Care Division
Invests in:	AIM V.I. Global Health Care Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term capital growth. The Fund invests normally 80% of its assets in securities of healthcare industry companies.

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AIM V.I. International Growth Division
Invests in:	AIM V.I. International Growth Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Small Cap Equity Division
Invests in:	AIM V.I. Small Cap Equity Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term growth of capital.

AllianceBernstein Global Thematic Growth Portfolio Division
Invests in:	AllianceBernstein Variable Products Series Fund, Inc. – AllianceBernstein Global Thematic Growth
Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

AllianceBernstein International Growth Division
Invests in:	AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein International Growth
Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long term growth of capital.

AllianceBernstein International Value Division
Invests in:	AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein International Value
Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long term growth of capital.

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AllianceBernstein Small Cap Growth Division
	Invests in:	AllianceBernstein Variable Products Series Fund, Inc. – AllianceBernstein Small Cap Growth
Portfolio - Class A
	Investment Advisor:	AllianceBernstein L.P.
	Investment Objective:	seeks growth of capital by pursuing aggressive investment policies.

AllianceBernstein Small/Mid Cap Value Division
	Invests in:	AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value
Portfolio - Class A
	Investment Advisor:	AllianceBernstein L.P.
	Investment Objective:	seeks long term growth of capital.

American Century VP Income & Growth Division
	Invests in:	American Century VP Income & Growth Fund - Class II
	Investment Advisor:	American Century Investment Management, Inc.
	Investment Objective:	seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

American Century VP International Division
	Invests in:	American Century VP International Fund - Class II
	Investment Advisor:	American Century Investment Management, Inc.
	Investment Objective:	seeks long-term capital growth around the world by investing in stocks of foreign companies.

American Century VP Mid Cap Value Division
	Invests in:	American Century VP Mid Cap Value Fund - Class II
	Investment Advisor:	American Century Investment Management, Inc.
	Investment Objective:	seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

American Century VP Value Division
	Invests in:	American Century VP Value Fund - Class II

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Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

American Century VP Vista Division
Invests in:	American Century VP Vista Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long term capital growth.

Calvert Income Division
Invests in:	Calvert Variable Series, Inc. Income Portfolio
Investment Advisor:	Calvert Asset Management
Investment Objective:	seeks to maximize long-term income through investment in bonds and other income producing securities

Dreyfus IP Core Value Division
Invests in:	Dreyfus Investment Portfolios Core Value Portfolio - Service Class
Investment Advisor:	The Boston Company through a sub-advisory agreement with The Dreyfus Corporation
Investment Objective:	seeks long-term capital growth as a primary objective, with current income as a secondary objective.
Invests primarily in equity securities of large-cap value companies.

Dreyfus Socially Responsible Growth Division
Invests in:	The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	seeks capital growth by investing primarily in large-cap stocks that meet certain financial as well as social criteria.

Dreyfus VIF Appreciation Division
Invests in:	Dreyfus Variable Investment Fund Appreciation Portfolio - Service Class
Investment Advisor:	Fayez Sarofim & Co through a sub-advisory agreement with The Dreyfus Corporation
Investment Objective:	seeks long-term capital growth by investing in common stocks.

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DWS Dreman Small Mid Cap Value Division
	Invests in:	DWS Dreman Small Mid Cap Value VIP - Class B
	Investment Advisor:	Dreman Value Management, L.L.C.
	Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Contrafund Division
	Invests in:	Fidelity VIP Contrafund Portfolio - Service Class 2
	Investment Advisor:	Fidelity Management & Research Company
	Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Equity-Income Division
	Invests in:	Fidelity VIP Equity-Income Portfolio - Service Class 2
	Investment Advisor:	Fidelity Management & Research Company
	Investment Objective:	seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the
Standard & Poor’s 500/SM/Index (S&P 500® ).

Fidelity VIP High Income Division
	Invests in:	Fidelity VIP High Income Portfolio - Service Class 2
	Investment Advisor:	Fidelity Management & Research Company
	Investment Objective:	seeks a high level of current income, while also considering growth of capital.

Fidelity VIP Mid Cap Division
	Invests in:	Fidelity VIP Mid Cap Portfolio – Service Class 2
	Investment Advisor:	Fidelity Management & Research Company
	Investment Objective:	seeks long-term growth of capital.

Franklin Income Securities Division
	Invests in:	Franklin Templeton VIP Trust - Franklin Income Securities Fund - Class 2

52	TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Executive Variable Univeral Life II
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Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks to maximize income while maintaining prospects for capital appreciation. The fund normally invests in both equity and debt securities. The fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Franklin Mutual Global Discovery Securities Division
Invests in:	Franklin Templeton VIP Trust - Mutual Global Discovery Securities Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks capital appreciation. The Fund normally invests mainly in U.S. and foreign equity securities that the manager believes are undervalued. The Fund normally invests primarily in undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies

Franklin Mutual Shares Securities Division
Invests in:	Franklin Templeton VIP Trust - Mutual Shares Securities Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks capital appreciation, with income as a secondary goal. The Fund normally invests mainly in
U.S. and foreign securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Franklin Rising Dividends Securities Division
Invests in:	Franklin Templeton VIP Trust - Franklin Rising Dividends Securities Fund – Class 2
Investment Advisor:	Franklin Templeton Investments
Investment Objective:	seeks long-term capital appreciation, with preservation of capital as an important consideration. The
Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Franklin Small Cap Value Securities Division
Invests in:	Franklin Templeton VIP Trust - Franklin Small Cap Value Securities Fund - Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	seeks long term total return. The Fund normally invests at least 80% of its net assets in investments of small-capitalization companies and normally invests predominantly in equity securities.

Franklin Strategic Income Securities Division
Invests in:	Franklin Templeton VIP Trust - Franklin Strategic Income Securities Fund - Class 2

Principal Executive Variable Universal Life II	TABLE OF SEPARATE ACCOUNT DIVISIONS	53
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	Investment Advisor:	Franklin Advisers, Inc.
	Investment Objective:	seeks a high level of current income, with capital appreciation over the long-term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Janus Aspen Balanced Division
	Invests in:	Janus Aspen Series Balanced Portfolio - Service Shares
	Investment Advisor:	Janus Capital Management LLC
	Investment Objective:	seeks long-term growth of capital, consistent with preservation of capital and balanced by current income by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential.
The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

Janus Aspen Enterprise Division
	Invests in:	Janus Aspen Series Enterprise Portfolio - Service Shares
	Investment Advisor:	Janus Capital Management LLC
	Investment Objective:	seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth
Index.

Janus Aspen Flexible Bond Division
	Invests in:	Janus Aspen Series Flexible Bond Portfolio - Service Shares
	Investment Advisor:	Janus Capital Management LLC
	Investment Objective:	seeks to obtain maximum total return, consistent with preservation of capital by primarily investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in bonds, including, but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds

Janus Aspen Forty Division
	Invests in:	Janus Aspen Series Forty Portfolio - Service Shares
	Investment Advisor:	Janus Capital Management LLC
	Investment Objective:	seeks long-term growth of capital.

54	TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Executive Variable Univeral Life II
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Janus Aspen Worldwide Division
Invests in:	Janus Aspen Series Worldwide Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The
Portfolio normally invests in issuers from several different countries, including the United States.
The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

MFS VIT Global Equity Division
Invests in:	MFS VIT Global Equity Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks capital appreciation.

MFS VIT Growth Division
Invests in:	MFS VIT Growth Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks capital appreciation.

MFS VIT New Discovery Division
Invests in:	MFS VIT New Discovery Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks capital appreciation.

MFS VIT Research International Division
Invests in:	MFS VIT Research International Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks capital appreciation.

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MFS VIT Total Return Division
Invests in:	MFS VIT Total Return Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks total return.

MFS VIT Utilities Division
Invests in:	MFS VIT Utilities Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	to seek total return.

MFS VIT Value Division
Invests in:	MFS VIT Value Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	to seek total return.

Neuberger Berman AMT Guardian Division
Invests in:	Neuberger Berman AMT Guardian Portfolio - Class 1
Investment Advisor:	Neuberger Berman Management Inc.
Investment Objective:	seeks long-term growth of capital and, secondarily, current income by primarily investing in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies.

Neuberger Berman AMT Partners Division
Invests in:	Neuberger Berman AMT Partners Portfolio - Class 1
Investment Advisor:	Neuberger Berman Management Inc.
Investment Objective:	seeks growth of capital.

Neuberger Berman AMT Small-Cap Growth Division
Invests in:	Neuberger Berman AMT Small-Cap Growth Portfolio - Class S

56	TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Executive Variable Univeral Life II
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Investment Advisor:	Neuberger Berman Management Inc.
Investment Objective:	seeks long-term capital growth.

Oppenheimer Main Street Small Cap Division
Invests in:	Oppenheimer Main Street Small Cap Fund® /VA - Service Shares
Investment Advisor:	Oppenheimer Funds, Inc.
Investment Objective:	seeks capital appreciation.

Pioneer Small Cap Value Division is no longer an open investment option, was liquidated April 24, 2009.

Bond & Mortgage Securities Division
Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Diversified International Division
Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

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Government & High Quality Bond Division
Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to seek a high level of current income, liquidity and safety of principal.

International Emerging Markets Division
Invests in:	Principal Variable Contracts Funds International Emerging Markets Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

International SmallCap Division
Invests in:	Principal Variable Contracts Funds International SmallCap Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LargeCap Blend II Division
Invests in:	Principal Variable Contracts Funds LargeCap Blend Account II - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class 1
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

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LargeCap Growth I Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

LargeCap S&P 500 Index Division
Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor’s 500 Index.

LargeCap Value Division
Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the
Account may invest in other securities.

LargeCap Value III Division
Invests in:	Principal Variable Contracts Funds LargeCap Value Account III - Class 1
Investment Advisor:	AllianceBernstein, L.P. through a sub-advisory agreement and Westwood Management Corp.
through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital.

MidCap Blend Division
Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to achieve capital appreciation by investing primarily in securities of emerging and other growth-

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oriented companies.

MidCap Growth I Division
Invests in:	Principal Variable Contracts Funds MidCap Growth Account I - Class 1
Investment Advisor:	Mellon Capital Management Corporation through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MidCap Stock Division
Invests in:	Principal Variable Contracts Funds MidCap Stock Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

MidCap Value II Division
Invests in:	Principal Variable Contracts Funds MidCap Value Account II - Class 1
Investment Advisor:	Jacobs Levy Equity Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

Money Market Division
Invests in:	Principal Variable Contracts Funds Money Market Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

Mortgage Securities Division
Invests in:	Principal Variable Contracts Funds Mortgage Securities Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation

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Investment Objective:	seeks to provide a high level of current income consistent with safety and liquidity.

Principal LifeTime 2010 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

Principal LifeTime 2020 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

Principal LifeTime 2030 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

Principal LifeTime 2040 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

Principal LifeTime 2050 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation

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	Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

Principal LifeTime Strategic Income Division
	Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income Account - Class 1
	Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
	Investment Objective:	seeks high current income by investing primarily in shares of other Principal Variable Contracts
Fund accounts.

Real Estate Securities Division
	Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class 1
	Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
	Investment Objective:	to seek to generate a high total return. The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SAM Balanced Portfolio Division
	Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Balanced Portfolio -
Class 1
	Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation
	Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

SAM Conservative Balanced Portfolio Division
	Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Balanced
Portfolio - Class 1
	Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation
	Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

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SAM Conservative Growth Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Growth
Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

SAM Flexible Income Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Flexible Income
Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

SAM Strategic Growth Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Strategic Growth
Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

Short-Term Bond Division
Invests in:	Principal Variable Contracts Funds Short-Term Bond Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to provide current income.

Short-Term Income Division
Invests in:	Principal Variable Contracts Funds Short-Term Income Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	seeks to provide a high level of current income as is consistent with prudent investment

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management and stability of principal.

SmallCap Blend Division (re-opened to new investors effective April 24, 2009)
	Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class 1
	Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management
Corporation
	Investment Objective:	to seek long-term growth of capital.

SmallCap Growth II Division
	Invests in:	Principal Variable Contracts Funds SmallCap Growth Account II - Class 1
	Investment Advisor:	Emerald Advisors, Inc. through a sub-advisory agreement; Essex Investment Management
Company, LLC through a sub-advisory agreement; UBS Global Asset Management (Americas) Inc.
through a sub-advisory agreement with Principal Management Corporation
	Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SmallCap Value I Division
	Invests in:	Principal Variable Contracts Funds SmallCap Value Account I - Class 1
	Investment Advisor:	J.P. Morgan Investment Management, Inc, through a sub-advisory agreement and Mellon Capital
Management Corporation through a sub-advisory agreement with Principal Management
Corporation
	Investment Objective:	to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

Summit EAFE International Index Division
	Invests in:	Summit Pinnacle Series - EAFE International Index Portfolio - Class F
	Investment Advisor:	Summit Investment Partners, Inc.
	Investment Objective:	seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Summit Russell 2000 Small Cap Index Division
	Invests in:	Summit Pinnacle Series - Russell 2000 Small Cap Index Portfolio - Class F

64	TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Executive Variable Univeral Life II
1-800-247-9988

Investment Advisor:	Summit Investment Partners, Inc.
Investment Objective:	seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

Templeton Developing Markets Securities Division
Invests in:	Franklin Templeton VIP Trust - Templeton Developing Markets Securities Fund - Class 2
Investment Advisor:	Templeton Asset Management Ltd
Investment Objective:	seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging markets investments, and normally invests predominantly in equity securities.

Templeton Foreign Securities Division
Invests in:	Franklin Templeton VIP Trust - Templeton Foreign Securities Fund - Class 2
Investment Advisor:	Franklin Investment Counsel, LLC
Investment Objective:	seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Templeton Global Bond Securities Division
Invests in:	Franklin Templeton VIP Trust - Templeton Global Bond Securities Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in foreign securities.

Van Eck Worldwide Hard Assets Division
Invests in:	Van Eck Worldwide Insurance Trust - Worldwide Hard Assets Fund - Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	seeks long-term capital appreciation by investing primarily in “hard asset” securities with income as a secondary consideration. The Fund normally will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets”.

Principal Executive Variable Universal Life II	TABLE OF SEPARATE ACCOUNT DIVISIONS	65
www.principal.com

Vanguard VIF MidCap Index Division
Invests in:	Vanguard VIF - MidCap Index Portfolio
Investment Advisor:	Vanguard Quantitative Equity Group
Investment Objective:	seeks long-term growth of capital by attempting to match the performance of a broad-based market index of medium size U.S. Companies.

66	TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal Executive Variable Univeral Life II
1-800-247-9988

APPENDIX A – TARGET PREMIUM RATES
			TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Male
Table:	Standard	2	3	4	5	6	7	8	9	10
Age:	100%	120%	130%	140%	150%	150%	165%	165%	180%	180%
20	20.45	24.54	26.59	28.63	30.68	30.68	33.74	33.74	36.81	36.81
21	21.13	25.36	27.47	29.58	31.70	31.70	34.86	34.86	38.03	38.03
22	21.83	26.20	28.38	30.56	32.75	32.75	36.02	36.02	39.29	39.29
23	22.56	27.07	29.33	31.58	33.84	33.84	37.22	37.22	40.61	40.61
24	23.32	27.98	30.32	32.65	34.98	34.98	38.48	38.48	41.98	41.98
25	24.11	28.93	31.34	33.75	36.17	36.17	39.78	39.78	43.40	43.40
26	24.93	29.92	32.41	34.90	37.40	37.40	41.13	41.13	44.87	44.87
27	25.77	30.92	33.50	36.08	38.66	38.66	42.52	42.52	46.39	46.39
28	26.64	31.97	34.63	37.30	39.96	39.96	43.96	43.96	47.95	47.95
29	27.55	33.06	35.82	38.57	41.33	41.33	45.46	45.46	49.59	49.59
30	28.50	34.20	37.05	39.90	42.75	42.75	47.03	47.03	51.30	51.30
31	29.48	35.38	38.32	41.27	44.22	44.22	48.64	48.64	53.06	53.06
32	30.51	36.61	39.66	42.71	45.77	45.77	50.34	50.34	54.92	54.92
33	31.59	37.91	41.07	44.23	47.39	47.39	52.12	52.12	56.86	56.86
34	32.71	39.25	42.52	45.79	49.07	49.07	53.97	53.97	58.88	58.88
35	33.87	40.64	44.03	47.42	50.81	50.81	55.89	55.89	60.97	60.97
36	35.07	42.08	45.59	49.10	52.61	52.61	57.87	57.87	63.13	63.13
37	36.32	43.58	47.22	50.85	54.48	54.48	59.93	59.93	65.38	65.38
38	37.62	45.14	48.91	52.67	56.43	56.43	62.07	62.07	67.72	67.72
39	38.96	46.75	50.65	54.54	58.44	58.44	64.28	64.28	70.13	70.13
40	40.35	48.42	52.46	56.49	60.53	60.53	66.58	66.58	72.63	72.63
41	41.78	50.14	54.31	58.49	62.67	62.67	68.94	68.94	75.20	75.20
42	43.26	51.91	56.24	60.56	64.89	64.89	71.38	71.38	77.87	77.87
43	44.79	53.75	58.23	62.71	67.19	67.19	73.90	73.90	80.62	80.62
44	46.36	55.63	60.27	64.90	69.54	69.54	76.49	76.49	83.45	83.45

Principal Executive Variable Universal Life II						APPENDIX A – TARGET PREMIUM RATES				67
www.principal.com

45	47.96	57.55	62.35	67.14	71.94	71.94	79.13	79.13	86.33	86.33
46	49.61	59.53	64.49	69.45	74.42	74.42	81.86	81.86	89.30	89.30
47	51.30	61.56	66.69	71.82	76.95	76.95	84.65	84.65	92.34	92.34
48	53.03	63.64	68.94	74.24	79.55	79.55	87.50	87.50	95.45	95.45
49	54.83	65.80	71.28	76.76	82.25	82.25	90.47	90.47	98.69	98.69
50	56.70	68.04	73.71	79.38	85.05	85.05	93.56	93.56	102.06	102.06
51	58.64	70.37	76.23	82.10	87.96	87.96	96.76	96.76	105.55	105.55
52	60.65	72.78	78.85	84.91	90.98	90.98	100.07	100.07	109.17	109.17
53	62.72	75.26	81.54	87.81	94.08	94.08	103.49	103.49	112.90	112.90
54	64.85	77.82	84.31	90.79	97.28	97.28	107.00	107.00	116.73	116.73
55	67.04	80.45	87.15	93.86	100.56	100.56	110.62	110.62	120.67	120.67
56	69.26	83.11	90.04	96.96	103.89	103.89	114.28	114.28	124.67	124.67
57	71.53	85.84	92.99	100.14	107.30	107.30	118.02	118.02	128.75	128.75
58	73.86	88.63	96.02	103.40	110.79	110.79	121.87	121.87	132.95	132.95
59	76.27	91.52	99.15	106.78	114.41	114.41	125.85	125.85	137.29	137.29
60	78.77	94.52	102.40	110.28	118.16	118.16	129.97	129.97	141.79	141.79
61	81.37	97.64	105.78	113.92	122.06	122.06	134.26	134.26	146.47	146.47
62	84.03	100.84	109.24	117.64	126.05	126.05	138.65	138.65	151.25	151.25
63	86.74	104.09	112.76	121.44	130.11	130.11	143.12	143.12	156.13	156.13
64	89.50	107.40	116.35	125.30	134.25	134.25	147.68	147.68	161.10	161.10
65	92.29	110.75	119.98	129.21	138.44	138.44	152.28	152.28	166.12	166.12
66	95.14	114.17	123.68	133.20	142.71	142.71	156.98	156.98	171.25	171.25
67	98.06	117.67	127.48	137.28	147.09	147.09	161.80	161.80	176.51	176.51
68	101.10	121.32	131.43	141.54	151.65	151.65	166.82	166.82	181.98	181.98
69	104.27	125.12	135.55	145.98	156.41	156.41	172.05	172.05	187.69	187.69
70	107.61	129.13	139.89	150.65	161.42	161.42	177.56	177.56	193.70	193.70
71	111.12	133.34	144.46	155.57	166.68	166.68	183.35	183.35	200.02	200.02
72	114.83	137.80	149.28	160.76	172.25	172.25	189.47	189.47	206.69	206.69

68	APPENDIX A – TARGET PREMIUM RATES						Principal Executive Variable Univeral Life II
									1-800-247-9988

73	118.67	142.40	154.27	166.14	178.01	178.01	195.81	195.81	213.61	213.61
74	122.70	147.24	159.51	171.78	184.05	184.05	202.46	202.46	220.86	220.86
75	126.96	152.35	165.05	177.74	190.44	190.44	209.48	209.48	228.53	228.53

			TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Female

Table:		Standard	2	3	4	5	6	7	8	9
Age:		100%	120%	130%	140%	150%	150%	165%	165%	180%
20		17.49	20.99	22.74	24.49	26.24	26.24	28.86	28.86	31.48
21		18.12	21.74	23.56	25.37	27.18	27.18	29.90	29.90	32.62
22		18.78	22.54	24.41	26.29	28.17	28.17	30.99	30.99	33.80
23		19.46	23.35	25.30	27.24	29.19	29.19	32.11	32.11	35.03
24		20.17	24.20	26.22	28.24	30.26	30.26	33.28	33.28	36.31
25		20.90	25.08	27.17	29.26	31.35	31.35	34.49	34.49	37.62
26		21.66	25.99	28.16	30.32	32.49	32.49	35.74	35.74	38.99
27		22.45	26.94	29.19	31.43	33.68	33.68	37.04	37.04	40.41
28		23.27	27.92	30.25	32.58	34.91	34.91	38.40	38.40	41.89
29		24.11	28.93	31.34	33.75	36.17	36.17	39.78	39.78	43.40
30		24.99	29.99	32.49	34.99	37.49	37.49	41.23	41.23	44.98
31		25.90	31.08	33.67	36.26	38.85	38.85	42.74	42.74	46.62
32		26.84	32.21	34.89	37.58	40.26	40.26	44.29	44.29	48.31
33		27.81	33.37	36.15	38.93	41.72	41.72	45.89	45.89	50.06
34		28.82	34.58	37.47	40.35	43.23	43.23	47.55	47.55	51.88
35		29.86	35.83	38.82	41.80	44.79	44.79	49.27	49.27	53.75
36		30.93	37.12	40.21	43.30	46.40	46.40	51.03	51.03	55.67
37		32.04	38.45	41.65	44.86	48.06	48.06	52.87	52.87	57.67
38		33.19	39.83	43.15	46.47	49.79	49.79	54.76	54.76	59.74
39		34.37	41.24	44.68	48.12	51.56	51.56	56.71	56.71	61.87
40		35.60	42.72	46.28	49.84	53.40	53.40	58.74	58.74	64.08
41		36.87	44.24	47.93	51.62	55.31	55.31	60.84	60.84	66.37

Principal Executive Variable Universal Life II						APPENDIX A – TARGET PREMIUM RATES				69
www.principal.com

42	38.18	45.82	49.63	53.45	57.27	57.27	63.00	63.00	68.72
43	39.54	47.45	51.40	55.36	59.31	59.31	65.24	65.24	71.17
44	40.95	49.14	53.24	57.33	61.43	61.43	67.57	67.57	73.71
45	42.40	50.88	55.12	59.36	63.60	63.60	69.96	69.96	76.32
46	43.90	52.68	57.07	61.46	65.85	65.85	72.44	72.44	79.02
47	45.44	54.53	59.07	63.62	68.16	68.16	74.98	74.98	81.79
48	47.03	56.44	61.14	65.84	70.55	70.55	77.60	77.60	84.65
49	48.67	58.40	63.27	68.14	73.01	73.01	80.31	80.31	87.61
50	50.35	60.42	65.46	70.49	75.53	75.53	83.08	83.08	90.63
51	52.07	62.48	67.69	72.90	78.11	78.11	85.92	85.92	93.73
52	53.84	64.61	69.99	75.38	80.76	80.76	88.84	88.84	96.91
53	55.65	66.78	72.35	77.91	83.48	83.48	91.82	91.82	100.17
54	57.51	69.01	74.76	80.51	86.27	86.27	94.89	94.89	103.52
55	59.40	71.28	77.22	83.16	89.10	89.10	98.01	98.01	106.92
56	61.35	73.62	79.76	85.89	92.03	92.03	101.23	101.23	110.43
57	63.33	76.00	82.33	88.66	95.00	95.00	104.49	104.49	113.99
58	65.35	78.42	84.96	91.49	98.03	98.03	107.83	107.83	117.63
59	67.41	80.89	87.63	94.37	101.12	101.12	111.23	111.23	121.34
60	69.52	83.42	90.38	97.33	104.28	104.28	114.71	114.71	125.14
61	71.68	86.02	93.18	100.35	107.52	107.52	118.27	118.27	129.02
62	73.90	88.68	96.07	103.46	110.85	110.85	121.94	121.94	133.02
63	76.18	91.42	99.03	106.65	114.27	114.27	125.70	125.70	137.12
64	78.52	94.22	102.08	109.93	117.78	117.78	129.56	129.56	141.34
65	80.93	97.12	105.21	113.30	121.40	121.40	133.53	133.53	145.67
66	83.41	100.09	108.43	116.77	125.12	125.12	137.63	137.63	150.14
67	85.97	103.16	111.76	120.36	128.96	128.96	141.85	141.85	154.75
68	88.62	106.34	115.21	124.07	132.93	132.93	146.22	146.22	159.52
69	91.35	109.62	118.76	127.89	137.03	137.03	150.73	150.73	164.43

70	APPENDIX A – TARGET PREMIUM RATES					Principal Executive Variable Univeral Life II
								1-800-247-9988

70	94.19	113.03	122.45	131.87	141.29	141.29	155.41	155.41	169.54
71	97.12	116.54	126.26	135.97	145.68	145.68	160.25	160.25	174.82
72	100.15	120.18	130.20	140.21	150.23	150.23	165.25	165.25	180.27
73	103.29	123.95	134.28	144.61	154.94	154.94	170.43	170.43	185.92
74	106.54	127.85	138.50	149.16	159.81	159.81	175.79	175.79	191.77
75	109.91	131.89	142.88	153.87	164.87	164.87	181.35	181.35	197.84

TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Unisex

Table:	Standard	2	3	4	5	6	7	8		9
Age:	100%	120%	130%	140%	150%	150%	165%	165%		180%
20	19.86	23.83	25.82	27.80	29.79	29.79	32.77	32.77		35.75
21	20.53	24.64	26.69	28.74	30.80	30.80	33.87	33.87		36.95
22	21.23	25.48	27.60	29.72	31.85	31.85	35.03	35.03		38.21
23	21.95	26.34	28.54	30.73	32.93	32.93	36.22	36.22		39.51
24	22.69	27.23	29.50	31.77	34.04	34.04	37.44	37.44		40.84
25	23.47	28.16	30.51	32.86	35.21	35.21	38.73	38.73		42.25
26	24.28	29.14	31.56	33.99	36.42	36.42	40.06	40.06		43.70
27	25.11	30.13	32.64	35.15	37.67	37.67	41.43	41.43		45.20
28	25.97	31.16	33.76	36.36	38.96	38.96	42.85	42.85		46.75
29	26.86	32.23	34.92	37.60	40.29	40.29	44.32	44.32		48.35
30	27.80	33.36	36.14	38.92	41.70	41.70	45.87	45.87		50.04
31	28.77	34.52	37.40	40.28	43.16	43.16	47.47	47.47		51.79
32	29.78	35.74	38.71	41.69	44.67	44.67	49.14	49.14		53.60
33	30.83	37.00	40.08	43.16	46.25	46.25	50.87	50.87		55.49
34	31.93	38.32	41.51	44.70	47.90	47.90	52.68	52.68		57.47
35	33.07	39.68	42.99	46.30	49.61	49.61	54.57	54.57		59.53
36	34.25	41.10	44.53	47.95	51.38	51.38	56.51	56.51		61.65
37	35.47	42.56	46.11	49.66	53.21	53.21	58.53	58.53		63.85

Principal Executive Variable Universal Life II					APPENDIX A – TARGET PREMIUM RATES				71
www.principal.com

38	36.74	44.09	47.76	51.44	55.11	55.11	60.62	60.62	66.13
39	38.04	45.65	49.45	53.26	57.06	57.06	62.77	62.77	68.47
40	39.40	47.28	51.22	55.16	59.10	59.10	65.01	65.01	70.92
41	40.80	48.96	53.04	57.12	61.20	61.20	67.32	67.32	73.44
42	42.24	50.69	54.91	59.14	63.36	63.36	69.70	69.70	76.03
43	43.74	52.49	56.86	61.24	65.61	65.61	72.17	72.17	78.73
44	45.27	54.32	58.85	63.38	67.91	67.91	74.70	74.70	81.49
45	46.85	56.22	60.91	65.59	70.28	70.28	77.30	77.30	84.33
46	48.46	58.15	63.00	67.84	72.69	72.69	79.96	79.96	87.23
47	50.12	60.14	65.16	70.17	75.18	75.18	82.70	82.70	90.22
48	51.83	62.20	67.38	72.56	77.75	77.75	85.52	85.52	93.29
49	53.59	64.31	69.67	75.03	80.39	80.39	88.42	88.42	96.46
50	55.42	66.50	72.05	77.59	83.13	83.13	91.44	91.44	99.76
51	57.32	68.78	74.52	80.25	85.98	85.98	94.58	94.58	103.18
52	59.28	71.14	77.06	82.99	88.92	88.92	97.81	97.81	106.70
53	61.30	73.56	79.69	85.82	91.95	91.95	101.15	101.15	110.34
54	63.37	76.04	82.38	88.72	95.06	95.06	104.56	104.56	114.07
55	65.50	78.60	85.15	91.70	98.25	98.25	108.08	108.08	117.90
56	67.66	81.19	87.96	94.72	101.49	101.49	111.64	111.64	121.79
57	69.87	83.84	90.83	97.82	104.81	104.81	115.29	115.29	125.77
58	72.13	86.56	93.77	100.98	108.20	108.20	119.01	119.01	129.83
59	74.47	89.36	96.81	104.26	111.71	111.71	122.88	122.88	134.05
60	76.89	92.27	99.96	107.65	115.34	115.34	126.87	126.87	138.40
61	79.39	95.27	103.21	111.15	119.09	119.09	130.99	130.99	142.90
62	81.96	98.35	106.55	114.74	122.94	122.94	135.23	135.23	147.53
63	84.57	101.48	109.94	118.40	126.86	126.86	139.54	139.54	152.23
64	87.23	104.68	113.40	122.12	130.85	130.85	143.93	143.93	157.01
65	89.93	107.92	116.91	125.90	134.90	134.90	148.38	148.38	161.87

72	APPENDIX A – TARGET PREMIUM RATES					Principal Executive Variable Univeral Life II
								1-800-247-9988

66	92.69	111.23	120.50	129.77	139.04	139.04	152.94	152.94	166.84
67	95.52	114.62	124.18	133.73	143.28	143.28	157.61	157.61	171.94
68	98.46	118.15	128.00	137.84	147.69	147.69	162.46	162.46	177.23
69	101.52	121.82	131.98	142.13	152.28	152.28	167.51	167.51	182.74
70	104.73	125.68	136.15	146.62	157.10	157.10	172.80	172.80	188.51
71	108.09	129.71	140.52	151.33	162.14	162.14	178.35	178.35	194.56
72	111.63	133.96	145.12	156.28	167.45	167.45	184.19	184.19	200.93
73	115.27	138.32	149.85	161.38	172.91	172.91	190.20	190.20	207.49
74	119.08	142.90	154.80	166.71	178.62	178.62	196.48	196.48	214.34
75	123.09	147.71	160.02	172.33	184.64	184.64	203.10	203.10	221.56

Principal Executive Variable Universal Life II	APPENDIX A – TARGET PREMIUM RATES	73
www.principal.com

APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)

Guideline Premium/Cash Value Corridor Test

Insured’s Attained	Percentage of Surrender Value	Insured’s Attained Age	Percentage of Surrender Value	Insured’s Attained Age	Percentage of Surrender Value
Age
0-40	250.00	53	164.00	66	119.00
41	243.00	54	157.00	67	118.00
42	236.00	55	150.00	68	117.00
43	229.00	56	146.00	69	116.00
44	222.00	57	142.00	70	115.00
45	215.00	58	138.00	71	113.00
46	209.00	59	134.00	72	111.00
47	203.00	60	130.00	73	109.00
48	197.00	61	128.00	74	107.00
49	191.00	62	126.00	75-90	105.00
50	185.00	63	124.00	91	104.00
51	178.00	64	122.00	92	103.00
52	171.00	65	120.00	93	102.00
				94+	101.00

		Cash Value Accumulation Test (percentage of Surrender Value) – Male
Table:		150%	200%	225%	275%
Age:	Standard	2	4	5	7
0	1569.13%	1295.46%	1127.69%	1064.74%	964.65%
1	1530.15%	1267.24%	1105.94%	1045.37%	949.02%
2	1482.94%	1230.32%	1075.27%	1017.04%	924.36%
3	1433.47%	1190.72%	1041.68%	985.69%	896.57%
4	1383.22%	1149.89%	1006.62%	952.80%	867.11%
5	1333.54%	1109.26%	971.53%	919.78%	837.39%
6	1285.51%	1069.93%	937.52%	887.77%	808.55%

74	APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable
Univeral Life II					1-800-247-9988

7	1239.23%	1032.01%	961.90%	904.73%	856.89%	816.09%	780.73%	749.70%	722.17%
8	1194.50%	995.31%	927.92%	872.95%	826.97%	787.74%	753.74%	723.90%	697.43%
9	1151.27%	959.81%	895.02%	842.18%	797.97%	760.25%	727.56%	698.87%	673.42%
10	1109.62%	925.58%	863.30%	812.50%	770.00%	733.74%	702.31%	674.72%	650.24%
11	1069.37%	892.47%	832.60%	783.77%	742.91%	708.04%	677.82%	651.29%	627.76%
12	1030.88%	860.84%	803.30%	756.35%	717.07%	683.55%	654.50%	628.99%	606.36%
13	994.22%	830.80%	775.49%	730.36%	692.60%	660.37%	632.44%	607.91%	586.15%
14	959.26%	802.20%	749.04%	705.66%	669.36%	638.38%	611.53%	587.95%	567.02%
15	926.02%	775.10%	724.01%	682.32%	647.43%	617.65%	591.83%	569.16%	549.04%
16	894.82%	749.82%	700.73%	660.67%	627.14%	598.52%	573.70%	551.91%	532.56%
17	865.39%	726.11%	678.95%	640.46%	608.24%	580.74%	556.89%	535.94%	517.35%
18	837.56%	703.81%	658.52%	621.55%	590.60%	564.18%	541.26%	521.13%	503.26%
19	810.85%	682.43%	638.94%	603.44%	573.71%	548.33%	526.32%	506.98%	489.81%
20	785.02%	661.73%	619.97%	585.89%	557.34%	532.97%	511.83%	493.26%	476.77%
21	759.92%	641.57%	601.48%	568.76%	541.36%	517.96%	497.66%	479.83%	463.99%
22	735.44%	621.83%	583.36%	551.95%	525.65%	503.18%	483.70%	466.58%	451.37%
23	711.67%	602.62%	565.70%	535.55%	510.31%	488.75%	470.04%	453.61%	439.01%
24	688.55%	583.88%	548.44%	519.51%	495.29%	474.60%	456.65%	440.87%	426.87%
25	666.09%	565.64%	531.63%	503.87%	480.63%	460.77%	443.55%	428.42%	414.98%
26	644.29%	547.89%	515.26%	488.62%	466.32%	447.27%	430.75%	416.23%	403.34%
27	623.22%	530.72%	499.42%	473.86%	452.47%	434.20%	418.35%	404.42%	392.06%
28	602.86%	514.11%	484.08%	459.57%	439.05%	421.53%	406.33%	392.97%	381.11%
29	583.03%	497.88%	469.07%	445.56%	425.88%	409.07%	394.50%	381.70%	370.33%
30	563.67%	481.96%	454.32%	431.77%	412.90%	396.79%	382.81%	370.53%	359.63%
31	544.80%	466.40%	439.89%	418.26%	400.16%	384.70%	371.30%	359.53%	349.08%
32	526.44%	451.20%	425.76%	405.02%	387.66%	372.84%	359.99%	348.70%	338.68%
33	508.58%	436.38%	411.98%	392.08%	375.43%	361.22%	348.89%	338.07%	328.46%
34	491.28%	421.99%	398.58%	379.49%	363.52%	349.89%	338.07%	327.69%	318.48%

Principal Executive Variable Universal Life IIAPPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 75 www.principal.com

35	474.52%	408.03%	385.57%	367.26%	351.94%	338.87%	327.54%	317.59%	308.76%
36	458.30%	394.49%	372.94%	355.37%	340.68%	328.15%	317.28%	307.74%	299.28%
37	442.66%	381.42%	360.75%	343.90%	329.81%	317.79%	307.37%	298.23%	290.11%
38	427.55%	368.79%	348.96%	332.79%	319.28%	307.76%	297.77%	289.00%	281.23%
39	413.01%	356.62%	337.60%	322.10%	309.14%	298.09%	288.52%	280.12%	272.66%
40	399.00%	344.90%	326.65%	311.79%	299.37%	288.77%	279.60%	271.54%	264.40%
41	385.51%	333.61%	316.11%	301.86%	289.94%	279.79%	270.99%	263.28%	256.43%
42	372.54%	322.75%	305.97%	292.30%	280.89%	271.15%	262.73%	255.33%	248.78%
43	360.09%	312.33%	296.24%	283.14%	272.20%	262.87%	254.80%	247.72%	241.44%
44	348.13%	302.34%	286.91%	274.36%	263.87%	254.94%	247.20%	240.42%	234.41%
45	336.69%	292.78%	277.99%	265.96%	255.92%	247.36%	239.95%	233.46%	227.71%
46	325.73%	283.63%	269.47%	257.94%	248.32%	240.13%	233.04%	226.83%	221.32%
47	315.22%	274.86%	261.29%	250.26%	241.04%	233.20%	226.42%	220.47%	215.20%
48	305.12%	266.45%	253.45%	242.88%	234.07%	226.56%	220.07%	214.38%	209.35%
49	295.35%	258.29%	245.85%	235.73%	227.29%	220.11%	213.90%	208.46%	203.64%
50	285.91%	250.40%	238.48%	228.79%	220.71%	213.84%	207.90%	202.70%	198.09%
51	276.80%	242.77%	231.35%	222.08%	214.35%	207.78%	202.10%	197.12%	192.72%
52	268.02%	235.43%	224.49%	215.62%	208.22%	201.93%	196.50%	191.75%	187.54%
53	259.61%	228.39%	217.92%	209.43%	202.36%	196.34%	191.15%	186.60%	182.59%
54	251.56%	221.65%	211.64%	203.51%	196.75%	191.00%	186.03%	181.69%	177.85%
55	243.86%	215.23%	205.65%	197.88%	191.41%	185.91%	181.17%	177.03%	173.36%
56	236.52%	209.12%	199.96%	192.53%	186.35%	181.10%	176.57%	172.61%	169.11%
57	229.52%	203.30%	194.54%	187.44%	181.54%	176.53%	172.21%	168.43%	165.10%
58	222.84%	197.76%	189.39%	182.61%	176.97%	172.19%	168.07%	164.47%	161.29%
59	216.41%	192.43%	184.43%	177.95%	172.57%	168.01%	164.08%	160.65%	157.62%
60	210.23%	187.30%	179.66%	173.48%	168.34%	163.99%	160.24%	156.97%	154.09%
61	204.30%	182.38%	175.09%	169.19%	164.29%	160.15%	156.57%	153.46%	150.71%
62	198.65%	177.71%	170.74%	165.12%	160.45%	156.50%	153.09%	150.13%	147.51%

76	APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable
Univeral Life II

1-800-247-9988

63	193.28%	173.28%	166.64%	161.27%	156.83%	153.06%	149.82%	147.00%	144.51%
64	188.19%	169.10%	162.77%	157.66%	153.42%	149.84%	146.76%	144.08%	141.71%
65	183.35%	165.14%	159.11%	154.24%	150.21%	146.81%	143.88%	141.33%	139.09%
66	178.74%	161.38%	155.64%	151.01%	147.18%	143.94%	141.16%	138.75%	136.62%
67	174.34%	157.79%	152.33%	147.93%	144.29%	141.22%	138.58%	136.29%	134.28%
68	170.11%	154.35%	149.15%	144.97%	141.52%	138.61%	136.11%	133.94%	132.03%
69	166.04%	151.04%	146.10%	142.14%	138.86%	136.10%	133.74%	131.69%	129.88%
70	162.12%	147.85%	143.16%	139.39%	136.29%	133.68%	131.44%	129.50%	127.80%
71	158.36%	144.78%	140.33%	136.76%	133.82%	131.35%	129.24%	127.40%	125.79%
72	154.74%	141.83%	137.61%	134.23%	131.45%	129.11%	127.12%	125.39%	123.87%
73	151.32%	139.06%	135.06%	131.86%	129.23%	127.02%	125.14%	123.50%	122.07%
74	148.07%	136.43%	132.64%	129.61%	127.13%	125.04%	123.27%	121.73%	120.39%
75	144.97%	133.92%	130.33%	127.47%	125.13%	123.17%	121.49%	120.05%	118.79%
76	142.02%	131.53%	128.14%	125.44%	123.23%	121.38%	119.81%	118.45%	117.27%
77	139.20%	129.26%	126.05%	123.50%	121.42%	119.68%	118.20%	116.93%	115.82%
78	136.52%	127.10%	124.07%	121.66%	119.70%	118.07%	116.68%	115.48%	114.44%
79	133.99%	125.07%	122.20%	119.94%	118.09%	116.55%	115.25%	114.13%	113.16%
80	131.61%	123.17%	120.47%	118.33%	116.60%	115.15%	113.93%	112.88%	111.97%
81	129.39%	121.40%	118.85%	116.84%	115.21%	113.85%	112.71%	111.72%	110.87%
82	127.31%	119.76%	117.36%	115.47%	113.93%	112.66%	111.59%	110.67%	109.87%
83	125.37%	118.23%	115.97%	114.19%	112.75%	111.56%	110.55%	109.69%	108.95%
84	123.54%	116.80%	114.66%	112.99%	111.64%	110.52%	109.58%	108.78%	108.09%
85	121.83%	115.46%	113.45%	111.87%	110.60%	109.56%	108.68%	107.93%	107.29%
86	120.23%	114.22%	112.32%	110.84%	109.65%	108.67%	107.85%	107.15%	106.55%
87	118.75%	113.08%	111.29%	109.90%	108.78%	107.86%	107.09%	106.43%	105.87%
88	117.39%	112.05%	110.36%	109.04%	107.99%	107.12%	106.40%	105.79%	105.26%
89	116.14%	111.11%	109.52%	108.27%	107.28%	106.46%	105.79%	105.21%	104.72%
90	114.98%	110.27%	108.76%	107.59%	106.65%	105.88%	105.24%	104.70%	104.24%

Principal Executive Variable Universal Life IIAPPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 77 www.principal.com

91	113.92%	109.52%	108.10%	106.99%	106.11%	105.38%	104.78%	104.27%	103.83%
92	112.89%	108.82%	107.49%	106.44%	105.60%	104.92%	104.35%	103.87%	103.46%
93	111.89%	108.16%	106.91%	105.93%	105.14%	104.49%	103.95%	103.50%	103.11%
94	110.88%	107.53%	106.38%	105.45%	104.71%	104.10%	103.59%	103.16%	102.79%
95	109.83%	106.91%	105.87%	105.01%	104.32%	103.74%	103.26%	102.85%	102.50%
96	108.68%	106.29%	105.38%	104.61%	103.97%	103.43%	102.98%	102.59%	102.26%
97	107.33%	105.55%	104.82%	104.18%	103.61%	103.13%	102.71%	102.34%	102.03%
98	105.61%	104.55%	104.06%	103.61%	103.19%	102.80%	102.44%	102.11%	101.97%
99	103.30%	102.95%	102.78%	102.61%	102.44%	102.26%	102.09%	101.97%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

78	APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable
Univeral Life II

1-800-247-9988

119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00% 101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00% 101.00%

		Cash Value Accumulation Test (percentage of Surrender Value) – Female

Table:		150%	175%	200%	225%	250%	275%	300%	325%
Age:	Standard	2	3	4	5	6	7	8	9
0	1871.18%	1550.58%	1442.06%	1353.71%	1279.93%	1217.10%	1162.74%	1115.10%	1072.89%
1	1814.33%	1506.36%	1402.09%	1317.18%	1246.26%	1185.87%	1133.61%	1087.79%	1047.20%
2	1754.86%	1458.98%	1358.78%	1277.18%	1209.02%	1150.97%	1100.73%	1056.69%	1017.66%
3	1694.51%	1410.18%	1313.89%	1235.46%	1169.96%	1114.16%	1065.87%	1023.53%	986.01%
4	1634.44%	1361.19%	1268.64%	1193.25%	1130.29%	1076.65%	1030.23%	989.53%	953.46%
5	1576.08%	1313.46%	1224.50%	1152.05%	1091.52%	1039.97%	995.34%	956.22%	921.55%
6	1519.42%	1267.00%	1181.50%	1111.86%	1053.68%	1004.12%	961.23%	923.62%	890.29%
7	1464.64%	1222.04%	1139.86%	1072.92%	1017.00%	969.37%	928.13%	891.98%	859.94%
8	1412.28%	1179.12%	1100.14%	1035.80%	982.05%	936.27%	896.63%	861.89%	831.09%
9	1361.63%	1137.56%	1061.65%	999.81%	948.15%	904.14%	866.05%	832.65%	803.04%
10	1312.67%	1097.32%	1024.36%	964.92%	915.27%	872.97%	836.36%	804.26%	775.80%
11	1265.49%	1058.52%	988.40%	931.28%	883.56%	842.90%	807.71%	776.86%	749.50%
12	1220.02%	1021.12%	953.73%	898.83%	852.96%	813.89%	780.06%	750.41%	724.12%
13	1176.58%	985.44%	920.68%	867.92%	823.84%	786.29%	753.79%	725.28%	700.02%
14	1134.91%	951.25%	889.02%	838.32%	795.96%	759.88%	728.64%	701.25%	676.97%
15	1094.92%	918.45%	858.65%	809.94%	769.24%	734.56%	704.55%	678.23%	654.90%
16	1056.41%	886.86%	829.40%	782.59%	743.49%	710.17%	681.33%	656.04%	633.62%
17	1019.50%	856.61%	801.41%	756.43%	718.86%	686.85%	659.14%	634.85%	613.31%
18	983.92%	827.43%	774.40%	731.19%	695.10%	664.35%	637.73%	614.38%	593.69%
19	949.61%	799.27%	748.33%	706.82%	672.15%	642.61%	617.04%	594.61%	574.73%
20	916.60%	772.18%	723.24%	683.37%	650.06%	621.69%	597.12%	575.59%	556.49%
21	884.67%	745.94%	698.93%	660.63%	628.64%	601.38%	577.79%	557.10%	538.76%
22	853.79%	720.53%	675.37%	638.58%	607.85%	581.67%	559.01%	539.14%	521.53%

Principal Executive Variable Universal Life IIAPPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 79 www.principal.com

23	823.99%	695.98%	652.61%	617.27%	587.76%	562.61%	540.85%	521.77%	504.85%
24	795.11%	672.15%	630.49%	596.55%	568.20%	544.05%	523.15%	504.82%	488.58%
25	767.25%	649.13%	609.11%	576.52%	549.29%	526.10%	506.02%	488.42%	472.82%
26	740.35%	626.89%	588.46%	557.15%	531.00%	508.72%	489.44%	472.54%	457.56%
27	714.38%	605.40%	568.48%	538.41%	513.30%	491.91%	473.39%	457.16%	442.78%
28	689.39%	584.72%	549.26%	520.38%	496.26%	475.72%	457.94%	442.36%	428.55%
29	665.29%	564.76%	530.70%	502.97%	479.81%	460.08%	443.01%	428.05%	414.79%
30	642.04%	545.49%	512.78%	486.15%	463.91%	444.97%	428.58%	414.21%	401.48%
31	619.58%	526.85%	495.44%	469.86%	448.51%	430.32%	414.58%	400.79%	388.57%
32	597.97%	508.91%	478.75%	454.19%	433.68%	416.22%	401.11%	387.87%	376.14%
33	577.13%	491.61%	462.64%	439.06%	419.37%	402.60%	388.10%	375.39%	364.13%
34	557.07%	474.93%	447.12%	424.48%	405.57%	389.48%	375.55%	363.35%	352.54%
35	537.75%	458.88%	432.18%	410.44%	392.29%	376.84%	363.48%	351.76%	341.39%
36	519.22%	443.50%	417.86%	396.99%	379.57%	364.74%	351.91%	340.67%	330.72%
37	501.37%	428.66%	404.05%	384.01%	367.29%	353.06%	340.75%	329.96%	320.41%
38	484.19%	414.39%	390.76%	371.53%	355.48%	341.82%	330.01%	319.66%	310.49%
39	467.62%	400.61%	377.93%	359.47%	344.06%	330.96%	319.62%	309.69%	300.90%
40	451.63%	387.30%	365.52%	347.81%	333.03%	320.45%	309.57%	300.05%	291.61%
41	436.21%	374.45%	353.55%	336.55%	322.36%	310.29%	299.85%	290.72%	282.63%
42	421.34%	362.05%	341.99%	325.67%	312.06%	300.48%	290.47%	281.70%	273.94%
43	407.02%	350.11%	330.86%	315.20%	302.14%	291.03%	281.42%	273.01%	265.57%
44	393.24%	338.62%	320.14%	305.11%	292.58%	281.92%	272.71%	264.64%	257.50%
45	379.99%	327.56%	309.83%	295.41%	283.39%	273.16%	264.32%	256.59%	249.74%
46	367.25%	316.93%	299.92%	286.09%	274.55%	264.74%	256.26%	248.85%	242.28%
47	355.02%	306.74%	290.41%	277.14%	266.08%	256.67%	248.54%	241.43%	235.13%
48	343.31%	296.98%	281.32%	268.59%	257.97%	248.95%	241.16%	234.34%	228.30%
49	332.07%	287.63%	272.60%	260.39%	250.22%	241.57%	234.09%	227.56%	221.77%
50	321.32%	278.69%	264.28%	252.57%	242.82%	234.52%	227.36%	221.09%	215.55%

80	APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable
Univeral Life II

1-800-247-9988

51	311.03%	270.14%	256.33%	245.10%	235.75%	227.80%	220.94%	214.93%	209.62%
52	301.18%	261.97%	248.73%	237.97%	229.00%	221.39%	214.81%	209.06%	203.97%
53	291.76%	254.18%	241.48%	231.17%	222.58%	215.28%	208.98%	203.48%	198.61%
54	282.76%	246.74%	234.57%	224.69%	216.46%	209.47%	203.44%	198.17%	193.50%
55	274.15%	239.63%	227.97%	218.51%	210.63%	203.93%	198.16%	193.11%	188.65%
56	265.90%	232.83%	221.67%	212.61%	205.06%	198.66%	193.13%	188.30%	184.03%
57	258.03%	226.35%	215.66%	206.99%	199.77%	193.64%	188.35%	183.73%	179.65%
58	250.49%	220.16%	209.93%	201.63%	194.72%	188.86%	183.80%	179.38%	175.48%
59	243.28%	214.25%	204.46%	196.52%	189.91%	184.31%	179.48%	175.25%	171.53%
60	236.36%	208.59%	199.22%	191.63%	185.31%	179.96%	175.34%	171.30%	167.74%
61	229.72%	203.15%	194.19%	186.93%	180.90%	175.78%	171.37%	167.52%	164.12%
62	223.33%	197.92%	189.37%	182.43%	176.66%	171.78%	167.57%	163.89%	160.65%
63	217.19%	192.91%	184.73%	178.10%	172.60%	167.93%	163.92%	160.41%	157.32%
64	211.28%	188.08%	180.27%	173.94%	168.69%	164.24%	160.41%	157.07%	154.12%
65	205.60%	183.43%	175.97%	169.94%	164.93%	160.69%	157.04%	153.85%	151.05%
66	200.13%	178.96%	171.85%	166.09%	161.31%	157.27%	153.79%	150.76%	148.09%
67	194.87%	174.67%	167.88%	162.39%	157.84%	153.99%	150.68%	147.79%	145.25%
68	189.81%	170.53%	164.06%	158.83%	154.50%	150.83%	147.68%	144.94%	142.53%
69	184.95%	166.57%	160.40%	155.41%	151.29%	147.80%	144.81%	142.20%	139.91%
70	180.27%	162.75%	156.88%	152.13%	148.21%	144.89%	142.05%	139.57%	137.40%
71	175.79%	159.10%	153.50%	148.99%	145.26%	142.11%	139.41%	137.06%	135.00%
72	171.49%	155.60%	150.28%	145.99%	142.44%	139.45%	136.89%	134.66%	132.71%
73	167.38%	152.26%	147.20%	143.12%	139.75%	136.92%	134.49%	132.38%	130.53%
74	163.44%	149.06%	144.25%	140.38%	137.19%	134.50%	132.20%	130.21%	128.45%
75	159.67%	146.01%	141.45%	137.77%	134.75%	132.20%	130.02%	128.14%	126.48%
76	156.07%	143.09%	138.76%	135.28%	132.41%	130.00%	127.95%	126.16%	124.60%
77	152.61%	140.31%	136.20%	132.90%	130.19%	127.91%	125.97%	124.28%	122.81%
78	149.31%	137.64%	133.75%	130.63%	128.06%	125.91%	124.07%	122.49%	121.10%

Principal Executive Variable Universal Life IIAPPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 81 www.principal.com

79	146.14%	135.09%	131.40%	128.45%	126.03%	124.00%	122.27%	120.77%	119.47%
80	143.10%	132.65%	129.16%	126.37%	124.08%	122.16%	120.53%	119.13%	117.90%
81	140.19%	130.30%	127.01%	124.37%	122.21%	120.40%	118.86%	117.54%	116.39%
82	137.46%	128.12%	125.01%	122.52%	120.47%	118.77%	117.33%	116.08%	115.00%
83	134.91%	126.10%	123.16%	120.81%	118.88%	117.28%	115.92%	114.75%	113.73%
84	132.49%	124.20%	121.43%	119.21%	117.40%	115.89%	114.61%	113.51%	112.56%
85	130.20%	122.42%	119.80%	117.72%	116.01%	114.59%	113.39%	112.36%	111.46%
86	128.04%	120.75%	118.30%	116.33%	114.73%	113.39%	112.26%	111.30%	110.46%
87	125.96%	119.14%	116.83%	114.99%	113.48%	112.22%	111.16%	110.25%	109.46%
88	124.03%	117.68%	115.52%	113.79%	112.37%	111.19%	110.19%	109.33%	108.59%
89	122.23%	116.36%	114.34%	112.72%	111.39%	110.28%	109.34%	108.54%	107.84%
90	120.55%	115.16%	113.29%	111.78%	110.54%	109.50%	108.63%	107.87%	107.22%
91	118.92%	114.03%	112.32%	110.92%	109.77%	108.82%	108.00%	107.31%	106.70%
92	117.17%	112.78%	111.22%	109.94%	108.88%	107.99%	107.25%	106.60%	106.05%
93	115.39%	111.50%	110.08%	108.91%	107.94%	107.13%	106.44%	105.85%	105.34%
94	113.63%	110.24%	108.97%	107.92%	107.04%	106.29%	105.66%	105.11%	104.64%
95	111.88%	109.03%	107.93%	106.99%	106.20%	105.52%	104.93%	104.43%	104.00%
96	110.15%	107.90%	106.98%	106.18%	105.49%	104.88%	104.35%	103.88%	103.48%
97	108.30%	106.71%	106.02%	105.40%	104.83%	104.32%	103.85%	103.44%	103.06%
98	106.19%	105.33%	104.93%	104.54%	104.18%	103.83%	103.50%	103.18%	102.89%
99	103.48%	103.22%	103.09%	102.96%	102.83%	102.70%	102.57%	102.44%	102.31%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

82	APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable
Univeral Life II

1-800-247-9988

107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Principal Executive Variable Universal Life IIAPPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 83 www.principal.com

	Cash Value Accumulation Test (percentage of Surrender Value) – Unisex
Table:		150%	175%	200%	225%	250%	275%	300%	325%
Age:	Standard	2	3	4	5	6	7	8	9
0	1620.92%	1337.91%	1242.50%	1164.84%	1099.98%	1044.74%	996.93%	955.03%	917.90%
1	1579.05%	1307.16%	1215.44%	1140.76%	1078.38%	1025.22%	979.20%	938.85%	903.08%
2	1529.85%	1268.58%	1180.44%	1108.65%	1048.66%	997.54%	953.28%	914.46%	880.05%
3	1478.47%	1227.38%	1142.65%	1073.64%	1015.98%	966.82%	924.26%	886.93%	853.84%
4	1426.61%	1185.28%	1103.83%	1037.49%	982.05%	934.80%	893.87%	857.98%	826.15%
5	1375.49%	1143.52%	1065.23%	1001.45%	948.15%	902.71%	863.37%	828.85%	798.24%
6	1325.90%	1102.91%	1027.65%	966.34%	915.10%	871.42%	833.59%	800.40%	770.97%
7	1278.13%	1063.79%	991.44%	932.50%	883.23%	841.24%	804.86%	772.95%	744.65%
8	1232.10%	1026.07%	956.52%	899.86%	852.50%	812.12%	777.15%	746.46%	719.25%
9	1187.60%	989.56%	922.71%	868.24%	822.71%	783.89%	750.27%	720.76%	694.60%
10	1144.73%	954.37%	890.10%	837.74%	793.97%	756.65%	724.32%	695.96%	670.80%
11	1103.30%	920.32%	858.54%	808.20%	766.13%	730.25%	699.17%	671.89%	647.70%
12	1063.58%	887.70%	828.32%	779.93%	739.48%	704.99%	675.10%	648.88%	625.62%
13	1025.77%	856.73%	799.65%	753.14%	714.25%	681.10%	652.37%	627.16%	604.79%
14	989.64%	827.18%	772.32%	727.61%	690.24%	658.36%	630.74%	606.51%	585.00%
15	955.23%	799.11%	746.39%	703.43%	667.50%	636.87%	610.32%	587.02%	566.35%
16	922.82%	772.82%	722.16%	680.88%	646.35%	616.91%	591.39%	568.99%	549.12%
17	892.14%	748.05%	699.38%	659.71%	626.54%	598.25%	573.73%	552.20%	533.10%
18	863.05%	724.66%	677.91%	639.81%	607.94%	580.76%	557.20%	536.52%	518.17%
19	835.09%	702.19%	657.30%	620.71%	590.11%	564.00%	541.37%	521.50%	503.87%
20	808.09%	680.48%	637.38%	602.24%	572.85%	547.78%	526.04%	506.96%	490.03%
21	781.83%	659.31%	617.92%	584.19%	555.97%	531.89%	511.03%	492.70%	476.44%
22	756.31%	638.67%	598.94%	566.55%	539.46%	516.35%	496.31%	478.72%	463.10%
23	731.54%	618.60%	580.46%	549.37%	523.37%	501.18%	481.95%	465.06%	450.07%
24	707.43%	599.00%	562.39%	532.55%	507.59%	486.29%	467.83%	451.63%	437.24%
25	684.04%	579.96%	544.81%	516.17%	492.22%	471.78%	454.06%	438.51%	424.70%

84	APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable
Univeral Life II

1-800-247-9988

26	661.36%	561.45%	527.72%	500.23%	477.24%	457.63%	440.63%	425.70%	412.45%
27	639.47%	543.57%	511.20%	484.82%	462.76%	443.94%	427.63%	413.31%	400.60%
28	618.33%	526.29%	495.23%	469.92%	448.76%	430.71%	415.06%	401.33%	389.14%
29	597.76%	509.43%	479.62%	455.34%	435.04%	417.72%	402.71%	389.54%	377.85%
30	577.72%	492.94%	464.34%	441.04%	421.56%	404.95%	390.56%	377.92%	366.71%
31	558.24%	476.86%	449.42%	427.07%	408.38%	392.45%	378.64%	366.52%	355.77%
32	539.30%	461.20%	434.86%	413.41%	395.49%	380.20%	366.96%	355.34%	345.03%
33	520.93%	445.96%	420.69%	400.11%	382.91%	368.25%	355.55%	344.40%	334.51%
34	503.13%	431.17%	406.92%	387.17%	370.67%	356.61%	344.42%	333.73%	324.25%
35	485.92%	416.85%	393.58%	374.63%	358.80%	345.31%	333.63%	323.38%	314.28%
36	469.29%	402.99%	380.65%	362.48%	347.29%	334.35%	323.15%	313.31%	304.60%
37	453.25%	389.61%	368.18%	350.75%	336.18%	323.77%	313.02%	303.59%	295.23%
38	437.76%	376.69%	356.13%	339.40%	325.43%	313.52%	303.22%	294.18%	286.16%
39	422.86%	364.25%	344.52%	328.48%	315.08%	303.66%	293.78%	285.11%	277.43%
40	408.51%	352.26%	333.33%	317.94%	305.09%	294.14%	284.67%	276.36%	269.00%
41	394.67%	340.69%	322.54%	307.78%	295.45%	284.96%	275.88%	267.91%	260.86%
42	381.37%	329.57%	312.16%	298.00%	286.19%	276.13%	267.42%	259.79%	253.03%
43	368.58%	318.89%	302.19%	288.61%	277.28%	267.64%	259.30%	251.99%	245.51%
44	356.31%	308.64%	292.62%	279.61%	268.75%	259.51%	251.51%	244.51%	238.30%
45	344.55%	298.83%	283.47%	271.00%	260.59%	251.74%	244.08%	237.37%	231.43%
46	333.28%	289.43%	274.71%	262.75%	252.78%	244.30%	236.97%	230.54%	224.85%
47	322.46%	280.42%	266.31%	254.85%	245.30%	237.18%	230.16%	224.01%	218.56%
48	312.08%	271.78%	258.26%	247.28%	238.14%	230.36%	223.64%	217.75%	212.54%
49	302.05%	263.41%	250.46%	239.95%	231.19%	223.74%	217.31%	211.68%	206.69%
50	292.37%	255.33%	242.92%	232.86%	224.47%	217.34%	211.18%	205.80%	201.03%
51	283.05%	247.55%	235.66%	226.02%	217.99%	211.16%	205.27%	200.12%	195.56%
52	274.08%	240.06%	228.67%	219.44%	211.75%	205.22%	199.59%	194.66%	190.30%
53	265.49%	232.89%	221.98%	213.14%	205.79%	199.54%	194.15%	189.44%	185.27%

Principal Executive Variable Universal Life IIAPPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 85 www.principal.com

54	257.26%	226.02%	215.58%	207.12%	200.09%	194.11%	188.96%	184.45%	180.47%
55	249.40%	219.48%	209.49%	201.39%	194.66%	188.95%	184.02%	179.72%	175.91%
56	241.90%	213.25%	203.69%	195.95%	189.51%	184.05%	179.35%	175.23%	171.60%
57	234.75%	207.32%	198.18%	190.78%	184.63%	179.41%	174.91%	170.99%	167.52%
58	227.92%	201.67%	192.93%	185.85%	179.98%	175.00%	170.71%	166.96%	163.65%
59	221.35%	196.24%	187.88%	181.12%	175.51%	170.75%	166.66%	163.08%	159.93%
60	215.04%	191.02%	183.03%	176.57%	171.21%	166.68%	162.77%	159.36%	156.36%
61	208.98%	186.02%	178.38%	172.22%	167.10%	162.77%	159.05%	155.80%	152.94%
62	203.21%	181.25%	173.96%	168.07%	163.19%	159.07%	155.52%	152.42%	149.69%
63	197.71%	176.72%	169.76%	164.15%	159.50%	155.56%	152.18%	149.24%	146.64%
64	192.48%	172.44%	165.80%	160.44%	156.01%	152.27%	149.05%	146.24%	143.77%
65	187.50%	168.37%	162.04%	156.93%	152.71%	149.15%	146.09%	143.42%	141.08%
66	182.76%	164.50%	158.46%	153.61%	149.59%	146.20%	143.29%	140.76%	138.53%
67	178.21%	160.80%	155.05%	150.43%	146.61%	143.39%	140.63%	138.23%	136.11%
68	173.85%	157.25%	151.78%	147.38%	143.75%	140.70%	138.07%	135.80%	133.79%
69	169.66%	153.84%	148.63%	144.45%	141.01%	138.11%	135.62%	133.47%	131.57%
70	165.62%	150.55%	145.60%	141.63%	138.36%	135.61%	133.25%	131.21%	129.42%
71	161.74%	147.39%	142.69%	138.92%	135.82%	133.21%	130.98%	129.05%	127.35%
72	158.03%	144.36%	139.89%	136.32%	133.38%	130.91%	128.80%	126.98%	125.38%
73	154.50%	141.51%	137.26%	133.87%	131.09%	128.75%	126.76%	125.03%	123.52%
74	151.15%	138.79%	134.77%	131.55%	128.92%	126.71%	124.83%	123.20%	121.78%
75	147.95%	136.21%	132.39%	129.35%	126.86%	124.77%	123.00%	121.47%	120.13%
76	144.90%	133.75%	130.13%	127.25%	124.90%	122.93%	121.26%	119.82%	118.55%
77	141.99%	131.40%	127.97%	125.25%	123.03%	121.17%	119.60%	118.24%	117.06%
78	139.23%	129.18%	125.93%	123.36%	121.26%	119.51%	118.03%	116.75%	115.64%
79	136.61%	127.08%	124.00%	121.57%	119.59%	117.95%	116.55%	115.35%	114.31%
80	134.15%	125.11%	122.20%	119.91%	118.04%	116.49%	115.18%	114.05%	113.07%
81	131.83%	123.27%	120.52%	118.35%	116.59%	115.13%	113.89%	112.84%	111.92%

86	APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable
Univeral Life II
1-800-247-9988

82	129.67%	121.56%	118.96%	116.91%	115.25%	113.88%	112.72%	111.73%	110.87%
83	127.65%	119.97%	117.51%	115.58%	114.02%	112.73%	111.64%	110.71%	109.90%
84	125.74%	118.49%	116.16%	114.34%	112.87%	111.65%	110.63%	109.76%	109.00%
85	123.96%	117.10%	114.90%	113.18%	111.79%	110.65%	109.69%	108.87%	108.17%
86	122.29%	115.82%	113.74%	112.12%	110.81%	109.73%	108.83%	108.06%	107.40%
87	120.74%	114.63%	112.67%	111.13%	109.89%	108.88%	108.03%	107.30%	106.68%
88	119.30%	113.55%	111.70%	110.24%	109.07%	108.11%	107.31%	106.63%	106.05%
89	117.98%	112.59%	110.83%	109.46%	108.35%	107.44%	106.68%	106.04%	105.49%
90	116.75%	111.72%	110.07%	108.77%	107.72%	106.86%	106.14%	105.53%	105.01%
91	115.60%	110.94%	109.39%	108.17%	107.18%	106.37%	105.69%	105.12%	104.62%
92	114.42%	110.16%	108.71%	107.57%	106.64%	105.87%	105.24%	104.69%	104.23%
93	113.23%	109.37%	108.04%	106.97%	106.10%	105.38%	104.78%	104.27%	103.84%
94	112.00%	108.59%	107.37%	106.38%	105.57%	104.90%	104.34%	103.86%	103.45%
95	110.72%	107.80%	106.72%	105.82%	105.07%	104.44%	103.91%	103.46%	103.07%
96	109.36%	107.01%	106.08%	105.29%	104.62%	104.04%	103.55%	103.12%	102.76%
97	107.80%	106.10%	105.38%	104.74%	104.17%	103.67%	103.22%	102.82%	102.47%
98	105.91%	104.94%	104.50%	104.07%	103.68%	103.30%	102.95%	102.63%	102.32%
99	103.39%	103.09%	102.94%	102.79%	102.65%	102.50%	102.35%	102.20%	102.05%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Principal Executive Variable Universal Life IIAPPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 87 www.principal.com

110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

88 APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) Principal Executive Variable Univeral Life II

1-800-247-9988

ADDITIONAL INFORMATION

Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2009 and which is part of this prospectus.

Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Executive Variable Universal Life II, Principal Financial Group, P.O. Box 9296, Des Moines, Iowa
50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and
Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Policy are available on the
Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, Washington, D.C. 20549-0102.

Principal Executive Variable Universal Life II
Investment Company Act File No. 333-149215

Principal Executive Variable Universal Life II	ADDITIONAL INFORMATION	89
www.principal.com

PART B

STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II

dated May 1, 2009

The Statement of Additional Information provides information about the Principal Executive Variable Universal Life II Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.

This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy’s Prospectus dated May 1, 2009. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:

Principal Executive Variable Universal Life II
Principal Financial Group
Des Moines, Iowa 50306-9296
Telephone:1-800-247-9988

Principal Executive Variable Universal Life II	1
www.principal.com

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	3
THE COMPANY	3
PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
UNDERWRITERS	3
UNDERWRITING PROCEDURES	3
PERFORMANCE DATA	3
FINANCIAL STATEMENTS	6

2 Principal Executive Variable Universal Life II
1-800-247-9988

GENERAL INFORMATION AND HISTORY

The Company

Principal Life Insurance Company (the “Company”) is the issuer of the Principal Executive Variable Universal Life II Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

Principal Life Insurance Company Variable Life Separate Account

The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the Securities Exchange Commission. This registration does not involve Securities Exchange Commission supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Des Moines, Iowa, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.

UNDERWRITERS

The principal underwriter of the Policy is Princor Financial Services Corporation (“Princor”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 680 8th Street, Des Moines, IA 50392-0200. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the NASD. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

The Policy’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Policy.

UNDERWRITING PROCEDURES

Guaranteed maximum cost of insurance rates are based on 2001 CSO Mortality Unismoke Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender.

PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.

The Policy was not offered prior to October 3, 2008. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending

Principal Executive Variable Universal Life II	GENERAL INFORMATION AND HISTORY	3
www.principal.com

upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division’s “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2008, the 7-day annualized and effective yields were 1.42% and 1.43%, respectively.

In addition, the Separate Account advertises the “yield” for certain other divisions. The “yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.

The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges (if any), transfer fees (if any), transaction fees (if any) cost of insurance charge, asset based charge, monthly policy issue charge (if any), monthly administrative charge (if any), policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, risk classification, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy’s value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy’s performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

Following are the hypothetical average annual total returns for the periods ended December 31, 2008 assuming the Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

					Since
Division	Effective Date	One Year	Five Years	Ten Years	Inception
AIM V.I. Capital Appreciation	May 5, 1993	-42.63%	-4.72%	-2.77%	4.52%
AIM V.I. Core Equity	May 2, 1994	-30.32	-0.01	-0.79	6.10
AIM V.I. Dynamics	August 25, 1997	-48.08	-3.23	-1.93	0.14
AIM V.I. Global Health Care	May 22, 1997	-28.62	-0.45	1.22	5.10
AIM V.I. International Growth	May 5, 1993	-40.38	5.10	1.99	5.96
AIM V.I. Small Cap Equity	August 29, 2003	-28.14	0.67		3.12
AllianceBernstein Global Thematic Growth	January 11, 1996	-47.37	-5.53	-4.19	1.77
AllianceBernstein International Growth	September 23, 1994	-48.85	2.88	4.83	6.96
AllianceBernstein International Value	May 10, 2001	-53.18	-0.38		3.76
AllianceBernstein Small Cap Growth	August 5, 1996	-45.54	-3.68	-2.37	-1.05
AllianceBernstein Small/Mid Cap Value	May 2, 2001	-35.58	-0.89		4.65
American Century VP Income & Growth	October 30, 1997	-34.73	-2.23	-1.07	1.85
American Century VP International	May 2, 1994	-44.90	1.02	0.04	3.79
American Century VP Mid Cap Value	October 29, 2004	-24.51			2.04
American Century VP Value	May 1, 1996	-26.80	-0.34	3.85	6.29

4	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		Principal Executive Variable Universal Life II
					1-800-247-9988

					Since
Division	Effective Date	One Year	Five Years	Ten Years	Inception
American Century VP Vista	April 29, 2005	-48.71			-2.88
Bond & Mortgage Securities	December 18, 1987	-17.06	-0.70	2.32	6.01
Calvert Income	April 25, 2002	-11.64	1.33		3.81
Diversified International	May 2, 1994	-46.22	3.66	1.51	4.77
Dreyfus IP Core Value	May 1, 1998	-35.93	-1.32	1.91	1.23
Dreyfus Socially Responsible Growth	October 7, 1993	-34.58	-3.45	-3.96	4.56
Dreyfus VIF Appreciation	April 5, 1993	-29.72	-0.98	-0.44	7.10
DWS Dreman Small Mid Cap Value	May 1, 1996	-33.67	3.17	6.22	5.62
Fidelity VIP Contrafund	January 3, 1995	-42.69	0.13	1.67	8.73
Fidelity VIP Equity-Income	November 3, 1986	-42.81	-3.99	-0.37	7.37
Fidelity VIP High Income	October 1, 1985	-25.14	-0.94	-0.86	2.98
Fidelity VIP Mid Cap	December 28, 1998	-39.61	2.87	10.63	10.96
Franklin Income Securities	January 24, 1989	-29.66	-0.03	4.41	7.76
Franklin Mutual Global Discovery Securities	November 8, 1996	-28.45	6.18	7.96	7.80
Franklin Mutual Shares Securities	November 8, 1996	-37.11	-0.83	3.84	4.85
Franklin Rising Dividends Securities	January 27, 1992	-27.10	-0.94	3.73	7.42
Franklin Small Cap Value Securities	May 1, 1998	-33.02	0.58	5.94	3.11
Franklin Strategic Income Securities	July 1, 1999	-11.24	2.54		5.05
Government & High Quality Bond	April 9, 1987	-1.63	2.59	4.17	6.62
International Emerging Markets	October 24, 2000	-54.86	8.28		8.45
International SmallCap	May 1, 1998	-50.29	3.54	7.50	5.92
Janus Aspen Balanced	December 31, 1999	-16.06	3.57		1.92
Janus Aspen Enterprise	September 13, 1993	-43.86	0.89	-0.71	6.54
Janus Aspen Flexible Bond	December 31, 1999	5.71	4.36		5.72
Janus Aspen Forty	May 1, 1997	-44.31	1.97	1.51	7.50
Janus Aspen Worldwide	December 31, 1999	-44.81	-4.71		-8.06
LargeCap Blend II	May 1, 2002	-36.41	-2.19		-0.98
LargeCap Growth	May 2, 1994	-43.16	-1.15	-4.07	2.87
LargeCap Growth I	June 1, 1994	-40.60	-4.24	-2.60	5.77
LargeCap S&P 500 Index	May 3, 1999	-37.10	-2.49		-2.81
LargeCap Value	May 13, 1970	-35.16	-1.39	-0.96	10.22
LargeCap Value III	May 1, 2002	-40.78	-3.74		-1.44
MFS VIT Global Equity	May 3, 1999	-33.97	2.33		2.89
MFS VIT Growth	July 24, 1995	-37.55	-0.05	-2.11	4.54
MFS VIT New Discovery	May 1, 1998	-39.52	-4.87	1.32	1.45
MFS VIT Research International	April 28, 2005	-42.52			-1.56
MFS VIT Total Return	January 3, 1995	-22.32	0.53	3.02	7.28
MFS VIT Utilities	January 3, 1995	-37.81	9.48	5.69	10.97
MFS VIT Value	January 2, 2002	-32.74	1.29		1.97
MidCap Blend	December 18, 1987	-33.92	1.22	4.85	10.97
MidCap Growth I	May 1, 1998	-41.14	-1.89	-0.65	-0.93
MidCap Stock	May 1, 2000	-29.57	-0.30		4.64
MidCap Value II	May 3, 1999	-43.92	-3.14		4.10
Money Market	March 18, 1983	2.58	3.13	3.24	3.25
Mortgage Securities	May 6, 1993	4.68	4.35	5.04	5.40
Neuberger Berman AMT Guardian	November 3, 1997	-37.24	-0.83	0.60	3.52
Neuberger Berman AMT Partners	March 22, 1994	-52.39	-3.88	-1.23	5.11
Neuberger Berman AMT Small-Cap Growth	July 11, 2002	-39.47	-5.92		-1.37
Oppenheimer Main Street Small Cap	July 16, 2001	-41.08	-2.72		1.29
Principal LifeTime 2010	August 30, 2004	-30.91			-1.66
Principal LifeTime 2020	August 30, 2004	-34.16			-1.44
Principal LifeTime 2030	August 30, 2004	-36.42			-2.07
Principal LifeTime 2040	August 30, 2004	-38.16			-2.16
Principal LifeTime 2050	August 30, 2004	-39.05			-2.35
Principal LifeTime Strategic Income	August 30, 2004	-23.89			-0.74
Real Estate Securities	May 1, 1998	-32.86	3.31	9.13	7.85
SAM Balanced Portfolio	June 3, 1997	-26.18	0.70	4.07	5.35
SAM Conservative Balanced Portfolio	April 23, 1998	-19.21	1.36	2.99	3.19

Principal Executive Variable Universal Life II	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM					5
www.principal.com

					Since
Division	Effective Date	One Year	Five Years	Ten Years	Inception
SAM Conservative Growth Portfolio	June 3, 1997	-33.11	-0.37	3.41	5.00
SAM Flexible Income Portfolio	September 9, 1997	-13.76	1.48	4.14	4.88
SAM Strategic Growth Portfolio	June 3, 1997	-37.42	-1.18	2.90	5.19
Short-Term Bond	May 1, 2003	-11.68	-0.39		-0.21
Short-Term Income	January 12, 1994	-0.57	2.46	4.29	4.36
SmallCap Blend	May 1, 1998	-36.73	-1.45	1.85	-0.43
SmallCap Growth II	May 1, 1998	-41.15	-4.39	-3.21	-2.74
SmallCap Value I	May 1, 1998	-31.82	-0.88	7.70	5.57
Summit EAFE International Index	November 12, 2002	-42.91	0.95		5.40
Summit Russell 2000 Small Cap Index	April 27, 2000	-34.08	-1.89		0.45
Templeton Developing Markets Securities	March 4, 1996	-52.70	4.39	6.13	-0.36
Templeton Foreign Securities	May 1, 1992	-40.38	1.77	1.74	6.52
Templeton Global Bond Securities	January 24, 1989	6.21	8.13	8.17	7.84
Van Eck Worldwide Hard Assets	September 1, 1989	-45.96	13.00	12.08	7.15
Vanguard VIF MidCap Index	February 9, 1999	-41.81	-0.74		4.98

FINANCIAL STATEMENTS

6 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Principal Executive Variable Universal Life II
1-800-247-9988

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Variable Life Separate Account (“Separate Account”), comprised of the divisions described in Note 1, as of December 31, 2008, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of the Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the fund companies or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Variable Life Separate Account at December 31, 2008, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa April 24, 2009

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2008

	AIM V.I.	AIM V.I.
	Capital	Capital
	Appreciation	Appreciation
	Series I	Series II
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,963,817	$ 372,746

Liabilities	–	–
Net assets	$ 1,963,817	$ 372,746

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 330,927	$ –
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	692,207	–
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	566,197	–
Survivorship Variable Universal Life	135,245	–
Variable Universal Life Accumulator	239,241	–
Variable Universal Life Accumulator II	–	273,503
Variable Universal Life Income	–	98,641
Variable Universal Life Income II	–	602
Total net assets	$ 1,963,817	$ 372,746

Investments in shares of mutual funds, at cost	$ 2,773,093	$ 565,891
Shares of mutual fund owned	116,271	22,441
Accumulation units outstanding:
Benefit Variable Universal Life	51,579	–
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	107,889	–
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	88,250	–
Survivorship Variable Universal Life	21,079	–
Variable Universal Life Accumulator	37,289	–
Variable Universal Life Accumulator II	–	42,894
Variable Universal Life Income	–	15,470
Variable Universal Life Income II	–	94

Accumulation unit value:
Benefit Variable Universal Life	$ 6.42	$ –
Benefit Variable Universal Life II	–	6.38
Executive Variable Universal Life	6.42	–
Executive Variable Universal Life II	–	6.38
Flex Variable Life	6.29	–
PrinFlex Life®	6.42	–
Survivorship Variable Universal Life	6.42	–
Variable Universal Life Accumulator	6.42	–
Variable Universal Life Accumulator II	–	6.38
Variable Universal Life Income	–	6.38
Variable Universal Life Income II	–	6.38

See accompanying notes.

2 0707-0846947

			AIM V.I.	AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	AIM V.I.	Global	International	Mid Cap	Small Cap
Core Equity	Core Equity	Dynamics	Health Care	Growth	Core Equity	Equity
Series I	Series II	Series I	Series I	Series I	Series II	Series I
Division	Division	Division	Division	Division	Division	Division

$ 6,015,175	$ 3,507,887	$ 1,053,150	$ 5,289,393	$ 4,483,477	$ 134,236	$ 3,374,408

–	–	–	–	–	–	–
$ 6,015,175	$ 3,507,887	$ 1,053,150	$ 5,289,393	$ 4,483,477	$ 134,236	$ 3,374,408

$ 121,287	$ –	$ 65,195	$ 305,673	$ 890,310	$ 24,760	$ 502,896
–	–	–	–	–	–	–
2,133,818	–	653,339	1,160,785	3,593,167	109,476	2,047,699
–	–	–	–	–	–	–
51,815	–	2,289	24,136	–	–	2,690
2,271,577	–	240,169	1,802,171	–	–	599,861
360,246	–	24,764	251,247	–	–	37,382
1,076,432	–	67,394	681,457	–	–	183,880
–	2,140,486	–	796,590	–	–	–
–	1,359,130	–	259,719	–	–	–
–	8,271	–	7,615	–	–	–
$ 6,015,175	$ 3,507,887	$ 1,053,150	$ 5,289,393	$ 4,483,477	$ 134,236	$ 3,374,408

$ 7,410,956	$ 4,606,307	$ 1,582,443	$ 7,261,864	$ 6,342,204	$ 156,585	$ 4,502,779
304,566	178,791	105,420	424,169	230,040	15,755	317,741

13,613	–	10,168	32,514	66,220	2,822	74,504
–	–	–	–	–	–	–
239,501	–	101,892	123,478	267,253	12,477	303,369
–	–	–	–	–	–	–
6,158	–	378	2,719	–	–	404
254,964	–	37,456	191,705	–	–	88,870
40,434	–	3,862	26,726	–	–	5,538
120,821	–	10,511	72,490	–	–	27,243
–	165,300	–	84,737	–	–	–
–	104,961	–	27,628	–	–	–
–	639	–	810	–	–	–

$ 8.91	$ –	$ 6.41	$ 9.40	$ 13.44	$ 8.77	$ 6.75
–	12.95	6.41	9.40	13.44	–	7.06
8.91	–	6.41	9.40	13.44	8.77	6.75
–	12.95	6.41	9.40	13.44	–	7.06
8.41	–	6.06	8.88	–	–	6.67
8.91	–	6.41	9.40	–	–	6.75
8.91	–	6.41	9.40	–	–	6.75
8.91	–	6.41	9.40	–	–	6.75
–	12.95	–	9.40	–	–	–
–	12.95	–	9.40	–	–	–
–	12.95	–	9.40	–	–	–

0707-0846947

3

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	AIM V.I.	AllianceBernstein
	Technology	Global
	Series I	Technology
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,992,506	$ –

Liabilities	–	–
Net assets	$ 1,992,506	$ –

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 116,999	$ –
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	1,182,932	–
Executive Variable Universal Life II	–	–
Flex Variable Life	21,443	–
PrinFlex Life®	451,064	–
Survivorship Variable Universal Life	45,750	–
Variable Universal Life Accumulator	174,318	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 1,992,506	$ –

Investments in shares of mutual funds, at cost	$ 3,030,576	$ –
Shares of mutual fund owned	237,769	–
Accumulation units outstanding:
Benefit Variable Universal Life	30,115	–
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	304,486	–
Executive Variable Universal Life II	–	–
Flex Variable Life	5,845	–
PrinFlex Life®	116,103	–
Survivorship Variable Universal Life	11,776	–
Variable Universal Life Accumulator	44,871	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 3.89	$ –
Benefit Variable Universal Life II	–	6.42
Executive Variable Universal Life	3.89	–
Executive Variable Universal Life II	–	6.42
Flex Variable Life	3.67	–
PrinFlex Life®	3.89	–
Survivorship Variable Universal Life	3.89	–
Variable Universal Life Accumulator	3.89	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

4 0707-0846947

				American		American
AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	Century VP	American	Century VP II
International	International	Small Cap	Small/Mid Cap	Income &	Century VP I	Income &
Growth	Value	Growth	Value	Growth	Ultra	Growth
Division	Division	Division	Division	Division	Division	Division

$ –	$ 70,647	$435	$ 91	$ 2,465,763	$ 1,277,561	$ 1,276,512

–	–	–	–	–	–	–
$ –	$ 70,647	$435	$ 91	$ 2,465,763	$ 1,277,561	$ 1,276,512

$ –	$ –	$–	$ –	$ –	$ –	$ 94,039
–	–	–	–	–	–	–
–	69,545	–	–	–	–	343,261
–	–	–	–	–	–	–
–	–	–	–	13,070	9,640	–
–	–	–	–	1,618,002	544,331	–
–	–	–	–	164,223	297,467	–
–	–	–	–	670,468	426,123	–
–	–	–	–	–	–	460,933
–	–	–	–	–	–	373,449
–	1,102	435	91	–	–	4,830
$ –	$ 70,647	$435	$ 91	$ 2,465,763	$ 1,277,561	$ 1,276,512

$ –	$ 144,388	$471	$ 92	$ 3,416,774	$ 1,936,185	$ 1,821,992
–	6,393	52	9	511,569	210,819	265,387

–	–	–	–	–	–	10,001
–	–	–	–	–	–	–
–	14,719	–	–	–	–	36,505
–	–	–	–	–	–	–
–	–	–	–	1,623	1,486	–
–	–	–	–	189,753	79,221	–
–	–	–	–	19,259	43,291	–
–	–	–	–	78,630	62,014	–
–	–	–	–	–	–	49,019
–	–	–	–	–	–	39,716
–	233	79	14	–	–	514

$ –	$ 4.72	$ –	$ –	$ –	$ –	$ 9.40
5.91	4.72	5.48	6.42	–	–	9.40
–	4.72	–	–	–	–	9.40
5.91	4.72	5.48	6.42	–	–	9.40
–	–	–	–	8.05	6.49	–
–	–	–	–	8.53	6.87	–
–	–	–	–	8.53	6.87	–
–	–	–	–	8.53	6.87	–
–	–	–	–	–	–	9.40
–	–	–	–	–	–	9.40
–	4.72	5.48	6.42	–	–	9.40

0707-0846947

5

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	American	American
	Century VP II	Century VP II
	International	MidCap Value
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 437,315	$ 664,375

Liabilities	–	–
Net assets	$ 437,315	$ 664,375

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 50,301	$ 26,757
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	387,014	637,618
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 437,315	$ 664,375

Investments in shares of mutual funds, at cost	$ 647,526	$ 785,759
Shares of mutual fund owned	73,746	68,001
Accumulation units outstanding:
Benefit Variable Universal Life	4,835	2,950
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	37,198	70,308
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 10.40	$ 9.07
Benefit Variable Universal Life II	10.40	9.07
Executive Variable Universal Life	10.40	9.07
Executive Variable Universal Life II	10.40	9.07
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

6 0707-0846947

						Calvert
						Variable
American	American	American			Bond &	Series Income
Century VP II	Century VP II	Century VP II	Asset		Mortgage	Port. Initial
Ultra	Value	Vista	Allocation	Balanced	Securities	Shares
Division	Division	Division	Division	Division	Division	Division

$ 1,841,578	$ 7,631,000	$ 295,490	$ 12,565,135	$ 11,803,629	$ 38,445,985	$ 5,301

–	–	–	–	–	–	–
$ 1,841,578	$ 7,631,000	$ 295,490	$ 12,565,135	$ 11,803,629	$ 38,445,985	$ 5,301

$ 110,957	$ 673,302	$ 37,544	$ –	$ –	$ 1,806,264	$ –
–	–	–	–	–	–	–
1,101,375	2,253,638	256,723	–	–	11,761,986	–
–	–	–	–	–	–	–
–	8,397	–	90,677	1,854,895	1,608,639	–
–	1,694,001	–	9,310,200	7,578,773	12,915,228	–
–	596,147	–	1,060,169	550,049	1,390,896	–
–	511,184	–	978,659	813,262	2,573,424	–
467,830	1,169,460	–	834,149	640,523	4,068,702	–
161,416	713,798	–	291,281	366,127	2,314,174	–
–	11,073	1,223	–	–	6,672	5,301
$ 1,841,578	$ 7,631,000	$ 295,490	$ 12,565,135	$ 11,803,629	$ 38,445,985	$ 5,301

$ 2,812,346	$ 11,550,765	$ 431,263	$ 15,470,991	$ 15,961,910	$ 47,142,604	$ 5,443
307,442	1,630,555	27,590	1,250,262	1,102,113	4,111,870	396

14,603	62,750	4,769	–	–	121,584	–
–	–	–	–	–	–	–
144,954	210,035	32,609	–	–	791,726	–
–	–	–	–	–	–	–
–	822	–	8,657	71,872	57,689	–
–	157,878	–	551,714	624,733	869,354	–
–	55,560	–	84,936	60,381	107,520	–
–	47,642	–	57,995	67,038	173,224	–
61,572	108,992	–	49,430	52,799	273,874	–
21,244	66,525	–	17,260	30,180	155,772	–
–	1,032	155	–	–	449	594

$ 7.60	$ 10.73	$ 7.87	$ –	$ –	$ 14.86	$ –
–	10.73	7.87	–	–	14.86	8.92
7.60	10.73	7.87	–	–	14.86	–
–	10.73	7.87	–	–	14.86	8.92
–	10.21	–	10.48	25.81	27.88	–
–	10.73	–	16.88	12.13	14.86	–
–	10.73	–	12.48	9.11	12.94	–
–	10.73	–	16.88	12.13	14.86	–
7.60	10.73	–	16.88	12.13	14.86	–
7.60	10.73	–	16.88	12.13	14.86	–
–	10.73	7.87	–	–	14.86	8.92

0707-0846947

7

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

		Dreyfus IP
	Diversified	Core Value
	International	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 64,960,192	$ 374,880

Liabilities	–	–
Net assets	$ 64,960,192	$ 374,880

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 1,794,387	$ 30,978
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	15,278,669	343,902
Executive Variable Universal Life II	–	–
Flex Variable Life	85,967	–
PrinFlex Life®	24,795,356	–
Survivorship Variable Universal Life	2,031,029	–
Variable Universal Life Accumulator	11,113,409	–
Variable Universal Life Accumulator II	5,578,673	–
Variable Universal Life Income	4,251,434	–
Variable Universal Life Income II	31,268	–
Total net assets	$ 64,960,192	$ 374,880

Investments in shares of mutual funds, at cost	$ 108,272,755	$ 581,589
Shares of mutual fund owned	7,022,724	36,502
Accumulation units outstanding:
Benefit Variable Universal Life	128,099	3,286
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	1,090,728	36,477
Executive Variable Universal Life II	–	–
Flex Variable Life	8,032	–
PrinFlex Life®	1,770,114	–
Survivorship Variable Universal Life	190,273	–
Variable Universal Life Accumulator	793,374	–
Variable Universal Life Accumulator II	398,255	–
Variable Universal Life Income	303,505	–
Variable Universal Life Income II	2,232	–

Accumulation unit value:
Benefit Variable Universal Life	$ 14.01	$ 9.43
Benefit Variable Universal Life II	14.01	9.43
Executive Variable Universal Life	14.01	9.43
Executive Variable Universal Life II	14.01	9.43
Flex Variable Life	10.70	–
PrinFlex Life®	14.01	–
Survivorship Variable Universal Life	10.67	–
Variable Universal Life Accumulator	14.01	–
Variable Universal Life Accumulator II	14.01	–
Variable Universal Life Income	14.01	–
Variable Universal Life Income II	14.01	–

See accompanying notes.

8 0707-0846947

Dreyfus
Socially		Dreyfus VIF
Responsible	Dreyfus VIF	Developing	Dreyfus VIF	DWS Dreman		Fidelity VIP
Growth	Appreciation	Leaders	Quality Bond	Small Mid Cap	Equity	Equity-Income
Service Shares	Service Shares	Service Shares	Service Shares	Value Class B	Income	Initial Class
Division	Division	Division	Division	Division	Division	Division

$ 61,719	$ 1,027,821	$ 1,955,721	$ 1,502,484	$ 216,054	$ 5,604,632	$ 17,484,083

–	–	–	–	–	–	–
$ 61,719	$ 1,027,821	$ 1,955,721	$ 1,502,484	$ 216,054	$ 5,604,632	$ 17,484,083

$ 30,783	$ 198,095	$ 104,662	$ 260,358	$ –	$ –	$ –
–	–	–	–	–	–	–
30,936	829,726	135,721	1,242,126	206,408	–	–
–	–	–	–	–	–	–
–	–	–	–	–	32,973	96,784
–	–	–	–	–	3,387,574	14,111,616
–	–	–	–	–	324,844	1,664,599
–	–	–	–	–	314,834	1,611,084
–	–	1,058,453	–	–	939,651	–
–	–	656,885	–	–	604,756	–
–	–	–	–	9,646	–	–
$ 61,719	$ 1,027,821	$ 1,955,721	$ 1,502,484	$ 216,054	$ 5,604,632	$ 17,484,083

$ 70,776	$ 1,400,703	$ 3,622,036	$ 1,584,366	$ 309,244	$ 8,861,458	$ 30,189,753
3,131	35,813	104,194	149,204	27,279	483,158	1,326,562

3,921	20,874	15,636	21,663	–	–	–
–	–	–	–	–	–	–
3,940	87,430	20,272	103,351	27,618	–	–
–	–	–	–	–	–	–
–	–	–	–	–	4,822	12,496
–	–	–	–	–	487,756	1,051,988
–	–	–	–	–	46,796	185,743
–	–	–	–	–	45,336	120,100
–	–	158,121	–	–	135,367	–
–	–	98,131	–	–	87,122	–
–	–	–	–	1,291	–	–

$ 7.85	$ 9.49	$ 6.69	$ 12.02	$ 7.47	$ –	$ –
7.85	9.49	–	–	7.47	–	–
7.85	9.49	6.69	12.02	7.47	–	–
7.85	9.49	–	–	7.47	–	–
–	–	–	–	–	6.84	7.75
–	–	–	–	–	6.94	13.41
–	–	–	–	–	6.94	8.96
–	–	–	–	–	6.94	13.41
–	–	6.69	–	–	6.94	–
–	–	6.69	–	–	6.94	–
–	–	–	–	7.47	–	–

0707-0846947

9

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 13,029,928	$ 6,605,734

Liabilities	–	–
Net assets	$ 13,029,928	$ 6,605,734

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 1,098,583	$ 877,334
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	7,371,308	2,396,516
Executive Variable Universal Life II	–	–
Flex Variable Life	–	12,486
PrinFlex Life®	–	1,083,112
Survivorship Variable Universal Life	–	149,581
Variable Universal Life Accumulator	–	482,127
Variable Universal Life Accumulator II	2,895,419	899,278
Variable Universal Life Income	1,659,966	705,300
Variable Universal Life Income II	4,652	–
Total net assets	$ 13,029,928	$ 6,605,734

Investments in shares of mutual funds, at cost	$ 21,379,599	$ 10,079,253
Shares of mutual fund owned	1,002,302	283,386
Accumulation units outstanding:
Benefit Variable Universal Life	128,323	115,282
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	861,070	314,904
Executive Variable Universal Life II	–	–
Flex Variable Life	–	1,725
PrinFlex Life®	–	142,321
Survivorship Variable Universal Life	–	19,655
Variable Universal Life Accumulator	–	63,348
Variable Universal Life Accumulator II	338,228	118,166
Variable Universal Life Income	193,926	92,677
Variable Universal Life Income II	543	–

Accumulation unit value:
Benefit Variable Universal Life	$ 8.56	$ 7.61
Benefit Variable Universal Life II	8.56	–
Executive Variable Universal Life	8.56	7.61
Executive Variable Universal Life II	8.56	–
Flex Variable Life	–	7.24
PrinFlex Life®	–	7.61
Survivorship Variable Universal Life	–	7.61
Variable Universal Life Accumulator	–	7.61
Variable Universal Life Accumulator II	8.56	7.61
Variable Universal Life Income	8.56	7.61
Variable Universal Life Income II	8.56	–

See accompanying notes.

10 0707-0846947

	Fidelity VIP	Fidelity VIP II		Fidelity VIP II	Fidelity VIP III	Franklin
Fidelity VIP	High Income	Asset Manager	Fidelity VIP II	Contrafund	Mid Cap	Income
High Income	Service	Service	Contrafund	Service	Service	Securities
Initial Class	Class 2	Class 2	Initial Class	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 3,204,028	$ 5,933,827	$ 2,185,323	$ 47,135,629	$ 32,809,704	$ 16,907,468	$ 7,346,493

–	–	–	–	–	–	–
$ 3,204,028	$ 5,933,827	$ 2,185,323	$ 47,135,629	$ 32,809,704	$ 16,907,468	$ 7,346,493

$ –	$ 835,800	$ 782,865	$ –	$ 3,707,485	$ 2,818,948	$ 1,543,508
–	–	–	–	–	2,267	–
–	4,649,596	1,402,458	–	22,381,320	11,514,618	5,802,985
–	–	–	–	–	–	–
11,864	–	–	276,832	–	–	–
2,699,697	–	–	41,286,003	–	–	–
250,716	–	–	2,809,018	–	–	–
241,751	–	–	2,763,776	–	–	–
–	308,082	–	–	3,702,929	1,326,977	–
–	136,293	–	–	2,980,339	1,230,459	–
–	4,056	–	–	37,631	14,199	–
$ 3,204,028	$ 5,933,827	$ 2,185,323	$ 47,135,629	$ 32,809,704	$ 16,907,468	$ 7,346,493

$ 4,865,668	$ 8,553,754	$ 3,032,126	$ 76,728,927	$ 56,326,398	$ 27,565,613	$ 10,375,275
809,098	1,525,405	215,303	3,062,744	2,167,088	933,083	647,839

–	67,133	74,672	–	333,196	207,254	123,876
–	–	–	–	–	267	–
–	373,463	133,770	–	2,011,436	846,573	465,725
–	–	–	–	–	–	–
1,098	–	–	26,339	–	–	–
260,464	–	–	2,168,455	–	–	–
28,651	–	–	254,194	–	–	–
23,325	–	–	145,162	–	–	–
–	24,746	–	–	332,788	97,562	–
–	10,947	–	–	267,847	90,465	–
–	326	–	–	3,382	1,044	–

$ –	$ 12.45	$ 10.48	$ –	$ 11.13	$ 13.60	$ 12.46
–	12.45	–	–	11.13	8.48	12.46
–	12.45	10.48	–	11.13	13.60	12.46
–	12.45	–	–	11.13	8.48	12.46
10.81	–	–	10.51	–	–	–
10.36	–	–	19.04	–	–	–
8.75	–	–	11.05	–	–	–
10.36	–	–	19.04	–	–	–
–	12.45	–	–	11.13	13.60	–
–	12.45	–	–	11.13	13.60	–
–	12.45	–	–	11.13	13.60	–

0707-0846947

11

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

Franklin
	Mutual	Franklin
	Discovery	Mutual
	Securities	Shares
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 7,114,903	$ 5,268,606

Liabilities	–	–
Net assets	$ 7,114,903	$ 5,268,606

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 1,589,630	$ 1,118,973
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	5,516,711	4,149,633
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	8,562	–
Total net assets	$ 7,114,903	$ 5,268,606

Investments in shares of mutual funds, at cost	$ 9,255,113	$ 8,077,210
Shares of mutual fund owned	448,890	447,250
Accumulation units outstanding:
Benefit Variable Universal Life	108,521	109,980
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	376,612	407,853
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	585	–

Accumulation unit value:
Benefit Variable Universal Life	$ 14.65	$ 10.17
Benefit Variable Universal Life II	14.65	10.17
Executive Variable Universal Life	14.65	10.17
Executive Variable Universal Life II	14.65	10.17
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	14.65	–

See accompanying notes.

12 0707-0846947

Franklin	Franklin		Goldman Sachs
Rising	Small Cap	Franklin	Structured	Government
Dividends	Value	Strategic Income	Small Cap	& High	International
Securities	Securities	Securities	Equity Service	Quality	Emerging	International
Class 2	Class 2	Class 2	Class I	Bond	Markets	SmallCap
Division	Division	Division	Division	Division	Division	Division

$ 1,640,965	$ 4,470,683	$ 253,301	$ 345,122	$ 34,286,626	$ 14,664,016	$ 30,378,126

–	–	–	–	–	–	–
$ 1,640,965	$ 4,470,683	$ 253,301	$ 345,122	$ 34,286,626	$ 14,664,016	$ 30,378,126

$ 419,198	$ 678,000	$ –	$ 66,946	$ 2,016,468	$ 79,822	$ 1,617,911
–	–	–	–	–	2,195	–
1,220,223	3,792,683	253,301	278,176	10,819,832	1,962,631	8,348,361
–	–	–	–	–	–	–
–	–	–	–	180,439	242,311	53,430
–	–	–	–	11,879,125	5,371,263	12,964,777
–	–	–	–	1,542,345	521,366	1,064,037
–	–	–	–	3,561,058	1,411,708	1,592,531
–	–	–	–	2,748,951	2,685,155	2,813,050
–	–	–	–	1,514,253	2,364,619	1,904,335
1,544	–	–	–	24,155	22,946	19,694
$ 1,640,965	$ 4,470,683	$ 253,301	$ 345,122	$ 34,286,626	$ 14,664,016	$ 30,378,126

$ 2,110,270	$ 6,787,178	$ 272,938	$ 534,542	$ 35,942,315	$ 30,210,605	$ 60,053,657
119,604	423,761	24,332	49,444	3,222,427	1,638,438	3,327,287

41,108	62,145	–	10,897	113,268	4,260	86,712
–	–	–	–	–	117	–
119,658	347,626	28,514	45,279	607,769	104,750	447,427
–	–	–	–	–	–	–
–	–	–	–	14,470	13,592	4,332
–	–	–	–	667,271	286,676	694,845
–	–	–	–	100,649	27,826	67,060
–	–	–	–	200,031	75,346	85,352
–	–	–	–	154,414	143,313	150,765
–	–	–	–	85,058	126,205	102,062
151	–	–	–	1,357	1,225	1,056

$ 10.20	$ 10.91	$ 8.88	$ 6.14	$ 17.80	$ 18.74	$ 18.66
10.20	10.91	8.88	–	17.80	18.74	18.66
10.20	10.91	8.88	6.14	17.80	18.74	18.66
10.20	10.91	8.88	–	17.80	18.74	18.66
–	–	–	–	12.47	17.83	12.33
–	–	–	–	17.80	18.74	18.66
–	–	–	–	15.32	18.74	15.87
–	–	–	–	17.80	18.74	18.66
–	–	–	–	17.80	18.74	18.66
–	–	–	–	17.80	18.74	18.66
10.20	–	–	–	17.80	18.74	18.66

0707-0846947

13

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	Janus	Janus
	Aspen	Aspen
	Balanced	Flexible Bond
	Service Shares	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 995,207	$ 8,679,592

Liabilities	–	–
Net assets	$ 995,207	$ 8,679,592

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 46,895	$ 1,071,340
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	948,312	7,608,252
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 995,207	$ 8,679,592

Investments in shares of mutual funds, at cost	$ 1,099,729	$ 8,599,645
Shares of mutual fund owned	41,903	704,512
Accumulation units outstanding:
Benefit Variable Universal Life	3,735	74,644
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	75,523	530,093
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 12.56	$ 14.35
Benefit Variable Universal Life II	12.56	14.35
Executive Variable Universal Life	12.56	14.35
Executive Variable Universal Life II	12.56	14.35
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

14 0707-0846947

	Janus	Janus	Janus	Janus		JP Morgan
Janus	Aspen	Aspen	Aspen	Aspen	JP Morgan	Small
Aspen	Fundamental	International	Mid Cap	Worldwide	Bond	Company
Forty	Equity	Growth	Growth	Growth	Portfolio	Portfolio
Service Shares	Service Shares	Service Shares	Service Shares	Service Shares	Series Trust II	Series Trust II
Division	Division	Division	Division	Division	Division	Division

$ 1,194	$ 1,658,998	$ 2,726,108	$ 4,038,758	$ 537,201	$ 2,212,681	$ 2,470,435

–	–	–	–	–	–	–
$ 1,194	$ 1,658,998	$ 2,726,108	$ 4,038,758	$ 537,201	$ 2,212,681	$ 2,470,435

$ –	$ 242,983	$ 547,449	$ 117,218	$ 148,257	$ 245,571	$ 472,390
–	–	–	–	–	–	–
–	1,416,015	2,178,659	1,494,399	388,944	1,967,110	1,998,045
–	–	–	–	–	–	–
–	–	–	10,713	–	–	–
–	–	–	1,764,977	–	–	–
–	–	–	99,656	–	–	–
–	–	–	551,795	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
1,194	–	–	–	–	–	–
$ 1,194	$ 1,658,998	$ 2,726,108	$ 4,038,758	$ 537,201	$ 2,212,681	$ 2,470,435

$ 1,198	$ 3,032,370	$ 5,460,135	$ 5,631,630	$ 800,558	$ 2,815,384	$ 3,568,963
53	160,600	104,810	195,109	28,126	257,289	251,060

–	26,609	37,357	15,301	19,585	23,251	46,504
–	–	–	–	–	–	–
–	155,066	148,669	195,069	51,379	186,249	196,699
–	–	–	–	–	–	–
–	–	–	1,481	–	–	–
–	–	–	230,389	–	–	–
–	–	–	13,008	–	–	–
–	–	–	72,029	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
204	–	–	–	–	–	–

$ –	$ 9.13	$ 14.65	$ 7.66	$ 7.57	$ 10.56	$ 10.16
5.85	–	–	7.66	7.57	–	–
–	9.13	14.65	7.66	7.57	10.56	10.16
5.85	–	–	7.66	7.57	–	–
–	–	–	7.23	–	–	–
–	–	–	7.66	–	–	–
–	–	–	7.66	–	–	–
–	–	–	7.66	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
5.85	–	–	–	–	–	–

0707-0846947

15

Principal Life Insurance Company Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	LargeCap	LargeCap
	Blend II	Growth
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 8,336,101	$ 17,810,368

Liabilities	–	–
Net assets	$ 8,336,101	$ 17,810,368

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 316,380	$ 233,845
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	691,581	2,357,668
Executive Variable Universal Life II	–	–
Flex Variable Life	49,180	14,162
PrinFlex Life®	2,106,880	13,019,389
Survivorship Variable Universal Life	181,441	859,117
Variable Universal Life Accumulator	804,310	388,144
Variable Universal Life Accumulator II	2,681,381	412,320
Variable Universal Life Income	1,499,298	525,723
Variable Universal Life Income II	5,650	–
Total net assets	$ 8,336,101	$ 17,810,368

Investments in shares of mutual funds, at cost	$ 15,732,877	$ 25,867,839
Shares of mutual fund owned	1,708,217	1,756,447
Accumulation units outstanding:
Benefit Variable Universal Life	34,334	24,073
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	75,052	242,711
Executive Variable Universal Life II	–	–
Flex Variable Life	5,609	2,077
PrinFlex Life®	228,645	1,340,283
Survivorship Variable Universal Life	19,690	138,875
Variable Universal Life Accumulator	87,287	39,958
Variable Universal Life Accumulator II	290,990	42,446
Variable Universal Life Income	162,707	54,121
Variable Universal Life Income II	613	–

Accumulation unit value:
Benefit Variable Universal Life	$ 9.21	$ 9.71
Benefit Variable Universal Life II	9.21	9.71
Executive Variable Universal Life	9.21	9.71
Executive Variable Universal Life II	9.21	9.71
Flex Variable Life	8.77	6.82
PrinFlex Life®	9.21	9.71
Survivorship Variable Universal Life	9.21	6.19
Variable Universal Life Accumulator	9.21	9.71
Variable Universal Life Accumulator II	9.21	9.71
Variable Universal Life Income	9.21	9.71
Variable Universal Life Income II	9.21	–

See accompanying notes.

16 0707-0846947

				LifeTime
LargeCap	LargeCap	LargeCap	LargeCap	Strategic	LifeTime	LifeTime
Growth I	S&P 500 Index	Value	Value III	Income	2010	2020
Division	Division	Division	Division	Division	Division	Division

$ 56,770,606	$ 15,467,018	$ 41,589,751	$ 11,722,967	$ 620,150	$ 1,962,941	$ 6,962,969

–	–	–	–	–	–	–
$ 56,770,606	$ 15,467,018	$ 41,589,751	$ 11,722,967	$ 620,150	$ 1,962,941	$ 6,962,969

$ 487,588	$ –	$ 112,302	$ 823,432	$ 23,379	$ 238,744	$ 1,418,490
–	–	–	–	–	–	–
3,094,733	–	1,978,070	2,439,109	421,896	1,238,064	2,862,039
–	–	–	–	–	–	–
78,767	68,093	3,437,245	48,022	–	–	–
36,016,853	9,920,158	19,185,998	2,342,128	–	–	–
2,110,094	1,197,951	933,529	536,457	–	–	–
11,232,028	1,398,609	13,883,577	1,038,175	–	927	–
2,335,248	2,011,943	1,238,031	2,679,720	11,618	147,651	888,547
1,394,644	861,426	791,646	1,814,273	162,648	337,555	1,791,949
20,651	8,838	29,353	1,651	609	–	1,944
$ 56,770,606	$ 15,467,018	$ 41,589,751	$ 11,722,967	$ 620,150	$ 1,962,941	$ 6,962,969

$ 84,811,436	$ 20,810,171	$ 65,960,027	$ 19,075,030	$ 787,731	$ 2,717,365	$ 10,175,496
4,843,908	2,372,242	2,156,027	1,565,149	71,777	243,239	858,566

43,029	–	8,695	92,732	2,414	25,671	151,039
–	–	–	–	–	–	–
273,104	–	153,150	274,683	43,562	133,124	304,752
–	–	–	–	–	–	–
12,622	9,182	107,574	5,684	–	–	–
3,178,503	1,288,844	1,485,461	263,763	–	–	–
309,688	155,006	107,049	60,414	–	–	–
990,582	181,710	1,074,927	116,917	–	100	–
206,079	261,395	95,854	301,779	1,200	15,876	94,635
123,077	111,918	61,293	204,316	16,795	36,296	190,803
1,823	1,148	2,273	186	63	–	207

$ 11.33	$ –	$ 12.92	$ 8.88	$ 9.68	$ 9.30	$ 9.39
11.33	7.70	12.92	8.88	9.68	9.30	9.39
11.33	–	12.92	8.88	9.68	9.30	9.39
11.33	7.70	12.92	8.88	9.68	9.30	9.39
6.24	7.42	31.95	8.45	10.72	11.14	11.32
11.33	7.70	12.92	8.88	9.68	9.30	9.39
6.81	7.73	8.72	8.88	9.68	9.30	9.39
11.33	7.70	12.92	8.88	9.68	9.30	9.39
11.33	7.70	12.92	8.88	9.68	9.30	9.39
11.33	7.70	12.92	8.88	9.68	9.30	9.39
11.33	7.70	12.92	8.88	9.68	9.30	9.39

0707-0846947

17

Principal Life Insurance Company Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	LifeTime	LifeTime
	2030	2040
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 6,522,919	$ 4,248,477

Liabilities	–	–
Net assets	$ 6,522,919	$ 4,248,477

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 613,857	$ 363,774
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	2,128,307	607,559
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	834,404	630,834
Variable Universal Life Income	2,907,477	2,641,231
Variable Universal Life Income II	38,874	5,079
Total net assets	$ 6,522,919	$ 4,248,477

Investments in shares of mutual funds, at cost	$ 10,063,098	$ 6,592,631
Shares of mutual fund owned	829,888	535,073
Accumulation units outstanding:
Benefit Variable Universal Life	67,205	39,996
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	233,001	66,799
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	91,347	69,358
Variable Universal Life Income	318,291	290,395
Variable Universal Life Income II	4,256	558

Accumulation unit value:
Benefit Variable Universal Life	$ 9.13	$ 9.10
Benefit Variable Universal Life II	9.13	9.10
Executive Variable Universal Life	9.13	9.10
Executive Variable Universal Life II	9.13	9.10
Flex Variable Life	11.43	11.51
PrinFlex Life®	9.13	9.10
Survivorship Variable Universal Life	9.13	9.10
Variable Universal Life Accumulator	9.13	9.10
Variable Universal Life Accumulator II	9.13	9.10
Variable Universal Life Income	9.13	9.10
Variable Universal Life Income II	9.13	9.10

See accompanying notes.

18 0707-0846947

			MFS VIT		MFS VIT
	MFS VIT	MFS VIT	MidCap	MFS VIT	Research	MFS VIT
LifeTime	Global Equity	Growth	Growth	New Discovery	International	Total Return
2050	Service Class	Service Class	Service Class	Service Class	Service Class	Service Class
Division	Division	Division	Division	Division	Division	Division

$ 3,372,952	$ 283,921	$ 867,125	$ 242,161	$ 1,149,331	$ 2,640	$ –

–	–	–	–	–	–	–
$ 3,372,952	$ 283,921	$ 867,125	$ 242,161	$ 1,149,331	$ 2,640	$ –

$ 389,326	$ 14,471	$ 158,861	$ 52,520	$ 222,421	$ 2,640	$ –
–	–	–	–	–	–	–
600,215	269,450	708,264	189,641	493,541	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
555,949	–	–	–	343,832	–	–
1,811,473	–	–	–	89,537	–	–
15,989	–	–	–	–	–	–
$ 3,372,952	$ 283,921	$ 867,125	$ 242,161	$ 1,149,331	$ 2,640	$ –

$ 5,437,566	$ 376,328	$ 1,151,762	$ 498,238	$ 2,052,965	$ 3,757	$ –
432,430	30,366	56,417	75,675	143,487	299	–

43,161	1,584	16,331	8,434	28,198	434	–
–	–	–	–	–	–	–
66,539	29,502	72,808	30,454	62,570	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
61,634	–	–	–	43,592	–	–
200,820	–	–	–	11,352	–	–
1,772	–	–	–	–	–	–

$ 9.02	$ 9.13	$ 9.73	$ 6.23	$ 7.89	$ 6.08	$ –
9.02	9.13	9.73	–	7.89	6.08	8.15
9.02	9.13	9.73	6.23	7.89	6.08	–
9.02	9.13	9.73	–	7.89	6.08	8.15
11.56	–	–	–	–	–	–
9.02	–	–	–	–	–	–
9.02	–	–	–	–	–	–
9.02	–	–	–	–	–	–
9.02	–	–	–	7.89	–	–
9.02	–	–	–	7.89	–	–
9.02	–	–	–	7.89	–	–

0707-0846947

19

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	MFS VIT	MFS VIT
	Utilities	Value
	Service Class	Service Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 10,266	$ 6,050,427

Liabilities	–	–
Net assets	$ 10,266	$ 6,050,427

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ –	$ 674,812
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	–	5,375,615
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	10,266	–
Total net assets	$ 10,266	$ 6,050,427

Investments in shares of mutual funds, at cost	$ 9,895	$ 8,114,449
Shares of mutual fund owned	570	625,690
Accumulation units outstanding:
Benefit Variable Universal Life	–	61,299
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	–	488,315
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	1,620	–

Accumulation unit value:
Benefit Variable Universal Life	$ –	$ 11.01
Benefit Variable Universal Life II	6.34	11.01
Executive Variable Universal Life	–	11.01
Executive Variable Universal Life II	6.34	11.01
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	6.34	–

See accompanying notes.

20 0707-0846947

						Neuberger
						Berman AMT
MidCap	MidCap	MidCap	MidCap	Money	Mortgage	Guardian
Blend	Growth I	Stock	Value II	Market	Securities	I Class
Division	Division	Division	Division	Division	Division	Division

$ 57,439,881	$ 11,337,074	$ 94	$ 13,902,991	$ 185,704,154	$ 3,019	$ 383,104

–	–	–	–	–	–	–
$ 57,439,881	$ 11,337,074	$ 94	$ 13,902,991	$ 185,704,154	$ 3,019	$ 383,104

$ 947,956	$ 193,992	$ –	$ 801,462	$ 11,276,716	$ –	$ 103,552
–	–	–	–	–	–	–
5,850,875	1,827,069	–	3,633,553	112,514,782	–	279,552
–	–	–	–	–	–	–
9,134,941	29,821	–	65,458	689,308	–	–
30,677,827	4,926,892	–	3,554,123	32,935,330	–	–
2,064,106	567,193	–	647,867	5,196,330	–	–
3,177,467	939,015	–	1,199,059	4,293,296	–	–
3,429,493	1,876,699	–	2,271,686	10,059,264	3,019	–
2,093,302	969,595	–	1,719,988	7,400,184	–	–
63,914	6,798	94	9,795	1,338,944	–	–
$ 57,439,881	$ 11,337,074	$ 94	$ 13,902,991	$ 185,704,154	$ 3,019	$ 383,104

$ 83,317,357	$ 18,564,460	$ 89	$ 25,207,066	$ 185,704,154	$ 3,022	$ 509,256
2,304,047	1,886,368	12	1,764,339	185,704,155	294	30,771

47,341	21,332	–	79,270	743,685	–	11,004
–	–	–	–	–	–	–
292,199	200,915	–	359,385	7,420,725	–	29,708
–	–	–	–	–	–	–
149,386	3,769	–	6,856	32,913	–	–
1,532,081	541,788	–	351,531	2,170,432	–	–
130,185	61,681	–	64,079	387,391	–	–
158,686	103,257	–	118,597	283,123	–	–
171,272	206,373	–	224,686	663,139	299	–
104,542	106,622	–	170,119	488,093	–	–
3,192	748	14	969	88,339	–	–

$ 20.02	$ 9.09	$ –	$ 10.11	$ 15.17	$ 10.11	$ 9.41
20.02	9.09	6.86	10.11	15.17	10.11	9.41
20.02	9.09	–	10.11	15.17	10.11	9.41
20.02	9.09	6.86	10.11	15.17	10.11	9.41
61.15	7.91	–	9.55	20.94	10.10	–
20.02	9.09	–	10.11	15.17	10.11	–
15.86	9.20	–	10.11	13.41	10.11	–
20.02	9.09	–	10.11	15.17	10.11	–
20.02	9.09	–	10.11	15.17	10.11	–
20.02	9.09	–	10.11	15.17	10.11	–
20.02	9.09	6.86	10.11	15.17	10.11	–

0707-0846947

21

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	Neuberger	Neuberger
	Berman AMT	Berman AMT
	Partners	Small Cap Growth
	I Class	S Class
	Divison	Divison
Assets
Investments in shares of mutual funds, at market	$ 1,904,930	$ 141,943

Liabilities	–	–
Net assets	$ 1,904,930	$ 141,943

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 117,560	$ 18,462
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	1,785,465	123,481
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	1,905	–
Total net assets	$ 1,904,930	$ 141,943

Investments in shares of mutual funds, at cost	$ 4,077,475	$ 187,340
Shares of mutual fund owned	267,923	16,999
Accumulation units outstanding:
Benefit Variable Universal Life	19,774	2,903
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	300,323	19,420
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	320	–

Accumulation unit value:
Benefit Variable Universal Life	$ 5.95	$ 6.36
Benefit Variable Universal Life II	5.95	6.36
Executive Variable Universal Life	5.95	6.36
Executive Variable Universal Life II	5.95	6.36
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	5.95	–

See accompanying notes.

22 0707-0846947

	Pioneer
Oppenheimer	Small Cap	Putnam VT	Putnam VT
Main Street	Value	Growth &	International	Putnam VT		SAM
Small Cap	VCT	Income	Equity	Voyager	Real Estate	Balanced
Service Shares	Class II	Class IB	Class IB	Class IB	Securities	Portfolio
Division	Division	Division	Division	Division	Division	Division

$ 711	$ –	$ 163,351	$ 1,777,399	$ 14,849,664	$ 25,965,784	$ 2,917,201

–	–	–	–	–	–	–
$ 711	$ –	$ 163,351	$ 1,777,399	$ 14,849,664	$ 25,965,784	$ 2,917,201

$ –	$ –	$ 148,053	$ 775,573	$ 14,704	$ 2,207,895	$ 8,538
–	–	–	–	–	2,324	–
–	–	15,298	1,001,826	329,139	9,113,096	1,168,086
–	–	–	–	–	–	–
–	–	–	–	9,146	45,023	–
–	–	–	–	13,014,053	6,712,482	35,217
–	–	–	–	671,835	1,819,232	–
–	–	–	–	810,787	1,948,903	46,431
–	–	–	–	–	2,351,936	245,606
–	–	–	–	–	1,752,053	1,215,683
711	–	–	–	–	12,840	197,640
$ 711	$ –	$ 163,351	$ 1,777,399	$ 14,849,664	$ 25,965,784	$ 2,917,201

$ 670	$ –	$ 250,851	$ 3,088,165	$ 25,332,686	$ 47,457,447	$ 3,608,137
67	–	14,242	199,932	743,226	2,967,518	244,117

–	–	18,419	74,554	1,857	98,539	1,112
–	–	–	–	–	104	–
–	–	1,903	96,304	41,565	406,720	152,141
–	–	–	–	–	–	–
–	–	–	–	1,600	2,461	–
–	–	–	–	1,643,483	299,580	4,587
–	–	–	–	102,044	75,437	–
–	–	–	–	102,389	86,980	6,048
–	–	–	–	–	104,968	31,990
–	–	–	–	–	78,195	158,340
102	–	–	–	–	573	25,742

$ 6.99	$ –	$ 8.04	$ 10.40	$ 7.92	$ 22.41	$ 7.68
6.99	6.90	–	–	–	22.41	7.68
6.99	–	8.04	10.40	7.92	22.41	7.68
6.99	6.90	–	–	–	22.41	7.68
–	–	–	–	5.72	18.30	11.12
–	–	–	–	7.92	22.41	7.68
–	–	–	–	6.58	24.12	7.68
–	–	–	–	7.92	22.41	7.68
–	–	–	–	–	22.41	7.68
–	–	–	–	–	22.41	7.68
6.99	–	–	–	–	22.41	7.68

0707-0846947

23

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	SAM	SAM
	Conservative	Conservative
	Balanced	Growth
	Portfolio	Portfolio
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,400,341	$ 6,027,117

Liabilities	–	–
Net assets	$ 1,400,341	$ 6,027,117

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 14,055	$ 67,822
Benefit Variable Universal Life II	133	–
Executive Variable Universal Life	763,805	594,041
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	138,011
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	1,648	–
Variable Universal Life Accumulator II	293,474	396,350
Variable Universal Life Income	304,268	3,103,893
Variable Universal Life Income II	22,958	1,727,000
Total net assets	$ 1,400,341	$ 6,027,117

Investments in shares of mutual funds, at cost	$ 1,693,859	$ 7,890,889
Shares of mutual fund owned	147,560	488,421
Accumulation units outstanding:
Benefit Variable Universal Life	1,677	9,749
Benefit Variable Universal Life II	16	–
Executive Variable Universal Life	91,149	85,387
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	19,838
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	197	–
Variable Universal Life Accumulator II	35,022	56,971
Variable Universal Life Income	36,310	446,151
Variable Universal Life Income II	2,740	248,238

Accumulation unit value:
Benefit Variable Universal Life	$ 8.38	$ 6.96
Benefit Variable Universal Life II	8.38	6.96
Executive Variable Universal Life	8.38	6.96
Executive Variable Universal Life II	8.38	6.96
Flex Variable Life	10.86	11.37
PrinFlex Life®	8.38	6.96
Survivorship Variable Universal Life	8.38	6.96
Variable Universal Life Accumulator	8.38	6.96
Variable Universal Life Accumulator II	8.38	6.96
Variable Universal Life Income	8.38	6.96
Variable Universal Life Income II	8.38	6.96

See accompanying notes.

24 0707-0846947

SAM	SAM
Flexible	Strategic
Income	Growth	Short Term	Short-Term	SmallCap	SmallCap	SmallCap
Portfolio	Portfolio	Bond	Income	Blend	Growth II	Value I
Division	Division	Division	Division	Division	Division	Division

$ 900,163	$ 4,863,036	$ 3,643,341	$ 17,011	$ 16,092,931	$ 13,739,115	$ 22,658,822

–	–	–	–	–	–	–
$ 900,163	$ 4,863,036	$ 3,643,341	$ 17,011	$ 16,092,931	$ 13,739,115	$ 22,658,822

$ 1,213	$ 288,610	$ 220,222	$ –	$ 205,429	$ 405,550	$ 1,417,972
–	–	–	–	–	–	–
238,026	1,144,990	1,441,483	–	984,772	3,029,714	6,941,401
–	–	–	–	–	–	–
–	–	176,103	–	82,263	22,726	233,261
26,120	232,360	652,567	4,326	5,519,462	7,726,656	8,535,232
–	–	94,946	4,029	407,092	569,388	921,611
–	570	302,977	–	7,752,430	600,642	1,684,591
84,409	721,000	445,059	3,806	651,164	871,884	1,700,513
523,944	2,313,283	303,942	4,850	490,319	497,019	1,211,214
26,451	162,223	6,042	–	–	15,536	13,027
$ 900,163	$ 4,863,036	$ 3,643,341	$ 17,011	$ 16,092,931	$ 13,739,115	$ 22,658,822

$ 996,092	$ 7,162,390	$ 4,180,016	$ 17,044	$ 25,195,551	$ 21,062,491	$ 35,430,939
85,082	396,013	422,661	7,059	2,904,861	2,056,754	2,382,631

136	44,366	22,376	–	21,385	54,740	79,360
–	–	–	–	–	–	–
26,774	176,011	146,467	–	102,520	408,924	388,490
–	–	–	–	–	–	–
–	–	18,666	–	9,906	4,997	19,067
2,938	35,719	66,306	433	574,605	1,042,891	477,693
–	–	9,647	403	40,735	97,080	48,123
–	88	30,785	–	807,069	81,072	94,282
9,495	110,834	45,222	381	67,790	117,680	95,173
58,936	355,605	30,883	485	51,045	67,084	67,788
2,975	24,937	614	–	–	2,097	729

$ 8.89	$ 6.51	$ 9.84	$ 10.00	$ 9.61	$ 7.41	$ 17.87
8.89	6.51	9.84	10.00	–	7.41	17.87
8.89	6.51	9.84	10.00	9.61	7.41	17.87
8.89	6.51	9.84	10.00	–	7.41	17.87
10.72	11.53	9.43	9.99	8.30	4.55	12.23
8.89	6.51	9.84	10.00	9.61	7.41	17.87
8.89	6.51	9.84	10.00	9.99	5.87	19.15
8.89	6.51	9.84	10.00	9.61	7.41	17.87
8.89	6.51	9.84	10.00	9.61	7.41	17.87
8.89	6.51	9.84	10.00	9.61	7.41	17.87
8.89	6.51	9.84	10.00	–	7.41	17.87

0707-0846947

25

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	Summit	Summit
	EAFE	Russell 2000
	International	Small Cap
	Index	Index
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ –	$ 765,500

Liabilities	–	–
Net assets	$ –	$ 765,500

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ –	$ 129,589
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	–	533,098
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	17,375
Variable Universal Life Income	–	76,803
Variable Universal Life Income II	–	8,635
Total net assets	$ –	$ 765,500

Investments in shares of mutual funds, at cost	$ –	$ 1,079,314
Shares of mutual fund owned	–	18,887
Accumulation units outstanding:
Benefit Variable Universal Life	–	17,122
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	–	70,434
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	2,296
Variable Universal Life Income	–	10,147
Variable Universal Life Income II	–	1,141

Accumulation unit value:
Benefit Variable Universal Life	$ –	$ 7.57
Benefit Variable Universal Life II	6.53	7.57
Executive Variable Universal Life	–	7.57
Executive Variable Universal Life II	6.53	7.57
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	7.57
Variable Universal Life Income	–	7.57
Variable Universal Life Income II	–	7.57

See accompanying notes.

26 0707-0846947

Summit		Templeton	Templeton	Templeton	Van Eck
S&P	T. Rowe Price	Developing Markets	Foreign	Global Income	Worldwide	Vanguard
MidCap	Equity	Securities	Securities	Securities	Hard Assets	VIF
400 Index	Income II	Class 2	Class 2	Class 2	Initial Class	Balanced
Division	Division	Division	Division	Division	Division	Division

$ 81,965	$ 674,723	$1,358,586	$278,958	$ 134,827	$ 226,021	$ 22,453,884

–	–	–	–	–	–	–
$ 81,965	$ 674,723	$1,358,586	278,958	$ 134,827	$ 226,021	$ 22,453,884

$ –	$ 47,249	$174,194	$5,264	$ –	$ 14,482	$ 6,210,816
–	–	–	–	–	–	–
–	627,474	1,184,392	273,694	134,827	211,539	16,243,068
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
9,009	–	–	–	–	–	–
71,072	–	–	–	–	–	–
1,884	–	–	–	–	–	–
$ 81,965	$ 674,723	$1,358,586	$278,958	$ 134,827	$ 226,021	$ 22,453,884

$ 107,081	$ 872,065	$2,637,614	$393,833	$ 134,338	$ 322,521	$ 28,152,894
2,016	47,150	224,932	25,926	7,885	12,054	1,512,046

–	6,038	20,955	819	–	2,565	493,657
–	–	–	–	–	–	–
–	80,192	142,479	42,563	13,530	37,468	1,291,045
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
1,413	–	–	–	–	–	–
11,147	–	–	–	–	–	–
295	–	–	–	–	–	–

$ –	$ 7.82	$8.31	$6.43	$ 9.97	$ 5.65	$ 12.58
–	–	8.31	6.43	9.97	5.65	–
–	7.82	8.31	6.43	9.97	5.65	12.58
–	–	8.31	6.43	9.97	5.65	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
6.38	–	–	–	–	–	–
6.38	–	–	–	–	–	–
6.38	–	–	–	–	–	–

0707-0846947

27

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2008

Vanguard
	Vanguard	VIF
	VIF Equity	Mid-Cap
	Index	Index
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 29,861,380	$ 7,586,688

Liabilities	–	–
Net assets	$ 29,861,380	$ 7,586,688

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 3,062,668	$ 1,820,029
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	26,798,712	5,766,659
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 29,861,380	$ 7,586,688

Investments in shares of mutual funds, at cost	$ 42,843,453	$ 13,389,237
Shares of mutual fund owned	1,695,706	822,851
Accumulation units outstanding:
Benefit Variable Universal Life	332,222	177,886
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	2,905,133	563,637
Executive Variable Universal Life II	–	–
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 9.22	$ 10.23
Benefit Variable Universal Life II	–	10.23
Executive Variable Universal Life	9.22	10.23
Executive Variable Universal Life II	–	10.23
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

28 0707-0846947

		Wells Fargo
Wells Fargo	Wells Fargo	Advantage VT
Advantage VT	Advantage VT	Large
Asset	Equity	Company
Allocation	Income	Growth
Division	Division	Division

$ 1,031,839	$ 466,243	$ 647,435

–	–	–
$ 1,031,839	$ 466,243	$ 647,435

$ 6,692	$ 1,200	$ 8,320
–	–	–
244,541	–	356,710
–	–	–
5,926	349	–
228,541	111,159	80,368
49,093	85,169	16,503
162,280	28,009	16,057
110,845	65,848	121,389
223,921	174,509	48,088
–	–	–
$ 1,031,839	$ 466,243	$ 647,435

$ 1,447,414	$ 738,003	$ 945,154
110,831	47,191	103,095

625	132	1,161
–	–	–
22,852	–	49,770
–	–	–
582	41	–
21,362	12,268	11,213
4,589	9,400	2,303
15,172	3,091	2,240
10,361	7,267	16,937
20,931	19,260	6,709
–	–	–

$ 10.70	$ 9.06	$ 7.17
–	–	–
10.70	9.06	7.17
–	–	–
10.18	8.62	6.82
10.70	9.06	7.17
10.70	9.06	7.17
10.70	9.06	7.17
10.70	9.06	7.17
10.70	9.06	7.17
–	–	–

0707-0846947

29

Principal Life Insurance Company Variable Life Separate Account Statements of Operations Year Ended December 31, 2008

	AIM V.I.	AIM V.I.
	Capital	Capital
	Appreciation	Appreciation
	Series I	Series II
	Division	Division
Investment income (loss)
Income:
Dividends	$ –	$ –

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	–	–

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(222,268)	(11,952)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(222,268)	(11,952)

Change in net unrealized appreciation or depreciation of
investments	(1,074,730)	(243,483)
Net increase (decrease) in net assets resulting from operations	$ (1,296,998)	$ (255,435)

See accompanying notes.

30 0707-0846947

			AIM V.I.	AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	AIM V.I.	Global	International	Mid Cap	Small Cap
Core Equity	Core Equity	Dynamics	Health Care	Growth	Core Equity	Equity
Series I	Series II	Series I	Series I	Series I	Series II	Series I
Division	Division	Division	Division	Division	Division	Division

$ 172,109	$ 87,070	$ –	$ –	$ 33,546	$ 785	$ –

525	–	24	214	–	–	26
171,584	87,070	(24)	(214)	33,546	785	(26)

(361,592)	(58,943)	(177,177)	(85,314)	(275,730)	(203)	(217,246)
–	–	–	1,365,771	81,118	6,947	14,550
(361,592)	(58,943)	(177,177)	1,280,457	(194,612)	6,744	(202,696)

(2,545,748)	(1,524,052)	(760,542)	(3,359,340)	(3,093,176)	(22,559)	(1,022,258)
$ (2,735,756)	$ (1,495,925)	$ (937,743)	$ (2,079,097)	$ (3,254,242)	$ (15,030)	$ (1,224,980)

0707-0846947

31

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	AIM V.I.	AllianceBernstein
	Technology	Global
	Series I	Technology
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$ –	$ –

Expenses:
Mortality and expense risks	214	–
Net investment income (loss)	(214)	–

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(139,359)	1
Capital gains distributions	–	–
Total realized gains (losses) on investments	(139,359)	1

Change in net unrealized appreciation or depreciation of
investments	(1,468,349)	–
Net increase (decrease) in net assets resulting from operations	$ (1,607,922)	$ 1

(1)	Commenced operations November 24, 2008.
(2)	Commenced operations May 19, 2008.
(3)	Commenced operations July 21, 2008.

See accompanying notes.

32 0707-0846947

				American		American
AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	Century VP	American	Century VP II
International	International	Small Cap	Small/Mid Cap	Income &	Century VP I	Income &
Growth	Value	Growth	Value	Growth	Ultra	Growth
Division (1)	Division (2)	Division (3)	Division (3)	Division	Division	Division

$ –	$ –	$ –	$ –	$ 66,405	$ –	$ 21,764

–	–	–	–	130	100	–
–	–	–	–	66,275	(100)	21,764

1	(359)	(6)	(2)	(94,218)	(275,426)	(66,015)
–	–	–	–	397,821	348,037	150,464
1	(359)	(6)	(2)	303,603	72,611	84,449

–	(73,741)	(36)	(1)	(1,750,616)	(1,228,766)	(673,640)
$ 1	$ (74,100)	$ (42)	$ (3)	$ (1,380,738)	$ (1,156,255)	$ (567,427)

0707-0846947

33

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	American	American
	Century VP II	Century VP II
	International	MidCap Value
	Division	Division
Investment income (loss)
Income:
Dividends	$ 4,196	$ 245

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	4,196	245

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	30,290	(10,602)
Capital gains distributions	61,876	–
Total realized gains (losses) on investments	92,166	(10,602)

Change in net unrealized appreciation or depreciation of
investments	(447,433)	(97,516)
Net increase (decrease) in net assets resulting from operations	$ (351,071)	$ (107,873)

(1)	Represented the operations of Bond Division until May 19, 2008 name change.
(2)	Commenced operations July 21, 2008.

See accompanying notes.

34 0707-0846947

						Calvert
						Variable
American	American	American			Bond &	Series Income
Century VP II	Century VP II	Century VP II	Asset		Mortgage	Port. Initial
Ultra	Value	Vista	Allocation	Balanced	Securities	Shares
Division	Division	Division	Division	Division	Division (1)	Division (2)

$ –	$ 225,646	$ –	$ 504,342	$ 574,941	$ 2,900,556	$ 184

–	72	–	839	18,854	16,030	–
–	225,574	–	503,503	556,087	2,884,526	184

(48,507)	(1,097,215)	(15,046)	(315,716)	(206,674)	(2,331,520)	(2)
296,249	1,280,126	3,224	1,373,965	674,849	–	–
247,742	182,911	(11,822)	1,058,249	468,175	(2,331,520)	(2)

(1,327,431)	(3,209,923)	(139,356)	(6,154,146)	(6,667,710)	(9,066,413)	(142)
$ (1,079,689)	$ (2,801,438)	$ (151,178)	$ (4,592,394)	$ (5,643,448)	$ (8,513,407)	$ 40

0707-0846947

35

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

		Dreyfus IP
	Diversified	Core Value
	International	Service Shares
	Division	Division
Investment income (loss)
Income:
Dividends	$ 1,671,158	$ 12,107

Expenses:
Mortality and expense risks	1,019	–
Net investment income (loss)	1,670,139	12,107

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(2,421,536)	(74,131)
Capital gains distributions	22,050,008	71,804
Total realized gains (losses) on investments	19,628,472	(2,327)

Change in net unrealized appreciation or depreciation of
investments	(76,599,967)	(280,171)
Net increase (decrease) in net assets resulting from operations	$ (55,301,356)	$ (270,391)

(1)	Commenced operations May 19, 2008.
(2)	Represented the operations of Equity Income I Division until May 19, 2008 name change.

See accompanying notes.

36 0707-0846947

Dreyfus
Socially		Dreyfus VIF
Responsible	Dreyfus VIF	Developing	Dreyfus VIF	DWS Dreman		Fidelity VIP
Growth	Appreciation	Leaders	Quality Bond	Small Mid Cap	Equity	Equity-Income
Service Shares	Service Shares	Service Shares	Service Shares	Value Class B	Income	Initial Class
Division	Division	Division	Division	Division (1)	Division (2)	Division

$ 215	$ 19,389	$ 15,765	$ 42,673	$ –	$ 174,552	$ 683,721

–	–	–	–	–	303	1,079
215	19,389	15,765	42,673	–	174,249	682,642

(2,609)	5,021	(525,199)	(3,775)	(3,318)	(314,043)	(3,118,902)
–	84,117	152,882	–	–	521,779	32,869
(2,609)	89,138	(372,317)	(3,775)	(3,318)	207,736	(3,086,033)

(19,728)	(521,751)	(964,347)	(77,417)	(93,190)	(3,205,648)	(13,114,696)
$ (22,122)	$ (413,224)	$ (1,320,899)	$ (38,519)	$ (96,508)	$ (2,823,663)	$ (15,518,087)

0707-0846947

37

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$ 407,980	$ 60,002

Expenses:
Mortality and expense risks	–	138
Net investment income (loss)	407,980	59,864

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,765,981)	(143,352)
Capital gains distributions	15,370	–
Total realized gains (losses) on investments	(1,750,611)	(143,352)

Change in net unrealized appreciation or depreciation of
investments	(7,071,859)	(5,766,369)
Net increase (decrease) in net assets resulting from operations	$ (8,414,490)	$ (5,849,857)

See accompanying notes.

38 0707-0846947

	Fidelity VIP	Fidelity VIP II		Fidelity VIP II	Fidelity VIP III	Franklin
Fidelity VIP	High Income	Asset Manager	Fidelity VIP II	Contrafund	Mid Cap	Income
High Income	Service	Service	Contrafund	Service	Service	Securities
Initial Class	Class 2	Class 2	Initial Class	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 409,289	$ 651,618	$ 68,875	$ 699,655	$ 360,263	$ 54,739	$ 456,007

133	–	–	2,757	–	–	–
409,156	651,618	68,875	696,898	360,263	54,739	456,007

(639,048)	(265,246)	(120,722)	(3,434,083)	(2,615,345)	(1,244,944)	(300,900)
–	–	219,741	2,222,105	988,387	3,609,204	190,940
(639,048)	(265,246)	99,019	(1,211,978)	(1,626,958)	2,364,260	(109,960)

(1,039,584)	(2,178,605)	(1,008,412)	(37,870,835)	(19,495,922)	(13,124,767)	(3,263,283)
$ (1,269,476)	$ (1,792,233)	$ (840,518)	$ (38,385,915)	$ (20,762,617)	$ (10,705,768)	$ (2,917,236)

0707-0846947

39

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2008

	Franklin
	Mutual	Franklin
	Discovery	Mutual
	Securities	Shares
	Class 2	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$ 198,904	$ 202,747

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	198,904	202,747

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(215,089)	(311,673)
Capital gains distributions	372,637	288,375
Total realized gains (losses) on investments	157,548	(23,298)

Change in net unrealized appreciation or depreciation of
investments	(3,100,317)	(3,036,536)
Net increase (decrease) in net assets resulting from operations	$ (2,743,865)	$ (2,857,087)

(1) Commenced operations May 19, 2008.

See accompanying notes.

40 0707-0846947

Franklin	Franklin		Goldman Sachs
Rising	Small Cap	Franklin	Structured	Government
Dividends	Value	Strategic Income	Small Cap	& High	International
Securities	Securities	Securities	Equity Service	Quality	Emerging	International
Class 2	Class 2	Class 2	Class I	Bond	Markets	SmallCap
Division	Division	Division (1)	Division	Division	Division	Division

$ 34,271	$ 59,043	$ –	$ 3,142	$ 1,742,620	$ 258,941	$ 1,019,756

–	–	–	–	1,894	2,528	864
34,271	59,043	–	3,142	1,740,726	256,413	1,018,892

(113,931)	(223,688)	(232)	(79,413)	(481,899)	(1,065,990)	(4,137,599)
14,793	408,923	–	793	–	8,019,537	10,084,256
(99,138)	185,235	(232)	(78,620)	(481,899)	6,953,547	5,946,657

(563,986)	(2,201,737)	(19,637)	(92,920)	(1,940,789)	(24,124,075)	(38,750,243)
$ (628,853)	$ (1,957,459)	$ (19,869)	$ (168,398)	$ (681,962)	$ (16,914,115)	$ (31,784,694)

0707-0846947

41

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	Janus	Janus
	Aspen	Aspen
	Balanced	Flexible Bond
	Service Shares	Service Shares
	Division	Division
Investment income (loss)
Income:
Dividends	$ 31,130	$ 276,998

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	31,130	276,998

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(214,960)	(62,382)
Capital gains distributions	95,244	–
Total realized gains (losses) on investments	(119,716)	(62,382)

Change in net unrealized appreciation or depreciation of
investments	(174,273)	116,771
Net increase (decrease) in net assets resulting from operations	$ (262,859)	$ 331,387

(1) Commenced operations July 21, 2008.

See accompanying notes.

42 0707-0846947

	Janus	Janus	Janus	Janus		JP Morgan
Janus	Aspen	Aspen	Aspen	Aspen	JP Morgan	Small
Aspen	Fundamental	International	Mid Cap	Worldwide	Bond	Company
Forty	Equity	Growth	Growth	Growth	Portfolio	Portfolio
Service Shares	Service Shares	Service Shares	Service Shares	Service Shares	Series Trust II	Series Trust II
Division (1)	Division	Division	Division	Division	Division	Division

$ –	$ 115,107	$ 118,976	$ 4,852	$ 8,055	$ 239,172	$ 4,906

–	–	–	122	–	–	–
–	115,107	118,976	4,730	8,055	239,172	4,906

(1)	(123,068)	(269,886)	(748,956)	(11,638)	(216,267)	(227,758)
–	587,240	637,722	409,296	–	–	276,030
(1)	464,172	367,836	(339,660)	(11,638)	(216,267)	48,272

(4)	(1,712,825)	(3,249,037)	(3,457,161)	(415,509)	(492,691)	(977,162)
$ (5)	$ (1,133,546)	$ (2,762,225)	$ (3,792,091)	$ (419,092)	$ (469,786)	$ (923,984)

0707-0846947

43

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	LargeCap	LargeCap
	Blend II	Growth
	Division (1)	Division (2)
Investment income (loss)
Income:
Dividends	$ 157,612	$ 131,917

Expenses:
Mortality and expense risks	462	164
Net investment income (loss)	157,150	131,753

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,115,975)	(229,246)
Capital gains distributions	4,901,673	–
Total realized gains (losses) on investments	3,785,698	(229,246)

Change in net unrealized appreciation or depreciation of
investments	(8,768,772)	(13,447,438)
Net increase (decrease) in net assets resulting from operations	$ (4,825,924)	$ (13,544,931)

(1)	Represented the operations of LargeCap Blend Division until May 19, 2008 name change.
(2)	Represented the operations of Growth Division until May 19, 2008 name change.
(3)	Represented the operations of Equity Growth Division until May 19, 2008 name change.
(4)	Represented the operations of LargeCap Stock Index Division until May 19, 2008 name change.
(5)	Represented the operations of Capital Value Division until May 19, 2008 name change.
(6)	Represented the operations of LargeCap Value Division until May 19, 2008 name change.

See accompanying notes.

44 0707-0846947

				LifeTime
LargeCap	LargeCap	LargeCap	LargeCap	Strategic	LifeTime	LifeTime
Growth I	S&P 500 Index	Value	Value III	Income	2010	2020
Division (3)	Division (4)	Division (5)	Division (6)	Division	Division	Division

$ 137,953	$ 823,771	$ 1,280,371	$ 398,090	$ 20,410	$ 78,561	$ 289,531

786	2,162	35,495	522	–	–	–
137,167	821,609	1,244,876	397,568	20,410	78,561	289,531

(1,063,581)	(492,634)	(1,376,113)	(1,437,459)	(16,516)	(150,309)	(332,932)
–	855,836	7,562,784	767,277	16,302	127,130	564,605
(1,063,581)	363,202	6,186,671	(670,182)	(214)	(23,179)	231,673

(38,466,530)	(13,124,890)	(30,516,771)	(8,230,412)	(169,589)	(787,847)	(3,468,165)
$ (39,392,944)	$ (11,940,079)	$ (23,085,224)	$ (8,503,026)	$ (149,393)	$ (732,465)	$ (2,946,961)

0707-0846947

45

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	LifeTime	LifeTime
	2030	2040
	Division	Division
Investment income (loss)
Income:
Dividends	$ 292,932	$ 197,365

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	292,932	197,365

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(273,478)	(284,306)
Capital gains distributions	626,475	443,909
Total realized gains (losses) on investments	352,997	159,603

Change in net unrealized appreciation or depreciation of
investments	(3,930,984)	(2,605,841)
Net increase (decrease) in net assets resulting from operations	$ (3,285,055)	$ (2,248,873)

(1)	Represented the operations of MFS VIT Emerging Growth Service Class Division until May 19, 2008 name change.
(2)	Commenced operations November 24, 2008.

See accompanying notes.

46 0707-0846947

			MFS VIT		MFS VIT
	MFS VIT	MFS VIT	MidCap	MFS VIT	Research	MFS VIT
LifeTime	Global Equity	Growth	Growth	New Discovery	International	Total Return
2050	Service Class	Service Class	Service Class	Service Class	Service Class	Service Class
Division	Division	Division (1)	Division	Division	Division	Division (2)

$ 156,867	$ 1,778	$ –	$ –	$ –	$ 12	$ –

–	–	–	–	–	–	–
156,867	1,778	–	–	–	12	–

(168,616)	(15,042)	(18,825)	(52,396)	(139,559)	(37)	–
370,299	18,388	–	63,575	322,009	103	–
201,683	3,346	(18,825)	11,179	182,450	66	–

(2,247,624)	(95,307)	(391,961)	(294,179)	(896,293)	(1,199)	–
$ (1,889,074)	$ (90,183)	$ (410,786)	$ (283,000)	$ (713,843)	$ (1,121)	$ –

0707-0846947

47

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	MFS VIT	MFS VIT
	Utilities	Value
	Service Class	Service Class
	Division (1)	Division
Investment income (loss)
Income:
Dividends	$ –	$ 38,353

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	–	38,353

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	–	(111,469)
Capital gains distributions	–	156,835
Total realized gains (losses) on investments	–	45,366

Change in net unrealized appreciation or depreciation of
investments	371	(2,237,415)
Net increase (decrease) in net assets resulting from operations	$ 371	$ (2,153,696)

(1)	Commenced operations July 21, 2008.
(2)	Represented the operations of MidCap Division until May 19, 2008 name change.
(3)	Represented the operations of MidCap Growth Division until May 19, 2008 name change.
(4)	Represented the operations of MidCap Value Division until May 19, 2008 name change.
(5)	Commenced operations November 24, 2008.

See accompanying notes.

48 0707-0846947

							Neuberger
							Berman AMT
MidCap	MidCap	MidCap		MidCap	Money	Mortgage	Guardian
Blend	Growth I	Stock		Value II	Market	Securities	I Class
Division (2)	Division (3)	Division (1)		Division (4)	Division	Division (5)	Division

$ 490,386	$ 14,006	$ –		$ 185,671	$ 3,324,526	$ –	$ 2,030

96,806	324		–	719	3,601	–	–
393,580	13,682		–	184,952	3,320,925	–	2,030

(2,114,318)	(1,006,465)		3	(2,222,160)	4	–	(16,234)
9,029,303	2,405,729		–	1,781,472	–	–	13,915
6,914,985	1,399,264		3	(440,688)	4	–	(2,319)

(37,525,546)	(9,468,004)		5	(10,902,591)	–	(3)	(176,311)
$(30,216,981)	$ (8,055,058)	$ 8		$ (11,158,327)	$ 3,320,929	$ (3)	$ (176,600)

0707-0846947

49

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	Neuberger	Neuberger
	Berman AMT	Berman AMT
	Partners	Small Cap Growth
	I Class	S Class
	Divison	Divison (1)
Investment income (loss)
Income:
Dividends	$ 16,022	$ –

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	16,022	–

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(176,234)	(5,949)
Capital gains distributions	505,538	3,590
Total realized gains (losses) on investments	329,304	(2,359)

Change in net unrealized appreciation or depreciation of
investments	(2,100,253)	(41,364)
Net increase (decrease) in net assets resulting from operations	$ (1,754,927)	$ (43,723)

(1)	Represented the operations of Neuberger Berman AMT Fasciano S Class Division until November 24, 2008 name change.
(2)	Commenced operations May 19, 2008.
(3)	Commenced operations November 24, 2008.

See accompanying notes.

50 0707-0846947

	Pioneer
Oppenheimer	Small Cap		Putnam VT	Putnam VT
Main Street	Value		Growth &	International	Putnam VT		SAM
Small Cap	VCT		Income	Equity	Voyager	Real Estate	Balanced
Service Shares	Class II		Class IB	Class IB	Class IB	Securities	Portfolio
Division (2)	Division (3)		Division	Division	Division	Division	Division

$ –	$ –		$ 4,339	$ 52,637	$ –	$ 841,236	$ 58,774

–		–	–	–	89	511	–
–		–	4,339	52,637	(89)	840,725	58,774

(3)		–	(79,801)	(201,708)	(818,969)	(4,848,155)	(128,494)
–		–	37,307	404,420	–	12,255,050	182,604
(3)		–	(42,494)	202,712	(818,969)	7,406,895	54,110

41		1	(51,559)	(1,723,301)	(8,368,581)	(21,030,035)	(698,354)
$ 38	$ 1		$ (89,714)	$ (1,467,952)	$ (9,187,639)	$ (12,782,415)	$ (585,470)

0707-0846947

51

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	SAM	SAM
	Conservative	Conservative
	Balanced	Growth
	Portfolio	Portfolio
	Division	Division
Investment income (loss)
Income:
Dividends	$ 33,551	$ 112,621

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	33,551	112,621

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(19,684)	(69,367)
Capital gains distributions	59,971	299,419
Total realized gains (losses) on investments	40,287	230,052

Change in net unrealized appreciation or depreciation of
investments	(293,460)	(1,841,444)
Net increase (decrease) in net assets resulting from operations	$ (219,622)	$ (1,498,771)

(1)	Commenced operations November 24, 2008.
(2)	Represented the operations of SmallCap Division until May 19, 2008 name change.
(3)	Represented the operations of SmallCap Growth Division until May 19, 2008 name change.
(4)	Represented the operations of SmallCap Value Division until May 19, 2008 name change.

See accompanying notes.

52 0707-0846947

SAM	SAM
Flexible	Strategic
Income	Growth	Short Term	Short-Term	SmallCap	SmallCap	SmallCap
Portfolio	Portfolio	Bond	Income	Blend	Growth II	Value I
Division	Division	Division	Division (1)	Division (2)	Division (3)	Division (4)

$ 19,439	$ 127,308	$ 183,986	$ –	$ 99,869	$ –	$ 293,741

–	–	948	–	814	341	1,648
19,439	127,308	183,038	–	99,055	(341)	292,093

(8,422)	(94,831)	(116,649)	–	(736,490)	(693,425)	(2,566,755)
25,888	553,714	–	–	2,722,810	–	3,544,729
17,466	458,883	(116,649)	–	1,986,320	(693,425)	977,974

(96,561)	(2,293,513)	(558,716)	(33)	(11,850,554)	(8,771,217)	(12,345,715)
$ (59,656)	$ (1,707,322)	$ (492,327)	$ (33)	$ (9,765,179)	$ (9,464,983)	$ (11,075,648)

0707-0846947

53

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	Summit		Summit
	EAFE		Russell 2000
	International		Small Cap
	Index		Index
	Division (1)		Division
Investment income (loss)
Income:
Dividends	$ –		$ 9,964

Expenses:
Mortality and expense risks		–	–
Net investment income (loss)		–	9,964

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares		1	(109,118)
Capital gains distributions		–	46,342
Total realized gains (losses) on investments		1	(62,776)

Change in net unrealized appreciation or depreciation of
investments		–	(269,094)
Net increase (decrease) in net assets resulting from operations	$ 1		$ (321,906)

(1)	Commenced operations November 24, 2008.
(2)	Commenced operations May 19, 2008.

See accompanying notes.

54 0707-0846947

Summit		Templeton	Templeton	Templeton	Van Eck
S&P	T. Rowe Price	Developing	Foreign	Global Income	Worldwide
MidCap	Equity	Markets	Securities	Securities	Hard Assets
400 Index	Income II	Securities Class 2	Class 2	Class 2	Initial Class
Division	Division	Division	Division	Division (2)	Division (2)

$ 609	$ 11,138	$ 48,733	$ 3,640	$ 3,742	$ –

–	–	–	–	–	–
609	11,138	48,733	3,640	3,742	–

(25,222)	(24,430)	(159,926)	(9,042)	(171)	(7,386)
1,212	995	365,289	14,896	–	–
(24,010)	(23,435)	205,363	5,854	(171)	(7,386)

(25,116)	(197,804)	(1,559,851)	(115,010)	489	(96,500)
$ (48,517)	$ (210,101)	$ (1,305,755)	$ (105,516)	$ 4,060	$ (103,886)

0707-0846947

55

Principal Life Insurance Company Variable Life Separate Account Statements of Operations (continued)

Year Ended December 31, 2008

	Vanguard	Vanguard
	VIF	VIF Equity
	Balanced	Index
	Division	Division
Investment income (loss)
Income:
Dividends	$ 706,967	$ 476,341

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	706,967	476,341

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(533,867)	(1,002,615)
Capital gains distributions	961,034	811,543
Total realized gains (losses) on investments	427,167	(191,072)

Change in net unrealized appreciation or depreciation of
investments	(6,936,374)	(13,957,170)
Net increase (decrease) in net assets resulting from operations	$ (5,802,240)	$ (13,671,901)

See accompanying notes.

56 0707-0846947

			Wells Fargo
Vanguard	Wells Fargo	Wells Fargo	Advantage VT
VIF	Advantage VT	Advantage VT	Large
Mid-Cap	Asset	Equity	Company
Index	Allocation	Income	Growth
Division	Division	Division	Division

$ 146,608	$ 36,711	$ 11,098	$ 2,316

–	53	2	–
146,608	36,658	11,096	2,316

(767,249)	(140,151)	(46,894)	(10,381)
1,290,150	130,548	89,294	–
522,901	(9,603)	42,400	(10,381)

(5,962,976)	(544,510)	(304,853)	(386,325)
$ (5,293,467)	$ (517,455)	$ (251,357)	$ (394,390)

0707-0846947

57

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007

	AIM V.I.
	Capital
	Appreciation
	Series I
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ –
Total realized gains (losses) on investments	(222,268)	69,802
Change in net unrealized appreciation or depreciation of investments	(1,074,730)	253,026
Net increase (decrease) in net assets resulting from operations	(1,296,998)	322,828

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,397,669	1,259,191
Contract terminations and surrenders	(457,963)	(358,869)
Death benefit payments	(8,246)	(486)
Policy loan transfers	(15,898)	(17,602)
Transfers to other contracts	(503,174)	(1,020,706)
Cost of insurance and administration charges	(106,158)	(108,028)
Mortality and expenses charges	(13,438)	(18,072)
Surrender charges	(9,191)	(9,650)
Increase (decrease) in net assets from policy related transactions	283,601	(274,222)
Total increase (decrease)	(1,013,397)	48,606

Net assets at beginning of period	2,977,214	2,928,608
Net assets at end of period	$ 1,963,817	$ 2,977,214

See accompanying notes.

58 0707-0846947

AIM V.I.
Capital	AIM V.I.	AIM V.I.
Appreciation	Core Equity	Core Equity
Series II	Series I	Series II
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ –	$ –	$ 171,584	$ 96,414	$ 87,070	$ 41,314
(11,952)	4,892	(361,592)	191,297	(58,943)	47,199
(243,483)	46,503	(2,545,748)	285,657	(1,524,052)	173,012
(255,435)	51,395	(2,735,756)	573,368	(1,495,925)	261,525

238,575	215,852	3,596,881	3,467,409	1,735,087	1,993,616
(7,407)	(53,953)	(1,682,115)	(545,771)	(112,620)	(168,685)
–	(1,894)	(1,291)	(17,567)	(105)	(1,860)
(12,180)	370	(39,132)	(41,848)	(48,383)	(39,117)
(41,551)	(36,391)	(1,359,170)	(1,444,398)	(466,049)	(400,912)
(65,754)	(55,905)	(394,116)	(381,217)	(401,814)	(344,096)
(4,771)	(4,659)	(48,496)	(63,023)	(25,875)	(24,450)
(6,217)	(8,266)	(82,171)	(39,815)	(86,667)	(30,987)
100,695	55,154	(9,610)	933,770	593,574	983,509
(154,740)	106,549	(2,745,366)	1,507,138	(902,351)	1,245,034

527,486	420,937	8,760,541	7,253,403	4,410,238	3,165,204
$ 372,746	$ 527,486	$ 6,015,175	$ 8,760,541	$ 3,507,887	$ 4,410,238
0707-0846947

59

Principal Life Insurance Company Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

AIM V.I.
Dynamics
Series I
Division

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (24)	$ (6)
Total realized gains (losses) on investments	(177,177)	104,786
Change in net unrealized appreciation or depreciation of investments	(760,542)	29,683
Net increase (decrease) in net assets resulting from operations	(937,743)	134,463

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,040,035	2,332,731
Contract terminations and surrenders	(534,634)	(153,514)
Death benefit payments	–	–
Policy loan transfers	(2,531)	(7,868)
Transfers to other contracts	(582,253)	(1,291,322)
Cost of insurance and administration charges	(48,634)	(44,977)
Mortality and expenses charges	(6,115)	(7,490)
Surrender charges	7,087	(5,222)
Increase (decrease) in net assets from policy related transactions	(127,045)	822,338
Total increase (decrease)	(1,064,788)	956,801

Net assets at beginning of period	2,117,938	1,161,137
Net assets at end of period	$ 1,053,150	$ 2,117,938

See accompanying notes.

60 0707-0846947

AIM V.I.	AIM V.I.	AIM V.I.
Global	International	Mid Cap
Health Care	Growth	Core Equity
Series I	Series I	Series II
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ (214)	$ (151)	$ 33,546	$ 31,402	$ 785	$ 12
1,280,457	211,999	(194,612)	279,667	6,744	391
(3,359,340)	506,492	(3,093,176)	409,559	(22,559)	210
(2,079,097)	718,340	(3,254,242)	720,628	(15,030)	613

3,409,862	2,443,796	2,871,934	6,871,431	128,884	26,648
(936,364)	(507,753)	(506,771)	(235,602)	–	–
(8,806)	(207)	–	–	–	–
(41,646)	(40,650)	63,181	(122,015)	–	–
(1,559,851)	(1,240,067)	(2,426,236)	(3,919,278)	(4,184)	–
(302,772)	(297,323)	(125,985)	(107,457)	(1,576)	(768)
(33,106)	(42,970)	(17,420)	(18,190)	(225)	(126)
(69,718)	(33,683)	28,520	8,321	–	–
457,599	281,143	(112,777)	2,477,210	122,899	25,754
(1,621,498)	999,483	(3,367,019)	3,197,838	107,869	26,367

6,910,891	5,911,408	7,850,496	4,652,658	26,367	–
$ 5,289,393	$ 6,910,891	$ 4,483,477	$ 7,850,496	$ 134,236	$ 26,367

0707-0846947

61

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	AIM V.I.
	Small Cap
	Equity
	Series I
	Division (1)
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (26)	$ 1,337
Total realized gains (losses) on investments	(202,696)	118,124
Change in net unrealized appreciation or depreciation of investments	(1,022,258)	(106,113)
Net increase (decrease) in net assets resulting from operations	(1,224,980)	13,348

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,218,759	4,499,829
Contract terminations and surrenders	(627,327)	(99,754)
Death benefit payments	–	–
Policy loan transfers	(7,889)	(15,939)
Transfers to other contracts	(1,069,473)	(1,088,602)
Cost of insurance and administration charges	(107,791)	(68,050)
Mortality and expenses charges	(13,841)	(11,280)
Surrender charges	(19,735)	(2,867)
Increase (decrease) in net assets from policy related transactions	1,372,703	3,213,337
Total increase (decrease)	147,723	3,226,685

Net assets at beginning of period	3,226,685	–
Net assets at end of period	$ 3,374,408	$ 3,226,685

(1)	Commenced operations April 30, 2007.
(2)	Commenced operations November 24, 2008.
(3)	Commenced operations May 19, 2008.

See accompanying notes.

62 0707-0846947

AIM V.I.	AllianceBernstein	AllianceBernstein	AllianceBernstein
Technology	Global	International	International
Series I	Technology	Growth	Value
Division	Division (2)	Division (2)	Division (3)

2008	2007	2008	2008	2008

$ (214)	$ (237)	$ –	$ –	$ –
(139,359)	169,432	1	1	(359)
(1,468,349)	64,277	–	–	(73,741)
(1,607,922)	233,472	1	1	(74,100)

1,572,190	2,320,927	(1)	(1)	145,653
(366,203)	(211,817)	–	–	–
(537)	–	–	–	–
7,304	(14,796)	–	–	–
(1,279,731)	(1,169,272)	–	–	(1)
(100,823)	(117,095)	–	–	(820)
(13,415)	(18,794)	–	–	(85)
(16,527)	(7,384)	–	–	–
(197,742)	781,769	(1)	(1)	144,747
(1,805,664)	1,015,241	–	–	70,647

3,798,170	2,782,929	–	–	–
$ 1,992,506	$ 3,798,170	$ –	$ –	$ 70,647

0707-0846947

63

Principal Life Insurance Company Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	AllianceBernstein	AllianceBernstein
	Small Cap	Small/Mid Cap
	Growth	Value
	Division (1)	Division (1)
	2008	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ –
Total realized gains (losses) on investments	(6)	(2)
Change in net unrealized appreciation or depreciation of investments	(36)	(1)
Net increase (decrease) in net assets resulting from operations	(42)	(3)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	555	175
Contract terminations and surrenders	–	–
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(1)	(1)
Cost of insurance and administration charges	(75)	(78)
Mortality and expenses charges	(2)	(2)
Surrender charges	–	–
Increase (decrease) in net assets from policy related transactions	477	94
Total increase (decrease)	435	91

Net assets at beginning of period	–	–
Net assets at end of period	$ 435	$ 91

(1) Commenced operations July 21, 2008.

See accompanying notes.

64 0707-0846947

American		American
Century VP	American	Century VP II
Income &	Century VP I	Income &
Growth	Ultra	Growth
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 66,275	$ 77,827	$ (100)	$ (108)	$ 21,764	$ 33,536
303,603	141,338	72,611	111,858	84,449	80,486
(1,750,616)	(220,809)	(1,228,766)	383,311	(673,640)	(129,350)
(1,380,738)	(1,644)	(1,156,255)	495,061	(567,427)	(15,328)

741,508	1,188,713	851,501	874,839	790,065	1,191,461
(444,677)	(277,641)	(486,218)	(360,454)	(12,923)	(84,933)
–	–	–	–	(96)	–
(17,921)	(12,212)	(46,610)	(38,286)	(10,304)	(6,466)
(307,994)	(764,169)	(414,750)	(668,946)	(681,113)	(1,263,233)
(208,373)	(219,414)	(132,168)	(131,680)	(104,654)	(105,719)
(25,817)	(36,513)	(16,889)	(21,965)	(7,340)	(9,810)
(45,623)	(12,980)	(20,761)	(22,966)	(9,451)	(11,810)
(308,897)	(134,216)	(265,895)	(369,458)	(35,816)	(290,510)
(1,689,635)	(135,860)	(1,422,150)	125,603	(603,243)	(305,838)

4,155,398	4,291,258	2,699,711	2,574,108	1,879,755	2,185,593
$ 2,465,763	$ 4,155,398	$ 1,277,561	$ 2,699,711	$ 1,276,512	$ 1,879,755

0707-0846947

65

Principal Life Insurance Company Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	American
	Century VP II
	In0ternational
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 4,196	$ 5,290
Total realized gains (losses) on investments	92,166	146,440
Change in net unrealized appreciation or depreciation of investments	(447,433)	17,861
Net increase (decrease) in net assets resulting from operations	(351,071)	169,591

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	306,828	177,665
Contract terminations and surrenders	(3,806)	(859)
Death benefit payments	–	–
Policy loan transfers	1,738	(7,442)
Transfers to other contracts	(273,207)	(469,528)
Cost of insurance and administration charges	(8,284)	(13,772)
Mortality and expenses charges	(1,143)	(2,345)
Surrender charges	246	(104)
Increase (decrease) in net assets from policy related transactions	22,372	(316,385)
Total increase (decrease)	(328,699)	(146,794)

Net assets at beginning of period	766,014	912,808
Net assets at end of period	$ 437,315	$ 766,014

See accompanying notes.

66 0707-0846947

American	American	American
Century VP II	Century VP II	Century VP II
MidCap Value	Ultra	Value
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 245	$ 1,826	$ –	$ –	$ 225,574	$ 169,405
(10,602)	1,203	247,742	93,878	182,911	1,091,047
(97,516)	(25,585)	(1,327,431)	311,782	(3,209,923)	(1,928,589)
(107,873)	(22,556)	(1,079,689)	405,660	(2,801,438)	(668,137)

496,527	449,705	1,260,553	1,355,488	4,170,231	5,497,849
(8,762)	–	(92,289)	(294,599)	(901,524)	(668,143)
–	–	–	–	(10,593)	–
–	–	(4,371)	(6,731)	(22,809)	(223,004)
(45,897)	(109,198)	(510,992)	(1,017,202)	(3,906,368)	(3,735,921)
(12,477)	(2,625)	(95,139)	(89,331)	(453,156)	(492,882)
(1,715)	(437)	(8,096)	(8,892)	(45,501)	(63,567)
(750)	–	(17,537)	(6,994)	(89,349)	(50,294)
426,926	337,445	532,129	(68,261)	(1,259,069)	264,038
319,053	314,889	(547,560)	337,399	(4,060,507)	(404,099)

345,322	30,433	2,389,138	2,051,739	11,691,507	12,095,606
$ 664,375	$ 345,322	$ 1,841,578	$ 2,389,138	$ 7,631,000	$ 11,691,507

0707-0846947

67

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	American
	Century VP II
	Vista
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ –
Total realized gains (losses) on investments	(11,822)	522
Change in net unrealized appreciation or depreciation of investments	(139,356)	3,289
Net increase (decrease) in net assets resulting from operations	(151,178)	3,811

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	445,887	53,238
Contract terminations and surrenders	–	–
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(45,854)	(8,274)
Cost of insurance and administration charges	(4,620)	(716)
Mortality and expenses charges	(634)	(112)
Surrender charges	–	–
Increase (decrease) in net assets from policy related transactions	394,779	44,136
Total increase (decrease)	243,601	47,947

Net assets at beginning of period	51,889	3,942
Net assets at end of period	$ 295,490	$ 51,889

(1) Represented the operations of Bond Division until May 19, 2008 name change.

See accompanying notes.

68 0707-0846947

Bond &
Asset		Mortgage
Allocation	Balanced	Securities
Division	Division	Division (1)

2008	2007	2008	2007	2008	2007

$ 503,503	$ 256,088	$ 556,087	$ 498,053	$ 2,884,526	$ 2,090,588
1,058,249	1,727,985	468,175	571,827	(2,331,520)	133,885
(6,154,146)	57,789	(6,667,710)	(28,977)	(9,066,413)	(613,531)
(4,592,394)	2,041,862	(5,643,448)	1,040,903	(8,513,407)	1,610,942

5,264,502	6,166,992	3,256,878	5,972,299	20,145,171	25,090,340
(2,768,454)	(2,777,957)	(1,815,613)	(2,710,872)	(10,260,667)	(4,088,653)
(180,307)	(28,392)	(74,457)	(30,012)	(27,988)	(37,128)
(82,726)	(426,134)	(405,179)	160,150	(633,179)	(369,549)
(2,088,663)	(3,682,274)	(1,536,854)	(3,578,763)	(10,571,468)	(13,660,623)
(933,952)	(968,659)	(1,101,132)	(1,151,392)	(2,541,943)	(2,542,672)
(102,829)	(150,816)	(103,277)	(153,602)	(251,460)	(325,708)
(147,153)	(132,246)	(94,388)	(104,548)	(455,820)	(220,803)
(1,039,582)	(1,999,486)	(1,874,022)	(1,596,740)	(4,597,354)	3,845,204
(5,631,976)	42,376	(7,517,470)	(555,837)	(13,110,761)	5,456,146

18,197,111	18,154,735	19,321,099	19,876,936	51,556,746	46,100,600
$ 12,565,135	$ 18,197,111	$ 11,803,629	$ 19,321,099	$ 38,445,985	$ 51,556,746

0707-0846947

69

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

Calvert
Variable
Series Income
Port. Initial	Diversified
Shares	International
Division (1)	Division

	2008	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 184	$ 1,670,139	$ 946,528
Total realized gains (losses) on investments	(2)	19,628,472	13,131,688
Change in net unrealized appreciation or depreciation of investments	(142)	(76,599,967)	983,534
Net increase (decrease) in net assets resulting from operations	40	(55,301,356)	15,061,750

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,413	32,484,056	44,625,326
Contract terminations and surrenders	–	(8,797,214)	(6,233,155)
Death benefit payments	–	(95,029)	(127,484)
Policy loan transfers	–	(811,883)	(1,283,830)
Transfers to other contracts	–	(12,991,787)	(22,677,577)
Cost of insurance and administration charges	(147)	(4,066,866)	(3,657,176)
Mortality and expenses charges	(5)	(421,109)	(507,243)
Surrender charges	–	(464,774)	(348,313)
Increase (decrease) in net assets from policy related transactions	5,261	4,835,394	9,790,548
Total increase (decrease)	5,301	(50,465,962)	24,852,298

Net assets at beginning of period	–	115,426,154	90,573,856
Net assets at end of period	$ 5,301	$ 64,960,192	$ 115,426,154

(1) Commenced operations July 21, 2008.

See accompanying notes.

70 0707-0846947

Dreyfus
Socially
Dreyfus IP	Responsible	Dreyfus VIF
Core Value	Growth	Appreciation
Service Shares	Service Shares	Service Shares
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 12,107	$ 20,668	$ 215	$ 202	$ 19,389	$ 12,711
(2,327)	330,180	(2,609)	5,226	89,138	17,051
(280,171)	(247,280)	(19,728)	(348)	(521,751)	43,136
(270,391)	103,568	(22,122)	5,080	(413,224)	72,898

320,469	631,775	48,340	5,528	382,453	788,141
(17,694)	(50,544)	(8,939)	–	(36,663)	(24,762)
–	–	–	–	–	–
(1,159)	(2,482)	–	–	1,270	(3,805)
(339,699)	(1,469,274)	(7,139)	(27,886)	(230,884)	(287,220)
(8,540)	(16,577)	(1,662)	(1,184)	(19,057)	(16,530)
(1,177)	(2,835)	(234)	(188)	(2,635)	(2,774)
1,143	1,088	578	–	(3,138)	874
(46,657)	(908,849)	30,944	(23,730)	91,346	453,924
(317,048)	(805,281)	8,822	(18,650)	(321,878)	526,822

691,928	1,497,209	52,897	71,547	1,349,699	822,877
$ 374,880	$ 691,928	$ 61,719	$ 52,897	$ 1,027,821	$ 1,349,699

0707-0846947

71

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	Dreyfus VIF
	Developing
	Leaders
	Service Shares
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 15,765	$ 14,816
Total realized gains (losses) on investments	(372,317)	375,387
Change in net unrealized appreciation or depreciation of investments	(964,347)	(806,780)
Net increase (decrease) in net assets resulting from operations	(1,320,899)	(416,577)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,309,721	1,998,984
Contract terminations and surrenders	(346,272)	(211,360)
Death benefit payments	–	(893)
Policy loan transfers	(23,829)	(16,797)
Transfers to other contracts	(735,478)	(860,935)
Cost of insurance and administration charges	(250,270)	(231,903)
Mortality and expenses charges	(18,324)	(19,682)
Surrender charges	(18,225)	(15,576)
Increase (decrease) in net assets from policy related transactions	(82,677)	641,838
Total increase (decrease)	(1,403,576)	225,261

Net assets at beginning of period	3,359,297	3,134,036
Net assets at end of period	$ 1,955,721	$ 3,359,297

(1)	Commenced operations on May 19, 2008.
(2)	Commenced operations on January 5, 2007. Represented the operations of Equity Income I Division until May 19, 2008 name change.

See accompanying notes.

72 0707-0846947

Dreyfus VIF	DWS Dreman		Fidelity VIP
Quality Bond	Small Mid Cap	Equity	Equity-Income
Service Shares	Value Class B	Income	Initial Class
Division	Division (1)	Division (2)	Division

2008	2007	2008	2008	2007	2008	2007

$ 42,673	$ 49,322	$ –	$ 174,249	$ 76,032	$ 682,642	$ 752,969
(3,775)	(17,145)	(3,318)	207,736	395,967	(3,086,033)	4,269,104
(77,417)	(1,988)	(93,190)	(3,205,648)	(51,178)	(13,114,696)	(4,363,950)
(38,519)	30,189	(96,508)	(2,823,663)	420,821	(15,518,087)	658,123

1,188,884	5,071,871	320,961	2,384,859	10,233,774	5,448,271	13,473,374
–	(59,071)	–	(487,874)	(704,642)	(5,765,089)	(4,256,743)
–	–	–	(36,288)	(22,954)	(34,843)	(82,242)
1,058	1,846,017	–	(86,034)	(52,469)	(251,209)	(362,848)
(166,885)	(7,171,483)	(6,696)	(765,387)	(1,363,283)	(4,229,467)	(8,625,070)
(13,973)	(22,551)	(1,510)	(479,039)	(430,845)	(1,540,518)	(1,652,371)
(1,936)	(3,818)	(193)	(47,107)	(59,990)	(178,797)	(269,656)
–	2,086	–	(39,921)	(35,326)	(218,627)	(191,607)
1,007,148	(336,949)	312,562	443,209	7,564,265	(6,770,279)	(1,967,163)
968,629	(306,760)	216,054	(2,380,454)	7,985,086	(22,288,366)	(1,309,040)

533,855	840,615	–	7,985,086	–	39,772,449	41,081,489
$ 1,502,484	$ 533,855	$ 216,054	$ 5,604,632	$ 7,985,086	$ 17,484,083	$ 39,772,449

0707-0846947

73

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	Fidelity VIP
	Equity-Income
	Service
	Class 2
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 407,980	$ 305,599
Total realized gains (losses) on investments	(1,750,611)	1,790,196
Change in net unrealized appreciation or depreciation of investments	(7,071,859)	(2,021,777)
Net increase (decrease) in net assets resulting from operations	(8,414,490)	74,018

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	10,992,661	15,076,437
Contract terminations and surrenders	(1,719,394)	(838,732)
Death benefit payments	(2,229)	(1,297)
Policy loan transfers	(310,046)	(154,452)
Transfers to other contracts	(4,852,383)	(9,398,908)
Cost of insurance and administration charges	(799,080)	(701,391)
Mortality and expenses charges	(68,068)	(70,894)
Surrender charges	(26,867)	(36,531)
Increase (decrease) in net assets from policy related transactions	3,214,594	3,874,232
Total increase (decrease)	(5,199,896)	3,948,250

Net assets at beginning of period	18,229,824	14,281,574
Net assets at end of period	$ 13,029,928	$ 18,229,824

See accompanying notes.

74 0707-0846947

Fidelity VIP		Fidelity VIP
Growth	Fidelity VIP	High Income
Service	High Income	Service
Class 2	Initial Class	Class 2
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 59,864	$ 30,628	$ 409,156	$ 536,250	$ 651,618	$ 469,758
(143,352)	380,034	(639,048)	(63,705)	(265,246)	(3,318)
(5,766,369)	1,550,669	(1,039,584)	(297,047)	(2,178,605)	(356,927)
(5,849,857)	1,961,331	(1,269,476)	175,498	(1,792,233)	109,513

5,155,691	6,870,454	1,597,155	2,849,440	4,914,720	5,038,373
(1,205,395)	(940,167)	(1,665,753)	(1,075,779)	(486,218)	(128,072)
(6,389)	(423)	(15,348)	(6,559)	–	–
(76,224)	(35,669)	(42,653)	(63,165)	3,418	(24,695)
(1,994,457)	(3,088,542)	(1,432,976)	(1,706,095)	(2,300,883)	(3,510,982)
(493,318)	(392,647)	(295,337)	(301,408)	(155,879)	(118,490)
(49,851)	(49,936)	(34,134)	(48,911)	(18,622)	(16,994)
(15,031)	(69,663)	(50,321)	(38,483)	6,887	(16,717)
1,315,026	2,293,407	(1,939,367)	(390,960)	1,963,423	1,222,423
(4,534,831)	4,254,738	(3,208,843)	(215,462)	171,190	1,331,936

11,140,565	6,885,827	6,412,871	6,628,333	5,762,637	4,430,701
$ 6,605,734	$ 11,140,565	$ 3,204,028	$ 6,412,871	$ 5,933,827	$ 5,762,637

0707-0846947

75

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	Fidelity VIP II
	Asset Manager
	Service
	Class 2
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 68,875	$ 92,277
Total realized gains (losses) on investments	99,019	60,018
Change in net unrealized appreciation or depreciation of investments	(1,008,412)	81,542
Net increase (decrease) in net assets resulting from operations	(840,518)	233,837

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,977,784	1,168,259
Contract terminations and surrenders	(67,588)	(47,184)
Death benefit payments	–	–
Policy loan transfers	(12,000)	(1,222)
Transfers to other contracts	(846,605)	(514,094)
Cost of insurance and administration charges	(46,831)	(27,097)
Mortality and expenses charges	(6,482)	(4,566)
Surrender charges	4,366	1,666
Increase (decrease) in net assets from policy related transactions	1,002,644	575,762
Total increase (decrease)	162,126	809,599

Net assets at beginning of period	2,023,197	1,213,598
Net assets at end of period	$ 2,185,323	$ 2,023,197

See accompanying notes.

76 0707-0846947

	Fidelity VIP II	Fidelity VIP III
Fidelity VIP II	Contrafund	Mid Cap
Contrafund	Service	Service
Initial Class	Class 2	Class 2
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 696,898	$ 864,139	$ 360,263	$ 281,129	$ 54,739	$ 105,824
(1,211,978)	26,969,056	(1,626,958)	9,984,535	2,364,260	1,940,388
(37,870,835)	(12,733,624)	(19,495,922)	(5,153,080)	(13,124,767)	757,103
(38,385,915)	15,099,571	(20,762,617)	5,112,584	(10,705,768)	2,803,315

12,727,593	20,914,464	27,414,987	28,102,803	11,754,994	16,343,667
(12,056,950)	(9,817,081)	(1,887,135)	(1,924,522)	(705,181)	(799,818)
(112,102)	(177,889)	(10,437)	–	(5,436)	–
(559,692)	(1,161,832)	(303,600)	(62,077)	(35,808)	(52,361)
(6,498,638)	(12,997,361)	(10,273,306)	(14,513,377)	(8,188,621)	(8,662,160)
(3,605,901)	(3,793,290)	(1,421,942)	(1,132,834)	(723,558)	(590,489)
(402,345)	(601,508)	(137,011)	(123,820)	(78,020)	(75,193)
(440,971)	(412,224)	(61,049)	(87,553)	(15,953)	(37,250)
(10,949,006)	(8,046,721)	13,320,507	10,258,620	2,002,417	6,126,396
(49,334,921)	7,052,850	(7,442,110)	15,371,204	(8,703,351)	8,929,711

96,470,550	89,417,700	40,251,814	24,880,610	25,610,819	16,681,108
$ 47,135,629	$ 96,470,550	$ 32,809,704	$ 40,251,814	$ 16,907,468	$ 25,610,819

0707-0846947

77

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	Franklin
	Income
	Securities
	Class 2
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 456,007	$ 215,235
Total realized gains (losses) on investments	(109,960)	192,722
Change in net unrealized appreciation or depreciation of investments	(3,263,283)	(252,936)
Net increase (decrease) in net assets resulting from operations	(2,917,236)	155,021

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,851,492	9,125,834
Contract terminations and surrenders	(211,890)	(485,144)
Death benefit payments	–	–
Policy loan transfers	(7,578)	(16,385)
Transfers to other contracts	(2,548,329)	(4,880,244)
Cost of insurance and administration charges	(200,367)	(121,280)
Mortality and expenses charges	(27,684)	(20,517)
Surrender charges	1,259	17,133
Increase (decrease) in net assets from policy related transactions	856,903	3,619,397
Total increase (decrease)	(2,060,333)	3,774,418

Net assets at beginning of period	9,406,826	5,632,408
Net assets at end of period	$ 7,346,493	$ 9,406,826

See accompanying notes.

78 0707-0846947

Franklin		Franklin
Mutual	Franklin	Rising
Discovery	Mutual	Dividends
Securities	Shares	Securities
Class 2	Class 2	Class 2
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 198,904	$ 104,105	$ 202,747	$ 86,401	$ 34,271	$ 97,965
157,548	377,059	(23,298)	350,823	(99,138)	208,254
(3,100,317)	196,933	(3,036,536)	(337,553)	(563,986)	(388,675)
(2,743,865)	678,097	(2,857,087)	99,671	(628,853)	(82,456)

5,270,649	7,815,746	3,842,790	5,178,546	1,015,695	1,939,603
(540,328)	(207,031)	(147,445)	(197,358)	(79,021)	(276,341)
–	–	–	–	–	–
(5,484)	19,585	(11,589)	(6,948)	(109,924)	(3,773)
(2,882,489)	(5,401,574)	(2,246,736)	(2,312,951)	(1,429,312)	(2,051,232)
(150,022)	(108,701)	(128,789)	(96,288)	(42,370)	(56,862)
(20,734)	(18,340)	(17,824)	(16,205)	(5,851)	(9,586)
11,840	7,312	1,253	6,821	4,578	9,759
1,683,432	2,106,997	1,291,660	2,555,617	(646,205)	(448,432)
(1,060,433)	2,785,094	(1,565,427)	2,655,288	(1,275,058)	(530,888)

8,175,336	5,390,242	6,834,033	4,178,745	2,916,023	3,446,911
$ 7,114,903	$ 8,175,336	$ 5,268,606	$ 6,834,033	$ 1,640,965	$ 2,916,023

0707-0846947

79

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

Franklin
Small Cap
Value
Securities
Class 2
Division

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 59,043	$ 32,729
Total realized gains (losses) on investments	185,235	478,202
Change in net unrealized appreciation or depreciation of investments	(2,201,737)	(663,553)
Net increase (decrease) in net assets resulting from operations	(1,957,459)	(152,622)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,418,251	3,108,769
Contract terminations and surrenders	(59,420)	(237,522)
Death benefit payments	–	–
Policy loan transfers	7,234	(10,332)
Transfers to other contracts	(2,044,231)	(1,960,690)
Cost of insurance and administration charges	(95,501)	(77,577)
Mortality and expenses charges	(13,199)	(13,091)
Surrender charges	(4,889)	11,495
Increase (decrease) in net assets from policy related transactions	1,208,245	821,052
Total increase (decrease)	(749,214)	668,430

Net assets at beginning of period	5,219,897	4,551,467
Net assets at end of period	$ 4,470,683	$ 5,219,897

(1) Commenced operation May 19, 2008.

See accompanying notes.

80 0707-0846947

Goldman Sachs
Franklin	Structured	Government
Strategic Income	Small Cap	& High
Securities	Equity Service	Quality
Class 2	Class I	Bond
Division (1)	Division	Division

2008	2008	2007	2008	2007

$ –	$ 3,142	$ 1,508	$ 1,740,726	$ 1,380,310
(232)	(78,620)	21,056	(481,899)	(60,662)
(19,637)	(92,920)	(91,459)	(1,940,789)	341,202
(19,869)	(168,398)	(68,895)	(681,962)	1,660,850

334,960	392,564	688,936	20,543,950	24,171,972
–	(4,665)	–	(6,097,199)	(3,316,440)
–	–	–	(38,342)	(54,546)
–	5,119	(4,923)	(601,096)	(128,891)
(59,779)	(228,603)	(564,994)	(13,494,726)	(11,508,270)
(1,774)	(10,462)	(7,436)	(1,952,586)	(1,764,660)
(237)	(1,456)	(1,262)	(217,760)	(261,226)
–	(399)	–	(339,717)	(145,231)
273,170	152,098	110,321	(2,197,476)	6,992,708
253,301	(16,300)	41,426	(2,879,438)	8,653,558

–	361,422	319,996	37,166,064	28,512,506
$ 253,301	$ 345,122	$ 361,422	$ 34,286,626	$ 37,166,064

0707-0846947

81

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	International
	Emerging
	Markets
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 256,413	$ 193,956
Total realized gains (losses) on investments	6,953,547	2,835,299
Change in net unrealized appreciation or depreciation of investments	(24,124,075)	4,411,039
Net increase (decrease) in net assets resulting from operations	(16,914,115)	7,440,294

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	13,289,789	14,145,220
Contract terminations and surrenders	(3,536,862)	(1,319,930)
Death benefit payments	(35,708)	(8,746)
Policy loan transfers	(279,854)	(555,380)
Transfers to other contracts	(5,115,033)	(6,118,371)
Cost of insurance and administration charges	(1,418,377)	(1,127,109)
Mortality and expenses charges	(127,815)	(131,947)
Surrender charges	(240,962)	(128,924)
Increase (decrease) in net assets from policy related transactions	2,535,178	4,754,813
Total increase (decrease)	(14,378,937)	12,195,107

Net assets at beginning of period	29,042,953	16,847,846
Net assets at end of period	$ 14,664,016	$ 29,042,953

See accompanying notes.

82 0707-0846947

	Janus	Janus
	Aspen	Aspen
International	Balanced	Flexible Bond
SmallCap	Service Shares	Service Shares
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 1,018,892	$ 926,052	$ 31,130	$ 17,105	$ 276,998	$ 153,166
5,946,657	13,686,441	(119,716)	3,300	(62,382)	(12,819)
(38,750,243)	(9,636,212)	(174,273)	39,680	116,771	95,245
(31,784,694)	4,976,281	(262,859)	60,085	331,387	235,592

18,376,761	35,469,728	1,614,731	655,072	8,449,449	1,280,977
(6,389,223)	(5,605,212)	(403,266)	–	(1,132,032)	(182,626)
(59,477)	(107,221)	–	–	–	–
(616,528)	(779,226)	(916)	(491)	(1,869)	–
(11,643,060)	(21,380,476)	(1,058,771)	(3,626)	(2,569,704)	(786,770)
(2,273,400)	(2,265,730)	(16,051)	(7,763)	(144,933)	(90,484)
(237,065)	(320,017)	(2,222)	(1,319)	(19,994)	(15,476)
(291,323)	(245,764)	26,052	–	59,683	6,190
(3,133,315)	4,766,082	159,557	641,873	4,640,600	211,811
(34,918,009)	9,742,363	(103,302)	701,958	4,971,987	447,403

65,296,135	55,553,772	1,098,509	396,551	3,707,605	3,260,202
$ 30,378,126	$ 65,296,135	$ 995,207	$ 1,098,509	$ 8,679,592	$ 3,707,605

0707-0846947

83

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

		Janus
	Janus	Aspen
	Aspen	Fundamental
	Forty	Equity
	Service Shares	Service Shares
	Division (1)	Division
	2008	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ 115,107	$ 2,403
Total realized gains (losses) on investments	(1)	464,172	68,814
Change in net unrealized appreciation or depreciation of investments	(4)	(1,712,825)	151,879
Net increase (decrease) in net assets resulting from operations	(5)	(1,133,546)	223,096

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,219	1,192,075	1,299,496
Contract terminations and surrenders	–	(34,937)	(9,258)
Death benefit payments	–	–	–
Policy loan transfers	–	(6,748)	(2,180)
Transfers to other contracts	(1)	(779,092)	(847,730)
Cost of insurance and administration charges	(18)	(35,479)	(31,720)
Mortality and expenses charges	(1)	(4,903)	(5,389)
Surrender charges	–	1,181	27
Increase (decrease) in net assets from policy related transactions	1,199	332,097	403,246
Total increase (decrease)	1,194	(801,449)	626,342

Net assets at beginning of period	–	2,460,447	1,834,105
Net assets at end of period	$ 1,194	$ 1,658,998	$ 2,460,447

(1) Commenced operations on July 21, 2008.

See accompanying notes.

84 0707-0846947

Janus	Janus	Janus
Aspen	Aspen	Aspen
International	Mid Cap	Worldwide
Growth	Growth	Growth
Service Shares	Service Shares	Service Shares
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 118,976	$ 10,332	$ 4,730	$ 3,967	$ 8,055	$ 5,426
367,836	19,067	(339,660)	297,157	(11,638)	42,644
(3,249,037)	409,831	(3,457,161)	709,919	(415,509)	25,799
(2,762,225)	439,230	(3,792,091)	1,011,043	(419,092)	73,869

3,464,840	3,105,882	4,428,335	4,461,389	417,185	525,361
(44,105)	(38,839)	(1,068,298)	(510,565)	(731)	(11,132)
–	–	(1,504)	(36)	–	–
(3,379)	(7,332)	(57,263)	(42,941)	(166)	–
(1,509,179)	(590,272)	(2,603,190)	(1,151,910)	(455,793)	(338,699)
(73,652)	(30,899)	(261,339)	(216,853)	(13,610)	(13,367)
(10,196)	(5,217)	(31,641)	(35,942)	(1,879)	(2,263)
(1,205)	1,372	(45,646)	(28,458)	47	95
1,823,124	2,434,695	359,454	2,474,684	(54,947)	159,995
(939,101)	2,873,925	(3,432,637)	3,485,727	(474,039)	233,864

3,665,209	791,284	7,471,395	3,985,668	1,011,240	777,376
$ 2,726,108	$ 3,665,209	$ 4,038,758	$ 7,471,395	$ 537,201	$ 1,011,240

0707-0846947

85

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	JP Morgan
	Bond
	Portfolio
	Series Trust II
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 239,172	$ 152,531
Total realized gains (losses) on investments	(216,267)	(2,524)
Change in net unrealized appreciation or depreciation of investments	(492,691)	(129,302)
Net increase (decrease) in net assets resulting from operations	(469,786)	20,705

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,343,556	2,144,378
Contract terminations and surrenders	(207,837)	(39,369)
Death benefit payments	–	–
Policy loan transfers	8,962	–
Transfers to other contracts	(1,265,916)	(767,432)
Cost of insurance and administration charges	(66,869)	(44,180)
Mortality and expenses charges	(9,216)	(7,550)
Surrender charges	13,427	(431)
Increase (decrease) in net assets from policy related transactions	(183,893)	1,285,416
Total increase (decrease)	(653,679)	1,306,121

Net assets at beginning of period	2,866,360	1,560,239
Net assets at end of period	$ 2,212,681	$ 2,866,360

(1)	Represented the operations of LargeCap Blend Division until May 19, 2008 name change.
(2)	Represented the operations of Growth Division until May 19, 2008 name change.

See accompanying notes.

86 0707-0846947

JP Morgan
Small
Company
Portfolio	LargeCap	LargeCap
Series Trust II	Blend II	Growth
Division	Division (1)	Division (2)

2008	2007	2008	2007	2008	2007

$ 4,906	$ 233	$ 157,150	$ 79,065	$ 131,753	$ 44,663
48,272	154,408	3,785,698	653,289	(229,246)	325,677
(977,162)	(337,575)	(8,768,772)	(199,733)	(13,447,438)	5,341,930
(923,984)	(182,934)	(4,825,924)	532,621	(13,544,931)	5,712,270

2,782,918	1,588,155	4,499,711	5,933,063	8,651,888	6,870,194
(111,849)	(72,302)	(818,699)	(836,672)	(2,919,233)	(3,093,765)
–	–	(41,533)	(10,657)	(66,501)	(38,460)
(5,707)	(22,909)	(123,965)	(111,977)	(383,042)	(382,565)
(2,037,055)	(954,257)	(2,090,382)	(2,160,668)	(3,125,968)	(2,232,426)
(51,255)	(46,710)	(813,479)	(743,300)	(1,481,610)	(1,456,915)
(7,102)	(7,854)	(70,266)	(80,765)	(162,297)	(229,455)
4,360	2,553	(149,375)	(99,092)	(125,993)	(143,414)
574,310	486,676	392,012	1,889,932	387,244	(706,806)
(349,674)	303,742	(4,433,912)	2,422,553	(13,157,687)	5,005,464

2,820,109	2,516,367	12,770,013	10,347,460	30,968,055	25,962,591
$ 2,470,435	$ 2,820,109	$ 8,336,101	$ 12,770,013	$ 17,810,368	$ 30,968,055

0707-0846947

87

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

LargeCap
Growth I
Division (1)

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 137,167	$ 504,338
Total realized gains (losses) on investments	(1,063,581)	1,397,525
Change in net unrealized appreciation or depreciation of investments	(38,466,530)	5,404,186
Net increase (decrease) in net assets resulting from operations	(39,392,944)	7,306,049

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	15,649,021	36,667,216
Contract terminations and surrenders	(6,276,855)	(9,359,676)
Death benefit payments	(123,910)	(163,290)
Policy loan transfers	(1,119,376)	(1,231,456)
Transfers to other contracts	(6,600,231)	(9,196,748)
Cost of insurance and administration charges	(4,793,001)	(4,805,263)
Mortality and expenses charges	(528,901)	(744,638)
Surrender charges	(322,871)	(404,793)
Increase (decrease) in net assets from policy related transactions	(4,116,124)	10,761,352
Total increase (decrease)	(43,509,068)	18,067,401

Net assets at beginning of period	100,279,674	82,212,273
Net assets at end of period	$ 56,770,606	$ 100,279,674

(1)	Represented the operations of Equity Growth Division until May 19, 2008 name change.
(2)	Represented the operations of LargeCap Stock Index Division until May 19, 2008 name change.
(3)	Represented the operations of Capital Value Division until May 19, 2008 name change.
(4)	Represented the operations of LargeCap Value Division until May 19, 2008 name change.

See accompanying notes.

88 0707-0846947

LargeCap	LargeCap	LargeCap
S&P 500 Index	Value	Value III
Division (2)	Division (3)	Division (4)

2008	2007	2008	2007	2008	2007

$ 821,609	$ 575,639	$ 1,244,876	$ 1,080,162	$ 397,568	$ 268,190
363,202	1,416,730	6,186,671	5,011,089	(670,182)	1,202,711
(13,124,890)	97,904	(30,516,771)	(6,110,749)	(8,230,412)	(2,472,800)
(11,940,079)	2,090,273	(23,085,224)	(19,498)	(8,503,026)	(1,001,899)

6,309,479	8,692,493	7,854,481	11,657,633	7,477,972	13,129,350
(14,222,502)	(4,350,109)	(3,097,081)	(3,628,622)	(1,272,071)	(715,078)
(48,097)	(44,177)	(129,237)	(120,020)	(47,067)	(2,645)
(136,401)	(14,576)	(479,933)	(662,543)	(170,168)	(155,397)
(3,556,393)	(4,941,886)	(3,227,945)	(6,185,496)	(6,280,299)	(6,154,587)
(1,625,034)	(1,729,683)	(2,759,630)	(2,830,132)	(1,031,592)	(1,002,746)
(168,421)	(246,878)	(284,846)	(395,960)	(95,377)	(118,228)
(495,857)	(210,439)	(164,529)	(138,925)	(148,216)	(72,597)
(13,943,226)	(2,845,255)	(2,288,720)	(2,304,065)	(1,566,818)	4,908,072
(25,883,305)	(754,982)	(25,373,944)	(2,323,563)	(10,069,844)	3,906,173

41,350,323	42,105,305	66,963,695	69,287,258	21,792,811	17,886,638
$ 15,467,018	$ 41,350,323	$ 41,589,751	$ 66,963,695	$ 11,722,967	$ 21,792,811

0707-0846947

89

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

LifeTime
Strategic
Income
Division

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 20,410	$ 3,732
Total realized gains (losses) on investments	(214)	3,138
Change in net unrealized appreciation or depreciation of investments	(169,589)	(3,167)
Net increase (decrease) in net assets resulting from operations	(149,393)	3,703

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	447,294	371,560
Contract terminations and surrenders	(3,761)	(670)
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(63,580)	(79,801)
Cost of insurance and administration charges	(23,924)	(22,204)
Mortality and expenses charges	(1,866)	(1,448)
Surrender charges	(5,368)	(99)
Increase (decrease) in net assets from policy related transactions	348,795	267,338
Total increase (decrease)	199,402	271,041

Net assets at beginning of period	420,748	149,707
Net assets at end of period	$ 620,150	$ 420,748

See accompanying notes.

90 0707-0846947

LifeTime	LifeTime	LifeTime
2010	2020	2030
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 78,561	$ 12,140	$ 289,531	$ 21,068	$ 292,932	$ 19,507
(23,179)	27,710	231,673	93,636	352,997	108,130
(787,847)	(12,955)	(3,468,165)	35,285	(3,930,984)	110,543
(732,465)	26,895	(2,946,961)	149,989	(3,285,055)	238,180

2,194,220	1,484,888	5,986,939	5,237,972	5,003,326	5,822,124
(6,102)	(29,204)	(129,214)	(74,130)	(124,656)	(193,105)
–	–	(444)	–	(17,135)	–
(241)	–	(27,279)	(7,532)	(32,621)	(42,408)
(965,365)	(585,940)	(1,321,666)	(1,710,368)	(1,135,457)	(1,462,887)
(94,947)	(64,154)	(440,390)	(291,393)	(703,089)	(561,131)
(7,644)	(4,966)	(35,076)	(21,980)	(44,637)	(35,857)
(3,397)	(2,678)	(48,167)	(8,970)	(86,629)	(40,333)
1,116,524	797,946	3,984,703	3,123,599	2,859,102	3,486,403
384,059	824,841	1,037,742	3,273,588	(425,953)	3,724,583

1,578,882	754,041	5,925,227	2,651,639	6,948,872	3,224,289
$ 1,962,941	$ 1,578,882	$ 6,962,969	$ 5,925,227	$ 6,522,919	$ 6,948,872

0707-0846947

91

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

LifeTime
2040
Division

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 197,365	$ 10,988
Total realized gains (losses) on investments	159,603	74,484
Change in net unrealized appreciation or depreciation of investments	(2,605,841)	92,222
Net increase (decrease) in net assets resulting from operations	(2,248,873)	177,694

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,152,690	4,190,670
Contract terminations and surrenders	(32,428)	(81,156)
Death benefit payments	(121,784)	(21,372)
Policy loan transfers	(132,904)	(26,320)
Transfers to other contracts	(1,667,191)	(328,632)
Cost of insurance and administration charges	(739,593)	(781,333)
Mortality and expenses charges	(41,445)	(41,326)
Surrender charges	(40,483)	(17,363)
Increase (decrease) in net assets from policy related transactions	1,376,862	2,893,168
Total increase (decrease)	(872,011)	3,070,862

Net assets at beginning of period	5,120,488	2,049,626
Net assets at end of period	$ 4,248,477	$ 5,120,488

(1)	Represented the operations of MFS VIT Emerging Growth Service Class Division until May 19, 2008 name change.

See accompanying notes.

92 0707-0846947

	MFS VIT	MFS VIT
LifeTime	Global Equity	Growth
2050	Service Class	Service Class
Division	Division	Division (1)

2008	2007	2008	2007	2008	2007

$ 156,867	$ 5,617	$ 1,778	$ 4,449	$ –	$ –
201,683	110,122	3,346	16,552	(18,825)	19,451
(2,247,624)	18,976	(95,307)	(834)	(391,961)	70,878
(1,889,074)	134,715	(90,183)	20,167	(410,786)	90,329

2,971,262	3,417,605	207,339	207,849	972,725	396,817
(72,452)	(44,132)	(22,519)	–	–	(22,641)
–	–	–	–	–	–
(23,690)	(1,919)	(5,931)	4,836	897	(331)
(608,197)	(1,332,326)	(33,532)	(138,226)	(371,813)	(130,768)
(470,638)	(316,872)	(4,390)	(2,695)	(19,064)	(8,656)
(28,222)	(19,114)	(607)	(457)	(2,628)	(1,445)
(31,872)	(23,904)	(1,658)	–	–	1,424
1,736,191	1,679,338	138,702	71,307	580,117	234,400
(152,883)	1,814,053	48,519	91,474	169,331	324,729

3,525,835	1,711,782	235,402	143,928	697,794	373,065
$ 3,372,952	$ 3,525,835	$ 283,921	$ 235,402	$ 867,125	$ 697,794

0707-0846947

93

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

	MFS VIT
	MidCap
	Growth
	Service Class
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ –
Total realized gains (losses) on investments	11,179	40,138
Change in net unrealized appreciation or depreciation of investments	(294,179)	12,010
Net increase (decrease) in net assets resulting from operations	(283,000)	52,148

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	121,730	227,825
Contract terminations and surrenders	(9,367)	(32,125)
Death benefit payments	–	–
Policy loan transfers	(249)	–
Transfers to other contracts	(163,620)	(175,284)
Cost of insurance and administration charges	(9,250)	(7,945)
Mortality and expenses charges	(1,284)	(1,342)
Surrender charges	605	1,135
Increase (decrease) in net assets from policy related transactions	(61,435)	12,264
Total increase (decrease)	(344,435)	64,412

Net assets at beginning of period	586,596	522,184
Net assets at end of period	$ 242,161	$ 586,596

(1)	Commenced operations on May 1, 2007.
(2)	Commenced operations on November 24, 2008.
(3)	Commenced operations on July 21, 2008.

See accompanying notes.

94 0707-0846947

MFS VIT
MFS VIT	Research	MFS VIT	MFS VIT
New Discovery	International	Total Return	Utilities
Service Class	Service Class	Service Class	Service Class
Division	Division (1)	Division (2)	Division (3)

2008	2007	2008	2007	2008	2008

$ –	$ –	$ 12	$ –	$ –	$ –
182,450	170,539	66	–	–	–
(896,293)	(187,638)	(1,199)	82	–	371
(713,843)	(17,099)	(1,121)	82	–	371

586,363	3,109,869	923	2,906	–	10,143
(34,356)	(14,316)	–	–	–	–
–	–	–	–	–	–
272	(3,313)	–	–	–	–
(284,820)	(2,724,836)	1	(2)	–	–
(50,975)	(52,401)	(123)	(8)	–	(240)
(4,819)	(5,869)	(15)	(3)	–	(8)
(8,588)	(2,342)	–	–	–	–
203,077	306,792	786	2,893	–	9,895
(510,766)	289,693	(335)	2,975	–	10,266

1,660,097	1,370,404	2,975	–	–	–
$ 1,149,331	$ 1,660,097	$ 2,640	$ 2,975	$ –	$ 10,266

0707-0846947

95

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

MFS VIT
Value
Service Class
Division

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 38,353	$ 12,757
Total realized gains (losses) on investments	45,366	53,448
Change in net unrealized appreciation or depreciation of investments	(2,237,415)	37,154
Net increase (decrease) in net assets resulting from operations	(2,153,696)	103,359

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	6,111,742	2,265,424
Contract terminations and surrenders	(119,306)	(19,424)
Death benefit payments	–	–
Policy loan transfers	(5,996)	(726)
Transfers to other contracts	(654,072)	(565,664)
Cost of insurance and administration charges	(98,174)	(35,210)
Mortality and expenses charges	(13,545)	(5,980)
Surrender charges	(2,641)	387
Increase (decrease) in net assets from policy related transactions	5,218,008	1,638,807
Total increase (decrease)	3,064,312	1,742,166

Net assets at beginning of period	2,986,115	1,243,949
Net assets at end of period	$ 6,050,427	$ 2,986,115

(1)	Represented the operations of MidCap Division until May 19, 2008 name change.
(2)	Represented the operations of MidCap Growth Division until May 19, 2008 name change.
(3)	Commenced operations on July 21, 2008.
(4)	Represented the operations of MidCap Value Division until May 19, 2008 name change.

See accompanying notes.

96 0707-0846947

MidCap	MidCap	MidCap	MidCap
Blend	Growth I	Stock	Value II
Division (1)	Division (2)	Division (3)	Division (4)

2008	2007	2008	2007	2008	2008	2007

$ 393,580	$ 459,590	$ 13,682	$ 20,487	$ –	$ 184,952	$ 160,815
6,914,985	11,109,111	1,399,264	2,986,192	3	(440,688)	2,437,380
(37,525,546)	(3,107,584)	(9,468,004)	(1,207,987)	5	(10,902,591)	(3,097,763)
(30,216,981)	8,461,117	(8,055,058)	1,798,692	8	(11,158,327)	(499,568)

19,361,886	27,122,050	5,772,701	7,798,142	86	8,602,737	15,095,300
(10,079,328)	(6,729,588)	(2,326,796)	(1,817,103)	–	(2,297,698)	(1,263,021)
(134,864)	(153,881)	(35,762)	(1,766)	–	(8,818)	(8,818)
(1,100,349)	(1,260,790)	(148,808)	(207,272)	–	(141,907)	(154,770)
(8,014,531)	(20,839,091)	(2,535,046)	(3,577,984)	–	(5,307,090)	(8,743,505)
(3,934,580)	(3,976,300)	(969,593)	(946,923)	–	(1,228,297)	(1,199,640)
(358,321)	(495,622)	(98,286)	(128,234)	–	(119,220)	(151,789)
(457,161)	(264,417)	(135,897)	(115,076)	–	(179,041)	(99,283)
(4,717,248)	(6,597,639)	(477,487)	1,003,784	86	(679,334)	3,474,474
(34,934,229)	1,863,478	(8,532,545)	2,802,476	94	(11,837,661)	2,974,906

92,374,110	90,510,632	19,869,619	17,067,143	–	25,740,652	22,765,746
$ 57,439,881	$ 92,374,110	$ 11,337,074	$ 19,869,619	$ 94	$ 13,902,991	$ 25,740,652

0707-0846947

97

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

Money	Mortgage
Market	Securities
Division	Division (1)

	2008	2007	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 3,320,925	$ 4,529,318	$ –
Total realized gains (losses) on investments	4	–	–
Change in net unrealized appreciation or depreciation of investments	–	–	(3)
Net increase (decrease) in net assets resulting from operations	3,320,929	4,529,318	(3)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	230,080,579	191,350,775	3,022
Contract terminations and surrenders	(28,406,439)	(23,104,964)	–
Death benefit payments	(35,924)	(20,254)	–
Policy loan transfers	(5,843,235)	4,778,635	–
Transfers to other contracts	(119,036,876)	(138,110,341)	–
Cost of insurance and administration charges	(6,960,009)	(5,349,660)	–
Mortality and expenses charges	(725,328)	(727,515)	–
Surrender charges	(778,913)	(104,888)	–
Increase (decrease) in net assets from policy related transactions	68,293,855	28,711,788	3,022
Total increase (decrease)	71,614,784	33,241,106	3,019

Net assets at beginning of period	114,089,370	80,848,264	–
Net assets at end of period	$ 185,704,154	$ 114,089,370	$ 3,019

(1)	Commenced operations on November 24, 2008.
(2)	Represented the operations of Neuberger Berman AMT Fasciano S Class Division until November 24, 2008 name change.
(3)	Commenced operations on May 19, 2008.

See accompanying notes.

98 0707-0846947

Neuberger	Neuberger	Neuberger	Oppenheimer
Berman AMT	Berman AMT	Berman AMT	Main Street
Guardian	Partners	Small Cap Growth	Small Cap
I Class	I Class	S Class	Service Shares
Division	Divison	Divison (2)	Division (3)

2008	2007	2008	2007	2008	2007	2008

$ 2,030	$ 1,219	$ 16,022	$ 8,465	$ –	$ –	$ –
(2,319)	1,645	329,304	135,851	(2,359)	1,789	(3)
(176,311)	19,815	(2,100,253)	(66,655)	(41,364)	(3,664)	41
(176,600)	22,679	(1,754,927)	77,661	(43,723)	(1,875)	38

327,006	301,048	2,797,914	1,591,953	143,116	78,025	721
(10,363)	(2,684)	–	(3,699)	–	–	–
–	–	–	–	–	–	–
(24)	19	(12,124)	496	–	–	–
(297,717)	(29,404)	(711,607)	(626,355)	(89,362)	(17,972)	–
(5,182)	(5,481)	(40,287)	(16,977)	(1,918)	(1,861)	(47)
(717)	(933)	(5,546)	(2,884)	(266)	(318)	(1)
(124)	95	–	131	–	–	–
12,879	262,660	2,028,350	942,665	51,570	57,874	673
(163,721)	285,339	273,423	1,020,326	7,847	55,999	711

546,825	261,486	1,631,507	611,181	134,096	78,097	–
$ 383,104	$ 546,825	$ 1,904,930	$ 1,631,507	$ 141,943	$ 134,096	$ 711

0707-0846947

99

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

Pioneer
Small Cap	Putnam VT
Value	Growth &
VCT	Income
Class II	Class IB
Division (1)	Division

	2008	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ 4,339	$ 4,961
Total realized gains (losses) on investments	1	(42,494)	49,008
Change in net unrealized appreciation or depreciation of investments	–	(51,559)	(80,856)
Net increase (decrease) in net assets resulting from operations	1	(89,714)	(26,887)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	(1)	196,330	284,748
Contract terminations and surrenders	–	(11,915)	–
Death benefit payments	–	–	–
Policy loan transfers	–	1,910	(6,414)
Transfers to other contracts	–	(270,556)	(224,291)
Cost of insurance and administration charges	–	(4,968)	(6,005)
Mortality and expenses charges	–	(696)	(998)
Surrender charges	–	(1,020)	–
Increase (decrease) in net assets from policy related transactions	(1)	(90,915)	47,040
Total increase (decrease)	–	(180,629)	20,153

Net assets at beginning of period	–	343,980	323,827
Net assets at end of period	$ –	$ 163,351	$ 343,980

(1) Commenced operations on November 24, 2008.

See accompanying notes.

100 0707-0846947

Putnam VT
International	Putnam VT
Equity	Voyager	Real Estate
Class IB	Class IB	Securities
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 52,637	$ 100,982	$ (89)	$ (154)	$ 840,725	$ 455,740
202,712	705,881	(818,969)	(595,859)	7,406,895	10,786,229
(1,723,301)	(526,915)	(8,368,581)	2,131,489	(21,030,035)	(20,936,775)
(1,467,952)	279,948	(9,187,639)	1,535,476	(12,782,415)	(9,694,806)

1,141,539	2,878,097	3,881,060	5,861,894	17,778,061	38,842,019
(931,150)	(118,275)	(1,991,419)	(3,615,416)	(5,601,720)	(5,347,785)
–	–	(30,093)	(44,170)	(36,356)	(30,063)
5,485	(20,481)	(423,509)	(520,050)	(404,099)	(428,812)
(719,995)	(2,734,873)	(1,974,962)	(3,971,920)	(10,068,707)	(44,235,151)
(56,414)	(66,536)	(1,596,672)	(1,707,046)	(2,093,824)	(2,347,575)
(7,828)	(11,141)	(182,846)	(278,238)	(223,810)	(333,798)
(12,315)	(1,250)	(54,338)	(138,139)	(240,185)	(173,995)
(580,678)	(74,459)	(2,372,779)	(4,413,085)	(890,640)	(14,055,160)
(2,048,630)	205,489	(11,560,418)	(2,877,609)	(13,673,055)	(23,749,966)

3,826,029	3,620,540	26,410,082	29,287,691	39,638,839	63,388,805
$ 1,777,399	$ 3,826,029	$ 14,849,664	$ 26,410,082	$ 25,965,784	$ 39,638,839

0707-0846947

101

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

	SAM
	Balanced
	Portfolio
	Division (1)
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 58,774	$ –
Total realized gains (losses) on investments	54,110	1,631
Change in net unrealized appreciation or depreciation of investments	(698,354)	7,418
Net increase (decrease) in net assets resulting from operations	(585,470)	9,049

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,340,796	1,035,478
Contract terminations and surrenders	(29,884)	(8,578)
Death benefit payments	–	–
Policy loan transfers	81,923	(55,134)
Transfers to other contracts	(506,676)	(150,542)
Cost of insurance and administration charges	(141,394)	(9,379)
Mortality and expenses charges	(8,273)	(505)
Surrender charges	(47,788)	(6,422)
Increase (decrease) in net assets from policy related transactions	2,688,704	804,918
Total increase (decrease)	2,103,234	813,967

Net assets at beginning of period	813,967	–
Net assets at end of period	$ 2,917,201	$ 813,967

(1) Commenced operations on May 1, 2007.

See accompanying notes.

102 0707-0846947

SAM	SAM	SAM
Conservative	Conservative	Flexible
Balanced	Growth	Income
Portfolio	Portfolio	Portfolio
Division (1)	Division (1)	Division (1)

2008	2007	2008	2007	2008	2007

$ 33,551	$ –	$ 112,621	$ 826	$ 19,439	$ –
40,287	(1)	230,052	142	17,466	12
(293,460)	(58)	(1,841,444)	(22,328)	(96,561)	632
(219,622)	(59)	(1,498,771)	(21,360)	(59,656)	644

1,554,192	193,750	6,145,430	2,448,095	1,089,522	53,755
–	–	(12,854)	–	–	–
–	–	–	–	–	–
62	–	(9,279)	(301)	5,074	–
(61,117)	(17,542)	(365,731)	(165,156)	(156,978)	–
(45,491)	(862)	(403,298)	(53,818)	(29,754)	(717)
(2,899)	(71)	(21,869)	(2,883)	(1,693)	(34)
–	–	(11,088)	–	–	–
1,444,747	175,275	5,321,311	2,225,937	906,171	53,004
1,225,125	175,216	3,822,540	2,204,577	846,515	53,648

175,216	–	2,204,577	–	53,648	–
$ 1,400,341	$ 175,216	$ 6,027,117	$ 2,204,577	$ 900,163	$ 53,648

0707-0846947

103

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

SAM
Strategic
Growth
Portfolio
Division (1)

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 127,308	$ 3,498
Total realized gains (losses) on investments	458,883	539
Change in net unrealized appreciation or depreciation of investments	(2,293,513)	(5,841)
Net increase (decrease) in net assets resulting from operations	(1,707,322)	(1,804)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,439,520	2,174,491
Contract terminations and surrenders	(8,256)	–
Death benefit payments	–	–
Policy loan transfers	(35,034)	778
Transfers to other contracts	(404,618)	(40,097)
Cost of insurance and administration charges	(461,013)	(54,575)
Mortality and expenses charges	(26,965)	(3,384)
Surrender charges	(8,685)	–
Increase (decrease) in net assets from policy related transactions	4,494,949	2,077,213
Total increase (decrease)	2,787,627	2,075,409

Net assets at beginning of period	2,075,409	–
Net assets at end of period	$ 4,863,036	$ 2,075,409

(1)	Commenced operations on May 1, 2007.
(2)	Commenced operations on November 24, 2008.
(3)	Represented the operations of SmallCap Division until May 19, 2008 name change.
(3)	Represented the operations of SmallCap Growth Division until May 19, 2008 name change.

See accompanying notes.

104 0707-0846947

Short Term	Short-Term	SmallCap	SmallCap
Bond	Income	Blend	Growth II
Division	Division (2)	Division (3)	Division (4)

2008	2007	2008	2008	2007	2008	2007

$ 183,038	$ 119,632	$ –	$ 99,055	$ 84,043	$ (341)	$ (433)
(116,649)	11,231	–	1,986,320	3,672,166	(693,425)	456,677
(558,716)	(33,996)	(33)	(11,850,554)	(3,259,449)	(8,771,217)	637,139
(492,327)	96,867	(33)	(9,765,179)	496,760	(9,464,983)	1,093,383

2,905,183	2,814,603	17,071	3,648,075	6,198,264	6,780,029	8,783,705
(49,595)	(179,956)	–	(1,493,625)	(1,935,893)	(1,797,189)	(3,160,796)
(5,960)	–	–	(42,626)	(66,104)	(15,622)	(55,951)
(72,559)	(20,770)	–	(207,640)	(160,197)	(155,627)	(263,064)
(2,228,368)	(1,510,064)	–	(2,154,302)	(3,309,111)	(2,725,844)	(4,526,672)
(184,218)	(127,353)	(24)	(925,255)	(945,518)	(1,139,705)	(1,117,595)
(15,979)	(14,955)	(3)	(107,778)	(145,603)	(123,604)	(169,773)
(12,652)	(23,643)	–	(82,063)	(87,267)	(114,556)	(130,338)
335,852	937,862	17,044	(1,365,214)	(451,429)	707,882	(640,484)
(156,475)	1,034,729	17,011	(11,130,393)	45,331	(8,757,101)	452,899

3,799,816	2,765,087	–	27,223,324	27,177,993	22,496,216	22,043,317
$ 3,643,341	$ 3,799,816	$ 17,011	$ 16,092,931	$ 27,223,324	$ 13,739,115	$ 22,496,216

0707-0846947

105

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

	SmallCap
	Value I
	Division (1)
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 292,093	$ 151,203
Total realized gains (losses) on investments	977,974	4,231,251
Change in net unrealized appreciation or depreciation of investments	(12,345,715)	(8,229,743)
Net increase (decrease) in net assets resulting from operations	(11,075,648)	(3,847,289)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	11,665,838	25,013,099
Contract terminations and surrenders	(4,195,556)	(4,413,957)
Death benefit payments	(47,396)	(6,505)
Policy loan transfers	(241,492)	(265,305)
Transfers to other contracts	(7,772,065)	(21,862,852)
Cost of insurance and administration charges	(1,409,546)	(1,550,072)
Mortality and expenses charges	(150,063)	(225,246)
Surrender charges	(218,366)	(92,615)
Increase (decrease) in net assets from policy related transactions	(2,368,646)	(3,403,453)
Total increase (decrease)	(13,444,294)	(7,250,742)

Net assets at beginning of period	36,103,116	43,353,858
Net assets at end of period	$ 22,658,822	$ 36,103,116

(1)	Represented the operations of SmallCap Value Division until May 19, 2008 name change.
(2)	Commenced operations on November 24, 2008.
(3)	Commenced operations on November 19, 2007.

See accompanying notes.

106 0707-0846947

Summit	Summit	Summit
EAFE	Russell 2000	S&P	T. Rowe Price
International	Small Cap	MidCap	Equity
Index	Index	400 Index	Income II
Division (2)	Division	Division (3)	Division

2008	2008	2007	2008	2007	2008	2007

$ –	$ 9,964	$ 2,328	$ 609	$ –	$11,138	$ 530
1	(62,776)	32,989	(24,010)	–	(23,435)	2,228
–	(269,094)	(61,170)	(25,116)	–	(197,804)	(1,817)
1	(321,906)	(25,853)	(48,517)	–	(210,101)	941

(1)	839,996	535,721	198,953	–	995,622	6,349
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	(805)	(290)	–	–	–	–
–	(425,334)	(74,945)	(62,578)	–	(143,763)	(2,229)
–	(22,828)	(6,599)	(5,570)	–	(3,935)	(498)
–	(2,255)	(1,113)	(323)	–	(546)	(85)
–	–	–	–	–	–	–
(1)	388,774	452,774	130,482	–	847,378	3,537
–	66,868	426,921	81,965	–	637,277	4,478

–	698,632	271,711	–	–	37,446	32,968
$ –	$ 765,500	$ 698,632	$ 81,965	$ –	$674,723	$ 37,446

0707-0846947

107

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

Templeton
Developing Markets
Securities
Class 2
Division

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 48,733	$ 35,577
Total realized gains (losses) on investments	205,363	209,502
Change in net unrealized appreciation or depreciation of investments	(1,559,851)	172,598
Net increase (decrease) in net assets resulting from operations	(1,305,755)	417,677

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,046,913	2,229,719
Contract terminations and surrenders	(410,413)	(106,628)
Death benefit payments	–	–
Policy loan transfers	(2,536)	(2,250)
Transfers to other contracts	(1,124,180)	(1,235,569)
Cost of insurance and administration charges	(32,828)	(22,516)
Mortality and expenses charges	(4,534)	(3,827)
Surrender charges	22,839	3,766
Increase (decrease) in net assets from policy related transactions	495,261	862,695
Total increase (decrease)	(810,494)	1,280,372

Net assets at beginning of period	2,169,080	888,708
Net assets at end of period	$ 1,358,586	$ 2,169,080

(1)	Commenced operations on May 1, 2007.
(2)	Commenced operations on May 19, 2008.

See accompanying notes.

108 0707-0846947

Templeton	Templeton	Van Eck
Foreign	Global Income	Worldwide	Vanguard
Securities	Securities	Hard Assets	VIF
Class 2	Class 2	Initial Class	Balanced
Division (1)	Division (2)	Division (2)	Division

2008	2007	2008	2008	2008	2007

$ 3,640	$ –	$ 3,742	$ –	$ 706,967	$ 408,302
5,854	(1)	(171)	(7,386)	427,167	749,880
(115,010)	135	489	(96,500)	(6,936,374)	87,697
(105,516)	134	4,060	(103,886)	(5,802,240)	1,245,879

376,528	33,033	138,207	356,046	14,064,668	16,810,989
–	–	–	–	(304,388)	(1,219,917)
–	–	–	–	–	–
–	–	–	–	(109,397)	(25,212)
(23,301)	–	(6,659)	(23,957)	(6,711,398)	(7,621,306)
(1,670)	(9)	(682)	(1,906)	(452,573)	(295,397)
(232)	(9)	(99)	(276)	(62,624)	(49,811)
–	–	–	–	10,153	2,846
351,325	33,015	130,767	329,907	6,434,441	7,602,192
245,809	33,149	134,827	226,021	632,201	8,848,071

33,149	–	–	–	21,821,683	12,973,612
$ 278,958	$ 33,149	$ 134,827	$ 226,021	$ 22,453,884	$ 21,821,683

0707-0846947

109

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

Vanguard
VIF Equity
Index
Division

	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 476,341	$ 278,857
Total realized gains (losses) on investments	(191,072)	961,372
Change in net unrealized appreciation or depreciation of investments	(13,957,170)	(338,570)
Net increase (decrease) in net assets resulting from operations	(13,671,901)	901,659

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	30,646,358	15,176,087
Contract terminations and surrenders	(1,071,391)	(2,117,210)
Death benefit payments	–	–
Policy loan transfers	(110,037)	(19,652)
Transfers to other contracts	(6,594,743)	(8,322,688)
Cost of insurance and administration charges	(486,947)	(342,190)
Mortality and expenses charges	(67,251)	(57,981)
Surrender charges	31,196	67,960
Increase (decrease) in net assets from policy related transactions	22,347,185	4,384,326
Total increase (decrease)	8,675,284	5,285,985

Net assets at beginning of period	21,186,096	15,900,111
Net assets at end of period	$ 29,861,380	$ 21,186,096

See accompanying notes.

110 0707-0846947

Vanguard	Wells Fargo	Wells Fargo
VIF	Advantage VT	Advantage VT
Mid-Cap	Asset	Equity
Index	Allocation	Income
Division	Division	Division

2008	2007	2008	2007	2008	2007

$ 146,608	$ 119,113	$ 36,658	$ 40,012	$ 11,096	$ 8,475
522,901	1,158,119	(9,603)	95,650	42,400	56,466
(5,962,976)	(893,674)	(544,510)	(6,846)	(304,853)	(48,230)
(5,293,467)	383,558	(517,455)	128,816	(251,357)	16,711

5,849,828	15,650,152	591,062	1,279,226	268,638	295,475
(496,374)	(454,831)	(181,115)	(504,350)	(36,514)	(84,798)
–	–	–	–	–	–
(39,209)	2,414,524	8,272	91	(8,522)	(717)
(3,350,528)	(15,092,899)	(535,780)	(512,761)	(72,391)	(58,513)
(220,875)	(201,670)	(69,964)	(75,262)	(39,894)	(34,792)
(30,541)	(34,040)	(7,017)	(9,328)	(3,507)	(3,718)
(13,730)	6,368	(5,776)	1,382	(1,691)	(9,525)
1,698,571	2,287,604	(200,318)	178,998	106,119	103,412
(3,594,896)	2,671,162	(717,773)	307,814	(145,238)	120,123

11,181,584	8,510,422	1,749,612	1,441,798	611,481	491,358
$ 7,586,688	$ 11,181,584	$ 1,031,839	$ 1,749,612	$ 466,243	$ 611,481

0707-0846947

111

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2008 and 2007

	Wells Fargo
	Advantage VT
	Large
	Company
	Growth
	Division
	2008	2007
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 2,316	$ –
Total realized gains (losses) on investments	(10,381)	40,574
Change in net unrealized appreciation or depreciation of investments	(386,325)	26,717
Net increase (decrease) in net assets resulting from operations	(394,390)	67,291

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	294,108	438,604
Contract terminations and surrenders	(5,406)	(38,246)
Death benefit payments	(2,611)	–
Policy loan transfers	(5,271)	(1,892)
Transfers to other contracts	(51,758)	(369,110)
Cost of insurance and administration charges	(32,492)	(27,030)
Mortality and expenses charges	(3,087)	(3,414)
Surrender charges	(1,454)	(4,367)
Increase (decrease) in net assets from policy related transactions	192,029	(5,455)
Total increase (decrease)	(202,361)	61,836

Net assets at beginning of period	849,796	787,960
Net assets at end of period	$ 647,435	$ 849,796

See accompanying notes.

112 0707-0846947

0707-0846947

113

Principal Life Insurance Company Variable Life Separate Account Notes to Financial Statements

December 31, 2008

1. Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Variable Life Separate Account (the Separate Account) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contract holders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2008, contract holder investment options include the following diversified open-end management investment companies:

Principal Variable Contracts Funds, Inc. (1)
Asset Allocation Account
Balanced Account
Bond & Mortgage Securities Account (12)
Diversified International Account
Equity Income Account (5, 15)
Government & High Quality Bond Account
International Emerging Markets Account
International SmallCap Account
LargeCap Blend II Account (17)
LargeCap Growth Account (16)
LargeCap Growth I Account (14)
LargeCap S&P 500 Index Account (18)
LargeCap Value Account (13)
LargeCap Value III Account (19)
LifeTime Strategic Income Account (2)
LifeTime 2010 Account (2)
LifeTime 2020 Account (2)
LifeTime 2030 Account (2)
LifeTime 2040 Account (2)
LifeTime 2050 Account(2)
MidCap Blend Account (21)
MidCap Growth I Account (22)
MidCap Stock Account (10)
MidCap Value II Account (23)
Money Market Account
Mortgage Securities Account (11)
Real Estate Securities Account
Short Term Bond Account
Short-Term Income Account (11)
SmallCap Blend Account (25)
SmallCap Growth II Account (26)
SmallCap Value I Account (27)
Strategic Asset Management Portfolios – Balanced Portfolio Account (7)
Strategic Asset Management Portfolios – Conservative Balanced Portfolio Account (7)
Strategic Asset Management Portfolios – Conservative Growth Portfolio Account (7)
Strategic Asset Management Portfolios – Flexible Income Portfolio Account (7)
Strategic Asset Management Portfolios – Strategic Growth Portfolio Account (7)

0611-0787462

114

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1.	Nature of Operations and Significant Accounting Policies (continued)

AIM V.I. Capital Appreciation Fund Series I (4)
AIM V.I. Capital Appreciation Fund Series II (4)
AIM V.I. Core Equity Fund Series I
AIM V.I. Core Equity Fund – Series II
AIM V.I. Dynamics Fund – Series I
AIM V.I. Global Health Care Fund – Series I
AIM V.I. International Growth Fund – Series I
AIM V.I. Mid Cap Core Equity Fund – Series II (3)
AIM V.I. Small Cap Equity Fund – Series I (6)
AIM V.I. Technology Fund – Series I
AllianceBernstein VP Series Fund Inc.: Global Technology Portfolio – Class A (11)
AllianceBernstein VP Series Fund Inc.: International Growth Portfolio – Class A (11)
AllianceBernstein VP Series Fund Inc.: International Value Portfolio – Class A (9)
AllianceBernstein VP Series Fund Inc.: Small Cap Growth Portfolio – Class A (10)
AllianceBernstein VP Series Fund Inc.: Small/Mid Cap Value Portfolio – Class A (10)
American Century Variable Portfolios, Inc.:
VP Income & Growth Fund – I
VP Income & Growth Fund – II
VP International Fund – II
VP MidCap Value Fund – II (3)
VP Ultra Fund – I
VP Ultra Fund – II
VP Value Fund – II
VP Vista Fund – II (3)
Calvert Variable Series, Inc. Income Portfolio - Initial Share Class (10)
Dreyfus Investment Portfolios, Core Value Portfolio – Service Shares
Dreyfus Socially Responsible Growth Fund Inc. – Service Shares
Dreyfus Variable Investment Fund:
Appreciation Portfolio – Service Shares
Developing Leaders Portfolio – Service Shares
Quality Bond Portfolio – Service Shares
DWS Dreman Small Mid Cap Value VIP – Class B (9)
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio – IC
Equity-Income Portfolio – SC2
Growth Portfolio – SC2
High Income Portfolio – IC
High Income Portfolio – SC2
Fidelity Variable Insurance Products Fund II:
Asset Manager Portfolio – SC2
Contrafund Portfolio – IC
Contrafund Portfolio – SC2
Fidelity Variable Insurance Products Fund III, Mid Cap Portfolio – SC2
Franklin Templeton VIP Trust:
Global Income Securities Fund – Class 2 (9)
Income Securities Fund – Class 2
Mutual Discovery Securities Fund – Class 2
Mutual Shares Fund – Class 2

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1.	Nature of Operations and Significant Accounting Policies (continued)

Franklin Templeton VIP Trust, (continued):
Rising Dividends Securities Fund – Class 2
Small Cap Value Securities Fund – Class 2
Strategic Income Securities Fund – Class 2 (9)
Templeton Developing Markets Securities Fund – Class 2 (3)
Templeton Foreign Securities Fund – Class 2 (7)
Goldman Sachs Variable Insurance Trust, Structured Small Cap Equity Fund – SCI (3)
Janus Aspen Series Balanced Portfolio – Service Shares
Janus Aspen Series Flexible Bond Portfolio – Service Shares
Janus Aspen Series Forty Portfolio – Service Shares (10)
Janus Aspen Series Fundamental Equity Portfolio – Service Shares
Janus Aspen Series International Growth Portfolio – Service Shares
Janus Aspen Series Mid Cap Growth Portfolio – Service Shares
Janus Aspen Series Worldwide Growth Portfolio – Service Shares
JP Morgan Bond Portfolio Series Trust II
JP Morgan Small Company Portfolio Series Trust II
MFS Variable Insurance Trust:
Global Equity Series – Service Class (3)
Growth Series – Service Class (20)
MidCap Growth Series – Service Class
New Discovery Series – Service Class
Research International Series– Service Class (7)
Total Return Series – Service Class (11)
Utilities Series – Service Class (10)
Value Series – Service Class
Neuberger Berman AMT Guardian Portfolio – I Class
Neuberger Berman AMT Partners Portfolio – I Class (3)
Neuberger Berman AMT Small Cap Growth Portfolio – S Class (3, 24)
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares (9)
Pioneer Small Cap Value VCT Portfolio – Class II (11)
Putnam Variable Trust:
Growth & Income Fund – Class IB
International Equity Fund – Class IB
Voyager Fund – Class IB
Summit Mutual Funds:
EAFE International Index Portfolio – Class F (11)
Russell 2000 Small Cap Index Portfolio – Class F (3)
S&P MidCap 400 Index Portfolio – Class F (8)
T. Rowe Price Equity Income Portfolio – II (3)
Van Eck Worldwide Insurance Trust – Worldwide Hard Assets Fund (9)
Vanguard Variable Insurance Fund:
Balanced Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Wells Fargo Advantage Variable Trust Fund:
Asset Allocation Fund
Equity Income Fund
Large Company Growth Fund

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116

Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

1.	Nature of Operations and Significant Accounting Policies (continued)
	(1)	Organized by Principal Life Insurance Company.
	(2)	Commenced operations August 23, 2004.
	(3)	Commenced operations November 21, 2005.
	(4)	Commenced operations April 28, 2006.
	(5)	Commenced operations January 5, 2007.
	(6)	Commenced operations April 30, 2007.
	(7)	Commenced operations May 1, 2007.
	(8)	Commenced operations November 19, 2007.
	(9)	Commenced operations May 19, 2008.
	(10)	Commenced operations July 21, 2008.
	(11)	Commenced operations November 24, 2008.
	(12)	Represented the operations of Bond Division until May 19, 2008 name change.
	(13)	Represented the operations of Capital Value Division until May 19, 2008 name change.
	(14)	Represented the operations of Equity Growth Division until May 19, 2008 name change.
	(15)	Represented the operations of Equity Income I Division until May 19, 2008 name change.
	(16)	Represented the operations of Growth Division until May 19, 2008 name change.
	(17)	Represented the operations of LargeCap Blend Division until May 19, 2008 name change.
	(18)	Represented the operations of LargeCap Stock Index Division until May 19, 2008 name change.
	(19)	Represented the operations of LargeCap Value Division until May 19, 2008 name change.
	(20)	Represented the operations of MFS VIT Emerging Growth Service Class Division until May 19, 2008 name change.
	(21)	Represented the operations of MidCap Division until May 19, 2008 name change.
	(22)	Represented the operations of MidCap Growth Division until May 19, 2008 name change.
	(23)	Represented the operations of MidCap Value Division until May 19, 2008 name change.
	(24)	Represented the operations of Neuberger Berman AMT Fasciano S Class Division until November 24, 2008 name change.
	(25)	Represented the operations of SmallCap Division until May 19, 2008 name change.
	(26)	Represented the operations of SmallCap Growth Division until May 19, 2008 name change.
	(27)	Represented the operations of SmallCap Value Division until May 19, 2008 name change.

Commencement of operations date is the date that the division became available to contractholders.

The assets of the Separate Account are owned by Principal Life. The assets of the Separate Account support the following variable life insurance contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Benefit Variable Universal Life Contracts, Benefit Variable Universal Life II Contracts, Executive Variable Universal Life Contracts, Executive Variable Universal Life II Contracts, Flex Variable Life Contracts, PrinFlex Life® Contracts, Survivorship Variable Universal Life Contracts, Variable Universal Life Accumulator Contracts, Variable Universal Life Accumulator II Contracts, Variable Universal Life Income Contracts, and Variable Universal Life Income II Contracts.

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing NAV per share on December 31, 2008. The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Effective January 1, 2008, the Separate Account adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). For disclosures, SFAS 157 also establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels:

  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
  Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
  Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily net asset value (“NAV”) is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy. The adoption of SFAS 157 had no effect on the recorded investment amounts in the Separate Account.

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118

Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Benefit Variable Universal Life Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value in years 1-10 and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In all years, a sales charge of 6.50% of premiums less than or equal to target premium is deducted from each payment on behalf of each participant. After the fifth year, the sales charge is 6.50% of premiums paid. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Executive Variable Universal Life Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 4.50% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Flex Variable Life Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the asset value of each policy. An annual administration charge of $60 for each policy and a cost of insurance charge, which is based on the Company’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.0% and a tax charge of 2.0% are deducted from each payment made on behalf of each participant. The sales and tax charges are deducted from the payments by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

PrinFlex Life® Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the division values through the ninth policy year. Each month thereafter, the charge will be deducted at an annual rate of 0.27% of the division values. A monthly administration charge of $0.60 for each $1,000 of policy face amount will be deducted from policies in their first year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums less than or equal to target premium and 0.75% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is also deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Survivorship Variable Universal Life Insurance Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.80% of the division values through the ninth policy year. Each month thereafter, the charge is deducted at an annual rate of 0.30% of the division values. A monthly administration charge of $8 is deducted from policies. There is an additional monthly administration charge in the first ten years (and ten years after an increase in the face amount) of $0.08 per $1,000 of face amount. The charge of $0.08 is increased by $0.005 per $1,000 for each insured classified as a smoker. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 5.0% of premiums less than or equal to target premium and 2.0% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Accumulator Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant during the first five policy years. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Accumulator II Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid up to surrender target premium (1.25% of premiums in excess of target premium) is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Income Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums less than or equal to target premium and 1.25% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Income II Contracts – Asset based charges assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Benefit Variable Universal Life II Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.70% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 6.70% of premiums is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Executive Variable Universal Life II Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.20% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.75% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

During the year ended December 31, 2008, management fees were paid indirectly to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Funds, Inc. Investment advisory and management fees are computed at the annual rate of 0.25% of the average daily net assets of the LargeCap S&P 500 Index Account and 0.1225% of the average daily net assets of the Principal LifeTime Accounts. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other accounts are shown in the following tables.

		Net Assets of Accounts (in millions)

					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
Government & High Quality Bond Account	0.50	0.45	0.40	0.35	0.30
International SmallCap Account	1.20	1.15	1.10	1.05	1.00
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
MidCap Growth Account I	0.90	0.85	0.80	0.75	0.70
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
Short-Term Bond Account	0.50	0.45	0.40	0.35	0.30
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

		Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40
LargeCap Value Account II	0.85	0.80	0.75	0.70	0.65
LargeCap Value Account III	0.75	0.70	0.65	0.60	0.55
MidCap Value Account II	1.05	1.00	0.95	0.90	0.85

	Net Assets of Accounts
	First $1	Next $1	Next $1	Over $3
	billion	billion	billion	billion
MidCap Stock Account	0.75%	0.70%	0.65%	0.60%

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

2.	Expenses and Related Party Transactions (continued)

		Net Assets of Accounts (in millions)
				Over
		First $200	Next $300	$500
	Short-Term Income Account	0.50%	0.45%	0.40%

			Net Assets of Accounts (in millions)
				Next $1	Next $1	Over $3
		First $500	Next $500	billion	billion	billion
	LargeCap Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%

		Net Assets of Accounts
		First $2	Over $2
		billion	billion
	Equity Income Account	0.50%	0.45%
	Mortgage Securities Account	0.50	0.45

		Overall Fee
	LargeCap S&P 500 Index
	Account	0.25%

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2008:

Division:	Purchases	Sales

AIM V.I. Capital Appreciation Series I Division:	1,397,669	1,114,068
Benefit Variable Universal Life	$ 158,665	$ 96,258
Executive Variable Universal Life	643,704	467,275
PrinFlex Life®	487,148	478,721
Survivorship Variable Universal Life	39,310	14,225
Principal Variable Universal Life Accumulator	68,842	57,589

AIM V.I. Capital Appreciation Series II Division:	238,575	137,880
Principal Variable Universal Life Accumulator II	125,877	98,603
Principal Variable Universal Life Income	111,978	39,185
Principal Variable Universal Life Income II	720	92

AIM V.I. Core Equity Series I Division:	3,768,990	3,607,016
Benefit Variable Universal Life	124,977	13,042
Executive Variable Universal Life	1,735,134	176,501
Flex Variable Life	14,472	14,960
PrinFlex Life®	1,539,933	2,971,045
Survivorship Variable Universal Life	80,651	53,842
Principal Variable Universal Life Accumulator	273,823	377,626

AIM V.I. Core Equity Series II Division:	1,822,157	1,141,513
Principal Variable Universal Life Accumulator II	851,943	624,739
Principal Variable Universal Life Income	961,842	516,481
Principal Variable Universal Life Income II	8,372	293

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125

Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

AIM V.I. Dynamics Series I Division:	1,040,035	1,167,104
Benefit Variable Universal Life	$ 47,143	$ 92,219
Executive Variable Universal Life	586,754	554,606
Flex Variable Life	391	24
PrinFlex Life®	371,231	480,096
Survivorship Variable Universal Life	15,974	1,850
Principal Variable Universal Life Accumulator	18,542	38,309

AIM V.I. Global Health Care Series I Division:	4,775,633	2,952,477
Benefit Variable Universal Life	261,352	298,105
Benefit Variable Universal Life II	1	–
Executive Variable Universal Life	1,417,018	568,749
Executive Variable Universal Life II	1	–
Flex Variable Life	17,792	2,189
PrinFlex Life®	1,650,810	1,476,929
Survivorship Variable Universal Life	119,429	73,943
Principal Variable Universal Life Accumulator	331,082	272,475
Principal Variable Universal Life Accumulator II	748,168	183,720
Principal Variable Universal Life Income	222,375	76,326
Principal Variable Universal Life Income II	7,605	41

AIM V.I. International Growth Series I Division:	2,986,598	2,984,711
Benefit Variable Universal Life	562,555	434,028
Executive Variable Universal Life	2,424,043	2,550,683

AIM V.I. Mid Cap Core Equity Series II Division:	136,616	5,985
Benefit Variable Universal Life	17,331	5,864
Executive Variable Universal Life	119,285	121

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126

Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

AIM V.I. Small Cap Equity Series I Division:	3,233,309	1,846,082
Benefit Variable Universal Life	$ 376,642 $	187,911
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	2,021,209	755,789
Executive Variable Universal Life II	(1)	–
Flex Variable Life	1,811	5,060
PrinFlex Life®	761,713	845,425
Survivorship Variable Universal Life	20,105	2,211
Principal Variable Universal Life Accumulator	51,831	49,686

AIM V.I. Technology Series I Division:	1,572,190	1,770,146
Benefit Variable Universal Life	104,992	109,328
Executive Variable Universal Life	1,150,014	999,246
Flex Variable Life	9,031	5,296
PrinFlex Life®	239,475	594,819
Survivorship Variable Universal Life	18,505	8,232
Principal Variable Universal Life Accumulator	50,173	53,225

AllianceBernstein Global Technology Division:	(1)	–
Executive Variable Universal Life II	(1)	–

AllianceBernstein International Growth Division:	(1)	–
Benefit Variable Universal Life II	(1)	–

AllianceBernstein International Value Division:	145,653	906
Executive Variable Universal Life	144,317	725
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Income II	1,337	181

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127

Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

AllianceBernstein Small Cap Growth Division:	555	78
Executive Variable Universal Life II	$ (1)	$ –
Principal Variable Universal Life Income II	556	78

AllianceBernstein Small/Mid Cap Value Division:	175	81
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Income II	176	81

American Century VP Income & Growth Division:	1,205,734	1,050,535
Flex Variable Life	4,990	2,288
PrinFlex Life®	866,398	823,027
Survivorship Variable Universal Life	41,953	6,704
Principal Variable Universal Life Accumulator	292,393	218,516

American Century VP I Ultra Division:	1,199,538	1,117,496
Flex Variable Life	3,444	981
PrinFlex Life®	837,638	896,478
Survivorship Variable Universal Life	122,026	47,718
Principal Variable Universal Life Accumulator	236,430	172,319

American Century VP II Income & Growth Division:	962,293	825,881
Benefit Variable Universal Life	85,135	41,098
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	310,397	560,142
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Accumulator II	281,387	143,011
Principal Variable Universal Life Income	280,615	81,498
Principal Variable Universal Life Income II	4,761	132

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

American Century VP II International Division:	372,900	284,456
Benefit Variable Universal Life	$ 25,728	$ 12,901
Executive Variable Universal Life	347,172	271,555

American Century VP II MidCap Value Division:	496,772	69,601
Benefit Variable Universal Life	36,664	16,126
Executive Variable Universal Life	460,108	53,475

American Century VP II Ultra Division:	1,556,802	728,424
Benefit Variable Universal Life	101,427	73,684
Executive Variable Universal Life	1,016,066	408,686
Principal Variable Universal Life Accumulator II	290,099	150,548
Principal Variable Universal Life Income	149,210	95,506

American Century VP II Value Division:	5,676,003	5,429,372
Benefit Variable Universal Life	498,952	568,056
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	2,432,876	2,407,767
Executive Variable Universal Life II	(1)	–
Flex Variable Life	5,195	2,432
PrinFlex Life®	1,109,213	1,347,510
Survivorship Variable Universal Life	217,809	143,156
Principal Variable Universal Life Accumulator	238,812	196,983
Principal Variable Universal Life Accumulator II	672,366	482,776
Principal Variable Universal Life Income	489,806	280,541
Principal Variable Universal Life Income II	10,976	151

American Century VP II Vista Division:	449,111	51,108
Benefit Variable Universal Life	38,068	16,259
Executive Variable Universal Life	409,708	34,785
Principal Variable Universal Life Income II	1,335	64

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Asset Allocation Division:	7,142,809	6,304,923
Flex Variable Life	$ 14,371	$ 7,581
PrinFlex Life®	5,603,211	5,372,183
Survivorship Variable Universal Life	228,235	65,062
Principal Variable Universal Life Accumulator	527,356	524,955
Principal Variable Universal Life Accumulator II	455,840	258,510
Principal Variable Universal Life Income	313,796	76,632

Balanced Division:	4,506,668	5,149,754
Flex Variable Life	397,583	463,650
PrinFlex Life®	2,850,629	3,940,451
Survivorship Variable Universal Life	108,263	72,969
Principal Variable Universal Life Accumulator	334,576	256,084
Principal Variable Universal Life Accumulator II	474,503	310,263
Principal Variable Universal Life Income	341,114	106,337

Bond & Mortgage Securities Division:	23,045,727	24,758,555
Benefit Variable Universal Life	930,595	701,370
Executive Variable Universal Life	10,658,906	5,376,129
Flex Variable Life	373,780	812,194
PrinFlex Life®	6,728,826	14,272,794
Survivorship Variable Universal Life	286,576	358,676
Principal Variable Universal Life Accumulator	827,458	843,008
Principal Variable Universal Life Accumulator II	1,659,694	1,466,576
Principal Variable Universal Life Income	1,573,266	927,762
Principal Variable Universal Life Income II	6,626	46

Calvert Variable Series Income Port. Initial Shares Division:	5,597	152
Principal Variable Universal Life Income II	5,597	152

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Diversified International Division:	56,205,222	27,649,681
Benefit Variable Universal Life	$ 1,933,691	$ 671,973
Executive Variable Universal Life	19,459,774	7,169,307
Flex Variable Life	110,711	57,027
PrinFlex Life®	18,864,683	14,722,503
Survivorship Variable Universal Life	1,180,125	407,601
Principal Variable Universal Life Accumulator	5,134,136	1,133,627
Principal Variable Universal Life Accumulator II	4,807,760	2,125,672
Principal Variable Universal Life Income	4,681,007	1,360,489
Principal Variable Universal Life Income II	33,335	1,482

Dreyfus IP Core Value Service Shares Division:	404,380	367,126
Benefit Variable Universal Life	15,756	14,443
Executive Variable Universal Life	388,625	352,683
Executive Variable Universal Life II	(1)	–

Dreyfus Socially Responsible Growth Service Shares Division:		17,396
Benefit Variable Universal Life	833	1,036
Executive Variable Universal Life	47,722	16,360

Dreyfus VIF Appreciation Service Shares Division:	485,959	291,107
Benefit Variable Universal Life	98,814	93,808
Executive Variable Universal Life	387,145	197,299

Dreyfus VIF Developing Leaders Service Shares Division:	1,478,368	1,392,398
Benefit Variable Universal Life	82,520	106,486
Executive Variable Universal Life	314,723	747,719
Principal Variable Universal Life Accumulator II	544,483	303,798
Principal Variable Universal Life Income	536,642	234,395

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Dreyfus VIF Quality Bond Service Shares Division:	1,231,557	181,736
Benefit Variable Universal Life	$ 139,042	$ 82,549
Executive Variable Universal Life	1,092,515	99,187

DWS Dreman Small Mid Cap Value Class B Division:	320,961	8,399
Benefit Variable Universal Life II	–	(1)
Executive Variable Universal Life	311,674	8,219
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Income II	9,288	181

Equity Income Division:	3,081,190	1,941,953
Flex Variable Life	22,143	5,334
PrinFlex Life®	1,670,505	1,315,268
Survivorship Variable Universal Life	100,214	48,930
Principal Variable Universal Life Accumulator	185,676	184,520
Principal Variable Universal Life Accumulator II	576,930	192,352
Principal Variable Universal Life Income	525,722	195,549

Fidelity VIP Equity-Income Initial Class Division:	6,164,861	12,219,629
Flex Variable Life	8,154	19,416
PrinFlex Life®	5,247,757	11,266,880
Survivorship Variable Universal Life	314,321	199,093
Principal Variable Universal Life Accumulator	594,629	734,240

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Fidelity VIP Equity-Income Service Class 2 Division:	11,416,011	7,778,067
Benefit Variable Universal Life	$ 855,715	$ 555,034
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	7,774,753	5,674,580
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Accumulator II	1,471,380	1,013,928
Principal Variable Universal Life Income	1,309,228	534,373
Principal Variable Universal Life Income II	4,937	152

Fidelity VIP Growth Service Class 2 Division:	5,215,693	3,840,803
Benefit Variable Universal Life	633,687	275,199
Executive Variable Universal Life	2,349,640	2,095,829
Flex Variable Life	14,217	2,705
PrinFlex Life®	775,654	710,528
Survivorship Variable Universal Life	62,833	35,781
Principal Variable Universal Life Accumulator	201,796	127,156
Principal Variable Universal Life Accumulator II	468,600	368,269
Principal Variable Universal Life Income	709,266	225,336

Fidelity VIP High Income Initial Class Division:	2,006,444	3,536,655
Flex Variable Life	4,710	11,966
PrinFlex Life®	1,761,671	3,414,826
Survivorship Variable Universal Life	99,000	45,945
Principal Variable Universal Life Accumulator	141,063	63,918

Fidelity VIP High Income Service Class 2 Division:	5,566,338	2,951,297
Benefit Variable Universal Life	634,466	226,761
Executive Variable Universal Life	4,600,131	2,543,898
Principal Variable Universal Life Accumulator II	191,200	141,156
Principal Variable Universal Life Income	135,856	39,244
Principal Variable Universal Life Income II	4,685	238

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Fidelity VIP II Asset Manager Service Class 2 Division:	2,266,400	975,140
Benefit Variable Universal Life	$ 881,657	$ 286,443
Executive Variable Universal Life	1,384,743	688,697

Fidelity VIP II Contrafund Initial Class Division:	15,649,353	23,679,356
Flex Variable Life	213,693	257,643
PrinFlex Life®	13,758,629	21,730,067
Survivorship Variable Universal Life	667,868	474,788
Principal Variable Universal Life Accumulator	1,009,163	1,216,858

Fidelity VIP II Contrafund Service Class 2 Division:	28,763,637	14,094,480
Benefit Variable Universal Life	2,572,490	1,651,841
Executive Variable Universal Life	21,805,971	10,350,058
Principal Variable Universal Life Accumulator II	2,032,023	1,246,401
Principal Variable Universal Life Income	2,312,959	844,645
Principal Variable Universal Life Income II	40,194	1,535

Fidelity VIP III Mid Cap Service Class 2 Division:	15,418,937	9,752,577
Benefit Variable Universal Life	2,157,576	1,111,858
Benefit Variable Universal Life II	2,223	6
Executive Variable Universal Life	11,228,321	7,695,179
Principal Variable Universal Life Accumulator II	1,010,967	647,116
Principal Variable Universal Life Income	1,005,929	298,049
Principal Variable Universal Life Income II	13,921	369

Franklin Income Securities Class 2 Division:	4,498,439	2,994,589
Benefit Variable Universal Life	1,087,417	577,465
Executive Variable Universal Life	3,411,022	2,417,124

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Franklin Mutual Discovery Class 2 Division:	5,842,190	3,587,217
Benefit Variable Universal Life	$ 985,017	$ 549,047
Executive Variable Universal Life	4,848,506	3,038,008
Principal Variable Universal Life Income II	8,667	162

Franklin Mutual Shares Class 2 Division:	4,333,912	2,551,130
Benefit Variable Universal Life	683,045	396,802
Executive Variable Universal Life	3,650,867	2,154,328

Franklin Rising Dividends Class 2 Division:	1,064,759	1,661,900
Benefit Variable Universal Life	192,018	302,352
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	871,099	1,359,422
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Income II	1,644	126

Franklin Small Cap Value Securities Class 2 Division:	3,886,217	2,210,006
Benefit Variable Universal Life	681,591	579,126
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	3,204,628	1,630,880
Executive Variable Universal Life II	(1)	–

Franklin Strategic Income Securities Class 2 Division:		61,790
Executive Variable Universal Life	334,960	61,790

Goldman Sachs Structured Small Cap Equity Service Class I
Division:	396,499	240,466
Benefit Variable Universal Life	101,409	77,944
Executive Variable Universal Life	295,090	162,522

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Government & High Quality Bond Division:	22,286,570	22,743,320
Benefit Variable Universal Life	$ 1,189,825	$ 1,816,454
Executive Variable Universal Life	10,111,773	6,037,618
Flex Variable Life	47,418	175,314
PrinFlex Life®	7,070,382	11,532,867
Survivorship Variable Universal Life	362,494	360,751
Principal Variable Universal Life Accumulator	1,084,369	1,324,215
Principal Variable Universal Life Accumulator II	1,390,614	1,018,036
Principal Variable Universal Life Income	1,005,442	477,816
Principal Variable Universal Life Income II	24,253	249

International Emerging Markets Division:	21,568,267	10,757,139
Benefit Variable Universal Life	164,854	22,372
Benefit Variable Universal Life II	2,223	6
Executive Variable Universal Life	4,322,050	645,952
Flex Variable Life	490,177	142,538
PrinFlex Life®	7,441,041	6,273,803
Survivorship Variable Universal Life	512,122	283,150
Principal Variable Universal Life Accumulator	1,676,931	783,520
Principal Variable Universal Life Accumulator II	3,765,920	1,744,688
Principal Variable Universal Life Income	3,168,938	859,610
Principal Variable Universal Life Income II	24,011	1,500

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

International SmallCap Division:	29,480,773	21,510,940
Benefit Variable Universal Life	$ 1,688,574	$ 1,245,207
Executive Variable Universal Life	10,873,949	5,993,005
Flex Variable Life	51,393	105,550
PrinFlex Life®	10,401,878	11,290,241
Survivorship Variable Universal Life	613,753	368,754
Principal Variable Universal Life Accumulator	1,087,997	710,403
Principal Variable Universal Life Accumulator II	2,628,111	1,075,129
Principal Variable Universal Life Income	2,113,658	721,593
Principal Variable Universal Life Income II	21,460	1,058

Janus Aspen Balanced Service Shares Division:	1,741,105	1,455,174
Benefit Variable Universal Life	108,826	175,453
Executive Variable Universal Life	1,632,279	1,279,721

Janus Aspen Flexible Bond Service Shares Division:	8,726,447	3,808,849
Benefit Variable Universal Life	1,103,256	487,742
Executive Variable Universal Life	7,623,191	3,321,107

Janus Aspen Forty Service Shares Division:	1,219	20
Principal Variable Universal Life Income II	1,219	20

Janus Aspen Fundamental Equity Service Shares Division:	1,894,422	859,978
Benefit Variable Universal Life	299,412	154,999
Executive Variable Universal Life	1,595,010	704,979

Janus Aspen International Growth Service Shares Division:	4,221,538	1,641,716
Benefit Variable Universal Life	713,542	591,871
Executive Variable Universal Life	3,507,996	1,049,845

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Janus Aspen Mid Cap Growth Service Shares Division:	4,842,483	4,069,003
Benefit Variable Universal Life	$ 121,858	$ 98,661
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	2,279,655	922,739
Executive Variable Universal Life II	(1)	–
Flex Variable Life	3,237	6,334
PrinFlex Life®	2,075,408	2,795,691
Survivorship Variable Universal Life	75,909	34,205
Principal Variable Universal Life Accumulator	286,418	211,373

Janus Aspen Worldwide Growth Service Shares Division:	425,240	472,132
Benefit Variable Universal Life	150,780	80,031
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	274,462	392,101
Executive Variable Universal Life II	(1)	–

JP Morgan Bond Portfolio Series Trust II Division:	1,582,728	1,527,449
Benefit Variable Universal Life	95,993	23,556
Executive Variable Universal Life	1,486,735	1,503,893

JP Morgan Small Company Portfolio Series Trust II Division:	3,063,854	2,208,608
Benefit Variable Universal Life	348,634	317,471
Executive Variable Universal Life	2,715,220	1,891,137

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Blend II Division:	9,558,996	4,108,161
Benefit Variable Universal Life	$ 436,859	$ 242,543
Executive Variable Universal Life	1,130,273	623,564
Flex Variable Life	57,912	12,287
PrinFlex Life®	2,572,522	1,554,606
Survivorship Variable Universal Life	134,096	17,378
Principal Variable Universal Life Accumulator	756,070	291,618
Principal Variable Universal Life Accumulator II	2,564,585	793,237
Principal Variable Universal Life Income	1,900,903	572,674
Principal Variable Universal Life Income II	5,776	254

LargeCap Growth Division:	8,783,805	8,264,808
Benefit Variable Universal Life	219,558	168,015
Executive Variable Universal Life	3,162,876	1,308,748
Flex Variable Life	10,251	16,723
PrinFlex Life®	4,284,755	6,103,652
Survivorship Variable Universal Life	175,150	148,195
Principal Variable Universal Life Accumulator	198,063	167,144
Principal Variable Universal Life Accumulator II	257,236	202,788
Principal Variable Universal Life Income	475,916	149,543

LargeCap Growth I Division:	15,786,974	19,765,931
Benefit Variable Universal Life	428,466	243,300
Executive Variable Universal Life	3,455,990	1,733,171
Flex Variable Life	37,550	31,247
PrinFlex Life®	8,838,535	14,878,406
Survivorship Variable Universal Life	381,866	422,917
Principal Variable Universal Life Accumulator	551,621	1,112,710
Principal Variable Universal Life Accumulator II	1,033,727	824,361
Principal Variable Universal Life Income	1,036,625	519,291
Principal Variable Universal Life Income II	22,594	528

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap S&P 500 Index Division:	7,989,086	20,254,867
Flex Variable Life	$ 33,790	$ 487,584
PrinFlex Life®	5,093,839	17,750,800
Survivorship Variable Universal Life	351,269	187,520
Principal Variable Universal Life Accumulator	528,504	652,071
Principal Variable Universal Life Accumulator II	1,192,489	555,049
Principal Variable Universal Life Income	780,086	621,478
Principal Variable Universal Life Income II	9,109	365

LargeCap Value Division:	16,697,636	10,178,696
Benefit Variable Universal Life	94,140	82,950
Executive Variable Universal Life	1,545,764	447,860
Flex Variable Life	1,183,362	816,296
PrinFlex Life®	8,472,225	6,926,048
Survivorship Variable Universal Life	376,946	260,072
Principal Variable Universal Life Accumulator	3,464,950	938,936
Principal Variable Universal Life Accumulator II	873,246	465,987
Principal Variable Universal Life Income	658,018	239,950
Principal Variable Universal Life Income II	28,985	597

LargeCap Value III Division:	8,643,339	9,045,312
Benefit Variable Universal Life	978,674	730,712
Executive Variable Universal Life	2,796,281	3,993,219
Flex Variable Life	10,449	20,323
PrinFlex Life®	1,342,558	2,313,305
Survivorship Variable Universal Life	152,583	106,758
Principal Variable Universal Life Accumulator	455,774	389,447
Principal Variable Universal Life Accumulator II	1,506,656	931,740
Principal Variable Universal Life Income	1,398,663	559,731
Principal Variable Universal Life Income II	1,701	77

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LifeTime Strategic Income Division:	484,006	98,499
Benefit Variable Universal Life	$ 21,477	$ 4,122
Executive Variable Universal Life	363,751	62,748
Principal Variable Universal Life Accumulator II	12,609	1,545
Principal Variable Universal Life Income	85,499	30,016
Principal Variable Universal Life Income II	670	68

LifeTime 2010 Division:	2,399,911	1,077,696
Benefit Variable Universal Life	334,117	172,335
Executive Variable Universal Life	1,805,811	812,951
Principal Variable Universal Life Accumulator	904	–
Principal Variable Universal Life Accumulator II	71,867	26,978
Principal Variable Universal Life Income	187,212	65,432

LifeTime 2020 Division:	6,841,075	2,002,236
Benefit Variable Universal Life	1,497,704	397,045
Executive Variable Universal Life	3,425,223	999,294
Principal Variable Universal Life Accumulator II	760,212	156,853
Principal Variable Universal Life Income	1,155,771	448,912
Principal Variable Universal Life Income II	2,165	132

LifeTime 2030 Division:	5,922,733	2,144,224
Benefit Variable Universal Life	654,101	232,915
Executive Variable Universal Life	2,405,357	641,959
Principal Variable Universal Life Accumulator II	649,424	300,386
Principal Variable Universal Life Income	2,174,602	968,212
Principal Variable Universal Life Income II	39,249	752

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LifeTime 2040 Division:	4,793,964	2,775,828
Benefit Variable Universal Life	$ 407,709	$ 56,143
Executive Variable Universal Life	852,515	240,746
Principal Variable Universal Life Accumulator II	604,670	361,121
Principal Variable Universal Life Income	2,923,596	2,117,335
Principal Variable Universal Life Income II	5,474	483

LifeTime 2050 Division:	3,498,428	1,235,071
Benefit Variable Universal Life	483,458	105,638
Executive Variable Universal Life	879,931	413,003
Principal Variable Universal Life Accumulator II	397,357	148,238
Principal Variable Universal Life Income	1,715,464	562,941
Principal Variable Universal Life Income II	22,218	5,251

MFS VIT Global Equity Service Class Division:	227,505	68,637
Benefit Variable Universal Life	12,269	25,465
Executive Variable Universal Life	215,236	43,172

MFS VIT Growth Service Class Division:	972,725	392,608
Benefit Variable Universal Life	197,537	196,162
Executive Variable Universal Life	775,188	196,446

MFS VIT MidCap Growth Service Class Division:	185,305	183,165
Benefit Variable Universal Life	71,058	24,829
Executive Variable Universal Life	114,247	158,336

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Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MFS VIT New Discovery Service Class Division:	908,372	383,286
Benefit Variable Universal Life	$ 184,928	$ 90,021
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	470,236	124,341
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Accumulator II	181,605	143,840
Principal Variable Universal Life Income	71,605	25,084

MFS VIT Research International Service Class Division:	1,038	137
Benefit Variable Universal Life	1,038	137

MFS VIT Utilities Service Class Division:	10,143	248
Principal Variable Universal Life Income II	10,143	248

MFS VIT Value Service Class Division:	6,306,930	893,734
Benefit Variable Universal Life	711,793	172,865
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	5,595,139	720,869
Executive Variable Universal Life II	(1)	–

MidCap Blend Division:	28,881,575	24,175,940
Benefit Variable Universal Life	692,363	294,209
Executive Variable Universal Life	6,757,939	2,270,630
Flex Variable Life	2,427,957	2,584,280
PrinFlex Life®	13,195,057	15,572,639
Survivorship Variable Universal Life	663,908	344,630
Principal Variable Universal Life Accumulator	1,414,212	1,246,513
Principal Variable Universal Life Accumulator II	2,012,693	1,198,914
Principal Variable Universal Life Income	1,652,670	662,942
Principal Variable Universal Life Income II	64,776	1,183

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Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MidCap Growth I Division:	8,192,436	6,250,512
Benefit Variable Universal Life	$ 215,947	$ 156,758
Executive Variable Universal Life	2,477,901	1,201,506
Flex Variable Life	13,153	15,486
PrinFlex Life®	2,794,467	3,472,615
Survivorship Variable Universal Life	221,195	91,726
Principal Variable Universal Life Accumulator	499,009	444,879
Principal Variable Universal Life Accumulator II	1,086,843	527,772
Principal Variable Universal Life Income	876,842	339,220
Principal Variable Universal Life Income II	7,079	550

MidCap Stock Division:	86	–
Principal Variable Universal Life Income II	86	–

MidCap Value II Division:	10,569,880	9,282,790
Benefit Variable Universal Life	621,341	552,633
Executive Variable Universal Life	4,129,689	3,041,991
Flex Variable Life	21,466	13,678
PrinFlex Life®	2,090,347	3,637,837
Survivorship Variable Universal Life	207,709	108,828
Principal Variable Universal Life Accumulator	557,743	443,140
Principal Variable Universal Life Accumulator II	1,418,146	876,314
Principal Variable Universal Life Income	1,513,539	607,781
Principal Variable Universal Life Income II	9,900	588

0707-0846947

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Money Market Division:	233,405,105	161,790,325
Benefit Variable Universal Life	$ 11,053,250	$ 6,346,310
Benefit Variable Universal Life II	135	135
Executive Variable Universal Life	134,759,241	80,624,331
Executive Variable Universal Life II	(4)	–
Flex Variable Life	1,019,115	722,959
PrinFlex Life®	43,736,441	41,259,939
Survivorship Variable Universal Life	3,254,397	1,819,279
Principal Variable Universal Life Accumulator	3,888,971	1,950,512
Principal Variable Universal Life Accumulator II	11,660,219	9,289,322
Principal Variable Universal Life Income	17,987,508	15,070,650
Principal Variable Universal Life Income II	6,045,832	4,706,888

Mortgage Securities Division:	7,475,297	2,350,568
Principal Variable Universal Life Accumulator II	3,022	–

Neuberger Berman AMT Guardian I Class Division:	342,951	314,127
Benefit Variable Universal Life	84,207	22,307
Executive Variable Universal Life	258,744	291,820

Neuberger Berman AMT Partners Division:	3,319,474	769,564
Benefit Variable Universal Life	195,531	51,300
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	3,122,049	718,165
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Income II	1,896	99

Neuberger Berman AMT Small Cap Growth S Class Division:		91,546
Benefit Variable Universal Life	14,804	813
Executive Variable Universal Life	131,902	90,733

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Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Oppenheimer Main Street Small Cap Service Shares Division:		48
Benefit Variable Universal Life II	$ (1)	$ –
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Income II	723	48

Pioneer Small Cap Value VCT Class II Division:	(1)	(1)
Benefit Variable Universal Life II	–	(1)
Executive Variable Universal Life II	(1)	–

Putnam VT Growth & Income Class IB Division:	237,976	287,245
Benefit Variable Universal Life	218,106	116,694
Executive Variable Universal Life	19,870	170,551

Putnam VT International Equity Class IB Division:	1,598,596	1,722,217
Benefit Variable Universal Life	611,275	794,897
Executive Variable Universal Life	987,321	927,320

Putnam VT Voyager Class IB Division:	3,881,060	6,253,928
Benefit Variable Universal Life	17,092	51,190
Executive Variable Universal Life	494,250	885,803
Flex Variable Life	2,260	1,780
PrinFlex Life®	3,014,007	4,723,623
Survivorship Variable Universal Life	112,371	115,725
Principal Variable Universal Life Accumulator	241,080	475,807

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Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Real Estate Securities Division:	30,874,347	18,669,212
Benefit Variable Universal Life	$ 2,659,370	$ 1,014,497
Benefit Variable Universal Life II	2,291	6
Executive Variable Universal Life	11,505,869	5,689,747
Flex Variable Life	41,415	24,622
PrinFlex Life®	9,186,142	8,498,655
Survivorship Variable Universal Life	1,245,011	655,645
Principal Variable Universal Life Accumulator	1,656,903	972,908
Principal Variable Universal Life Accumulator II	2,525,013	1,216,506
Principal Variable Universal Life Income	2,037,682	595,619
Principal Variable Universal Life Income II	14,651	1,007

SAM Balanced Portfolio Division:	3,582,174	652,092
Benefit Variable Universal Life	12,779	2,263
Executive Variable Universal Life	1,222,927	106,710
PrinFlex Life®	33,810	149
Principal Variable Universal Life Accumulator	44,717	55
Principal Variable Universal Life Accumulator II	384,561	89,118
Principal Variable Universal Life Income	1,677,801	443,274
Principal Variable Universal Life Income II	205,579	10,523

SAM Conservative Balanced Portfolio Division:	1,647,714	109,445
Benefit Variable Universal Life	21,466	5,711
Benefit Variable Universal Life II	131	–
Executive Variable Universal Life	919,471	45,938
Principal Variable Universal Life Accumulator	1,637	18
Principal Variable Universal Life Accumulator II	334,767	19,221
Principal Variable Universal Life Income	345,396	37,331
Principal Variable Universal Life Income II	24,846	1,226

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SAM Conservative Growth Portfolio Division:	6,557,470	824,119
Benefit Variable Universal Life	$ 71,552	$ 4,962
Executive Variable Universal Life	718,797	202,685
PrinFlex Life®	131,010	526
Principal Variable Universal Life Accumulator II	566,897	164,224
Principal Variable Universal Life Income	3,269,484	437,755
Principal Variable Universal Life Income II	1,799,730	13,967

SAM Flexible Income Portfolio Division:	1,134,849	183,351
Benefit Variable Universal Life	7,555	6,071
Executive Variable Universal Life	333,292	78,142
PrinFlex Life®	25,367	78
Principal Variable Universal Life Accumulator II	163,210	60,492
Principal Variable Universal Life Income	579,033	37,889
Principal Variable Universal Life Income II	26,392	679

SAM Strategic Growth Portfolio Division:	6,120,542	944,571
Benefit Variable Universal Life	221,473	12,162
Executive Variable Universal Life	1,479,692	173,256
PrinFlex Life®	226,072	77
Principal Variable Universal Life Accumulator	619	51
Principal Variable Universal Life Accumulator II	922,069	136,564
Principal Variable Universal Life Income	3,103,994	616,523
Principal Variable Universal Life Income II	166,623	5,938

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Short Term Bond Division:	3,089,169	2,570,279
Benefit Variable Universal Life	$ 297,919	$ 301,513
Executive Variable Universal Life	1,283,075	1,167,053
Flex Variable Life	202,633	22,766
PrinFlex Life®	507,157	342,561
Survivorship Variable Universal Life	76,098	69,913
Principal Variable Universal Life Accumulator	171,303	188,331
Principal Variable Universal Life Accumulator II	376,603	362,912
Principal Variable Universal Life Income	168,092	114,993
Principal Variable Universal Life Income II	6,289	237

Short-Term Income Division:	#REF!	#REF!
PrinFlex Life®	4,344	–
Survivorship Variable Universal Life	4,056	27
Principal Variable Universal Life Accumulator II	3,818	–
Principal Variable Universal Life Income	4,853	–

SmallCap Blend Division:	6,470,754	5,014,103
Benefit Variable Universal Life	157,506	103,199
Executive Variable Universal Life	876,527	751,292
Flex Variable Life	30,826	16,550
PrinFlex Life®	2,937,347	3,244,461
Survivorship Variable Universal Life	136,181	63,198
Principal Variable Universal Life Accumulator	1,561,432	478,239
Principal Variable Universal Life Accumulator II	397,960	223,524
Principal Variable Universal Life Income	372,975	133,640

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SmallCap Growth II Division:	6,780,029	6,072,488
Benefit Variable Universal Life	$ 253,055	$ 134,749
Executive Variable Universal Life	2,839,710	1,314,953
Flex Variable Life	26,982	41,246
PrinFlex Life®	2,502,434	3,734,235
Survivorship Variable Universal Life	134,192	131,246
Principal Variable Universal Life Accumulator	231,490	264,026
Principal Variable Universal Life Accumulator II	388,545	300,850
Principal Variable Universal Life Income	387,846	150,547
Principal Variable Universal Life Income II	15,775	636

SmallCap Value I Division:	15,504,308	14,036,132
Benefit Variable Universal Life	1,014,977	617,894
Executive Variable Universal Life	6,408,217	4,287,471
Flex Variable Life	336,914	88,925
PrinFlex Life®	4,755,550	7,114,280
Survivorship Variable Universal Life	319,304	261,563
Principal Variable Universal Life Accumulator	730,938	637,989
Principal Variable Universal Life Accumulator II	991,882	639,554
Principal Variable Universal Life Income	933,352	387,729
Principal Variable Universal Life Income II	13,174	727

Summit EAFE International Index Division:	(1)	–
Benefit Variable Universal Life II	(1)	–

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Summit Russell 2000 Small Cap Index Division:	896,302	451,222
Benefit Variable Universal Life	$ 152,420	$ 47,755
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	566,966	367,285
Executive Variable Universal Life II	(1)	–
Principal Variable Universal Life Accumulator II	38,415	13,000
Principal Variable Universal Life Income	130,029	22,925
Principal Variable Universal Life Income II	8,474	257

Summit S&P MidCap 400 Index Division:	200,774	68,471
Principal Variable Universal Life Accumulator II	47,687	26,261
Principal Variable Universal Life Income	150,965	41,975
Principal Variable Universal Life Income II	2,122	235

T. Rowe Price Equity Income II Division:	1,007,755	148,244
Benefit Variable Universal Life	67,343	1,024
Executive Variable Universal Life	940,412	147,220

Templeton Developing Markets Class 2 Division:	2,460,935	1,551,652
Benefit Variable Universal Life	214,363	119,265
Executive Variable Universal Life	2,246,572	1,432,387

Templeton Foreign Securities Class 2 Division:	395,064	25,203
Benefit Variable Universal Life	7,117	231
Executive Variable Universal Life	387,947	24,972

Templeton Global Income Securities Class 2 Division:		–
Executive Variable Universal Life	141,949	7,440

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Van Eck Worldwide Hard Assets Initial Class Division:	356,046	26,139
Benefit Variable Universal Life	$ 32,807	$ 13,554
Executive Variable Universal Life	323,239	12,585

Vanguard VIF Balanced Division:	15,732,669	7,630,227
Benefit Variable Universal Life	4,125,464	1,733,613
Executive Variable Universal Life	11,607,205	5,896,614

Vanguard VIF Equity Index Division:	31,934,242	8,299,173
Benefit Variable Universal Life	2,139,920	1,486,834
Executive Variable Universal Life	29,794,322	6,812,339

Vanguard VIF Mid-Cap Index Division:	7,286,586	4,151,257
Benefit Variable Universal Life	1,535,388	1,057,279
Benefit Variable Universal Life II	(1)	–
Executive Variable Universal Life	5,751,200	3,093,978
Executive Variable Universal Life II	(1)	–

Wells Fargo Advantage VT Asset Allocation Division:	758,321	791,433
Benefit Variable Universal Life	11,040	19,782
Executive Variable Universal Life	342,158	369,694
Flex Variable Life	1,063	53
PrinFlex Life®	139,395	165,476
Survivorship Variable Universal Life	7,308	2,049
Principal Variable Universal Life Accumulator	53,245	47,368
Principal Variable Universal Life Accumulator II	90,201	161,423
Principal Variable Universal Life Income	113,911	25,588

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Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Wells Fargo Advantage VT Equity Income Division:	369,030	162,521
Benefit Variable Universal Life	$ 4,089	$ 2,900
Flex Variable Life	678	99
PrinFlex Life®	141,029	98,474
Survivorship Variable Universal Life	45,531	7,068
Principal Variable Universal Life Accumulator	14,613	8,331
Principal Variable Universal Life Accumulator II	45,660	27,263
Principal Variable Universal Life Income	117,430	18,386

Wells Fargo Advantage VT Large Company Growth Division:		102,079
Benefit Variable Universal Life	1,872	4,063
Executive Variable Universal Life	105,319	12,117
PrinFlex Life®	107,067	49,149
Survivorship Variable Universal Life	2,930	919
Principal Variable Universal Life Accumulator	5,285	2,388
Principal Variable Universal Life Accumulator II	44,679	24,239
Principal Variable Universal Life Income	29,272	9,204

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Capital Appreciation Series I Division:
Benefit Variable Universal Life	19,235	10,889	37,643	47,304
Executive Variable Universal Life	82,018	49,991	31,543	17,540
PrinFlex Life®	68,087	73,666	36,420	74,911
Survivorship Variable Universal Life	4,158	1,518	6,236	1,340
Variable Universal Life Accumulator	8,130	6,334	6,533	4,461

AIM V.I. Capital Appreciation Series II Division:
Variable Universal Life Accumulator II	14,763	11,710	15,382	13,600
Variable Universal Life Income	12,321	4,474	4,941	1,580
Variable Universal Life Income II	108	14	–	–

AIM V.I. Core Equity Series I Division:
Benefit Variable Universal Life	10,626	1,168	5,020	2,983
Executive Variable Universal Life	173,290	19,278	86,721	24,042
Flex Variable Life	1,184	1,325	1,066	2,113
PrinFlex Life®	136,188	301,144	152,740	140,315
Survivorship Variable Universal Life	6,156	4,635	9,617	14,693
Variable Universal Life Accumulator	21,978	33,602	22,645	21,698

AIM V.I. Core Equity Series II Division:
Variable Universal Life Accumulator II	50,189	39,579	48,847	36,235
Variable Universal Life Income	56,319	33,986	60,132	19,170
Variable Universal Life Income II	663	24	-	-

AIM V.I. Dynamics Series I Division:
Benefit Variable Universal Life	5,171	9,193	9,548	3,470
Executive Variable Universal Life	64,232	57,804	138,351	88,401
Flex Variable Life	45	–	333	-
PrinFlex Life®	50,457	59,864	36,024	30,548
Survivorship Variable Universal Life	1,570	205	-	37
Variable Universal Life Accumulator	2,079	3,742	5,680	1,444

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Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Global Health Care Series I Division:
Benefit Variable Universal Life	15,982	26,500	34,835	22,035
Executive Variable Universal Life	112,849	53,173	39,748	28,351
Flex Variable Life	1,011	186	437	131
PrinFlex Life®	104,681	139,337	66,816	83,911
Survivorship Variable Universal Life	5,169	7,071	4,386	2,281
Variable Universal Life Accumulator	13,550	23,714	18,719	13,412
Variable Universal Life Accumulator II	43,817	16,461	18,683	17,513
Variable Universal Life Income	13,092	6,555	11,519	4,840
Variable Universal Life Income II	815	5	-	-

AIM V.I. International Growth Series I Division:
Benefit Variable Universal Life	31,441	24,968	40,395	21,550
Executive Variable Universal Life	125,397	146,523	279,561	186,969

AIM V.I. Mid Cap Core Equity Series II Division:
Benefit Variable Universal Life	1,313	634	2,216	73
Executive Variable Universal Life	12,490	13	-	-

AIM V.I. Small Cap Equity Series I Division:
Benefit Variable Universal Life	43,775	21,132	74,104	22,273
Executive Variable Universal Life	244,191	88,228	218,262	70,856
Flex Variable Life	205	584	981	198
PrinFlex Life®	95,283	104,101	125,050	27,362
Survivorship Variable Universal Life	2,301	246	4,263	780
Variable Universal Life Accumulator	5,882	5,785	32,265	5,119

AIM V.I. Technology Series I Division:
Benefit Variable Universal Life	19,802	21,606	36,547	13,387
Executive Variable Universal Life	207,517	179,846	188,616	78,719
Flex Variable Life	1,805	1,007	5,820	4,974
PrinFlex Life®	43,714	102,497	85,786	106,278
Survivorship Variable Universal Life	3,240	1,433	1,158	6,042
Variable Universal Life Accumulator	9,908	9,207	21,240	15,294

AllianceBernstein International Value Division:
Executive Variable Universal Life	14,829	110	-	-
Principal Variable Universal Life Income II	273	40	-	-

AllianceBernstein Small Cap Growth Division:
Principal Variable Universal Life Income II	94	15	-	-
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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

AllianceBernstein Small/Mid Cap Value Division:
Principal Variable Universal Life Income II	27	13	-	-

American Century VP Income & Growth Division:
Flex Variable Life	248	231	403	1,789
PrinFlex Life®	53,152	79,131	73,030	82,135
Survivorship Variable Universal Life	1,288	633	961	726
Variable Universal Life Accumulator	15,365	19,653	14,237	14,228

American Century VP I Ultra Division:
Flex Variable Life	151	101	115	46
PrinFlex Life®	70,410	111,157	58,981	95,399
Survivorship Variable Universal Life	7,183	5,312	8,722	4,513
Variable Universal Life Accumulator	14,367	19,522	16,242	19,463

American Century VP II Income & Growth Division:
Benefit Variable Universal Life	5,906	3,825	4,941	3,468
Executive Variable Universal Life	27,608	41,934	46,623	81,496
Variable Universal Life Accumulator II	17,138	12,031	13,205	12,077
Variable Universal Life Income	19,080	7,185	15,404	3,705
Variable Universal Life Income II	529	15	-	-

American Century VP II International Division:
Benefit Variable Universal Life	1,191	1,015	1,702	2,826
Executive Variable Universal Life	17,090	15,802	8,515	23,828

American Century VP II MidCap Value Division:
Benefit Variable Universal Life	3,581	1,514	2,161	2,219
Executive Variable Universal Life	47,659	5,214	32,988	6,656

American Century VP II Ultra Division:
Benefit Variable Universal Life	7,685	6,096	9,729	15,563
Executive Variable Universal Life	88,477	37,724	68,397	71,926
Variable Universal Life Accumulator II	18,219	14,823	24,686	28,445
Variable Universal Life Income	11,744	8,594	12,035	5,841

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

American Century VP II Value Division:
Benefit Variable Universal Life	27,843	42,265	34,206	39,884
Executive Variable Universal Life	154,750	182,690	153,105	105,396
Flex Variable Life	310	193	408	265
PrinFlex Life®	60,432	101,851	55,724	95,173
Survivorship Variable Universal Life	8,266	11,005	11,341	12,397
Variable Universal Life Accumulator	10,792	15,665	9,898	6,998
Variable Universal Life Accumulator II	35,115	38,196	44,501	49,894
Variable Universal Life Income	28,949	21,992	39,265	22,193
Variable Universal Life Income II	1,047	15	-	-

American Century VP II Vista Division:
Benefit Variable Universal Life	3,061	1,306	3,230	574
Executive Variable Universal Life	36,292	4,049	474	108
Variable Universal Life Income II	163	8	-	-

Asset Allocation Division:
Flex Variable Life	161	551	547	897
PrinFlex Life®	207,533	280,407	247,814	344,021
Survivorship Variable Universal Life	6,439	4,485	7,428	13,370
Variable Universal Life Accumulator	18,461	27,390	13,375	15,553
Variable Universal Life Accumulator II	17,697	13,380	20,204	13,027
Variable Universal Life Income	14,316	3,883	4,857	2,350

Balanced Division:
Flex Variable Life	6,275	14,116	6,497	9,870
PrinFlex Life®	131,222	259,543	279,228	384,666
Survivorship Variable Universal Life	5,135	6,362	8,886	3,191
Variable Universal Life Accumulator	17,558	16,658	13,271	9,231
Variable Universal Life Accumulator II	27,123	20,412	20,708	15,546
Variable Universal Life Income	19,624	7,233	12,968	4,921

0707-0846947

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Bond & Mortgage Securities Division:
Benefit Variable Universal Life	48,794	43,079	78,880	36,853
Executive Variable Universal Life	615,191	320,710	429,957	293,249
Flex Variable Life	8,047	25,608	20,931	28,937
PrinFlex Life®	325,000	878,399	600,804	661,349
Survivorship Variable Universal Life	12,666	24,967	27,991	28,465
Variable Universal Life Accumulator	38,375	50,778	53,591	39,592
Variable Universal Life Accumulator II	82,296	89,638	103,375	61,739
Variable Universal Life Income	84,371	57,447	96,782	36,970
Variable Universal Life Income II	452	3	-	-

Calvert Variable Series Income Port. Initial Shares Division:
Variable Universal Life Income II	611	17	–	–

Diversified International Division:
Benefit Variable Universal Life	67,652	33,481	65,532	37,931
Executive Variable Universal Life	731,294	370,488	755,823	428,636
Flex Variable Life	4,131	3,425	1,924	4,919
PrinFlex Life®	427,554	747,876	643,745	762,582
Survivorship Variable Universal Life	29,134	27,859	52,074	62,525
Variable Universal Life Accumulator	48,956	58,507	56,283	45,217
Variable Universal Life Accumulator II	147,325	107,814	136,155	76,315
Variable Universal Life Income	170,349	73,069	144,156	46,016
Variable Universal Life Income II	2,343	111	-	-

Dreyfus IP Core Value Service Shares Division:
Benefit Variable Universal Life	978	1,118	1,096	628
Executive Variable Universal Life	23,174	30,290	41,719	99,746

Dreyfus Socially Responsible Growth Service Shares Division:
Benefit Variable Universal Life	57	101	-	1,480
Executive Variable Universal Life	5,371	1,874	464	985

Dreyfus VIF Appreciation Service Shares Division:
Benefit Variable Universal Life	7,057	7,401	13,551	11,752
Executive Variable Universal Life	24,689	15,991	47,263	14,225

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Dreyfus VIF Developing Leaders Service Shares Division:
Benefit Variable Universal Life	7,981	12,644	11,371	12,348
Executive Variable Universal Life	32,697	93,531	48,397	53,675
Variable Universal Life Accumulator II	52,903	34,894	53,684	29,204
Variable Universal Life Income	55,118	27,762	54,209	18,632

Dreyfus VIF Quality Bond Service Shares Division:
Benefit Variable Universal Life	10,241	6,537	7,360	16,780
Executive Variable Universal Life	87,195	8,324	405,180	422,353

DWS Dreman Small Mid Cap Value Class B Division
Executive Variable Universal Life	28,677	1,059	–	–
Principal Variable Universal Life Income II	1,317	26	–	–

Equity Income Division:
Flex Variable Life	1,941	584	7,546	4,081
PrinFlex Life®	142,601	152,067	681,714	184,492
Survivorship Variable Universal Life	6,696	6,189	60,797	14,508
Variable Universal Life Accumulator	16,571	21,799	61,715	11,151
Variable Universal Life Accumulator II	56,072	22,482	136,265	34,488
Variable Universal Life Income	51,525	24,742	67,402	7,063

Fidelity VIP Equity-Income Initial Class Division:
Flex Variable Life	422	1,543	1,001	1,756
PrinFlex Life®	259,808	648,693	501,788	592,785
Survivorship Variable Universal Life	20,439	16,131	55,381	48,978
Variable Universal Life Accumulator	29,493	39,674	25,602	21,217

Fidelity VIP Equity-Income Service Class 2 Division:
Benefit Variable Universal Life	70,502	45,774	72,087	77,637
Executive Variable Universal Life	679,729	488,830	685,040	537,204
Variable Universal Life Accumulator II	117,150	86,301	119,333	77,006
Variable Universal Life Income	105,796	48,571	102,721	35,722
Variable Universal Life Income II	561	18	-	-

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Growth Service Class 2 Division:
Benefit Variable Universal Life	59,438	27,429	57,311	34,466
Executive Variable Universal Life	188,841	186,823	266,643	165,497
Flex Variable Life	1,167	228	723	134
PrinFlex Life®	65,092	59,728	87,799	84,589
Survivorship Variable Universal Life	4,752	3,042	6,068	3,054
Variable Universal Life Accumulator	17,197	11,461	19,610	13,810
Variable Universal Life Accumulator II	42,623	32,543	50,852	49,204
Variable Universal Life Income	59,546	20,709	39,995	10,730

Fidelity VIP High Income Initial Class Division:
Flex Variable Life	281	824	389	201
PrinFlex Life®	111,386	271,700	197,417	231,080
Survivorship Variable Universal Life	6,666	4,185	6,296	2,832
Variable Universal Life Accumulator	8,918	5,124	4,115	2,521

Fidelity VIP High Income Service Class 2 Division:
Benefit Variable Universal Life	34,493	14,436	44,034	32,721
Executive Variable Universal Life	267,874	164,505	247,843	176,581
Variable Universal Life Accumulator II	10,200	9,411	8,572	20,628
Variable Universal Life Income	8,112	2,535	3,785	989
Variable Universal Life Income II	345	19	-	-

Fidelity VIP II Asset Manager Service Class 2 Division:
Benefit Variable Universal Life	61,102	23,081	29,886	15,174
Executive Variable Universal Life	86,741	53,516	55,958	28,259

Fidelity VIP II Contrafund Initial Class Division:
Flex Variable Life	14,277	15,905	39,807	28,985
PrinFlex Life®	432,990	857,850	616,500	879,003
Survivorship Variable Universal Life	34,901	32,496	51,602	56,840
Variable Universal Life Accumulator	32,933	45,556	28,765	31,171

Fidelity VIP II Contrafund Service Class 2 Division:
Benefit Variable Universal Life	156,248	109,898	219,766	140,440
Executive Variable Universal Life	1,390,915	687,884	1,112,644	729,573
Variable Universal Life Accumulator II	120,880	82,521	129,866	96,749
Variable Universal Life Income	141,046	56,699	114,866	40,411
Variable Universal Life Income II	3,524	142	-	-

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Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP III Mid Cap Service Class 2 Division:
Benefit Variable Universal Life	86,976	59,701	119,248	86,246
Benefit Variable Universal Life II	268	1	-	-
Executive Variable Universal Life	458,564	411,155	569,628	358,620
Variable Universal Life Accumulator II	38,021	33,869	46,913	38,101
Variable Universal Life Income	42,328	16,501	40,299	10,223
Variable Universal Life Income II	1,072	28	-	-

Franklin Income Securities Class 2 Division:
Benefit Variable Universal Life	61,176	36,550	54,325	31,196
Executive Variable Universal Life	190,551	156,644	460,349	282,336

Franklin Mutual Discovery Securities Class 2 Division:
Benefit Variable Universal Life	47,081	31,159	95,097	65,939
Executive Variable Universal Life	243,870	173,955	301,309	225,632
Variable Universal Life Income II	596	11	-	-

Franklin Mutual Shares Class 2 Division:
Benefit Variable Universal Life	43,577	28,825	60,990	35,686
Executive Variable Universal Life	244,807	164,170	255,510	125,666

Franklin Rising Dividends Securities Class 2 Division:
Benefit Variable Universal Life	14,742	23,461	37,873	52,237
Executive Variable Universal Life	70,022	108,999	93,676	110,642
Variable Universal Life Income II	164	13	-	-

Franklin Small Cap Value Securities Class 2 Division:
Benefit Variable Universal Life	40,851	38,572	47,409	50,094
Executive Variable Universal Life	200,791	113,779	132,441	82,068

Franklin Strategic Income Securities Class 2 Division:
Executive Variable Universal Life	34,731	6,217	-	-

Goldman Sachs Structured Small Cap Equity Service
Class I Division:
Benefit Variable Universal Life	12,291	9,310	6,549	4,128
Executive Variable Universal Life	37,077	22,696	56,412	48,720

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Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Government & High Quality Bond Division:
Benefit Variable Universal Life	61,019	100,354	122,752	30,251
Executive Variable Universal Life	539,183	339,342	532,100	262,592
Flex Variable Life	2,983	13,636	15,425	3,384
PrinFlex Life®	349,653	642,414	534,895	555,136
Survivorship Variable Universal Life	18,216	23,345	16,464	19,530
Variable Universal Life Accumulator	49,547	73,318	64,533	57,554
Variable Universal Life Accumulator II	69,813	56,610	59,253	44,226
Variable Universal Life Income	52,459	26,627	42,563	11,191
Variable Universal Life Income II	1,371	14	-	-

International Emerging Markets Division:
Benefit Variable Universal Life	5,272	1,117	113	8
Benefit Variable Universal Life II	117	–	-	-
Executive Variable Universal Life	118,981	23,680	10,021	572
Flex Variable Life	8,737	4,263	5,143	3,481
PrinFlex Life®	119,324	195,090	217,706	160,974
Survivorship Variable Universal Life	7,201	8,958	10,090	5,692
Variable Universal Life Accumulator	26,783	25,316	38,459	31,567
Variable Universal Life Accumulator II	70,821	56,837	60,024	52,909
Variable Universal Life Income	69,148	29,181	57,554	20,889
Variable Universal Life Income II	1,308	83	-	-

International SmallCap Division:
Benefit Variable Universal Life	38,348	42,656	77,668	53,709
Executive Variable Universal Life	302,423	211,917	318,500	214,225
Flex Variable Life	1,234	4,672	2,913	1,569
PrinFlex Life®	178,045	414,986	400,419	445,699
Survivorship Variable Universal Life	8,169	17,037	16,871	24,160
Variable Universal Life Accumulator	19,837	24,171	23,179	24,984
Variable Universal Life Accumulator II	60,887	38,292	52,326	36,718
Variable Universal Life Income	56,360	26,742	48,802	17,226
Variable Universal Life Income II	1,116	60	-	-

Janus Aspen Balanced Service Shares Division:
Benefit Variable Universal Life	5,883	14,246	11,824	414
Executive Variable Universal Life	113,596	99,410	33,299	511

Janus Aspen Flexible Bond Service Shares Division:
Benefit Variable Universal Life	77,139	35,484	14,332	8,374
Executive Variable Universal Life	532,865	242,860	84,280	73,610

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Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Janus Aspen Forty Service Shares Division:
Variable Universal Life Income II	207	3	-	-

Janus Aspen Fundamental Equity Service Shares Division:
Benefit Variable Universal Life	13,188	12,218	19,481	10,431
Executive Variable Universal Life	78,915	53,566	67,756	49,758

Janus Aspen International Growth Service Shares Division:
Benefit Variable Universal Life	19,630	23,588	32,540	2,025
Executive Variable Universal Life	116,790	46,288	80,311	24,366

Janus Aspen Mid Cap Growth Service Shares Division:
Benefit Variable Universal Life	9,680	8,232	13,967	3,507
Executive Variable Universal Life	225,265	104,277	74,070	26,901
Flex Variable Life	191	557	1,058	465
PrinFlex Life®	157,212	303,803	232,282	108,488
Survivorship Variable Universal Life	5,380	3,629	1,094	1,045
Variable Universal Life Accumulator	21,125	18,722	28,000	18,076

Janus Aspen Worldwide Growth Service Shares Division:
Benefit Variable Universal Life	14,988	7,507	10,117	10,651
Executive Variable Universal Life	23,405	33,652	29,013	16,735

JP Morgan Bond Portfolio Series Trust II Division:
Benefit Variable Universal Life	6,573	2,075	9,817	3,398
Executive Variable Universal Life	105,857	128,948	161,293	65,425

JP Morgan Small Company Portfolio Series Trust II
Benefit Variable Universal Life	21,052	24,361	41,415	34,130
Executive Variable Universal Life	195,267	137,559	57,113	34,513

LargeCap Blend II Division:
Benefit Variable Universal Life	21,941	20,365	36,955	28,541
Executive Variable Universal Life	62,253	56,571	56,093	29,665
Flex Variable Life	2,195	980	912	1,298
PrinFlex Life®	90,609	127,945	112,508	95,101
Survivorship Variable Universal Life	1,853	1,499	6,508	12,789
Variable Universal Life Accumulator	20,056	24,126	23,506	22,879
Variable Universal Life Accumulator II	85,125	67,412	85,396	61,425
Variable Universal Life Income	88,340	50,659	91,432	31,007
Variable Universal Life Income II	641	28	-	-

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Growth Division:
Benefit Variable Universal Life	16,774	13,760	15,379	3,045
Executive Variable Universal Life	229,784	94,565	84,285	14,036
Flex Variable Life	986	1,588	562	208
PrinFlex Life®	300,159	444,407	275,530	421,943
Survivorship Variable Universal Life	18,501	17,830	29,655	73,691
Variable Universal Life Accumulator	14,326	12,596	9,425	6,185
Variable Universal Life Accumulator II	18,343	14,737	16,929	7,354
Variable Universal Life Income	32,810	10,654	22,731	3,432

LargeCap Growth I Division:
Benefit Variable Universal Life	28,527	15,958	21,086	10,483
Executive Variable Universal Life	234,101	110,858	125,839	40,595
Flex Variable Life	4,572	3,459	5,513	2,553
PrinFlex Life®	574,824	965,769	701,016	1,198,697
Survivorship Variable Universal Life	41,610	47,325	48,065	75,436
Variable Universal Life Accumulator	33,658	71,303	942,706	36,214
Variable Universal Life Accumulator II	68,777	53,414	80,784	38,691
Variable Universal Life Income	67,797	35,840	69,225	21,795
Variable Universal Life Income II	1,872	49	-	-

LargeCap S&P 500 Index Division:
Flex Variable Life	2,910	44,445	46,211	8,367
PrinFlex Life®	384,412	1,752,766	495,645	775,958
Survivorship Variable Universal Life	26,558	18,613	19,701	41,067
Variable Universal Life Accumulator	43,195	62,266	37,135	27,834
Variable Universal Life Accumulator II	103,399	56,853	60,909	75,240
Variable Universal Life Income	71,282	69,000	57,497	26,142
Variable Universal Life Income II	1,197	49	-	-

LargeCap Value Division:
Benefit Variable Universal Life	4,720	4,468	4,537	2,017
Executive Variable Universal Life	73,799	26,530	138,984	105,614
Flex Variable Life	10,414	19,056	9,312	28,566
PrinFlex Life®	256,917	418,628	268,581	395,616
Survivorship Variable Universal Life	14,817	24,936	14,242	17,881
Variable Universal Life Accumulator	31,521	56,823	50,921	42,537
Variable Universal Life Accumulator II	37,617	29,096	34,858	36,811
Variable Universal Life Income	33,032	15,399	39,263	14,780
Variable Universal Life Income II	2,320	47	-	-

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Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value III Division:
Benefit Variable Universal Life	72,715	57,701	53,262	20,678
Executive Variable Universal Life	195,649	321,388	308,758	184,900
Flex Variable Life	506	1,577	1,058	1,222
PrinFlex Life®	87,103	189,570	206,888	172,533
Survivorship Variable Universal Life	8,665	8,733	15,362	16,335
Variable Universal Life Accumulator	29,785	32,437	35,740	24,900
Variable Universal Life Accumulator II	108,574	80,385	99,299	68,263
Variable Universal Life Income	105,134	49,672	107,257	33,968
Variable Universal Life Income II	195	9	-	-

LifeTime Strategic Income Division:
Benefit Variable Universal Life	1,962	368	890	428
Executive Variable Universal Life	30,716	6,188	16,683	5,942
Variable Universal Life Accumulator II	975	136	179	145
Variable Universal Life Income	6,626	2,681	11,548	1,737
Variable Universal Life Income II	70	7	-	-

LifeTime 2010 Division:
Benefit Variable Universal Life	26,747	16,421	15,030	4,167
Executive Variable Universal Life	145,218	69,796	70,108	38,908
Variable Universal Life Accumulator	100	–	-	-
Variable Universal Life Accumulator II	4,392	2,720	7,726	4,635
Variable Universal Life Income	11,976	5,730	17,483	3,451

LifeTime 2020 Division:
Benefit Variable Universal Life	114,968	35,696	68,737	16,624
Executive Variable Universal Life	260,090	87,596	179,872	97,196
Variable Universal Life Accumulator II	52,234	13,560	32,408	11,554
Variable Universal Life Income	72,701	37,318	90,507	25,689
Variable Universal Life Income II	222	15	-	-

LifeTime 2030 Division:
Benefit Variable Universal Life	49,770	18,827	38,466	13,799
Executive Variable Universal Life	175,757	58,757	144,360	73,161
Variable Universal Life Accumulator II	42,158	27,527	67,074	38,903
Variable Universal Life Income	144,314	80,684	161,128	39,346
Variable Universal Life Income II	4,341	85	-	-

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Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

LifeTime 2040 Division:
Benefit Variable Universal Life	33,102	4,588	12,773	4,004
Executive Variable Universal Life	63,821	20,580	27,174	8,486
Variable Universal Life Accumulator II	42,196	28,966	31,596	14,197
Variable Universal Life Income	198,269	164,860	217,599	62,770
Variable Universal Life Income II	611	53	-	-

LifeTime 2050 Division:
Benefit Variable Universal Life	33,541	8,771	31,430	14,759
Executive Variable Universal Life	62,744	34,837	63,738	37,063
Variable Universal Life Accumulator II	25,293	12,465	36,222	19,261
Variable Universal Life Income	115,869	47,460	103,002	48,394
Variable Universal Life Income II	2,351	579	-	-

MFS VIT Global Equity Service Class Division:
Benefit Variable Universal Life	717	2,195	1,691	232
Executive Variable Universal Life	19,371	3,826	13,788	9,567

MFS VIT Growth Service Class Division:
Benefit Variable Universal Life	14,723	14,505	13,240	8,162
Executive Variable Universal Life	60,534	16,413	13,790	3,020

MFS VIT MidCap Growth Service Class Division:
Benefit Variable Universal Life	5,442	3,208	4,049	6,833
Executive Variable Universal Life	6,411	15,356	13,961	10,031

MFS VIT New Discovery Service Class Division:
Benefit Variable Universal Life	12,429	9,290	19,605	16,768
Executive Variable Universal Life	32,341	13,742	163,753	179,968
Variable Universal Life Accumulator II	6,915	12,534	41,205	11,471
Variable Universal Life Income	4,695	2,395	5,188	1,696

MFS VIT Research International Service Class Division:
Benefit Variable Universal Life	170	17	282	1

MFS VIT Utilities Service Class Division:
Variable Universal Life Income II	1,661	41	-	-

MFS VIT Value Service Class Division:
Benefit Variable Universal Life	48,530	11,990	20,377	7,729
Executive Variable Universal Life	387,215	56,583	119,928	31,906

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

MidCap Blend Division:
Benefit Variable Universal Life	21,029	11,939	21,339	15,317
Executive Variable Universal Life	263,765	91,031	116,238	116,468
Flex Variable Life	10,983	29,795	12,405	34,252
PrinFlex Life®	290,878	620,030	575,799	792,640
Survivorship Variable Universal Life	17,104	16,739	31,743	25,163
Variable Universal Life Accumulator	33,725	46,148	37,136	32,073
Variable Universal Life Accumulator II	57,275	45,150	58,972	40,701
Variable Universal Life Income	51,351	25,499	48,197	14,728
Variable Universal Life Income II	3,253	61	-	-

MidCap Growth I Division:
Benefit Variable Universal Life	13,187	12,154	15,484	5,927
Executive Variable Universal Life	186,129	100,832	133,988	94,457
Flex Variable Life	549	1,287	1,259	1,254
PrinFlex Life®	123,868	281,945	187,660	230,434
Survivorship Variable Universal Life	7,633	8,143	17,287	28,244
Variable Universal Life Accumulator	23,006	35,598	26,313	23,048
Variable Universal Life Accumulator II	59,576	41,873	73,964	45,374
Variable Universal Life Income	56,613	28,945	58,825	23,587
Variable Universal Life Income II	812	64	-	-

MidCap Stock Division:
Variable Universal Life Income II	14	–	-	-

MidCap Value II Division:
Benefit Variable Universal Life	35,532	36,626	50,261	29,036
Executive Variable Universal Life	260,870	216,882	340,793	234,349
Flex Variable Life	822	876	1,118	929
PrinFlex Life®	103,348	264,113	185,351	232,737
Survivorship Variable Universal Life	8,380	8,108	25,451	21,224
Variable Universal Life Accumulator	28,261	29,995	24,634	21,666
Variable Universal Life Accumulator II	81,040	62,479	87,933	56,861
Variable Universal Life Income	91,663	44,450	82,952	23,536
Variable Universal Life Income II	1,031	62	-	-

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Money Market Division:
Benefit Variable Universal Life	723,291	424,179	768,849	674,713
Benefit Variable Universal Life II	9	9	-	-
Executive Variable Universal Life	8,844,146	5,374,869	7,465,692	5,795,712
Flex Variable Life	48,387	34,591	9,923	15,797
PrinFlex Life®	2,853,502	2,743,792	2,736,219	2,623,574
Survivorship Variable Universal Life	236,798	137,085	179,315	183,380
Variable Universal Life Accumulator	253,581	129,781	116,080	107,144
Variable Universal Life Accumulator II	763,713	620,757	798,693	781,977
Variable Universal Life Income	1,190,740	1,006,105	1,217,998	1,128,060
Variable Universal Life Income II	399,975	311,636	-	-

Mortgage Securities Division:
Variable Universal Life Accumulator II	299	–	-	-

Neuberger Berman AMT Guardian I Class Division:
Benefit Variable Universal Life	8,171	1,973	4,406	1,381
Executive Variable Universal Life	20,052	22,005	15,978	1,262

Neuberger Berman AMT Partners I Class Division:
Benefit Variable Universal Life	17,607	6,460	9,178	4,319
Executive Variable Universal Life	264,091	85,789	122,955	50,678
Variable Universal Life Income II	338	18	-	-

Neuberger Berman AMT Small Cap Growth S Class Division:
Benefit Variable Universal Life	1,624	91	1,204	116
Executive Variable Universal Life	17,584	9,559	5,900	1,695

Oppenheimer Main Street Small Cap Service Shares Division:
Variable Universal Life Income II	110	8	-	-

Putnam VT Growth & Income Class IB Division:
Benefit Variable Universal Life	17,831	11,816	15,921	11,685
Executive Variable Universal Life	1,940	13,868	4,389	5,597

Putnam VT International Equity Class IB Division:
Benefit Variable Universal Life	28,155	46,923	42,392	20,600
Executive Variable Universal Life	47,419	63,937	112,808	139,850

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Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Putnam VT Voyager Class IB Division:
Benefit Variable Universal Life	1,617	5,166	1,616	4,813
Executive Variable Universal Life	47,647	88,650	99,616	95,926
Flex Variable Life	304	229	644	2,787
PrinFlex Life®	296,869	455,624	326,907	680,477
Survivorship Variable Universal Life	13,282	13,757	25,171	32,023
Variable Universal Life Accumulator	24,225	45,413	26,096	23,132

Real Estate Securities Division:
Benefit Variable Universal Life	55,489	34,843	71,417	96,546
Benefit Variable Universal Life II	104	–	-	-
Executive Variable Universal Life	290,256	192,149	358,353	376,627
Flex Variable Life	511	926	1,491	3,842
PrinFlex Life®	155,390	304,040	405,689	736,609
Survivorship Variable Universal Life	6,396	21,180	5,209	19,810
Variable Universal Life Accumulator	20,502	31,703	25,109	31,708
Variable Universal Life Accumulator II	45,608	38,808	45,031	48,410
Variable Universal Life Income	41,377	20,454	44,007	17,704
Variable Universal Life Income II	621	48	-	-

SAM Balanced Portfolio Division:
Benefit Variable Universal Life	1,349	237	-	-
Executive Variable Universal Life	125,553	11,834	53,302	14,880
PrinFlex Life®	4,607	20	-	-
Variable Universal Life Accumulator	6,055	7	-	-
Variable Universal Life Accumulator II	39,357	11,090	3,755	32
Variable Universal Life Income	177,155	54,929	43,830	7,716
Variable Universal Life Income II	27,146	1,404	-	-

SAM Conservative Balanced Portfolio Division:
Benefit Variable Universal Life	2,274	597	-	-
Benefit Variable Universal Life II	16	–	-	-
Executive Variable Universal Life	87,534	4,795	10,144	1,734
Variable Universal Life Accumulator	199	2	-	-
Variable Universal Life Accumulator II	35,923	2,287	1,421	35
Variable Universal Life Income	33,287	4,073	7,142	46
Variable Universal Life Income II	2,890	150	-	-

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

SAM Conservative Growth Portfolio Division:
Benefit Variable Universal Life	7,342	586	3,021	28
Executive Variable Universal Life	77,157	21,670	34,375	4,475
PrinFlex Life®	19,916	78	-	-
Variable Universal Life Accumulator II	60,990	19,822	16,461	658
Variable Universal Life Income	334,907	52,013	179,404	16,147
Variable Universal Life Income II	250,282	2,044	-	-

SAM Flexible Income Portfolio Division:
Benefit Variable Universal Life	729	593	-	-
Executive Variable Universal Life	34,530	7,756	-	-
PrinFlex Life®	2,947	9	-	-
Variable Universal Life Accumulator II	15,757	6,271	9	-
Variable Universal Life Income	57,795	4,054	5,269	74
Variable Universal Life Income II	3,053	78	-	-

SAM Strategic Growth Portfolio Division:
Benefit Variable Universal Life	18,972	1,445	27,092	253
Executive Variable Universal Life	159,858	21,175	39,397	2,069
PrinFlex Life®	35,731	12	-	-
Variable Universal Life Accumulator	96	8	-	-
Variable Universal Life Accumulator II	94,066	16,900	34,952	1,284
Variable Universal Life Income	328,004	74,212	107,609	5,796
Variable Universal Life Income II	25,887	950	-	-

Short Term Bond Division:
Benefit Variable Universal Life	27,047	28,575	14,500	7,549
Executive Variable Universal Life	112,967	109,588	148,702	106,775
Flex Variable Life	18,619	2,174	128	115
PrinFlex Life®	44,045	31,986	33,606	18,910
Survivorship Variable Universal Life	6,552	6,568	1,521	1,471
Variable Universal Life Accumulator	14,595	17,701	15,968	10,830
Variable Universal Life Accumulator II	32,660	33,708	24,849	21,435
Variable Universal Life Income	14,067	10,966	17,200	4,133
Variable Universal Life Income II	638	24	-	-

Short-Term Income Division:
PrinFlex Life®	433	–	-	-
Survivorship Variable Universal Life	406	3	-	-
Variable Universal Life Accumulator II	381	–	-	-
Variable Universal Life Income	485	–	-	-

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Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

SmallCap Blend Division:
Benefit Variable Universal Life	10,297	8,274	12,575	13,092
Executive Variable Universal Life	54,123	61,121	108,304	85,903
Flex Variable Life	1,676	1,554	1,131	918
PrinFlex Life®	146,603	261,027	184,026	267,600
Survivorship Variable Universal Life	5,378	5,209	4,084	4,781
Variable Universal Life Accumulator	19,698	37,634	39,750	30,285
Variable Universal Life Accumulator II	23,017	17,961	23,563	14,169
Variable Universal Life Income	25,086	10,736	23,939	7,025

SmallCap Growth II Division:
Benefit Variable Universal Life	26,104	13,142	35,365	19,099
Executive Variable Universal Life	284,307	138,313	277,169	122,388
Flex Variable Life	4,345	6,612	1,053	714
PrinFlex Life®	248,750	371,538	275,220	534,924
Survivorship Variable Universal Life	16,790	16,694	14,731	15,464
Variable Universal Life Accumulator	23,735	25,940	23,592	21,239
Variable Universal Life Accumulator II	39,046	29,284	40,478	26,041
Variable Universal Life Income	38,475	15,589	27,657	6,876
Variable Universal Life Income II	2,187	90	-	-

SmallCap Value I Division:
Benefit Variable Universal Life	35,201	26,966	46,263	47,647
Executive Variable Universal Life	252,422	190,381	360,560	369,269
Flex Variable Life	16,737	5,309	571	1,266
PrinFlex Life®	138,344	334,475	349,560	483,242
Survivorship Variable Universal Life	6,413	11,334	11,586	14,056
Variable Universal Life Accumulator	20,404	27,603	23,003	19,850
Variable Universal Life Accumulator II	32,419	28,322	36,474	35,976
Variable Universal Life Income	33,739	17,550	35,385	11,362
Variable Universal Life Income II	773	44	-	-

Summit Russell 2000 Small Cap Index Division:
Benefit Variable Universal Life	15,090	5,473	8,116	4,465
Executive Variable Universal Life	56,874	39,782	36,648	2,548
Variable Universal Life Accumulator II	3,582	1,286	-	-
Variable Universal Life Income	12,499	2,352	-	-
Variable Universal Life Income II	1,179	38	-	-

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171

Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Summit S&P MidCap 400 Index Division:
Variable Universal Life Accumulator II	5,141	3,728	-	-
Variable Universal Life Income	17,467	6,320	-	-
Variable Universal Life Income II	333	38	-	-

T. Rowe Price Equity Income II Division:
Benefit Variable Universal Life	5,821	109	513	187
Executive Variable Universal Life	94,485	17,017	(1)	42

Templeton Developing Markets Securities Class 2 Division:
Benefit Variable Universal Life	12,425	9,039	14,945	4,048
Executive Variable Universal Life	136,918	100,280	131,969	84,573

Templeton Foreign Securities Class 2 Division:
Benefit Variable Universal Life	851	32	-	-
Executive Variable Universal Life	43,149	3,660	3,076	2

Templeton Global Income Securities Class 2 Division:
Executive Variable Universal Life	14,326	796	-	-

Van Eck Worldwide Hard Assets Initial Class Division:
Benefit Variable Universal Life	4,937	2,372	-	-
Executive Variable Universal Life	39,630	2,162	-	-

Vanguard VIF Balanced Division:
Benefit Variable Universal Life	248,852	122,710	271,315	145,276
Executive Variable Universal Life	723,950	408,368	802,522	450,768

Vanguard VIF Equity Index Division:
Benefit Variable Universal Life	154,140	126,780	222,219	155,982
Executive Variable Universal Life	2,341,935	580,355	831,230	594,580

Vanguard VIF Mid-Cap Index Division:
Benefit Variable Universal Life	80,801	70,946	136,497	124,986
Executive Variable Universal Life	320,837	225,075	753,517	642,835

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172

Principal Financial Group
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2008		2007
Division	Purchased	Redeemed	Purchased	Redeemed

Wells Fargo Advantage VT Asset Allocation Division:
Benefit Variable Universal Life	692	1,392	411	245
Executive Variable Universal Life	21,328	29,096	59,367	55,129
Flex Variable Life	25	–	210	-
PrinFlex Life®	7,712	12,601	12,491	11,251
Survivorship Variable Universal Life	77	161	200	137
Variable Universal Life Accumulator	2,460	3,739	2,675	1,910
Variable Universal Life Accumulator II	5,010	14,210	5,530	4,197
Variable Universal Life Income	6,432	2,011	6,721	1,592

Wells Fargo Advantage VT Equity Income Division:
Benefit Variable Universal Life	393	261	515	515
Flex Variable Life	50	9	-	-
PrinFlex Life®	11,923	10,267	7,736	4,226
Survivorship Variable Universal Life	2,392	627	3,049	345
Variable Universal Life Accumulator	730	719	621	279
Variable Universal Life Accumulator II	2,427	2,290	3,790	6,567
Variable Universal Life Income	6,459	1,617	5,212	1,533

Wells Fargo Advantage VT Large Company Growth Division:
Benefit Variable Universal Life	187	397	169	50
Executive Variable Universal Life	9,973	1,215	25,883	31,164
PrinFlex Life®	10,261	5,053	2,524	1,464
Survivorship Variable Universal Life	286	99	947	66
Variable Universal Life Accumulator	541	251	567	284
Variable Universal Life Accumulator II	4,589	2,877	6,055	4,545
Variable Universal Life Income	3,041	991	2,066	480

0707-0846947

173

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Variable Life Separate Account has presented the following disclosures for 2008, 2007, 2006, 2005, and 2004 in accordance with the AICPA Audit and Accounting Guide for Investment Companies. Information for years prior to 2004 is not required to be presented. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

				For the Year Ended December 31,
	December 31				Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

AIM V.I. Capital
Appreciation Series I
Division:
2008	306	$6.42 to $6.29	$1,964	–%	0.00% to 0.75%	(42.47)% to (42.92)%
2007	267	11.16 to 11.02	2,977	–	0.00 to 0.75	12.01 to 11.17
2006 (6)	294	9.96 to 9.91	2,929	0.08	0.0 to 0.75	(0.29) to (0.79)

AIM V.I. Capital
Appreciation Series II
Division:
2008	58	6.38	373	–	–	5.98
2007	47	11.11	527	–	–	11.73
2006 (6)	42	9.95	421	–	–	(0.46)

AIM V.I. Core Equity
Series I Division:
2008	675	8.91 to 8.41	6,015	2.17	0.00 to 0.75	(30.12) to (30.72)
2007	687	12.75 to 12.14	8,761	1.22	0.00 to 0.75	8.12 to 7.30
2006	615	11.80 to 11.31	7,253	0.70	0.00 to 0.75	9.16 to 15.83
2005	182	10.11 to 9.77	1,842	1.71	0.00 to 0.75	5.31 to 4.60
2004	138	9.60 to 9.34	1,322	0.95	0.00 to 0.75	8.97 to 8.10

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174

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

AIM V.I. Core Equity
Series II Division:
2008	271	$12.95	$3,508	2.04%	–%	6.15%
2007	237	18.58	4,410	1.04	–	7.88
2006	184	17.23	3,165	0.82	–	16.42
2005	16	14.79 to 14.80	237	1.70	–	3.35 to 5.11
2004	8	14.08	107	1.24	–	8.15

AIM V.I. Dynamics
Series I Division:
2008	164	6.41 to 6.06	1,053	–	0.00 to 0.75	(48.10) to (48.43)
2007	172	12.35 to 11.75	2,118	–	0.00 to 0.75	12.19 to 11.34
2006	105	11.01 to 10.55	1,161	–	0.00 to 0.75	16.11 to 15.25
2005	76	9.48	722	–	0.00	10.75 to 11.01
2004	66	8.54 to 8.39	561	–	0.00 to 0.75	13.38 to 11.57

AIM V.I. Global Health
Care Series I
Division:
2008	563	9.40 to 8.88	5,289	–	0.00 to 0.75	(28.63) to (29.13)
2007	525	13.17 to 12.53	6,911	–	0.00 to 0.75	11.86 to 11.01
2006	502	11.77 to 11.29	5,911	–	0.00 to 0.75	5.23 to 4.45
2005	490	11.19 to 10.81	5,478	–	0.00 to 0.75	8.64 to 7.35
2004	389	10.35 to 10.07	4,028	–	0.00 to 0.75	7.57 to 6.76

AIM V.I. International
Growth Series I
Division:
2008	333	13.44	4,483	0.52	–	9.45
2007	348	22.55	7,850	0.48	–	14.72
2006	237	19.66	4,653	1.23	–	28.23
2005	135	15.33	2,070	1.08	–	17.92
2004	49	13.00	642	1.31	–	24.05

AIM V.I. Mid Cap Core
Equity Series II
Division:
2008	15	8.77	134	1.88	–	(28.70)
2007	2	12.30	26	0.07	–	9.28
2006	–	11.26	–	–	–	11.05
2005 (5)	–	10.14	–	–	–	0.78

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175

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

AIM V.I. Small Cap
Equity Series I
Division:
2008	500	$6.75 to $6.67	$3,374	–%	0.00% to 0.75%	(31.33)% to (31.80)%
2007 (8)	328	9.83 to 9.78	3,227	0.05	0.00 to 0.75	(0.20) to (0.70)

AIM V.I. Technology
Series I Division:
2008	513	3.89 to 3.67	1,993	–	0.00 to 0.75	(44.43) to (44.89)
2007	543	7.00 to 6.66	3,798	–	0.00 to 0.75	7.70 to 6.89
2006	428	6.50 to 6.23	2,783	–	0.00 to 0.75	10.48 to 9.66
2005	424	5.88 to 5.68	2,496	–	0.00 to 0.75	2.26 to 1.43
2004	388	5.75 to 5.60	2,233	–	0.00 to 0.75	4.73 to 3.70

AllianceBernstein
Global Technology
Division:
2008 (13)	–	6.42	–	–	–	5.94

AllianceBernstein
International Growth
Division:
2008 (13)	–	5.91	–	–	–	9.65

AllianceBernstein
International Value
Division:
2008 (11)	15	4.72	71	–	–	9.01

AllianceBernstein Small
Cap Growth Division:
2008 (12)	–	5.48	–	–	–	15.61

AllianceBernstein
Small/Mid Cap Value
Division:
2008 (12)	–	6.42	–	–	–	18.67

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176

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest
American Century VP
Income & Growth
Division:
2008	289	$8.53 to $8.05	$2,466	2.00%	0.00% to 0.75%	(34.59)% to (35.08)%
2007	319	13.04 to 12.40	4,155	1.81	0.00 to 0.75	(0.07) to (0.82)
2006	329	13.04 to 12.51	4,291	1.75	0.00 to 0.75	17.09 to 16.21
2005	357	11.14 to 10.76	3,977	1.78	0.00 to 0.75	4.60 to 3.86
2004	286	10.65 to 10.36	3,042	1.34	0.00 to 0.75	13.06 to 12.12

American Century VP
Ultra Division:
2008	186	6.87 to 6.49	1,278	–	0.00 to 0.75	(41.48) to (41.90)
2007	230	11.74 to 11.17	2,700	–	0.00 to 0.75	21.02 to 20.11
2006	265	9.70 to 9.30	2,574	–	0.00 to 0.75	(3.28) to (4.00)
2005	276	10.03 to 9.69	2,769	–	0.00 to 0.75	2.14 to 1.36
2004	229	9.82 to 9.56	2,246	–	0.00 to 0.75	10.71 to 9.89

American Century VP II
Income & Growth
Division:
2008	136	9.40	1,277	1.56	–	8.29
2007	130	14.41	1,880	1.53	–	(0.43)
2006	151	14.47	2,186	1.36	–	16.81
2005	96	12.39	1,191	1.32	–	4.56 to 4.73
2004	44	11.85	521	0.48	–	10.61

American Century VP II
International
Division:
2008	42	10.40	437	0.68	–	9.01
2007	41	18.88	766	0.53	–	17.92
2006	57	16.01	913	1.27	–	24.74
2005	40	12.84	513	0.95	–	13.13
2004	36	11.35	405	0.19	–	14.76

American Century VP II
MidCap Value
Division:
2008	73	9.07	664	0.05	–	9.94
2007	29	12.01	345	1.00	–	(2.43)
2006	2	12.31	30	1.28	–	20.23
2005 (5)	–	10.24	–	–	–	1.89

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177

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

American Century VP II
Ultra Division:
2008	242	$7.60	$1,842	–%	–%	(41.63)%
2007	183	13.02	2,389	–	–	20.84
2006	190	10.78	2,052	–	–	(3.39)
2005	129	11.15	1,443	–	–	1.73 to 1.92
2004	69	10.94	756	–	–	10.59

American Century VP II
Value Division:
2008	711	10.73 to 10.21	7,631	2.41	0.00 to 0.75	(26.81) to (27.33)
2007	798	14.66 to 14.05	11,692	1.36	0.00 to 0.75	(5.31) to (6.02)
2006	781	15.48 to 14.95	12,096	0.99	0.00 to 0.75	18.46 to 17.58
2005	550	13.07 to 12.71	7,183	0.49	0.00 to 0.75	4.98 to 4.01
2004	260	12.46 to 12.22	3,240	0.64	0.00 to 0.75	9.11 to 13.32

American Century VP II
Vista Division
2008	38	7.87	295	–	–	6.93
2007	3	15.35	52	–	–	39.53
2006	–	11.00	4	–	–	8.88
2005 (5)	–	10.10	–	–	–	0.07

Asset Allocation
Division:
2008	770	12.48 to 10.48	12,565	3.11	0.00 to 0.75	(24.86) to (25.36)
2007	835	16.61 to 14.04	18,197	1.39	0.00 to 0.75	11.78 to 10.94
2006	930	20.09 to 12.66	18,155	0.75	0.00 to 0.75	12.77 to 11.93
2005	947	17.81 to 11.31	16,413	1.59	0.00 to 0.75	6.01 to 5.01
2004	952	12.45 to 10.77	15,589	3.16	0.00 to 0.75	8.19 to 7.68

Balanced Division:
2008	907	9.11 to 25.81	11,804	3.60	0.00 to 0.75	(30.93) to (31.43)
2007	1,024	13.19 to 37.64	19,321	2.61	0.00 to 0.75	5.38 to 4.58
2006	1,110	12.51 to 35.99	19,877	2.33	0.00 to 0.75	11.44 to 10.61
2005	1,144	14.95 to 32.54	18,459	2.42	0.00 to 0.75	6.79 to 5.99
2004	1,122	10.52 to 30.70	17,088	2.02	0.00 to 0.75	8.80 to 9.23

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178

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Bond and Mortgage
Securities Division:
2008 (14)	2,551	$12.94 to $27.88	$38,446	6.18%	0.00% to 0.75%	(17.05)% to (17.71)%
2007	2,827	15.60 to 33.88	51,557	4.31	0.00 to 0.75	3.41 to 2.63
2006	2,601	15.08 to 33.01	46,101	3.77	0.00 to 0.75	4.65 to 3.87
2005	2,326	14.41 to 31.78	39,645	4.33	0.00 to 0.75	2.49 to 1.73
2004	2,048	16.15 to 31.24	34,208	4.43	0.00 to 0.75	1.65 to 4.19

Calvert Variable Series
Income Portfolio
Initial Shares
Division:
2008 (12)	1	8.92	5	31.66	–	1.71

Diversified International
Division:
2008	4,685	10.67 to 10.70	64,960	1.77	0.00 to 0.75	(46.25) to (46.63)
2007	4,479	19.85 to 20.05	115,426	0.89	0.00 to 0.75	16.09 to 15.22
2006	4,087	22.43 to 17.40	90,574	1.09	0.00 to 0.75	27.96 to 27.01
2005	3,529	13.36 to 13.70	61,107	0.96	0.00 to 0.75	23.82 to 22.87
2004	3,057	10.79 to 11.15	42,718	0.93	0.00 to 0.75	19.05 to 20.13

Dreyfus IP Core Value
Service Shares
Division:
2008	40	9.43	375	2.05	–	7.16
2007	47	14.72	692	1.43	–	2.79
2006	105	14.32	1,497	1.09	–	21.16
2005	97	11.82	1,146	0.32	–	5.25
2004	90	11.23	1,012	1.06	–	11.52

Dreyfus Socially
Responsible Growth
Service Shares
Division:
2008	8	7.85	62	0.36	–	6.22
2007	4	12.00	53	0.33	–	7.49
2006	6	11.16	72	–	–	8.96
2005	6	10.25	66	–	–	3.43
2004	3	9.91	32	0.19	–	5.88

0611-0787462

179

	Principal Life Insurance Company

		Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Dreyfus VIF
Appreciation Service
Shares Division:
2008	108	$9.49	$1,028	1.63%	–%	4.17%
2007	100	13.50	1,350	1.10	–	6.85
2006	65	12.64	823	1.32	–	16.21
2005	64	10.88	692	–	–	4.11 to 4.21
2004	36	10.44 to 10.45	371	2.50	–	4.71 to 4.92

Dreyfus VIF Developing
Leaders Service
Shares Division:
2008	292	6.69	1,956	0.55	–	(37.83)
2007	312	10.76	3,359	0.44	–	(11.28)
2006	258	12.12	3,134	0.14	–	3.52
2005	227	11.71	2,653	–	–	5.50 to 5.59
2004	183	11.10	2,027	–	–	11.05

Dreyfus VIF Quality
Bond Service Shares
Division:
2008	125	12.02	1,502	4.29	–	(4.45)
2007	42	12.58	534	4.63	–	3.30
2006	69	12.18	841	4.45	–	3.90
2005	104	11.72	1,220	3.31	–	2.27
2004	51	11.46	589	3.93	–	3.06 to 3.24

DWS Dreman Small
Mid Cap Value Class
B Division:
2008 (11)	29	7.47	216	–	–	17.45

Equity Income Division:
2008 (17)	807	6.94 to 6.84	5,605	2.50	0.00 to 0.75	(33.97) to (34.42)
2007 (7)	760	10.51 to 10.43	7,985	0.97	0.00 to 0.75	5.73 to 4.95

0611-0787462

180

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Fidelity VIP Equity-
Income Initial Class
Division:
2008	1,370	$8.96 to $7.75	$17,484	2.30%	0.00% to 0.75%	(42.67)% to (43.06)%
2007	1,766	15.63 to 13.61	39,772	1.82	0.00 to 0.75	1.53 to 0.77
2006	1,847	23.04 to 13.50	41,081	3.30	0.00 to 0.75	20.19 to 19.30
2005	2,066	12.81 to 11.32	37,806	1.57	0.00 to 0.75	5.87 to 5.11
2004	1,980	12.11 to 10.77	34,571	1.41	0.00 to 0.75	11.53 to 10.69

Fidelity VIP Equity-
Income Service Class
2 Division:
2008	1,522	8.56	13,030	2.59	–	8.22
2007	1,218	14.97	18,230	1.78	–	1.27
2006	966	14.78	14,282	2.93	–	19.93
2005	682	12.32	8,404	1.18	–	5.48 to 5.57
2004	425	11.67	4,958	0.73	–	9.80

Fidelity VIP Growth
Service Class 2
Division:
2008	868	7.61 to 7.24	6,606	0.62	0.00 to 0.75	(47.30) to (47.73)
2007	771	14.44 to 13.85	11,141	0.35	0.00 to 0.75	26.66 to 25.71
2006	604	11.40 to 11.01	6,886	0.15	0.00 to 0.75	6.57 to 5.78
2005	552	10.70 to 10.40	5,911	0.24	0.00 to 0.75	5.52 to 4.63
2004	457	10.14 to 9.94	4,634	0.09	0.00 to 0.75	3.12 to 2.35

Fidelity VIP High
Income Initial Class
Division:
2008	314	8.75 to 10.81	3,204	7.82	0.00 to 0.75	(25.02) to (25.50)
2007	468	11.67 to 14.51	6,413	8.53	0.00 to 0.75	2.79 to 2.01
2006	497	11.35 to 14.23	6,628	7.86	0.00 to 0.75	11.24 to 10.41
2005	538	10.20 to 12.88	6,462	14.79	0.00 to 0.75	2.72 to 1.90
2004	534	9.93 to 12.64	6,248	7.98	0.00 to 0.75	9.60 to 8.78

0611-0787462

181

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Fidelity VIP High
Income Service Class
2 Division:
2008	477	$12.45	$5,934	10.45%	–%	3.58%
2007	346	16.63	5,763	9.10	–	2.54
2006	273	16.22	4,431	9.52	–	11.02
2005	175	14.61	2,559	13.92	–	(14.06) to 2.31
2004	90	14.28	1,290	4.29	–	6.14

Fidelity VIP II Asset
Manager Service
Class 2 Division:
2008	208	10.48	2,185	2.84	–	(28.95)
2007	137	14.75	2,023	5.47	–	15.17
2006	95	12.80	1,214	2.20	–	7.14
2005	78	11.95	931	2.71	–	3.73 to 3.82
2004	73	11.51 to 11.52	843	1.89	–	5.11 to 5.21

Fidelity VIP II
Contrafund Initial
Class Division:
2008	2,594	11.05 to 10.51	47,136	0.96	0.00 to 0.75	(42.51) to (42.94)
2007	3,031	19.22 to 18.42	96,471	0.93	0.00 to 0.75	17.59 to 16.71
2006	3,290	16.35 to 15.78	89,418	1.28	0.00 to 0.75	11.72 to 10.88
2005	3,384	14.63 to 14.23	82,291	0.28	0.00 to 0.75	16.95 to 16.07
2004	3,296	21.56 to 12.26	68,673	0.32	0.00 to 0.75	15.48 to 14.58

Fidelity VIP II
Contrafund Service
Class 2 Division:
2008	2,949	11.13	32,810	0.94	–	7.74
2007	2,073	19.42	40,252	0.84	–	17.30
2006	1,503	16.55	24,881	1.01	–	11.43
2005	828	14.85	12,302	0.08	–	16.56 to 16.65
2004	353	12.73	4,493	0.08	–	13.09

0611-0787462

182

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Fidelity VIP III Mid
Cap Service Class 2
Division:
2008	1,243	$13.60	$16,907	0.25%	–%	(34.27)%
2007	1,137	22.52	25,611	0.49	–	15.34
2006	854	19.53	16,681	0.16	–	12.40
2005	653	17.37	11,344	–	–	18.00
2004	315	14.72	4,632	–	–	19.66

Franklin Income
Securities Class 2
Division:
2008	590	12.46	7,346	5.38	–	9.68
2007	531	17.71	9,407	2.73	–	3.76
2006	330	17.07	5,632	3.06	–	18.24
2005	331	14.44	4,772	3.29	–	1.62
2004	87	14.21	1,231	2.27	–	13.86

Franklin Mutual
Discovery Securities
Class 2 Division:
2008	486	14.65	7,115	2.42	–	2.30
2007	399	20.47	8,175	1.45	–	11.85
2006	294	18.31	5,390	0.96	–	23.05
2005	207	14.88	3,082	1.14	–	15.98
2004	69	12.83	884	0.79	–	18.25

Franklin Mutual Shares
Class 2 Division:
2008	518	10.17	5,269	3.26	–	6.16
2007	422	16.18	6,834	1.43	–	3.48
2006	267	15.63	4,179	1.29	–	18.38
2005	138	13.21	1,825	0.95	–	10.54
2004	112	11.95	1,334	0.82	–	12.63

Franklin Rising
Dividends Securities
Class 2 Division:
2008	161	10.20	1,641	1.73	–	10.03
2007	208	13.99	2,916	2.71	–	(2.69)
2006	240	14.37	3,447	1.01	–	17.12
2005	229	12.27	2,808	1.00	–	3.37
2004	182	11.87	2,163	0.67	–	11.04

0611-0787462

183

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Franklin Small Cap
Value Securities
Class 2 Division:
2008	410	$10.91	$4,471	1.12%	–%	17.19%
2007	320	16.29	5,220	0.63	–	(2.38)
2006	273	16.68	4,551	0.63	–	16.98
2005	173	14.26	2,470	0.76	–	8.77
2004	121	13.11	1,582	0.17	–	23.68

Franklin Strategic
Income Securities
Class 2 Division
2008 (11)	29	8.88	253	–	–	6.73

Goldman Sachs
Structured Small Cap
Equity Service Class I
Division:
2008	56	6.14 to 8.19	345	0.79	–	–
2007	39	9.31	361	0.40	–	(16.48)
2006	29	11.15	320	0.99	–	12.27
2005 (5)	6	9.93	61	–	–	(1.90)

Government & High
Quality Bond
Division:
2008	1,944	15.32 to 12.47	34,287	4.71	0.00 to 0.75	(1.67) to (2.35)
2007	2,076	15.58 to 12.77	37,166	4.21	0.00 to 0.75	4.90 to 4.11
2006	1,672	14.85 to 12.27	28,513	4.08	0.00 to 0.75	4.23 to 3.45
2005	1,808	14.25 to 11.86	29,297	4.20	0.00 to 0.75	2.00 to 1.28
2004	1,753	13.97 to 11.71	27,666	4.45	0.00 to 0.75	0.95 to 2.78

International Emerging
Markets Division:
2008	783	18.74 to 17.83	14,664	1.11	0.00 to 0.75	(54.84) to (55.19)
2007	700	41.50 to 39.79	29,043	0.86	0.00 to 0.75	31.09 to 41.04
2006	577	29.21 to 28.21	16,848	–	0.00 to 0.75	38.32 to 37.29
2005	425	21.11 to 20.55	8,966	1.50	0.00 to 0.75	34.29 to 33.27
2004	197	15.72 to 15.42	3,101	0.86	0.00 to 0.75	24.89 to 23.95

0611-0787462

184

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

International SmallCap
Division:
2008	1,640	$15.87 to $12.33	$30,378	2.07%	0.00% to 0.75%	(50.28)% to (50.68)%
2007	1,754	31.92 to 25.00	65,296	1.43	0.00 to 0.75	9.23 to 8.41
2006	1,631	29.22 to 23.06	55,554	0.50	0.00 to 0.75	30.38 to 29.41
2005	1,589	26.36 to 17.82	41,268	0.49	0.00 to 0.75	29.22 to 28.20
2004	1,264	17.36 to 13.90	25,361	0.69	0.00 to 0.75	19.97 to 29.23

Janus Aspen Balanced
Service Shares
Division:
2008	79	12.56	995	2.46	–	8.09
2007	73	14.96	1,099	2.74	–	10.29
2006	29	13.56	397	2.01	–	10.41
2005	7	12.28 to 12.29	83	2.31	–	7.62 to 7.90
2004	4	11.39 to 11.41	47	1.49	–	8.06 to 8.25

Janus Aspen Flexible
Bond Service Shares
Division:
2008	605	14.35	8,680	5.08	–	5.67
2007	273	13.58	3,708	4.37	–	6.80
2006	256	12.71	3,260	3.98	–	3.98
2005	244	12.23	2,985	5.16	–	1.66 to 1.75
2004	202	12.02 to 12.03	2,429	6.44	–	3.71 to 3.80

Janus Aspen Forty
Service Shares
Division:
2008 (12)	–	5.85	1	–	–	8.33

Janus Aspen
Fundamental Equity
Service Shares
Division:
2008	182	9.13	1,659	5.57	–	(42.36)
2007	155	15.84	2,460	0.11	–	10.79
2006	128	14.29	1,834	0.08	–	9.69
2005	81	13.03	1,049	0.02	–	15.31
2004	34	11.30	379	–	–	13.23

0611-0787462

185

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Janus Aspen
International Growth
Service Shares
Division:
2008	186	$14.65 to $26.77	$2,726	3.06%	–%	–%
2007	119	30.68	3,665	0.50	–	28.02
2006	33	23.96	791	2.21	–	46.63
2005	2	16.33 to 16.34	38	4.00	–	31.91 to 31.99
2004	–	12.39	–	–	–	18.69

Janus Aspen Mid Cap
Growth Service
Shares Division:
2008	527	7.66 to 7.23	4,039	0.07	0.00 to 0.75	(43.88) to (44.30)
2007	548	13.65 to 12.98	7,471	0.07	0.00 to 0.75	21.74 to 20.83
2006	356	11.21 to 10.75	3,986	–	0.00 to 0.75	13.31 to 12.46
2005	382	9.89 to 9.56	3,774	–	0.00 to 0.75	12.00 to 11.29
2004	324	8.83 to 8.59	2,857	–	0.00 to 0.75	20.46 to 19.47

Janus Aspen Worldwide
Growth Service
Shares Division:
2008	71	7.57	537	1.05	–	15.05
2007	74	13.72	1,011	0.60	–	9.36
2006	62	12.54	777	1.63	–	17.94
2005	53	10.63	562	1.26	–	5.56
2004	40	10.07	406	1.40	–	4.46

JP Morgan Bond Series
Trust II Division:
2008	209	10.56	2,213	9.08	–	(15.99)
2007	228	12.57	2,866	6.61	–	1.33
2006	126	12.40	1,560	3.24	–	4.14
2005	57	11.91	683	3.11	–	2.85
2004	26	11.58	306	1.85	–	4.23

JP Morgan Small
Company Series Trust
II Division:
2008	243	10.16	2,470	0.18	–	(31.99)
2007	189	14.94	2,820	0.01	–	(5.67)
2006	159	15.83	2,516	–	–	15.01
2005	116	13.77	1,591	–	–	3.46
2004	66	13.31	872	–	–	27.13

0611-0787462

186

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

LargeCap Blend II
Division:
2008 (19)	905	$9.21 to $8.77	$8,336	1.41%	0.00% to 0.75%	(36.44)% to (36.86)%
2007	881	14.49 to 13.89	12,770	0.67	0.00 to 0.75	5.13 to 4.34
2006	751	13.78 to 13.31	10,347	0.62	0.00 to 0.75	15.82 to 14.95
2005	588	11.90 to 11.58	6,999	0.01	0.00 to 0.75	4.85 to 3.95
2004	388	11.36 to 11.14	4,411	1.24	0.00 to 0.75	10.14 to 9.53

LargeCap Growth
Division:
2008 (18)	1,885	6.19 to 6.82	17,810	0.52	0.00 to 0.75	(43.11) to (43.59)
2007	1,863	10.88 to 12.09	30,968	0.16	0.00 to 0.75	23.20 to 22.27
2006	1,938	8.83 to 9.89	25,963	0.25	0.00 to 0.75	9.92 to 9.10
2005	1,892	12.62 to 9.06	23,025	0.66	0.00 to 0.75	12.38 to 11.30
2004	1,841	7.17 to 8.14	19,950	0.31	0.00 to 0.75	9.38 to 8.56

LargeCap Growth I
Division:
2008 (16)	5,139	6.81 to 6.24	56,771	0.17	0.00 to 0.75	(40.63) to (41.02)
2007	5,387	11.47 to 10.58	100,280	0.53	0.00 to 0.75	8.52 to 7.70
2006	4,817	17.58 to 9.83	82,212	–	0.00 to 0.75	6.21 to 5.42
2005	4,923	9.95 to 9.32	79,040	–	0.00 to 0.75	7.57 to 6.76
2004	4,915	9.25 to 8.73	73,342	0.57	0.00 to 0.75	9.33 to 8.51

LargeCap S&P 500
Index Division:
2008 (20)	2,009	7.70 to 7.42	15,467	2.73	0.00 to 0.75	(37.09) to (37.54)
2007	3,380	12.24 to 11.88	41,350	1.38	0.00 to 0.75	5.15 to 4.36
2006	3,618	11.64 to 11.38	42,105	1.32	0.00 to 0.75	15.57 to 14.71
2005	3,663	10.07 to 9.92	36,888	0.02	0.00 to 0.75	4.46 to 3.66
2004	3,215	9.64 to 9.57	30,994	1.58	0.00 to 0.75	10.12 to 9.56

LargeCap Value
Division:
2008 (15)	3,096	8.72 to 31.95	41,590	2.30	0.00 to 0.75	(35.17) to (35.65)
2007	3,226	13.45 to 49.65	66,964	1.61	0.00 to 0.75	(0.10) to (0.85)
2006	3,309	13.46 to 50.08	69,287	1.48	0.00 to 0.75	19.95 to 19.06
2005	3,216	16.62 to 42.06	56,597	0.01	0.00 to 0.75	6.95 to 6.00
2004	3,009	10.51 to 39.68	50,378	1.51	0.00 to 0.75	11.94 to 11.52

0611-0787462

187

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

LargeCap Value III
Division:
2008 (21)	1,320	$8.88 to $8.45	$11,723	2.37%	0.00% to 0.75%	(40.80)% to (41.24)%
2007	1,454	15.00 to 14.38	21,793	1.26	0.00 to 0.75	(3.71) to (4.44)
2006	1,149	15.57 to 15.04	17,887	0.86	0.00 to 0.75	21.55 to 20.64
2005	733	12.81 to 12.47	9,392	0.01	0.00 to 0.75	5.43 to 4.61
2004	480	12.15 to 11.91	5,836	1.71	0.00 to 0.75	10.12 to 12.24

LifeTime Strategic
Income Division:
2008	64	9.68 to 10.72	620	3.72	0.00 to 0.75	(23.90) to 5.51
2007	33	12.72	421	1.24	–	2.12
2006	12	12.46	150	0.06	–	10.26
2005	1	11.30	7	0.13	–	0.91
2004 (4)	–	10.77	–	–	–	7.23

LifeTime 2010 Division:
2008	211	9.30 to 11.14	1,963	4.14	0.00 to 0.75	(30.91) to 7.22
2007	117	13.46	1,579	1.03	–	3.74
2006	58	12.98	754	0.02	–	12.30
2005	12	11.55	137	0.01	–	0.89
2004 (4)	–	10.93	–	–	–	8.77

LifeTime 2020 Division:
2008	741	9.39 to 11.32	6,963	4.11	0.00 to 0.75	(34.15) to 8.12
2007	415	14.26	5,925	0.48	–	4.87
2006	195	13.60	2,652	–	–	15.16
2005	46	11.81	542	0.01	–	1.04
2004 (4)	–	11.06	4	3.95	–	9.96

LifeTime 2030 Division:
2008	714	9.13 to 11.43	6,523	4.04	0.00 to 0.75	(36.46) to 8.34
2007	484	14.37	6,949	0.37	–	5.97
2006	238	13.56	3,224	0.01	–	14.83
2005	56	11.81	665	0.08	–	1.04
2004 (4)	13	11.06	140	7.05	–	9.94

LifeTime 2040 Division:
2008	467	9.10 to 11.51	4,248	3.97	0.00 to 0.75	(38.14) to 8.69
2007	348	14.71	5,120	0.30	–	6.54
2006	148	13.81	2,050	0.02	–	15.13
2005	36	11.99	433	0.08	–	1.11
2004 (4)	12	11.18	136	3.65	–	11.01

0611-0787462

188

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

LifeTime 2050 Division:
2008	374	$9.02 to $11.56	$3,373	3.98%	0.00% to 0.75%	(39.05)% to 8.65%
2007	238	14.80	3,526	0.21	–	6.62
2006	123	13.88	1,712	0.01	–	15.49
2005	31	12.02	375	0.07	–	1.02
2004 (4)	7	11.17	77	2.53	–	10.85

MFS VIT Global Equity
Service Class
Division:
2008	31	9.13	284	0.75	–	7.92
2007	17	13.83	235	1.97	–	8.97
2006	11	12.69	144	–	–	24.02
2005 (5)	–	10.23	–	–	–	2.11

MFS VIT Growth
Service Class
Division:
2008 (22)	89	9.73	867	–	–	4.85
2007	45	15.58	698	–	–	20.87
2006	29	12.89	373	–	–	7.61
2005	19	11.97	228	–	–	8.92
2004	14	10.99	157	–	–	12.60 to 12.72

MFS VIT MidCap
Growth Service Class
Division:
2008	39	6.23	242	–	–	(51.56)
2007	46	12.86	587	–	–	9.51
2006	44	11.75	522	–	–	2.30
2005	43	11.48	488	–	–	2.87
2004	38	11.16	426	–	–	14.34

MFS VIT New
Discovery Service
Class Division:
2008	146	7.89	1,149	–	–	21.20
2007	127	13.04	1,660	–	–	2.25
2006	107	12.75	1,370	–	–	12.93
2005	114	11.29	1,285	–	–	4.93 to 5.02
2004	81	10.75	868	–	–	6.21

0611-0787462

189

	Principal Life Insurance Company

		Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

MFS VIT Research
International Service
Class Division:
2008	–	$6.08	$3	0.48%	–%	10.95%
2007 (6)	–	10.58	3	–	–	5.74

MFS VIT Total Return
Service Class
Division:
2008 (13)	–	8.15	–	–	–	5.71

MFS VIT Utilities
Division:
2008 (12)	2	6.34	10	–	–	5.14

MFS VIT Value Service
Class Division:
2008	550	11.01	6,050	0.76	–	7.21
2007	182	16.37	2,986	0.64	–	7.59
2006	82	15.21	1,244	0.76	–	20.51
2005	47	12.62	589	0.68	–	6.41
2004	31	11.86	362	0.36	–	14.81

MidCap Blend Division:
2008 (23)	2,589	15.86 to 61.15	57,440	0.62	0.00 to 0.75	(33.92) to (34.42)
2007	2,726	24.00 to 93.24	92,374	0.61	0.00 to 0.75	9.45 to 8.63
2006	2,895	21.92 to 85.84	90,511	1.03	0.00 to 0.75	14.23 to 13.38
2005	2,943	24.24 to 75.71	81,479	–	0.00 to 0.75	9.24 to 8.39
2004	2,818	17.58 to 69.85	72,635	1.04	0.00 to 0.75	12.68 to 16.88

MidCap Growth I
Division:
2008 (24)	1,246	9.09 to 7.91	11,337	0.09	0.00 to 0.75	(41.17) to (41.58)
2007	1,286	15.45 to 13.54	19,870	0.11	0.00 to 0.75	10.78 to 9.95
2006	1,223	13.95 to 12.32	17,067	–	0.00 to 0.75	9.65 to 8.83
2005	1,145	12.72 to 11.32	14,572	–	0.00 to 0.75	13.77 to 12.86
2004	985	11.18 to 10.03	11,019	–	0.00 to 0.75	11.82 to 10.98

MidCap Stock Division:
2008 (12)	–	6.86	–	–	–	17.06

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Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

MidCap Value II
Division:
2008 (25)	1,375	$10.11 to$ 9.55	$13,903	0.89%	0.00% to 0.75%	(43.93)% to (44.31)%
2007	1,428	18.03 to 17.15	25,741	0.63	0.00 to 0.75	(1.04) to (1.78)
2006	1,250	18.22 to 17.47	22,766	0.23	0.00 to 0.75	13.28 to 12.43
2005	1,090	16.08 to 15.53	17,532	–	0.00 to 0.75	10.59 to 9.68
2004	796	14.55 to 14.16	11,580	0.10	0.00 to 0.75	16.73 to 21.75

Money Market Division:
2008	12,278	13.41 to 20.94	185,704	2.46	0.00 to 0.75	2.60 to 1.80
2007	7,747	13.07 to 20.57	114,089	4.65	0.00 to 0.75	4.89 to 4.11
2006	5,764	12.46 to 19.76	80,848	4.47	0.00 to 0.75	4.63 to 3.85
2005	4,884	13.46 to 19.01	65,437	2.59	0.00 to 0.75	2.67 to 1.88
2004	3,881	11.60 to 18.67	50,588	0.88	0.00 to 0.75	0.46 to 0.16

Mortgage Securities
Division:
2008 (13)	–	10.11 to 10.10	3	–	0.00 to 0.75	1.30 to 1.20

Neuberger Berman
AMT Guardian I
Class Division:
2008	41	9.41	383	0.57	–	4.09
2007	36	15.00	547	0.30	–	7.39
2006	19	13.96	261	0.73	–	13.38
2005	14	12.32	172	0.12	–	8.45
2004	1	11.36	8	0.16	–	15.80

Neuberger Berman
AMT Partners I Class
Division:
2008	320	5.95	1,905	0.65	–	14.20
2007	131	12.49	1,632	0.79	–	9.34
2006	54	11.42	611	0.96	–	12.24
2005 (5)	–	10.18	–	–	–	0.71

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	Principal Life Insurance Company

		Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Neuberger Berman
AMT Small Cap
Growth S Class
Division:
2008 (26)	22	$6.36	$142	–%	–%	6.35%
2007	13	10.51	134	–	–	0.52
2006	7	10.45	78	–	–	5.25
2005 (5)	–	9.93	–	–	–	(1.19)

Oppenheimer Main
Street Small Cap
Service Shares
Division:
2008 (11)	–	6.99	1	–	–	17.88

Pioneer Small Cap
Value VCT Class II
Division:
2008 (13)	–	6.90	–	–	–	14.05

Putnam VT Growth &
Income Class IB
Division:
2008	20	8.04	163	2.31	–	(38.67)
2007	26	13.11	344	1.27	–	(6.04)
2006	23	13.95	324	3.50	–	15.91
2005	23	12.04	276	1.32	–	5.24
2004	14	11.44	158	1.19	–	11.11

Putnam VT
International Equity
Class IB Division:
2008	171	10.40	1,777	2.05	–	(43.97)
2007	206	18.56	3,826	2.57	–	8.37
2006	211	17.13	3,621	0.55	–	27.72
2005	159	13.41	2,132	1.26	–	12.22
2004	125	11.95	1,488	0.98	–	16.13

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Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Putnam VT Voyager
Class IB Division:
2008	1,893	$6.58 to $5.72	$14,850	–%	0.00% to 0.75%	(37.09)% to (37.49)%
2007	2,118	10.46 to 9.15	26,410	–	0.00 to 0.75	5.52 to 4.73
2006	2,477	9.91 to 8.73	29,288	0.11	0.00 to 0.75	5.44 to 4.65
2005	2,670	9.40 to 8.34	29,775	0.67	0.00 to 0.75	5.74 to 4.91
2004	2,733	10.69 to 7.95	28,828	0.24	0.00 to 0.75	5.01 to 4.19

Real Estate Securities
Division:
2008	1,154	22.41 to 18.30	25,966	2.34	0.00 to 0.75	(32.84) to (33.36)
2007	1,181	33.37 to 27.46	39,639	0.84	0.00 to 0.75	(17.69) to (18.31)
2006	1,556	40.54 to 33.61	63,389	1.46	0.00 to 0.75	36.61 to 35.59
2005	1,364	29.68 to 24.79	40,749	0.02	0.00 to 0.75	15.98 to 15.03
2004	1,171	25.62 to 21.56	30,221	2.42	0.00 to 0.75	18.19 to 33.52

SAM Balanced Portfolio
Division:
2008	380	7.68 to 11.12	2,917	3.07	0.00 to 0.75	(26.15) to 6.92
2007 (9)	78	10.40	814	–	–	4.01

SAM Conservative
Balanced Portfolio
Division:
2008	167	8.38 to 10.86	1,400	3.61	0.00 to 0.75	(19.19) to 5.74
2007 (9)	17	10.37	175	–	–	3.72

SAM Conservative
Growth Portfolio
Division:
2008	866	6.96 to 11.37	6,027	2.70	0.00 to 0.75	(33.08) to 7.98
2007 (9)	212	10.40	2,205	0.12	–	3.96

SAM Flexible Income
Portfolio Division:
2008	101	8.89 to 10.72	900	4.35	0.00 to 0.75	(13.77) to 5.30
2007 (9)	5	10.31	54	–	–	3.08

SAM Strategic Growth
Portfolio Division:
2008	748	6.51 to 11.53	4,863	3.22	0.00 to 0.75	(37.40) to 8.67
2007 (9)	200	10.40	2,075	0.42	–	3.82

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Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Short Term Bond
Division:
2008	371	$9.84 to $9.43	$3,643	4.70%	0.00% to 0.75%	(11.67)% to (12.36)%
2007	341	11.14 to 10.76	3,800	3.48	0.00 to 0.75	3.07 to 2.30
2006	256	10.81 to 10.52	2,765	2.72	0.00 to 0.75	4.44 to 3.66
2005	220	10.35 to 10.15	2,278	1.61	0.00 to 0.75	1.77
2004	171	10.17 to 10.05	1,735	–	0.00 to 0.75	0.10 to 0.54

Short-Term Income
Division:
2008 (13)	2	10.00 to 9.99	17	–	0.00 to 0.75	0.40 to 0.30

SmallCap Blend
Division:
2008 (27)	1,675	9.61 to 8.30	16,093	0.44	0.00 to 0.75	(36.69) to (37.26)
2007	1,793	15.18 to 13.23	27,223	0.30	0.00 to 0.75	1.65 to 0.88
2006	1,819	14.94 to 13.11	27,178	0.15	0.00 to 0.75	12.70 to 11.86
2005	1,682	13.79 to 11.72	22,304	0.02	0.00 to 0.75	7.07 to 6.26
2004	1,476	12.38 to 11.03	18,289	–	0.00 to 0.75	19.82 to 18.93

SmallCap Growth II
Division:
2008 (28)	1,877	5.87 to 4.55	13,739	–	0.00 to 0.75	(41.12) to (41.59)
2007	1,810	9.97 to 7.79	22,496	–	0.00 to 0.75	5.00 to 4.21
2006	1,862	9.49 to 7.47	22,043	–	0.00 to 0.75	8.97 to 8.16
2005	1,785	11.00 to 6.91	19,372	–	0.00 to 0.75	6.80 to 5.82
2004	1,663	8.17 to 6.53	16,914	–	0.00 to 0.75	11.24 to 10.41

SmallCap Value I
Division:
2008 (29)	1,271	17.87 to 12.23	22,659	0.96	0.00 to 0.75	(31.82) to (32.36)
2007	1,376	26.21 to 18.08	36,103	0.37	0.00 to 0.75	(9.52) to (10.20)
2006	1,496	28.96 to 20.13	43,354	0.31	0.00 to 0.75	18.64 to 17.76
2005	1,479	24.41 to 17.10	36,124	0.04	0.00 to 0.75	6.22 to 5.43
2004	1,257	22.98 to 16.22	28,904	0.17	0.00 to 0.75	17.18 to 22.16

Summit EAFE
International Index
Division:
2008 (13)	–	6.53	–	–	–	–

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	Principal Life Insurance Company

		Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Summit Russell 2000
Small Cap Index
Division:
2008	101	$7.57	$766	1.21%	–%	14.70%
2007	61	11.48	699	0.39	–	(2.40)
2006	23	11.76	272	0.04	–	17.35
2005 (5)	–	10.02	–	–	–	(0.74)

Summit S&P MidCap
400 Index Division:
2008	13	6.38	82	0.80	–	(32.91)
2007 (10)	–	10.08	–	–	–	2.73

T. Rowe Price Equity
Income II Division
2008	86	7.82	675	2.54	–	(36.32)
2007	3	12.28	37	1.58	–	3.03
2006	3	11.92	33	1.67	–	18.65
2005 (5)	–	10.04	–	–	–	(0.05)

Templeton Developing
Markets Securities
Class 2 Division:
2008	163	8.31	1,359	2.71	–	9.06
2007	123	17.58	2,169	2.09	–	28.78
2006	65	13.65	889	1.20	–	28.09
2005 (5)	6	10.65	63	–	–	6.45

Templeton Foreign
Securities Class 2
Division
2008	43	6.43	279	2.18	–	8.98
2007 (9)	3	10.79	33	–	–	7.91

Templeton Global
Income Securities
Class 2 Division
2008 (11)	14	9.97	135	5.88	–	9.44

Van Eck Worldwide
Hard Assets Initial
Class Division:
2008 (11)	40	5.65	226	–	–	7.62

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Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Vanguard VIF Balanced
Division:
2008	1,785	$12.58	$22,454	3.08%	–%	(22.58)%
2007	1,343	16.25	21,822	2.38	–	8.36
2006	865	15.00	12,974	2.13	–	14.96
2005	528	13.04	6,888	1.95	–	6.80
2004	256	12.21	3,122	1.87	–	11.30

Vanguard VIF Equity
Index Division:
2008	3,237	9.22	29,861	1.71	–	(36.98)
2007	1,448	14.63	21,186	1.44	–	5.38
2006	1,146	13.88	15,900	1.53	–	15.71
2005	838	12.00	10,057	1.56	–	4.80
2004	582	11.45	6,657	0.96	–	10.84

Vanguard VIF Mid-Cap
Index Division:
2008	742	10.23	7,587	1.44	–	13.29
2007	636	17.58	11,182	1.10	–	6.14
2006	514	16.57	8,510	0.94	–	13.75
2005	346	14.56	5,046	0.74	–	13.93
2004	152	12.78	1,946	0.53	–	20.34

Wells Fargo Advantage
VT Asset Allocation
Division:
2008	96	10.70 to 10.18	1,032	2.44	0.00 to 0.75	(29.09) to (29.65)
2007	116	15.09 to 14.47	1,750	2.28	0.00 to 0.75	7.60 to 6.79
2006	103	14.03 to 13.55	1,442	2.38	0.00 to 0.75	12.14 to 11.30
2005	71	12.51 to 12.17	885	2.16	0.00 to 0.75	6.11 to 4.20
2004	61	11.91 to 11.68	725	2.14	–	8.68 to 8.52

Wells Fargo Advantage
VT Equity Income
Division:
2008	51	9.06 to 8.62	466	1.95	0.00 to 0.75	(36.47) to (36.94)
2007	43	14.26 to 13.67	611	1.54	0.00 to 0.75	2.80 to 2.03
2006	35	13.87 to 13.40	491	1.57	–	18.55 to 17.67
2005	28	11.70	325	1.49	–	5.12 to 5.41
2004	16	11.11 to 10.89	179	1.68	–	8.87 to 10.25

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Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
					Unit Fair Value
		Unit Fair Value			Corresponding
		Corresponding to	Net	Investment	to Lowest to
	Units	Lowest to Highest	Assets	Income	Highest Expense
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Ratio	Net Assets (000’s)

Wells Fargo Advantage
VT Large Company
Growth Division:
2008	90	$7.17 to $6.82	$647	0.28%	0.00% to 0.75%	(38.98)% to (39.43)%
2007	72	11.75 to 11.26	850	–	0.00 to 0.75	7.61 to 6.80
2006	72	10.92 to 10.54	788	–	–	2.35 to 1.59
2005	81	10.67	863	0.17	–	3.39 to 5.75
2004	28	10.09 to 9.89	280	–	–	3.26 to 2.48

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.
These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists then a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.
(4)	Commencement of operations, August 23, 2004.
(5)	Commencement of operations, November 21, 2005.
(6)	Commencement of operations, April 28, 2006.
(7)	Commencement of operations, January 5, 2007.
(8)	Commencement of operations, April 30, 2007.
(9)	Commencement of operations, May 1, 2007.
(10)	Commencement of operations, November 19, 2007.
(11)	Commencement of operations, May 19, 2008.
(12)	Commencement of operations, July 21, 2008.
(13)	Commencement of operations, November 24, 2008.

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Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6.	Financial Highlights (continued)
	(14)	Represented the operations of Bond Division until May 19, 2008 name change.
	(15)	Represented the operations of Capital Value Division until May 19, 2008 name change.
	(16)	Represented the operations of Equity Growth Division until May 19, 2008 name change.
	(17)	Represented the operations of Equity Income I Division until May 19, 2008 name change.
	(18)	Represented the operations of Growth Division until May 19, 2008 name change.
	(19)	Represented the operations of LargeCap Blend Division until May 19, 2008 name change.
	(20)	Represented the operations of LargeCap Stock Index Division until May 19, 2008 name change.
	(21)	Represented the operations of LargeCap Value Division until May 19, 2008 name change.
	(22)	Represented the operations of MFS VIT Emerging Growth Service Class Division until May 19, 2008 name change.
	(23)	Represented the operations of MidCap Division until May 19, 2008 name change.
	(24)	Represented the operations of MidCap Growth Division until May 19, 2008 name change.
	(25)	Represented the operations of MidCap Value Division until May 19, 2008 name change.
	(26)	Represented the operations of Neuberger Berman AMT Fasciano S Class Division until November 24, 2008 name change.
	(27)	Represented the operations of SmallCap Division until May 19, 2008 name change.
	(28)	Represented the operations of SmallCap Growth Division until May 19, 2008 name change.
	(29)	Represented the operations of SmallCap Value Division until May 19, 2008 name change.

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

Division	2008 Unit Value	2008 Total Return

AIM V.I. Capital Appreciation Series II Division	$ –	(42.57)%
AIM V.I. Core Equity Series II Division	–	(30.30)
AIM V.I. Dynamics Series I Division	–	8.28
AIM V.I. Global Health Care Series I Division	–	9.05
AIM V.I. International Growth Series I Division	–	(40.40)
AIM V.I. Small Cap Equity Series I Division	7.06	11.01
AllianceBernstein International Value Division	–	(52.85) and (44.86)
AllianceBernstein Small Cap Growth Division	–	(36.50)
AllianceBernstein Small/Mid Cap Value Division	–	(30.22)
American Century VP II Income & Growth Division	–	(34.77)
American Century VP II International Division	–	(44.92)
American Century VP II MidCap Value Division	–	(24.48)
American Century VP II Value Division	–	6.66 and (15.84)
American Century VP II Vista Division	–	(41.44) and (48.73)
Asset Allocation Division	16.88	(24.81)
Balanced Division	–	(30.92)

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Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value	2008 Total Return

Bond & Mortgage Securities Division	$ –	4.35% and (17.03)%
Calvert Variable Series Income Port. Initial Shares Division	–	(9.90)
Diversified International Division	14.01	8.94, (46.20) and (37.98)
Dreyfus IP Core Value Service Shares Division	–	(35.94)
Dreyfus Socially Responsible Growth Service Shares Division	–	(34.58)
Dreyfus VIF Appreciation Service Shares Division	–	(29.70)
DWS Dreman Small Mid Cap Value Class B Division	–	(32.94) and (26.26)
Fidelity VIP Equity-Income Initial Class Division	13.41
Fidelity VIP Equity-Income Service Class 2 Division	–	(42.82) and (31.74)
Fidelity VIP High Income Service Class 2 Division	–	(25.14) and (24.22)
Fidelity VIP II Contrafund Initial Class Division	19.04	–
Fidelity VIP II Contrafund Service Class 2 Division	–	(42.69) and (32.79)
Fidelity VIP III Mid Cap Service Class 2 Division	–	(39.61) and (34.27)
Franklin Income Securities Class 2 Division	–	(29.64)
Franklin Mutual Discovery Class 2 Division	–	(28.43) and (17.74)
Franklin Mutual Shares Class 2 Division	–	(37.14)
Franklin Rising Dividends Class 2 Division	–	(27.09) and (20.00)
Franklin Small Cap Value Securities Class 2 Division	–	(33.03)
Franklin Templeton Developing Markets Class 2 Division	–	(52.73)
Franklin Templeton Foreign Securities Class 2 Division	–	(40.41)
Franklin Templeton Global Income Securities Class 2 Division	–	1.53
Franklin Templeton Strategic Income Securities Class 2 Division	–	(13.70)%
Goldman Sachs Structured Small Cap Equity Service Class 1
Division	–	(34.05)
Government & High Quality Bond Division	17.80	3.61, (1.66) and (0.22)
International Emerging Markets Division	–	12.76 and (46.40)
International SmallCap Division	18.66	9.25 and (42.46)
Janus Aspen Balanced Service Shares Division	–	(16.04)
Janus Aspen Forty Division	–	(41.38)
Janus Aspen International Growth Service Shares Division	–	(52.25)
Janus Aspen Mid Cap Growth Service Shares Division	–	14.50
Janus Aspen Worldwide Growth Service Shares Division	–	(44.83)
LargeCap Blend II Division	–	6.47 and (28.05)
LargeCap Growth Division	9.71	4.41
LargeCap Growth I Division	11.33	9.79, (40.62) and
		(33.47)

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Principal Life Insurance Company Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
Division	2008 Unit Value	2008 Total Return

LargeCap S&P 500 Index Division	$7.73	6.35% and (27.43)%
LargeCap Value Division	–	6.69, (35.14) and (25.58)
LargeCap Value III Division	–	10.04 and (26.31)
LifeTime Strategic Income Division	–	5.56
LifeTime 2010 Division	–	7.27
LifeTime 2040 Division	–	8.85
LifeTime 2050 Division	–	8.81
MFS VIT Global Equity Service Class Division	–	(33.98)
MFS VIT Growth Service Class Division	–	(37.55)
MFS VIT New Discovery Service Class Division	–	(39.49) and (33.70)
MFS VIT Research International Service Class
Division	–	(42.53)
MFS VIT Utilities Service Class Division	–	(33.12)
MFS VIT Value Service Class Division	–	(32.74)
MidCap Blend Division	–	9.40 and (30.61)
MidCap Growth I Division	9.20	12.92, (41.10) and (35.53)
MidCap Stock Division	–	(23.52)
MidCap Value II Division	–	15.94 and (36.77)
Money Market Division	–	2.64, 0.20 and 1.00
Neuberger Berman AMT Guardian I Class
Division	–	(37.27)
Neuberger Berman AMT Partners Division	–	(52.36) and (46.49)
Neuberger Berman AMT Small Cap Growth S
Class Division	–	(39.49)
Oppenheimer Main Street Small Cap Service
Shares Division	–	(37.08) and (31.54)
Putnam VT Voyager Class IB Division	7.92	(37.04)
Real Estate Securities Division	24.12	18.76 and (32.15)
SAM Balanced Portfolio Division	–	6.96
SAM Conservative Balanced Portfolio Division	–	5.81
SAM Conservative Growth Portfolio Division	–	8.24 and (33.22)
SAM Flexible Income Portfolio Division	–	5.33
SAM Strategic Growth Portfolio Division	–	8.86
Short Term Bond Division	–	0.61 and (7.61)
SmallCap Blend Division	9.99	–
SmallCap Growth II Division	7.41	12.44 and (34.71)
SmallCap Value I Division	19.15	15.14 and (24.92)
Summit Russell 2000 Small Cap Index Division	–	(34.06) and (27.90)

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200

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value	2008 Total Return

Summit S&P MidCap 400 Index Division	$ –	(36.71)%
Van Eck Worldwide Hard Assets Initial Class Division	–	(55.69)
Vanguard VIF Mid-Cap Index Division	–	(41.81)

Division	2007 Unit Value	2007 Total Return

Asset Allocation Division	$ 22.45	–%
Diversified International Division	26.04	–
Equity Growth Division	19.08	–
Fidelity VIP Equity-Income Initial Class Division	23.39	–
Fidelity VIP II Contrafund Initial Class Division	33.12	–
Government & High Quality Bond Division	18.10	–
Growth Division	17.09	–
International Emerging Markets Division	–	42.11
International SmallCap Division	37.53	–
LargeCap Stock Index Division	12.29	–
MidCap Growth Division	15.62	–
Putnam VT Voyager Class IB Division	12.58	–
Real Estate Securities Division	35.92	–
SmallCap Division	15.80	–
SmallCap Growth Division	12.59	–
SmallCap Value Division	28.09	–
Summit Russell 2000 Small Cap Index Division	–	2.19

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201

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2006 Unit Value	2006 Total Return

AIM V.I. Core Equity Series I Division	$ –	16.70%
Asset Allocation Division	20.09	–
Diversified International Division	22.43	–
Equity Growth Division	17.58	–
Fidelity VIP Equity-Income Initial Class Division	23.04	–
Fidelity VIP II Contrafund Initial Class Division	28.16	–
Government & High Quality Bond Division	17.25	–
Growth Division	13.87	–
International SmallCap Division	34.36	–
LargeCap Stock Index Division	11.68	–
MidCap Growth Division	14.10	–
Putnam VT Voyager Class IB Division	11.92	–
Real Estate Securities Division	43.64	–
SmallCap Division	15.54	–
SmallCap Growth Division	11.99	–
SmallCap Value Division	31.04	–

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202

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2005 Unit Value	2005 Total Return

Asset Allocation Division	$ 17.81	–%
Diversified International Division	17.53	–
Equity Growth Division	16.55	–
Fidelity VIP II Contrafund Initial Class Division	25.21	–
Fidelity VIP Equity-Income Initial Class Division	19.17	–
Government & High Quality Bond Division	16.55	–
Growth Division	12.62	–
International SmallCap Division	26.35	–
LargeCap Stock Index Division	10.11	–
MidCap Growth Division	12.86	–
Principal LifeTime Strategic Income Division	–	4.96
Principal LifeTime 2010 Division	–	5.70
Principal LifeTime 2020 Division	–	6.77
Principal LifeTime 2030 Division	–	6.76
Principal LifeTime 2040 Division	–	7.27
Principal LifeTime 2050 Division	–	7.56
Putnam VT Voyager Class IB Division	11.30	–
Real Estate Securities Division	31.94	–
SmallCap Division	13.79	–
SmallCap Growth Division	11.00	–
SmallCap Value Division	26.16	–
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203

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2004 Unit Value	2004 Total Return

AIM V.I. Core Equity Series I Division	$ –	8.67%
AIM V.I. Global Health Care Series I Division	–	9.25
American Century VP II Income & Growth Division	–	12.57
American Century VP II Ultra Division	–	11.93
American Century VP II Value Division	–	14.17
Asset Allocation Division	16.84	8.49
Balanced Division	–	10.05
Bond Division	–	4.98
Capital Value Division	–	12.36
Diversified International Division	14.16	21.03
Dreyfus VIF Developing Leaders Service Shares Division	–	12.32
Equity Growth Division	15.39	14.30
Fidelity VIP Equity-Income Initial Class Division	18.11	–
Fidelity VIP Equity-Income Service Class 2 Division	–	11.23
Fidelity VIP Growth Service Class 2 Division	–	9.71
Fidelity VIP High Income Service Class 2 Division	–	9.38
Fidelity VIP II Contrafund Initial Class Division	21.56	–
Fidelity VIP II Contrafund Service Class 2 Division	–	15.16
Fidelity VIP III MidCap Service Class 2 Division	–	24.66
Government & High Quality Bond Division	16.23	3.56
Growth Division	11.26	11.59
International Emerging Markets Division	–	25.38
International SmallCap Division	20.41	30.20
LargeCap Blend Division	–	10.36
LargeCap Stock Index Division	9.68	10.39
LargeCap Value Division	–	13.09
MFS VIT New Discovery Service Class Division	–	19.50
MidCap Division	–	17.76
MidCap Growth Division	11.31	16.31
MidCap Value Division	–	22.67
Money Market Division	–	0.92

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204

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2004 Unit Value	2004 Total Return

Putnam VT Voyager Class IB Division	$ 10.69	–%
Real Estate Securities Division	27.57	34.53
Short Term Bond Division	–	1.30
SmallCap Division	12.88	19.97
SmallCap Growth Division	10.31	18.77
SmallCap Value Division	24.63	23.08
Wells Fargo Advantage VT Asset Allocation Division	–	9.34
Wells Fargo Advantage VT Equity Income Division	–	11.08
Wells Fargo Advantage VT Large Company Growth Division	–	10.17

0611-0787462

205

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder Principal Life Insurance Company

     We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2008 and 2007, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for its pension and other post-retirement benefits effective December 31, 2006 and January 1, 2008, and for the treatment of modifications or exchanges of insurance contracts and income tax contingencies effective January 1, 2007.

/s/ Ernst & Young LLP

Des Moines, Iowa March 13, 2009

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2008	2007
	(in millions)
Assets
Fixed maturities, available-for-sale	$ 38,064.0	$ 44,236.7
Fixed maturities, trading	752.1	302.1
Equity securities, available-for-sale	234.2	309.7
Equity securities, trading	125.7	223.9
Mortgage loans	12,633.8	12,101.0
Real estate	915.2	859.6
Policy loans	881.4	853.7
Other investments	2,081.8	1,335.1
Total investments	55,688.2	60,221.8
Cash and cash equivalents	2,536.7	1,447.3
Accrued investment income	744.0	766.3
Premiums due and other receivables	938.2	866.0
Deferred policy acquisition costs	3,970.1	2,626.7
Property and equipment	494.0	435.4
Goodwill	258.2	244.0
Other intangibles	187.7	190.0
Separate account assets	51,069.2	75,743.3
Other assets	3,237.3	1,610.0
Total assets	$ 119,123.6	$ 144,150.8

Liabilities
Contractholder funds	$ 43,046.4	$ 40,267.5
Future policy benefits and claims	15,974.2	15,622.9
Other policyholder funds	518.5	526.6
Short-term debt	291.1	344.5
Long-term debt	121.2	186.9
Income taxes currently payable	4.1	5.6
Deferred income taxes	4.2	386.3
Separate account liabilities	51,069.2	75,743.3
Other liabilities	6,044.7	4,590.5
Total liabilities	117,073.6	137,674.1
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares
issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,626.6	5,595.9
Retained earnings	1,158.5	760.8
Accumulated other comprehensive income (loss)	(4,737.6)	117.5
Total stockholder’s equity	2,050.0	6,476.7
Total liabilities and stockholder’s equity	$ 119,123.6	$ 144,150.8

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Revenues
Premiums and other considerations	$ 4,005.1	$ 4,387.7	$ 4,066.2
Fees and other revenues	1,849.5	1,996.8	1,634.3
Net investment income	3,472.0	3,552.5	3,352.8
Net realized capital gains (losses)	(622.6)	(348.4)	30.4
Total revenues	8,704.0	9,588.6	9,083.7
Expenses
Benefits, claims and settlement expenses	5,634.0	5,908.6	5,293.3
Dividends to policyholders	267.3	293.8	290.7
Operating expenses	2,355.3	2,464.1	2,231.0
Total expenses	8,256.6	8,666.5	7,815.0
Income from continuing operations before income taxes	447.4	922.1	1,268.7
Income taxes	44.3	201.2	320.0
Income from continuing operations, net of related income taxes	403.1	720.9	948.7
Income from discontinued operations, net of related income taxes	—	20.2	28.9
Net income	$ 403.1	$ 741.1	$ 977.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income (loss)	equity
			(in millions)
Balances at January 1, 2006	$ 2.5	$ 5,354.8	$ 870.4	$ 854.9	$ 7,082.6
Capital contributions	—	93.8	—	—	93.8
Capital transactions of equity method investee, net of related
income taxes	—	1.7	—	—	1.7
Stock-based compensation and additional related tax benefits	—	65.0	(0.9)	—	64.1
Dividends to parent	—	—	(1,176.2)	—	(1,176.2)
Transition adjustment related to post-retirement benefit
obligations, net of related income taxes	—	—	—	23.3	23.3
Comprehensive income:
Net income	—	—	977.6	—	977.6
Net unrealized losses, net	—	—	—	(269.9)	(269.9)
Foreign currency translation adjustment, net of related
income taxes	—	—	—	1.6	1.6
Minimum pension liability, net of related income taxes	—	—	—	2.7	2.7
Comprehensive income					712.0
Balances at December 31, 2006	2.5	5,515.3	670.9	612.6	6,801.3
Capital contributions	—	13.9	—	—	13.9
Capital transactions of equity method investee, net of related
income taxes	—	1.1	—	—	1.1
Stock-based compensation and additional related tax benefits	—	65.6	(1.2)	—	64.4
Dividends to parent	—	—	(650.0)	—	(650.0)
Comprehensive income:
Net income	—	—	741.1	—	741.1
Net unrealized losses, net	—	—	—	(550.8)	(550.8)
Foreign currency translation adjustment, net of related
income taxes	—	—	—	3.0	3.0
Unrecognized post-retirement benefit obligation, net of
related income taxes	—	—	—	52.7	52.7
Comprehensive income					246.0
Balances at December 31, 2007	2.5	5,595.9	760.8	117.5	6,476.7
Return of capital to parent	—	(5.2)	—	—	(5.2)
Capital transactions of equity method investee, net of related
income taxes	—	0.6	—	—	0.6
Stock-based compensation and additional related tax benefits	—	35.3	(0.8)	—	34.5
Dividends to parent	—	—	(5.5)	—	(5.5)
Effects of changing post-retirement benefit plan
measurement date, net of related income taxes	—	—	0.9	(2.0)	(1.1)
Comprehensive loss:
Net income	—	—	403.1	—	403.1
Net unrealized losses, net	—	—	—	(4,205.1)	(4,205.1)
Foreign currency translation adjustment, net of related
income taxes	—	—	—	(15.5)	(15.5)
Unrecognized post-retirement benefit obligation, net of
related income taxes	—	—	—	(632.5)	(632.5)
Comprehensive loss					(4,450.0)
Balances at December 31, 2008	$ 2.5	$ 5,626.6	$ 1,158.5	$ (4,737.6)	$ 2,050.0

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Operating activities
Net income	$ 403.1	$ 741.1	$ 977.6
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	—	(20.2)	(28.9)
Amortization of deferred policy acquisition costs	375.1	351.4	236.8
Additions to deferred policy acquisition costs	(637.8)	(568.7)	(445.8)
Accrued investment income	22.3	(52.6)	(46.4)
Net cash flows for trading securities	(457.9)	(180.7)	(93.0)
Premiums due and other receivables	(74.9)	(136.6)	(98.7)
Contractholder and policyholder liabilities and dividends	2,010.4	1,912.4	1,692.9
Current and deferred income taxes	(194.3)	(105.8)	125.0
Net realized capital (gains) losses	622.6	348.4	(30.4)
Depreciation and amortization expense	91.4	88.8	79.3
Mortgage loans held for sale, acquired or originated	(36.8)	(27.2)	(382.6)
Mortgage loans held for sale, sold or repaid, net of gain	18.1	104.2	719.7
Real estate acquired through operating activities	(77.5)	(48.2)	(82.3)
Real estate sold through operating activities	24.5	43.7	91.4
Stock-based compensation	23.2	59.7	63.8
Other	(67.5)	(86.0)	(272.6)
Net adjustments	1,640.9	1,682.6	1,528.2
Net cash provided by operating activities	2,044.0	2,423.7	2,505.8
Investing activities
Available-for-sale securities:
Purchases	(6,179.9)	(10,223.8)	(7,399.7)
Sales	1,087.1	2,858.5	1,094.0
Maturities	3,039.4	4,278.2	3,453.5
Mortgage loans acquired or originated	(3,395.7)	(3,043.8)	(2,501.0)
Mortgage loans sold or repaid	2,791.1	1,996.5	2,002.0
Real estate acquired	(33.3)	(115.2)	(26.6)
Real estate sold	68.7	50.8	211.1
Net purchases of property and equipment	(104.1)	(74.5)	(39.5)
Sales (purchases) of interest in subsidiaries, net of cash acquired	18.0	(7.0)	(37.2)
Net change in other investments	(31.5)	16.3	99.2
Net cash used in investing activities	$ (2,740.2)	$ (4,264.0)	$ (3,144.2)

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Financing activities
Proceeds from financing element derivatives	$ 142.2	$ 128.7	$ 132.1
Payments for financing element derivatives	(114.6)	(137.2)	(141.0)
Excess tax benefits from share-based payment arrangements	2.7	9.6	8.4
Dividends to parent	(5.5)	(650.0)	(1,176.2)
Capital contribution (return of capital) from (to) parent	(5.2)	13.9	(5.8)
Issuance of long-term debt	0.1	0.2	1.0
Principal repayments of long-term debt	(65.8)	(69.4)	(15.4)
Net repayments of short-term borrowings	(71.3)	(67.7)	(306.9)
Investment contract deposits	11,349.0	9,958.9	8,925.7
Investment contract withdrawals	(9,813.7)	(8,209.9)	(6,859.4)
Net increase in banking operation deposits	373.1	417.1	258.9
Other	(5.4)	(5.3)	—
Net cash provided by financing activities	1,785.6	1,388.9	821.4
Discontinued operations
Net cash provided by operating activities	—	2.5	6.9
Net cash used in investing activities	—	(1.3)	(8.4)
Net cash used in financing activities	—	(0.5)	(0.6)
Net cash provided by (used in) discontinued operations	—	0.7	(2.1)
Net increase (decrease) in cash and cash equivalents	1,089.4	(450.7)	180.9
Cash and cash equivalents at beginning of year	1,447.3	1,898.0	1,717.1
Cash and cash equivalents at end of year	$ 2,536.7	$ 1,447.3	$ 1,898.0

Cash and cash equivalents of discontinued operations included above
At beginning of year	$ —	$ (0.7)	$ 1.4
At end of year	$ —	$ —	$ (0.7)

Supplemental Information:
Cash paid for interest	$ 15.2	$ 20.7	$ 28.3
Cash paid for income taxes	$ 227.5	$ 246.4	$ 177.3

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2008

1. Nature of Operations and Significant Accounting Policies Description of Business

     Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

     The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Less than majority-owned entities in which we have at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we have at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.

Closed Block

     We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 9, Closed Block, for further details.

Recent Accounting Pronouncements

     On January 12, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) Emerging Issues Task Force (“EITF”) 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 (“FSP EITF 99-20-1”). This FSP amends EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, by eliminating the requirement that a holder’s best estimate of cash flows be based upon those that a market participant would use. Instead, FSP EITF 99-20-1 eliminates the use of market participant assumptions and requires the use of management’s judgment in the determination of whether it is probable there has been an adverse change in estimated cash flow. This FSP was effective for reporting periods ending after December 15, 2008, and did not have a material impact on our consolidated financial statements.

     On December 11, 2008, the FASB issued FSP FAS 140-4 and FASB Interpretation (“FIN”) 46(R)-8, Disclosures about Transfers of Financial Assets and Interests in Variable Interest Entities (“FSP FAS 140-4 and FIN 46(R)-8”). This FSP requires additional disclosures by public entities with continuing involvement in transfers of financial assets to special purpose entities and with variable interests in VIEs. FSP FAS 140-4 and FIN 46(R)-8 was effective for reporting periods ending after December 15, 2008. We have included the required disclosures in our consolidated financial statements for the year ended December 31, 2008. See Note 5, Variable Interest Entities, and Note 7, Securitization Transactions, for further details.

     On September 12, 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“FSP FAS 133-1 and FIN 45-4”). FSP FAS 133-1 and FIN 45-4 (1) amends Statement of Financial Accounting Standards (“SFAS”) No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”), to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument; (2) amends FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the FASB’s intent about the effective date of SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No.

133 (“SFAS 161”). FSP FAS 133-1 and FIN 45-4 is effective for reporting periods ending after November 15, 2008. We have included the required disclosures in our consolidated financial statements for the year ended December 31, 2008. See Note 8, Derivative Financial Instruments, for further details relating to our credit derivatives.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

     On March 19, 2008, the FASB issued SFAS 161. This statement requires (1) qualitative disclosures about objectives and strategies for using derivatives, (2) quantitative disclosures about fair value amounts of gains and losses on derivative instruments and related hedged items and (3) disclosures about credit-risk-related contingent features in derivative instruments. The disclosures are intended to provide users of financial statements with an enhanced understanding of how and why derivative instruments are used, how they are accounted for and the financial statement impacts. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We plan to make the required disclosures in our consolidated financial statements beginning in first quarter 2009.

     On December 4, 2007, the FASB issued SFAS No. 141(R), Business Combinations (“SFAS 141(R)”). Among the changes, the standard requires that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. In addition, SFAS 141(R) requires direct acquisition costs to be expensed. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. All requirements of SFAS 141(R) should be applied prospectively.

     Also on December 4, 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – an Amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). Under this statement, noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other items outside of equity. In addition, SFAS 160 changes the way the consolidated income statement is presented. Net income will include the total income of all consolidated subsidiaries, with separate disclosures on the face of the income statement of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income. Finally, SFAS 160 revises the accounting requirements for changes in a parent’s ownership interest while the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. Presentation and disclosure requirements should be applied retrospectively for all periods presented. All other requirements of SFAS 160 should be applied prospectively. Certain separate account arrangements involve ownership of mutual funds to support the investment objective of the separate account. It is possible that, through a separate account arrangement, greater than 50% of the mutual fund shares could be owned. The accounting guidance for this circumstance is not well defined, but we, like many other insurers, do not consolidate the mutual fund as we believe the arrangement qualifies for the exemption afforded investment companies. In January, the FASB asked the EITF to consider a topic entitled “Consideration of an Insurer's Accounting for Majority Owned Investments When the Ownership is through a Separate Account.” It is anticipated that the EITF will consider the issue in 2009. It is not possible to predict the outcome of the deliberations with any certainty; however, one outcome could be the recognition of the portion of the mutual fund not held via the separate account arrangement as a non-controlling interest in equity. The value of non-controlling interest is dependent on the daily changes to mutual fund share ownership levels. Therefore, we are still evaluating the impact this guidance will have on our consolidated financial statements.

     On June 11, 2007, the American Institute of Certified Public Accountants (the “AICPA”) issued Statement of Position (“SOP”) 07-1, Clarification of the Scope of the Audit and Accounting Guide “Investment Companies” and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). This SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). This SOP also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, this SOP includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of this SOP were effective for fiscal years beginning on or after December 15, 2007. However, on February 14, 2008, the FASB issued FSP SOP 07-1-1, Effective Date of AICPA Statement of Position 07-1, to indefinitely defer the effective date of SOP 07-1.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

     On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 (“SFAS 159”). SFAS 159 permits entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions (2) is irrevocable and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. SFAS 159 also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We adopted SFAS 159 on January 1, 2008, and which no impact on our consolidated financial statements. Election of this option upon acquisition or assumption of eligible items could introduce period to period volatility in net income.

     On September 29, 2006, the FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132R (“SFAS 158”). The requirement to recognize the funded status of a defined benefit postretirement plan and the disclosure requirements were effective for fiscal years ending after December 15, 2006, and did not have a material impact on our consolidated financial statements. Effective for fiscal years ending after December 15, 2008, SFAS 158 also eliminates the ability to choose a measurement date by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. For 2007, we used a measurement date of October 1 for the measurement of plan assets and benefit obligations. Two transition methods were available when implementing the change in measurement date for 2008. We chose the alternative that allowed us to use the October 1, 2007, measurement date as a basis for determining the 2008 expense and transition adjustment. The effect of changing the measurement date resulted in a $0.9 million increase to retained earnings and a $2.0 million decrease to accumulated other comprehensive income in the first quarter of 2008.

     On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value measurement. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. On February 12, 2008, the FASB issued FSP FAS 157-2, Effective Date of Statement No. 157 (“FSP FAS 157-2”) to defer the effective date of the standard for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. On February 14, 2008, the FASB issued FSP FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement Under Statement 13, which amends SFAS 157 to exclude instruments covered by SFAS No. 13, Accounting for Leases, and its related interpretive guidance from the scope of SFAS 157. On October 10, 2008, the FASB issued FSP FAS 157-3, Determining the Fair Value of a Financial Asset in a Market That Is Not Active (“FSP FAS 157-3”), which clarifies the application of SFAS 157 in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is inactive. Our adoption of SFAS 157 on January 1, 2008, for assets and liabilities measured at fair value on a recurring basis and financial assets and liabilities measured at fair value on a nonrecurring basis did not have a material impact on our consolidated financial statements. We are deferring the adoption of SFAS 157 for nonfinancial assets and liabilities measured at fair value on a nonrecurring basis until January 1, 2009, in accordance with FSP FAS 157-2. We do not anticipate this guidance will have a material impact on our consolidated financial statements. FSP FAS 157-3 was effective upon issuance and did not have a material impact on our consolidated financial statements. See Note 17, Fair Value of Financial Instruments, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

     The staff of the United States Securities and Exchange Commission (“SEC”) published Staff Accounting Bulletin (“SAB”) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, a registrant's prior year financial statements must be restated. SAB 108 was effective for fiscal years ending after November 15, 2006, and did not have a material impact on our consolidated financial statements.

     On July 13, 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48, which is an interpretation of SFAS No. 109, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. FIN 48 requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. FIN 48 also requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. We adopted FIN 48 on January 1, 2007, which did not have a material impact on our consolidated financial statements. See Note 13, Income Taxes, for further details.

     On March 17, 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (“SFAS 156”), which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

(“SFAS 140”). This statement (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations, (2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, an entity can elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other available-for-sale securities, provided the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value, and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. The initial measurement requirements of this statement should be applied prospectively to all transactions entered into after the fiscal year beginning after September 15, 2006. The election related to the subsequent measurement of servicing assets and liabilities was also effective the first fiscal year beginning after September 15, 2006. We adopted SFAS 156 effective January 1, 2007, and did not elect to subsequently measure any of our servicing rights at fair value or reclassify any available-for-sale securities to trading.

     On February 16, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140 (“SFAS 155”), which amends SFAS 133 and SFAS 140. SFAS 155 (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133, (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement was effective for all financial instruments acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006. At adoption, the fair value election could also be applied to hybrid financial instruments that had been bifurcated under SFAS 133 prior to adoption of this statement. We adopted SFAS 155 on January 1, 2007, and did not apply the fair value election to any existing hybrid financial instruments that had been bifurcated under SFAS 133 prior to adoption of SFAS 155.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

     On September 19, 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). AICPA defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred policy acquisition costs (“DPAC”), unearned revenue liabilities, and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts deferred as appropriate. This SOP was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. As of January 1, 2007, we adopted SOP 05-1, which did not have a material impact on our consolidated financial statements.

     On May 30, 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of Accounting Principles Board Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"), which changes the requirements for the accounting and reporting of a change in accounting principle. Under SFAS 154, a change in accounting principle should be retrospectively applied to all prior periods, unless it is impracticable to do so. This retrospective application replaces the requirement of Accounting Principles Board ("APB") Opinion No. 20, Accounting Changes ("APB 20"), to recognize changes in accounting principle by including the cumulative effect of the change in net income during the current period. SFAS 154 applies to all voluntary changes in accounting principles where we are changing to a more preferable accounting method, as well as to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. SFAS 154 was effective for accounting changes on or after January 1, 2006.

     On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123R"). SFAS 123R requires all share-based payments to employees to be recognized at fair value in the financial statements. SFAS 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure — an Amendment of FASB Statement No. 123, and amends SFAS No. 95, Statement of Cash Flows. On April 14, 2005, the SEC approved a new rule delaying the effective date of SFAS 123R to annual periods that begin after June 15, 2005. Accordingly, PFG adopted SFAS 123R effective January 1, 2006, using the modified-prospective method.

     The provisions of our stock awards allow approved retirees to retain all or a portion of their awards if they retire prior to the end of the required service period. SFAS 123R considers this to be a nonsubstantive service condition. Accordingly, it is appropriate to recognize compensation cost either immediately for stock awards granted to retirement eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if retirement eligibility is expected to occur during the nominal vesting period. Prior to PFG adopting SFAS 123R, our approach was to follow the widespread practice of recognizing compensation cost over the explicit service period (up to the date of actual retirement). For any awards that are granted after PFG’s adoption of SFAS 123R on January 1, 2006, we recognize compensation cost through the period that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. If we had applied the nonsubstantive vesting provisions of SFAS 123R to awards granted prior to January 1, 2006, our consolidated financial statements would not have been materially impacted.

     SFAS 123R requires that the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after the effective date.

     Under the modified-prospective method, any excess income tax deduction realized for awards accounted for under SFAS 123R (regardless of the type of award or the jurisdiction in which the tax benefit is generated) is eligible to absorb write-offs of deferred income tax assets for any awards accounted for under SFAS 123R. SFAS 123R does not require separate pools of excess income tax benefits for separate types of awards, rather the excess income tax benefits of employee and nonemployee awards may be combined in a single pool of excess tax benefits. Our policy is to pool the employee and nonemployee awards together in this manner. Deferred income tax asset write-offs resulting from deficient deductions on employee awards may be offset against previous excess income tax benefits arising from nonemployee awards, and vice versa.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

     This Statement did not have a material impact on our consolidated financial statements as we began expensing our pro-rata share of PFG’s stock options using a fair-value based method effective for the year beginning January 1, 2002. In addition, any stock options granted prior to January 1, 2002, were fully vested at the time of adoption of SFAS 123R. We use the Black-Scholes formula to estimate the value of stock options granted to employees. We applied the prospective method of transition as prescribed by SFAS 123 when PFG elected to begin expensing stock-based compensation in 2002. The cumulative effect of the change in accounting principle as a result of adopting SFAS 123R was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in operating expenses. See Note 20, Stock-Based Compensation Plans, for further details.

Use of Estimates in the Preparation of Financial Statements

     The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

  the fair value of investments in the absence of quoted market values;
  investment impairments;
  the fair value of and accounting for derivatives;
  the liability for contractholder funds and future policy benefits and claims;
  the capitalization and amortization of DPAC;
  the value of our pension and other postretirement benefit obligations;
  accounting for income taxes and the valuation of deferred tax assets; and
  the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments, if any.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

     Fixed maturity securities include bonds, mortgage-backed securities, redeemable preferred stock and certain nonredeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturity securities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 17, Fair Value of Financial Instruments, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to trading securities and available-for-sale securities in fair value hedging relationships are reflected in net income as net realized capital gains (losses).

     The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities and equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments using a tool that models the prepayment behavior of the underlying collateral based on the current interest rate environment.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

     Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $135.4 million and $82.4 million as of December 31, 2008 and 2007, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

     Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances, and direct write-downs for impairment. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate or the loan's observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have commercial mortgage loans held for sale in the amount of $16.7 million and $2.9 million at December 31, 2008 and 2007, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the consolidated statements of financial position.

     Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, gains and losses related to other than temporary impairments, trading securities, certain seed money investments, fair value hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance and impairments of real estate held for investment are reported as net realized capital gains (losses). Investment gains and losses on sales of certain real estate held for sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Securitizations

     Previously, we, along with other contributors, sold commercial mortgage loans in securitization transactions to trusts. As these trusts are classified as qualifying special purpose entities (“QSPEs”), we recognize the gain on the sale of the loans to the trust and the trusts are not required to be consolidated. There is significant judgment used to determine whether a trust is a QSPE. To maintain QSPE status, the trust must continue to meet the QSPE criteria both initially and in subsequent periods. We analyze the governing pooling and servicing agreements for each of our securitizations and believe that the terms are industry standard and are consistent with the QSPE criteria. If at any time we determine a trust no longer qualifies as a QSPE, each trust would need to be reviewed to determine if there is a need to recognize the commercial mortgage loan asset in the consolidated statements of financial position along with the offsetting liability. See Note 7, Securitization Transactions, for further details.

Derivatives

     Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Accounting and Financial Statement Presentation. We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”); or
(c)	a derivative not designated as a hedging instrument.

     Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

     Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

     Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of other comprehensive income. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

     Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

     Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.

     We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

     Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

     If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of other comprehensive income related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted transaction is no longer probable, the deferred gain or loss is immediately reclassified from other comprehensive income into net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

     Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

     Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

     Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

     We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

     Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

     Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

     Participating business represented approximately 17%, 18% and 20% of our life insurance in force and 57%, 59% and 61% of the number of life insurance policies in force at December 31, 2008, 2007 and 2006, respectively. Participating business represented approximately 68%, 68% and 71% of life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

     Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

     The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

     Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

     Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

     Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds are recognized as revenue over the term of the coverage and adjusted to reflect current experience. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts.

     Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

     Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

     Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Policy Acquisition Costs

     Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

     DPAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted in the current period when estimates of estimated gross profit are revised. For individual variable life insurance, individual variable annuities and group annuities which have separate account equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. The DPAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

     DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued) Deferred Policy Acquisition Costs on Internal Replacements

     SOP 05-1 applies to all modifications and replacements made to contracts defined by SFAS No. 60, Accounting and Reporting by Insurance Enterprises and SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. The SOP lists criteria that assist in defining an internal replacement transaction as involving a substantially changed or substantially unchanged contract. We review all modifications and replacements that meet the definition of an internal replacement. If an internal replacement results in a substantially changed contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DPAC, sales inducement, and unearned revenue balances associated with the replaced contract are written off.

     If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are not deferred. All acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement, or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

     Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statement of financial position.

Reinsurance

     We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2008 and 2007, our largest exposures to a single third-party reinsurer were $18.5 billion and $19.9 billion of life insurance in force, respectively, representing 11% of total net life insurance in force. To minimize the possibility of losses, we regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Premiums and other considerations:
Direct	$ 4,290.5	$ 4,504.4	$ 4,229.3
Assumed	9.7	160.0	117.3
Ceded	(295.1)	(276.7)	(280.4)
Net premiums and other considerations	$ 4,005.1	$ 4,387.7	$ 4,066.2
Benefits, claims and settlement expenses:
Direct	$ 5,853.7	$ 5,963.0	$ 5,472.2
Assumed	43.5	190.4	141.8
Ceded	(263.2)	(244.8)	(320.7)
Net benefits, claims and settlement expenses	$ 5,634.0	$ 5,908.6	$ 5,293.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued) Separate Accounts

     The separate account assets presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal, and expense risks, as well as administrative, maintenance and investment advisory services, that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

     At December 31, 2008 and 2007, the separate accounts include a separate account valued at $207.4 million and $748.8 million, respectively, which primarily includes shares of PFG’s stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

     Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at U.S. corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Goodwill and Other Intangibles

     Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, they are tested for impairment during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

     Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

Reclassifications

     Reclassifications have been made to the 2007 and 2006 notes to consolidated financial statements to conform to the 2008 presentation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

2. Related Party Transaction

     We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2008, 2007 and 2006, we received $199.2 million, $187.1 million and $116.0 million, respectively, of expense reimbursements from affiliated entities.

     We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $325.4 million and $267.6 million at December 31, 2008 and 2007, respectively, and earned interest of $10.9 million, $28.2 million and $13.5 million during 2008, 2007 and 2006, respectively.

     Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3. Discontinued Operations Real Estate Investments

     In 2007 and 2006, we sold certain real estate properties previously held for investment purposes. These properties qualify for discontinued operations treatment. Therefore, the income from discontinued operations has been removed from our results of continuing operations for all periods presented. The gains on disposal, which are reported in our Corporate segment, are excluded from segment operating earnings for all periods presented. All assets, including cash, and liabilities of the discontinued operations have been reclassified to separate discontinued asset and liability line items on the consolidated statements of financial position. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to these properties, unless otherwise noted.

     The properties were sold to take advantage of positive real estate market conditions in specific geographic locations and to further diversify our real estate portfolio.

Selected financial information for the discontinued operations is as follows:

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Total revenues	$ —	$ 0.3	$ (3.1)
Income from discontinued operations:
Income (loss) before income taxes	$ —	$ 0.3	$ (3.1)
Income taxes (benefits)	—	0.1	(1.1)
Gain on disposal of discontinued operations	—	32.8	47.5
Income taxes on disposal	—	12.8	16.6
Net income	$ —	$ 20.2	$ 28.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments for 2007 and 2008 were as follows:

	U.S. Asset Accumulation	Global Asset Management	Life and Health Insurance	Consolidated
		(in millions)
Balances at January 1, 2007	$ 19.6	$ 140.4	$ 69.5	$ 229.5
Goodwill disposed	(3.0)	—	—	(3.0)
Other	—	—	17.5	17.5
Balances at December 31, 2007	16.6	140.4	87.0	244.0
Goodwill from acquisitions	2.1	12.1	—	14.2
Balances at December 31, 2008	$ 18.7	$ 152.5	$ 87.0	$ 258.2

Finite Lived Intangibles

     Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 15 years were as follows:

			December 31,
		2008			2007
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount

	(in millions)
Finite lived intangibles	$ 133.0	$ 39.8	$ 93.2	$ 127.0	$ 31.5	$ 95.5

     We recorded no significant impairments in 2008, 2007 and 2006. The amortization expense for intangible assets with finite useful lives was $8.3 million, $9.9 million and $7.6 million for 2008, 2007 and 2006, respectively. At December 31, 2008, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2009	$ 4.5
2010	4.1
2011	4.1
2012	3.8
2013	3.4

Indefinite Lived Intangible Assets

     The net carrying amount of unamortized indefinite-lived assets was $94.5 million as of both December 31, 2008 and 2007. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to other amortizable intangible assets that was subject to a three-year amortization period.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Variable Interest Entities

     We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

     Synthetic Collateralized Debt Obligation. On May 26, 2005, we invested $130.0 million in a secured credit-linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Subordination for the seven mezzanine tranches ranges from 1.29% to 4.79% . Therefore, defaults in an underlying reference portfolio will only affect the credit-linked note if cumulative losses exceed the subordination of a synthetic reference portfolio.

     We have determined that this grantor trust is a VIE and that we are the primary beneficiary of the trust as we are the sole investor in the trust and the manager of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31, 2008 and 2007, our consolidated statements of financial position include $93.5 million and $127.2 million, respectively, of available-for-sale fixed maturity securities, which represent the collateral held by the trust. The assets of the trust are held by a trustee and can only be liquidated to settle obligations of the trust. These obligations include losses on the synthetic reference portfolio and the return of investments due to maturity or termination of the trust. As of December 31, 2008 and 2007, our consolidated statements of financial position include $53.4 million and $0.2 million, respectively, of other liabilities representing derivative market values of the trust. As of December 31, 2007, we also reported $1.1 million of other investments in our consolidated statements of financial position relating to derivative market values of the trust.

     As of December 31, 2008 and 2007, the credit default swap entered into by the trust had an outstanding notional amount of $130.0 million. During the years ended December 31, 2008, 2007 and 2006, the credit default swaps had a change in fair value that resulted in a $54.5 million pre-tax loss, $3.2 million pre-tax loss and $4.4 million pre-tax gain, respectively. The credit default swap counterparties of the grantor trusts have no recourse to our assets.

     Grantor Trusts. We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying $425.9 million par value notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.

     We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss due to interest rate risk. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders’ certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2008 and 2007, our consolidated statements of financial position include $212.2 million and $332.1 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $103.8 million and $155.6 million as of December 31, 2008 and 2007, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.

     Other. In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include seven private investment vehicles and several hedge funds. The consolidation of these VIEs did not have a material effect on either our consolidated statements of financial position as of December 31, 2008 or 2007, or results of operations for the years ended December 31, 2008, 2007 and 2006. For these entities, the creditors have no recourse to our assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Variable Interest Entities (continued)

     The carrying amount and classification of other consolidated VIE assets that are pledged as collateral that the VIEs have designated for their other obligations and the debt of the VIEs are as follows:

	December 31,
	2008	2007
	in millions)
Fixed maturity securities, available-for-sale	$ 103.8	$ 116.2
Fixed maturity securities, trading	17.2	34.7
Equity securities, trading	30.7	90.1
Cash and other assets	140.8	93.8
Total assets pledged as collateral	$ 292.5	$ 334.8
Long-term debt and other obligations	$ 334.2	$ 327.2

     As of December 31, 2008 and 2007, $292.5 million and $334.8 million, respectively, of assets were pledged as collateral for the VIE entities' other obligations and debt. The assets of the trusts are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include unrealized losses on derivatives, the synthetic reference portfolios or financial guarantees and the return of investments due to maturity or termination of the trusts. As of December 31, 2008 and 2007, these entities had long-term debt of $142.6 million and $175.6 million, respectively, all of which was issued to our affiliates and, therefore, eliminated upon consolidation.

Significant Unconsolidated Variable Interest Entities

     We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment vehicles that have issued trust certificates that are recorded as available-for-sale fixed maturity securities in the consolidated statements of financial position.

     On September 21, 2001, we entered into a transaction where a third party transferred funds to a trust. The trust purchased shares of a specific money market fund and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We purchased $150.0 million par value of the share receipts at a significant discount. After the restricted dividend period ends on December 21, 2021, we, as the share receipt holder, have the right to terminate the trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our investment in the share receipts as measured by amortized cost and indicated in the following table.

     On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate with a par value of $100.0 million. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our investment in the residual trust certificate as measured by amortized cost and indicated in the following table. The only assets of the trust are corporate bonds which are guaranteed by a foreign government.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Variable Interest Entities (continued)

     The classification of the asset, carrying value and maximum loss exposure for our significant unconsolidated VIEs as of December 31, 2008, are as follows (in millions):

	Classification of asset	Asset carrying value	Maximum exposure to loss
Fixed maturities-
$150.0 million Trust Share Receipts	available-for-sale	$ 61.2	$ 73.7
Fixed maturities-
$100.0 million Residual Trust Certificate	available-for-sale	$ 101.9	$ 61.3

     The classification of the asset, carrying value and maximum loss exposure for our significant unconsolidated VIEs as of December 31, 2007, are as follows (in millions):

	Classification of asset	Asset carrying value	Maximum exposure to loss
Fixed maturities-
$150.0 million Trust Share Receipts	available-for-sale	$ 66.1	$ 69.6
Fixed maturities-
$100.0 million Residual Trust Certificate	available-for-sale	$ 83.4	$ 56.8

6. Investments

Fixed Maturities and Equity Securities

     The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2008 and 2007, are summarized as follows:

	Cost	Gross unrealized gains	Gross unrealized losses	Fair value
(in millions)
December 31, 2008
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 538.6	$ 46.4	$ 0.1	$ 584.9
Non-U.S. governments	462.1	31.5	15.1	478.5
States and political subdivisions	2,113.8	32.6	120.9	2,025.5
Corporate — public	20,044.2	144.5	2,963.8	17,224.9
Corporate — private	12,315.9	153.8	2,104.3	10,365.4
Mortgage-backed and other asset-backed securities	10,318.6	77.6	3,011.4	7,384.8
Total fixed maturities, available-for-sale	$ 45,793.2	$ 486.4	$ 8,215.6	$ 38,064.0
Total equity securities, available-for-sale	$ 300.3	$ 28.0	$ 94.1	$ 234.2
December 31, 2007
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 618.9	$ 28.8	$ 0.1	$ 647.6
Non-U.S. governments	419.4	35.7	1.2	453.9
States and political subdivisions	1,867.6	39.1	10.2	1,896.5
Corporate — public	19,328.3	594.2	434.7	19,487.8
Corporate — private	12,023.4	368.3	221.3	12,170.4
Mortgage-backed and other asset-backed securities	9,926.2	155.0	500.7	9,580.5
Total fixed maturities, available-for-sale	$ 44,183.8	$ 1,221.1	$ 1,168.2	$ 44,236.7
Total equity securities, available-for-sale	$ 314.6	$ 10.3	$ 15.2	$ 309.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

     The cost and fair value of fixed maturities available-for-sale at December 31, 2008, by expected maturity, were as follows:

	Cost	Fair value
	(in millions)
Due in one year or less	$ 1,831.3	$ 1,791.2
Due after one year through five years	12,764.6	11,667.5
Due after five years through ten years	10,488.4	8,730.0
Due after ten years	10,390.3	8,490.5
	35,474.6	30,679.2
Mortgage-backed and other asset-backed securities	10,318.6	7,384.8
Total	$ 45,793.2	$ 38,064.0

     The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.

Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Fixed maturities, available-for-sale	$ 2,748.3	$ 2,603.0	$ 2,463.8
Fixed maturities, trading	30.5	15.1	10.6
Equity securities, available-for-sale	16.2	23.5	54.6
Equity securities, trading	0.4	0.6	0.4
Mortgage loans	743.2	755.6	708.5
Real estate	54.0	74.5	63.4
Policy loans	54.1	52.6	50.9
Cash and cash equivalents	63.0	111.2	60.1
Derivatives	(56.8)	36.0	38.6
Other	(31.0)	43.7	51.9
Total	3,621.9	3,715.8	3,502.8
Less investment expenses	(149.9)	(163.3)	(150.0)
Net investment income	$ 3,472.0	$ 3,552.5	$ 3,352.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued) Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Fixed maturities, available-for-sale:
Gross gains	$ 39.3	$ 32.4	$ 31.8
Gross losses	(436.2)	(280.2)	(62.9)
Hedging (net)	496.3	151.8	(14.6)
Fixed maturities, trading	(41.1)	(4.2)	(4.6)
Equity securities, available-for-sale:
Gross gains	12.0	6.4	1.4
Gross losses	(56.6)	(53.9)	(0.1)
Equity securities, trading	(62.7)	23.5	20.1
Mortgage loans	(44.3)	(7.2)	3.2
Derivatives	(595.7)	(236.0)	91.2
Other	66.4	19.0	(35.1)
Net realized capital gains (losses)	$ (622.6)	$ (348.4)	$ 30.4

     Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $1.1 billion, $2.3 billion and $1.3 billion in 2008, 2007 and 2006, respectively.

     We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Gross realized losses related to other than temporary impairments of fixed maturity securities were $420.1 million, $215.7 million and $14.6 million in 2008, 2007 and 2006, respectively. Certain fixed maturity securities moved into a loss position during the second quarter of 2007, and we determined that we did not have the ability and intent to hold these securities. As a result, we also recognized impairment losses on these securities of $24.5 million, net of recoveries on the subsequent sale, primarily due to a change in interest rates. As a result of the need to fund our parent’s acquisition of WM Advisors, Inc., we also recognized $17.2 million of write-downs in 2006 that resulted from our determination that we no longer had the ability and intent to hold certain fixed maturity securities until they recovered in value. We also recognized gross realized losses as the result of credit triggered sales of $13.7 million, $32.3 million and $22.2 million in 2008, 2007 and 2006, respectively. Gross realized losses related to other than temporary impairments of equity securities were $55.3 million and $52.6 million in 2008 and 2007, respectively. We did not recognize any impairment losses on equity securities in 2006.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Gross Unrealized Losses for Fixed Maturities and Equity Securities

     For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2008 and 2007, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

     As of December 31, 2008, we held $28,923.7 million in available-for-sale fixed maturity securities with unrealized losses of $8,215.6 million. Our consolidated portfolio consists of fixed maturity securities where 94% are investment grade (rated AAA through BBB-) with an average price of 78 (carrying value/amortized cost) at December 31, 2008. Due to the credit disruption that began in the last half of 2007 and continued into 2008 which reduced liquidity and led to wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in the Corporate-public and Corporate-private finance sectors and in structured products, such as collateralized debt obligations, asset-backed securities and commercial mortgage-backed securities.

     For those securities that have been in a loss position for less than twelve months, our consolidated portfolio holds 2,105 securities with a carrying value of $18,488.0 million and unrealized losses of $3,037.6 million reflecting an average price of 86 at December 31, 2008. Of this portfolio, 95% was investment grade (rated AAA through BBB-) at December 31, 2008, with associated unrealized losses of $2,701.9 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

     For those securities that have been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio holds 1,526 securities with a carrying value of $10,435.7 million and unrealized losses of $5,178.0 million. The average rating of this portfolio is A- with an average price of 67 at December 31, 2008. Of the $5,178.0 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $2,943.8 million in unrealized losses with an average price of 73 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $2,192.3 million in unrealized losses within the mortgage-backed and other asset-backed securities sector at December 31, 2008. The average price of the mortgage-backed and other asset-backed securities sector is 52 and the average credit rating is AA-. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

     Because we have the ability and intent to hold the available-for-sale securities with unrealized losses until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)
			December 31, 2007
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
			(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 4.2	$ 0.1	$ 19.3	$ —	$ 23.5	$ 0.1
Non-U.S. governments	55.2	1.1	11.8	0.1	67.0	1.2
States and political subdivisions	375.2	7.1	205.7	3.1	580.9	10.2
Corporate — public	4,804.7	238.6	3,460.2	196.1	8,264.9	434.7
Corporate — private	3,386.5	133.6	1,802.0	87.7	5,188.5	221.3
Mortgage-backed and other asset-backed
securities	3,272.0	405.0	2,177.7	95.7	5,449.7	500.7
Total fixed maturities, available-for-sale	$11,897.8	$ 785.5	$ 7,676.7	$ 382.7	$ 19,574.5	$ 1,168.2
Total equity securities, available-for-sale	$ 106.8	$ 12.0	$ 26.5	$ 3.2	$ 133.3	$ 15.2

     As of December 31, 2007, we held $19,574.5 million in available-for-sale fixed maturity securities with unrealized losses of $1,168.2 million. Our consolidated portfolio consisted of fixed maturity securities where 95% were investment grade (rated AAA through BBB-) with an average price of 94 (carrying value/amortized cost) at December 31, 2007. Due to the credit disruption in the last half of 2007 that led to reduced liquidity and wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in structured products such as collateralized debt obligations and asset-backed securities.

     For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 1,268 securities with a carrying value of $11,897.8 million and unrealized losses of $785.5 million reflecting an average price of 94 at December 31, 2007. Of this portfolio, 93% was investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $738.0 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

     For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 945 securities with a carrying value of $7,676.7 million and unrealized losses of $382.7 million. The average rating of this portfolio was A with an average price of 95 at December 31, 2007. Of the $382.7 million in unrealized losses, the Corporate-public and Corporate-private sectors accounted for $283.8 million in unrealized losses with an average price of 95 and an average credit rating of BBB+. The remaining unrealized losses consisted primarily of $95.6 million in unrealized losses within the mortgage-backed and other asset-backed securities sector at December 31, 2007. The average price of the mortgage-backed and other asset-backed securities sector was 96 and the average credit rating was AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

     Because we had the ability and intent to hold the available-for-sale securities with unrealized losses until a recovery of fair value, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

     The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-sale and derivative instruments are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

	December 31,
	2008	2007
	(in millions)
Net unrealized gains (losses) on fixed maturities, available-for-sale(1)	$ (7,729.3)	$ 52.8
Net unrealized losses on equity securities, available-for-sale	(66.0)	(4.9)
Adjustments for assumed changes in amortization patterns	1,175.2	2.2
Net unrealized gains on derivative instruments	156.8	32.3
Net unrealized gains (losses) on equity method subsidiaries and minority interest
adjustments	73.6	(2.6)
Provision for deferred income taxes	2,237.4	(27.0)
Net unrealized gains (losses) on available-for-sale securities and derivative
instruments	$ (4,152.3)	$ 52.8

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Commercial Mortgage Loans

     Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2008 and 2007, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

December 31,
	2008 Carrying Amount	Percent of total	2007 Carrying Amount	Percent of total

(in millions)
Geographic distribution
New England	$ 459.4	4.1% $	481.2	4.5%
Middle Atlantic	1,794.8	15.9	1,815.5	16.9
East North Central	974.9	8.6	960.2	8.9
West North Central	550.0	4.9	513.2	4.8
South Atlantic	2,849.9	25.2	2,876.2	26.7
East South Central	323.2	2.9	339.0	3.1
West South Central	775.9	6.9	692.9	6.4
Mountain	900.3	8.0	794.7	7.4
Pacific	2,707.9	24.0	2,333.4	21.7
Valuation allowance	(57.0)	(0.5)	(42.8)	(0.4)
Total	$ 11,279.3	100.0% $	10,763.5	100.0%
Property type distribution
Office	$ 2,894.7	25.7% $	2,647.8	24.6%
Retail	3,004.5	26.7	2,915.5	27.1
Industrial	2,688.1	23.8	2,756.0	25.6
Apartments	1,832.6	16.2	1,698.3	15.8
Hotel	507.0	4.5	273.3	2.5
Mixed use/other	409.4	3.6	515.4	4.8
Valuation allowance	(57.0)	(0.5)	(42.8)	(0.4)
Total	$ 11,279.3	100.0% $	10,763.5	100.0%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Commercial Mortgage Loan Valuation Allowance

     Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized capital gains (losses) on our consolidated statements of operations.

     The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation and timing of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related loan specific allowance for losses, were as follows:

	December 31,
	2008	2007
	(in millions)
Impaired loans	$ 175.7	$ 45.8
Allowance for losses	26.2	10.0
Net impaired loans	$ 149.5	$ 35.8

     The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Average recorded investment in impaired loans	$ 68.3	$ 11.5	$ 4.3
Interest income recognized on impaired loans	17.4	3.4	0.5

     When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.

A summary of the changes in the commercial mortgage loan valuation allowance is as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Balance at beginning of year	$ 42.8	$ 32.2	$ 33.2
Provision	42.9	10.7	1.3
Releases	(28.7)	(0.1)	(2.3)
Balance at end of year	$ 57.0	$ 42.8	$ 32.2

Real Estate

     Depreciation expense on invested real estate was $32.0 million, $30.1 million and $30.2 million in 2008, 2007 and 2006, respectively. Accumulated depreciation was $248.1 million and $226.3 million as of December 31, 2008 and 2007, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued) Other Investments

     Other investments include minority interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity. Total assets of the unconsolidated entities were $7,560.8 million and $7,198.0 million at December 31, 2008 and 2007, respectively. Total revenues of the unconsolidated entities were $2,199.2 million, $2,103.6 million and $1,245.0 million in 2008, 2007 and 2006, respectively. During 2008, 2007 and 2006, we included $(41.9) million, $33.2 million and $43.5 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. In 2008, we experienced losses compared to gains in 2007 associated with certain equity method investments resulting from adverse market conditions. At December 31, 2008 and 2007, our net investment in unconsolidated entities was $61.9 million and $104.8 million, respectively.

     In the ordinary course of our business and as part of our investment operations, we have also entered into long-term contracts to make and purchase investments aggregating $121.7 million and $402.2 million at December 31, 2008 and 2007, respectively.

     Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are carried at fair value with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Securities Lending

     During the third quarter of 2008, we decided to temporarily unwind the securities lending program due to a downturn in current economic conditions. Prior to that time, we participated in a securities lending program whereby certain fixed maturity securities from the investment portfolio were loaned to other institutions for a short period of time. We maintained ownership of the loaned securities. Securities loaned under such transactions could be sold or repledged by the transferee. Both we and the borrower could request or return the loaned securities at any time. We required initial cash collateral, which we could not repledge, equal to 102 percent of the market value of the loaned securities. The collateral was invested by the lending agent in accordance with our guidelines. Net returns on the investments, after payment of a rebate to the borrower, were shared between the agent and us and reported in net investment income on the consolidated statements of operations. The transaction was accounted for as a secured borrowing and the collateral was included in other assets on our statements of financial position, with a corresponding liability reflecting our obligation to return the collateral upon the return of the loaned securities recorded in other liabilities.

     As of December 31, 2008, we held no cash collateral on securities lending. As of December 31, 2007, we had received $622.7 million of cash collateral on securities lending. As of December 31, 2008, we had loaned no securities. As of December 31, 2007, we had loaned securities with a fair value of $608.9 million.

Securities Posted as Collateral

     We posted $869.4 million in fixed maturities, available-for-sale securities at December 31, 2008, to satisfy collateral requirements primarily associated with our derivative credit support annex (collateral) agreements and a reinsurance arrangement. In addition, we posted $1,498.5 million in commercial mortgage loans as of December 31, 2008, to satisfy collateral requirements associated with our obligation under funding agreements with the Federal Home Loan Bank of Des Moines. Since we did not relinquish ownership rights on these securities, they are reported as fixed maturities, available-for-sale and commercial mortgage loans, respectively, on our consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Securitization Transactions

     Previously, we, along with other contributors, sold commercial mortgage loans in securitization transactions to trusts. As these trusts are classified as QSPEs, they are not subject to the VIE consolidation rules. We purchased primary servicing responsibilities and have retained other immaterial interests. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk. In 2006, we began transitioning our securitization platform to a new joint venture company that we report using the equity method of accounting. The transition was complete by the end of 2007 such that all of our commercial mortgage loan securitization transactions after that point were conducted through the joint venture. During the third quarter of 2008, we made a decision to terminate our commercial mortgage securities issuance operation.

     In 2008, no gains from securitizations were recognized as we had no new securitizations. In 2007 and 2006, we recognized gains of $2.2 million and $13.6 million, respectively, on the securitization of commercial mortgage loans.

     Key economic assumptions used in measuring the other retained interests at the date of securitization resulting from transactions completed included a cumulative foreclosure rate between 1% and 7% during 2007 and 2% and 10% during 2006. The assumed range of the loss severity, as a percentage of defaulted loans, was between 1% and 27% during 2007 and 2% and 31% during 2006. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.

     At December 31, 2008 and 2007, the fair values of other retained interests related to the securitizations of commercial mortgage loans were $133.2 million and $315.8 million, respectively. Our interests are primarily classified as fixed maturities, available-for-sale on our consolidated statements of financial position and are carried at fair value. Cash flows are continuously monitored for adverse deviations from original expectations and impairments are recorded when necessary.

The table below summarizes cash flows for securitization transactions:
	For the year ended December 31,
	2008	2007	2006
		(in millions)
Proceeds from new securitizations	$ —	$ 105.2	$ 698.6
Servicing fees received	2.0	1.9	1.3
Other cash flows received on retained interests	39.3	35.7	37.4

8. Derivative Financial Instruments

     Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Additionally, derivatives are also used in asset replication strategies. We do not buy, sell or hold these investments for trading purposes.

Types of Derivative Instruments

     Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

     In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates, to alter mismatches between the assets in a portfolio and the liabilities supported by those assets, and to hedge against changes in the value of securities we own or anticipate acquiring or selling. We use exchange-traded futures to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.

     A swaption is an option to enter into an interest rate swap at a future date. We write these options and receive a premium in order to transform our callable liabilities into fixed term liabilities. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits. In addition, we may sell an investment-type contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. Equity put options are used to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity products, as previously explained.

     Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate as calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency forwards and currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

     We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also occasionally used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. At the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in an amount equal to the notional value of the credit default swap.

     Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased AAA rated secured limited recourse notes from VIEs that are consolidated in our financial results. These VIEs use a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIEs provide mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receives guaranteed quarterly premiums in return until maturity. At the same time the VIEs enter into this synthetic transaction, they buy a quality cash bond to match against the commodity swaps.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued) Exposure

     Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

     Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. We do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

     We posted $300.7 million and $126.8 million in cash and securities under collateral arrangements as of December 31, 2008 and 2007, respectively, to satisfy collateral requirements associated with our derivative credit support agreements.

     As of December 31, 2008 and 2007, we had received $257.2 million and $314.8 million, respectively of cash collateral associated with our derivative credit support annex agreements.

The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31,
	2008	2007
	(in millions)
Notional amounts of derivative instruments
Interest rate swaps	$ 23,799.8	$ 18,162.3
Foreign currency swaps	6,274.6	6,325.1
Embedded derivative financial instruments	2,459.8	1,701.5
Credit default swaps	1,948.9	1,134.8
Options	797.5	572.0
Futures	161.0	57.7
Swaptions	94.8	488.8
Commodity swaps	40.0	40.0
Currency forwards	—	227.8
Total notional amounts at end of year	$ 35,576.4	$ 28,710.0

Credit exposure of derivative instruments
Interest rate swaps	$ 1,105.1	$ 286.0
Foreign currency swaps	558.1	800.5
Options	222.1	64.4
Credit default swaps	70.7	5.6
Currency forwards	—	2.5
Commodity swaps	—	0.3
Total credit exposure at end of year	1,956.0	1,159.3
Less: Collateral received	278.5	326.5
Net credit exposure at end of year	$ 1,677.5	$ 832.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

     The fair value of our derivative instruments classified as assets at December 31, 2008 and 2007, was $1,873.2 million and $1,067.3 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2008 and 2007, was $2,034.5 million and $588.6 million, respectively, and was reported with other liabilities on the consolidated statements of financial position. The fair value of embedded derivative liabilities reported with contractholder funds on the consolidated statements of financial position at December 31, 2008 and 2007, was $39.9 million and $49.3 million, respectively. The fair value of embedded derivative liabilities reported with other liabilities on the consolidated statements of financial position at December 31, 2008 and 2007, was $109.3 million and $166.2 million, respectively.

Credit Derivatives Sold

     When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities. These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.

     These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions. The effect of this purchased protection would reduce our total maximum future payments by $60.8 million and $10.0 million and these credit derivative transactions have a net fair value of $21.2 million and $0.2 million at December 31, 2008 and 2007, respectively. Our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

     We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturity securities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

     The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security as of December 31, 2008 and 2007. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

December 31, 2008			
	Notional amount	Fair value	Maximum future payments	Weighted average expected life (in years)
		(in millions)		
Single name credit default swaps				
Corporate debt				
AAA	$ 10.0	$ (1.0)	$ 10.0	4.5
AA	135.0	(4.6)	135.0	5.4
A	554.0	(25.8)	554.0	4.8
BBB	305.0	(24.4)	305.0	2.7
BB	33.0	(1.4)	33.0	0.5
Structured finance				
A	9.9	(7.9)	9.9	3.5
BBB	16.0	(15.0)	16.0	22.5
BB	22.0	(18.1)	22.0	7.1
Total single name credit default swaps	1,084.9	(98.2)	1,084.9	4.4
Basket and index credit default swaps				
Corporate debt				
AAA	35.0	(0.2)	35.0	1.0
A	20.0	(1.4)	20.0	1.6
BBB	35.0	(16.3)	35.0	2.6
BB	130.0	(53.3)	130.0	1.5
CCC	20.0	(20.0)	20.0	3.0
Government/municipalities				
AA	50.0	(19.3)	50.0	6.2
Structured finance				
AA	25.0	(15.4)	25.0	8.6
Total basket and index credit default swaps	315.0	(125.9)	315.0	3.0
Total credit default swap protection sold	$ 1,399.9	$ (224.1)	$ 1,399.9	4.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

December 31, 2007			
	Notional amount	Fair value	Maximum future payments	Weighted average expected life (in years)
		(in millions)		
Single name credit default swaps				
Corporate debt				
AA	$ 100.0	$ 0.1	$ 100.0	6.4
A	166.0	(0.5)	166.0	3.7
BBB	231.0	(2.3)	231.0	3.9
BB	48.0	(0.1)	48.0	2.3
Structured finance				
AA	9.9	(1.2)	9.9	4.6
BBB	37.0	(15.1)	37.0	5.1
BB	45.0	(12.1)	45.0	12.4
Total single name credit default swaps	636.9	(31.2)	636.9	4.8
Baskets and index credit default swaps				
Corporate debt				
AAA	55.0	(7.0)	55.0	2.8
AA	35.0	(2.9)	35.0	3.7
A	209.5	(0.1)	209.5	3.0
BBB	20.0	0.2	20.0	2.5
Government/municipalities				
AA	80.0	(6.6)	80.0	6.3
Structured finance				
AA	20.0	(5.6)	20.0	7.5
BBB	5.0	(1.4)	5.0	18.2
Total baskets and index credit default swaps	424.5	(23.4)	424.5	4.0
Total credit default swap protection sold	$ 1,061.4	$ (54.6)	$ 1,061.4	4.5

     We also have invested in available-for-sale fixed maturity securities that contain credit default swaps that do not require bifurcation. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturity securities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show by the types of referenced/underlying asset class and external rating of the available-for-sale fixed maturity security our fixed maturity securities with nonbifurcatable embedded credit derivatives as of December 31, 2008 and 2007.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

	December 31, 2008
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AAA	$ 55.0	$25.9	4.5
AA	5.0	4.0	1.3
A	35.0	19.0	3.1
BB	44.9	16.5	5.9
B	1.4	1.4	8.7
C	8.8	5.7	8.0
Structured finance
AAA	32.0	17.1	5.5
AA	47.4	18.4	5.6
A	66.0	15.1	5.5
BBB	34.4	14.4	6.5
BB	54.8	7.0	8.2
CCC	0.4	0.4	3.0
Total fixed maturity securities with credit derivatives	$ 385.1	$144.9	5.8

	December 31, 2007
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AAA	$ 68.3	$ 68.0	1.4
AA	216.8	181.3	7.3
A	90.3	75.7	6.4
Structured finance
AAA	67.4	58.2	7.9
AA	42.5	23.7	5.6
A	89.0	62.4	5.4
BBB	94.6	62.2	8.7
Total fixed maturity securities with credit derivatives	$ 668.9	$531.5	6.5

Fair Value Hedges

     We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

     We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

     We also sell callable investment-type agreements and use cancellable interest rate swaps and written interest rate swaptions to hedge the changes in fair value of the callable feature.

     The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

     We recognized a pre-tax net gain (loss) of $(12.5) million, $(7.9) million and $4.7 million in 2008, 2007, and 2006, respectively, relating to the ineffective portion of our fair value hedges, which was reported with net realized capital gains (losses) in our consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

Cash Flow Hedges

     We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

     We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

     The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

     In 2008, 2007 and 2006, we recognized a pre-tax increase (decrease) in fair value of $124.4 million, $(7.5) million and $0.3 million, respectively, related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We reclassified pre-tax net losses of $3.3 million, $3.9 million, and $0.7 million from accumulated comprehensive income into net income during 2008, 2007 and 2006, respectively, which are the portion of deferred losses related to the variability in hedged cash flows that impacted net income in those periods. We expect to reclassify net gains of $21.3 million in the next 12 months.

     For the years ended December 31, 2008, 2007 and 2006, we recognized a pre-tax gain of $0.4 million, $2.0 million, and $2.5 million in net income due to cash flow hedge ineffectiveness, respectively. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

     The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 11.5 years. At December 31, 2008, we had $162.3 million of gross unrealized gains and $42.6 million of gross unrealized losses reported in accumulated other comprehensive income on the consolidated statements of financial position related to hedges of forecasted transactions.

Derivatives Not Designated as Hedging Instruments

     Our use of futures, certain swaptions and swaps, options and currency forwards are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes unrealized gains and losses as well as periodic and final settlements, flow directly into net realized capital gains (losses). For the years ended December 31, 2008, 2007 and 2006, pre-tax gains (losses) of $(104.4) million, $(77.9) million and $10.0 million, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment, including market value changes of embedded derivatives that have been bifurcated from the host contract.

Embedded Derivatives

     We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value with changes in fair value reported in net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

     We sell investment-type liability contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. These returns are embedded options that are bifurcated from the host investment-type contract and accounted for separately. We economically hedge the embedded equity derivative by writing equity call options with identical features to convert the overall contract into a fixed-rate liability, effectively eliminating the equity component altogether. For the years ended December 31, 2008, 2007 and 2006, respectively, we recognized a pre-tax gain (loss) of $(8.1) million, $0.1 million and $3.1 million on the purchased equity call options and a pre-tax gain (loss) of $8.1 million, $(0.1) million and $(3.1) million on the change in fair value of the embedded derivatives in net realized capital gains (losses). We economically hedge the leveraged embedded derivatives with interest rate swaps and currency swaps to convert them to a fixed-rate liability or floating rate U.S. dollar liability. For the years ended December 31, 2008, 2007 and 2006, respectively, we recognized a pre-tax gain (loss) of $2.7 million, $4.6 million and $(2.6) million on the swaps and a pre-tax gain (loss) of $(6.3) million, $(4.6) million and $6.0 million on the change in fair value of the embedded derivatives in net realized capital gains (losses).

     We have group benefit plan contracts that have guaranteed separate accounts as an investment option. These contracts contain an embedded option, or guarantee, that has been bifurcated and accounted for separately. For the year ended December 31, 2008, we recognized a $7.6 million pre-tax loss on the change in fair value of the embedded derivative in net realized capital gains (losses). There was no pre-tax gain or loss recognized for the years ended December 31, 2007 and 2006.

     We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. We retained the interest-only certificates and the residual certificates were subsequently sold to a third party. We have determined these grantor trusts are VIEs and it is necessary for us to consolidate these entities. The obligation to deliver the underlying securities to residual certificate holders of $103.8 million and $155.6 million as of December 31, 2008 and 2007, respectively is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. For the years ended December 31, 2008, 2007 and 2006, respectively, we recognized a pre-tax gain of $70.0 million, $19.6 million and $7.2 million on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.

     During 2005, we purchased existing Class A units of a trust that represent interest payments on the underlying security within the trust. The trust also issued Class B units representing the residual interests in the underlying security. We have determined that this trust is a VIE and it is necessary for us to consolidate this entity. The obligation to deliver the underlying security to the Class B unit holder of $5.5 million and $10.6 million as of December 31, 2008 and 2007, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying security. For the years ended December 31, 2008, 2007 and 2006, respectively, we recognized a pre-tax gain (loss) of $6.1 million, $2.3 million and $(0.5) million on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.

     We offer a fixed deferred annuity product that credits interest based on changes in an external equity index. It contains an embedded derivative that has been bifurcated and accounted for separately, with changes in fair value reported in net realized capital gains (losses). We economically hedge the fixed deferred annuity product by purchasing options that match the product's profile. For the years ended December 31, 2008, 2007 and 2006, respectively, we recognized a pre-tax gain (loss) of $(12.6) million, $1.2 million and $5.3 million on the call spread options purchased and a pre-tax gain (loss) of $13.1 million, $(2.7) million and $(6.1) million on the change in fair value of the embedded derivatives.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Derivative Financial Instruments — (continued)

     We offer certain variable annuity products with a GMWB rider. The GMWB provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the GMWB exposure using futures, options and interest rate swaps. For the years ended December 31, 2008, 2007 and 2006, respectively, we recognized in net income a pre-tax gain (loss) of $171.5 million, $8.9 million and $(4.2) million on the hedging instruments and a pre-tax gain (loss) of $(37.4) million, $(19.7) million and $2.8 million on the change in fair value of the embedded derivatives, respectively. The adoption of SFAS 157 during 2008 resulted in the incorporation of our own non-performance risk and additional risk margins in the valuation of the GMWB. In 2008, the difference in the gain on the hedging instruments and the loss on the GMWB is largely attributable to the inclusion of our own non-performance risk in the valuation of the GMWB, which is a risk we do not attempt to hedge.

9. Closed Block

     In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

     Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

     A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income).

     If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2008 and 2007, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains (losses) did not exceed the cumulative expected earnings. Therefore, there was no PDO liability as of December 31, 2008 and 2007.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block — (continued)

Closed Block liabilities and assets designated to the Closed Block were as follows:
	December 31,
	2008	2007
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$ 5,309.9	$ 5,362.1
Other policyholder funds	25.9	26.7
Policyholder dividends payable	328.9	351.1
Other liabilities	47.1	71.1
Total Closed Block liabilities	5,711.8	5,811.0
Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,429.5	3,032.4
Fixed maturities, trading	32.8	10.2
Equity securities, available-for-sale	15.9	22.2
Mortgage loans	618.1	638.1
Policy loans	758.2	753.4
Other investments	183.8	122.8
Total investments	4,038.3	4,579.1
Cash and cash equivalents	39.4	—
Accrued investment income	70.1	73.3
Deferred income tax asset	270.4	94.8
Premiums due and other receivables	18.2	20.1
Other assets	—	39.2
Total assets designated to the Closed Block	4,436.4	4,806.5
Excess of Closed Block liabilities over assets designated to the Closed Block	1,275.4	1,004.5
Amounts included in accumulated other comprehensive income (loss)	(307.7)	10.9
Maximum future earnings to be recognized from Closed Block assets and liabilities	$ 967.7	$ 1,015.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

9. Closed Block — (continued)

Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Revenues
Premiums and other considerations	$ 550.4	$ 576.6	$ 596.7
Net investment income	280.9	288.3	293.2
Net realized capital losses	(12.7)	(12.9)	(0.9)
Total revenues	818.6	852.0	889.0
Expenses
Benefits, claims and settlement expenses	467.6	485.8	497.0
Dividends to policyholders	261.8	286.4	287.0
Operating expenses	7.4	12.1	5.5
Total expenses	736.8	784.3	789.5
Closed Block revenue, net of Closed Block expenses, before income taxes	81.8	67.7	99.5
Income taxes	25.6	20.7	32.2
Closed Block revenue, net of Closed Block expenses and income taxes	56.2	47.0	67.3
Funding adjustment charges	(8.5)	(9.4)	(7.7)
Closed Block revenue, net of Closed Block expenses, income taxes and funding
adjustment charges	$ 47.7	$ 37.6	$ 59.6

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Beginning of year	$ 1,015.4	$ 1,053.0	$ 1,112.6
End of year	967.7	1,015.4	1,053.0
Change in maximum future earnings	$ (47.7)	$ (37.6)	$ (59.6)

     We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

10. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2008, 2007 and 2006 were as follows:

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Balance at beginning of year	$ 2,626.7	$ 2,265.9	$ 2,069.9
Cost deferred during the year	637.8	568.7	445.8
Amortized to expense during the year	(375.1)	(351.4)	(236.8)
Adjustment related to unrealized (gains) losses on available-for-sale
securities and derivative instruments	1,080.7	143.5	(13.0)
Balance at end of year	$ 3,970.1	$ 2,626.7	$ 2,265.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Insurance Liabilities Contractholder Funds

     Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2008	2007
	(in millions)
Liabilities for investment-type contracts:
GICs	$ 11,857.4	$ 11,698.8
Funding agreements	15,757.3	16,193.4
Other investment-type contracts	987.1	1,236.8
Total liabilities for investment-type contracts	28,601.8	29,129.0
Liabilities for individual annuities	11,128.6	8,259.7
Universal life and other reserves	3,316.0	2,878.8
Total contractholder funds	$ 43,046.4	$ 40,267.5

     Our GICs and funding agreements contain provisions limiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

     Funding agreements include those issued directly to nonqualified institutional investors, as well as to four separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

     We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2008 and 2007, $3,159.1 million and $3,935.3 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2008 and 2007, $1,415.2 million and $1,469.8 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this new program.

     In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2008 and 2007, $2,468.7 million and $3,109.9 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.

     We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2008 and 2007, $7,655.5 million and $6,748.5 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

     Due to a downturn in the credit market, we reduced the amount of medium term note issuances in 2008. As economic conditions change, we will reassess the use of our medium term note programs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Insurance Liabilities — (continued) Future Policy Benefits and Claims

Activity associated with unpaid accident and health claims is summarized as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Balance at beginning of year	$ 964.3	$ 877.2	$ 814.8
Incurred:
Current year	1,994.5	2,160.6	2,047.5
Prior years	(56.7)	(12.8)	(37.5)
Total incurred	1,937.8	2,147.8	2,010.0
Payments:
Current year	1,588.6	1,738.5	1,666.9
Prior years	321.7	322.2	280.7
Total payments	1,910.3	2,060.7	1,947.6
Balance at end of year:
Current year	405.9	422.1	380.6
Prior years	585.9	542.2	496.6
Total balance at end of year	$ 991.8	$ 964.3	$ 877.2

     The activity summary in the liability for unpaid accident and health claims shows a decrease of $56.7 million, $12.8 million and $37.5 million for the years ended December 31, 2008, 2007 and 2006, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2008, 2007 and 2006, respectively, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims. We also had claim adjustment expense liabilities of $39.1 million, $37.0 million and $33.4 million, and related reinsurance recoverables of $4.3 million, $4.2 million and $4.9 million in 2008, 2007 and 2006, respectively, which are not included in the rollforward above.

12. Debt Short-Term Debt

     As of December 31, 2008, we had credit facilities with various financial institutions in an aggregate amount of $450.0 million. As of December 31, 2008 and 2007, we had $291.1 million and $344.5 million of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, and had no assets pledged as support. Interest paid on intercompany debt was $8.3 million, $19.6 million and $23.8 million during 2008, 2007 and 2006, respectively.

     The weighted-average interest rates on short-term borrowings as of December 31, 2008 and 2007, were 0.5% and 4.7% respectively.

Long-Term Debt

The components of long-term debt as of December 31, 2008 and 2007, were as follows:

	December 31,
	2008	2007
	(in millions)
8% surplus notes payable, due 2044	$ 99.2	$ 99.2
Non-recourse mortgages and notes payable	—	63.2
Other mortgages and notes payable	22.0	24.5
Total long-term debt	$ 121.2	$ 186.9

     The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Debt — (continued)

     On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2008, 2007 and 2006 was approved by the Commissioner, and charged to expense.

     Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

     The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. Outstanding principal balances as of December 31, 2008, ranged from $6.0 million to $9.3 million per development with interest rates generally ranging from 5.5% to 5.8% . Outstanding principal balances as of December 31, 2007, ranged from $3.0 million to $41.2 million per development with interest rates generally ranging from 5.5% to 8.1% . Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $30.4 million and $141.1 million as of December 31, 2008 and 2007, respectively.

At December 31, 2008, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2009		$ 0.5
2010			0.4
2011			0.4
2012			0.4
2013			8.8
Thereafter			110.7
Total future maturities of the long-term debt		$ 121.2

13. Income Taxes

Our income tax expense from continuing operations was as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Current income taxes:
U.S. federal	$ 116.0	$ 288.7	$ 233.9
State and foreign	34.7	25.3	49.0
Total current income taxes	150.7	314.0	282.9
Deferred income taxes	(106.4)	(112.8)	37.1
Total income taxes	$ 44.3	$ 201.2	$ 320.0

     Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective tax rate from continuing operations is as follows:

	For the year ended
	December 31,
	2008	2007	2006
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(19)	(12)	(8)
Interest exclusion from taxable income	(6)	(2)	(1)
Other	—	1	(1)
Effective income tax rate	10%	22%	25%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Income Taxes — (continued)

     We adopted the provisions of FIN 48 on January 1, 2007. The application of FIN 48 did not have a material impact on our consolidated financial statements. As of December 31, 2008, the total unrecognized benefits were $62.9 million. Of this amount, $24.4 million, if recognized, would reduce the 2008 effective tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses. As of December 31, 2008 and 2007, we had recognized $21.3 million and $17.8 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively, of which $3.5 million was included in net income during 2008.

A summary of the changes in unrecognized tax benefits follows.

	For the year ended December 31,
	2008	2007
	(in millions)
Balance at beginning of year	$ 59.5	$ 60.0
Additions based on tax positions related to the current year	1.7	0.1
Additions for tax positions of prior years	4.1	—
Reductions for tax positions related to the current year	(2.1)	—
Reductions for tax positions of prior years	(0.3)	(0.6)
Balance at end of year	$ 62.9	$ 59.5

Significant components of our net deferred income taxes were as follows:
	December 31,
	2008	2007
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$ 2,237.6	$ —
Insurance liabilities	400.3	377.9
Net operating loss carryforwards	187.2	104.6
Post-retirement benefits	479.2	54.0
Stock-based compensation	48.3	46.2
Other deferred income tax assets	58.9	41.9
Gross deferred income tax assets	3,411.5	624.6
Valuation allowance	(5.3)	(4.8)
Total deferred income tax assets	3,406.2	619.8
Deferred income tax liabilities:
Deferred policy acquisition costs	(810.2)	(733.8)
Real estate	(150.5)	(170.5)
Net unrealized gains on available-for-sale securities	—	(26.9)
Intangible assets	(25.7)	(33.8)
Other deferred income tax liabilities	(87.3)	(41.1)
Total deferred income tax liabilities	(1,073.7)	(1,006.1)
Total net deferred income tax assets (liabilities)	$ 2,332.5 $	(386.3)

Net deferred tax income taxes by jurisdiction are as follows:

	December 31,
	2008	2007
	(in millions)
Deferred income tax assets:
U.S.	$ 2,336.7	$ —
Deferred income tax liabilities:
U.S.	—	(364.5)
State	(4.2)	(21.8)
Net deferred income tax liabilities	(4.2)	(386.3)
Total net deferred income tax assets (liabilities)	$ 2,332.5	$ (386.3)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Income Taxes — (continued)

     In management’s judgment, the total deferred income tax asset is more likely than not to be realized. Included in the deferred income tax asset is the expected income tax benefit attributable to net unrealized losses on available-for-sale securities. There is no valuation allowance provided for the deferred tax asset attributable to unrealized losses on available-for-sale securities. Management expects to recover the unrealized losses by holding the securities until maturity or recovery in value; therefore, the related deferred tax asset is expected to reverse over time.

     The total deferred income tax asset also includes capital and net operating loss carryforwards for tax purposes available to offset future capital gains and taxable income, respectively. The capital loss carryforward was $110.0 million as of December 31, 2008 and will expire if unused by 2013. Domestic state net operating loss carryforwards were $1.0 million as of December 31, 2008, and will expire between 2009 and 2025. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not to be realized.

     Accumulated net operating losses of $376.6 million and $263.8 million at December 31, 2008 and 2007, respectively, are attributed to captive reinsurance companies that are temporarily excluded from the consolidated U.S. federal income tax return. These net operating losses will expire between 2021 and 2023. One of the captive reinsurance companies will be able to join the consolidated U.S. federal income tax return in 2012 with the other in 2013. All accumulated net operating losses are anticipated to be utilized before expiration. Therefore, no valuation allowance has been provided for the deferred income tax assets attributable to these net operating losses.

     The Internal Revenue Service (“IRS”) has completed examination of the consolidated U.S. federal income tax returns for years prior to 2004. The examination of tax returns for the years 2002 and 2003 resulted in a refund of $176.7 million (including interest) in December 2006, which was consistent with the receivable that we had established for these tax years. We are contesting other issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. At December 31, 2008 and 2007, respectively, our accrual for current tax receivable included $230.8 million and $214.3 million associated with the requested refunds, as it is management’s assessment the refunds will more likely than not be realized. These current tax receivables are included in other assets in the consolidated statements of financial position. We do not expect the litigation to be resolved within the next twelve months.

     The IRS commenced examination of the U.S. consolidated federal income tax returns for 2004-2005 in March 2007. The fieldwork is substantially complete and the final report is expected to be received sometime in the third or fourth quarter 2009. The statute of limitations for the 2004-2005 tax years expires on September 15, 2009. The IRS will begin examination of the U.S. consolidated federal income tax returns for 2006-2007 in the first quarter 2009.

     We believe it is reasonably possible that the amount of our unrecognized tax benefits could increase by $0.0 million to $11.0 million within the next twelve months. The uncertainty is associated with our affiliate’s investment in a transaction that gave rise to foreign tax credits. We expect the IRS to disallow some or all of these foreign tax credits. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Employee and Agent Benefits

     We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

     We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the plans are fully funded on a U.S. GAAP basis, no deposit is made. While we designate assets to cover the computed liability of the non-qualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

     We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

     Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the plans are fully funded on a U.S. GAAP basis, no deposit is made.

     For 2007, we used a measurement date of October 1 for the pension and other postretirement benefit plans. For 2008, we used a December 31 measurement date as required by SFAS 158.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Employee and Agent Benefits — (continued) Obligations and Funded Status

     The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

     The accumulated benefit obligation for all defined benefit pension plans was $1,535.8 million and $1,363.1 million at December 31, 2008 and 2007, respectively.

     Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in a Rabbi trust for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $269.8 million and $237.2 million as of December 31, 2008 and 2007, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Employee and Agent Benefits — (continued) Pension Plan Changes and Plan Gains/Losses

     On January 1, 2008, the vesting schedule for the qualified pension plan and corresponding nonqualified plans changed to a three-year cliff schedule as required by the Pension Protection Act of 2006. This change was recognized as a prior service cost and resulted in an increase in liabilities of $4.3 million at December 31, 2007.

     For the year ended December 31, 2008, the pension plans had an actuarial loss of $8.1 million, primarily due to a decrease in the discount rate offset by a change in certain actuarial assumptions and methods. For the year ended December 31, 2007, the pension plans had an actuarial loss of $33.3 million, primarily due to salary increases greater than assumed, which was partially offset by the increase in the discount rate.

Other Post Retirement Plan Changes and Plan Gains/Losses

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During 2008, 2007 and 2006, the Medicare subsidies we received and accrued for were $0.8 million, $0.8 million and $0.9 million, respectively, and are included in service cost.

     An actuarial loss of $44.0 million occurred during 2008 for the other postretirement benefit plans. This was due to a decrease in the discount rate and a less than expected increase in retiree contributions, which was partially offset by a decrease in the trend assumption and a less than expected increase in health care claim costs. An actuarial gain of $1.2 million occurred during 2007 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs, as well as an increase in the discount rate. The gain was partially offset by an increase of the trend assumption.

Information for pension plans with an accumulated benefit obligation in excess of plan assets:

     For 2008, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. For 2007, the obligations below relate only to the nonqualified pension plan liabilities. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2008	2007
	(in millions)
Projected benefit obligation	$ 1,712.1	$ 310.6
Accumulated benefit obligation	1,535.8	239.1
Fair value of plan assets	1,010.5	1,597.6

Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

	December 31,
	2008	2007
	(in millions)
Accumulated postretirement benefit obligation	$ 87.9	$ 2.0
Fair value of plan assets	71.6	1.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Components of net periodic benefit cost:

     For 2007, we used a measurement date of October 1 for the pension and other postretirement plans. For 2008, we used a December 31 measurement date as required by SFAS 158. Net periodic benefit cost shown above for 2008 covers the period of 15 months from October 1, 2007, through December 31, 2008. Net periodic benefit cost for the period from October 1, 2007, to December 31, 2007, was recognized as a direct adjustment to retained earnings during 2008 as required by SFAS 158. The breakdown of 2008 net periodic benefit cost between the two periods was as follows:

		Pension benefits		Other postretirement benefits
	10/01/07-	1/1/08-		10/01/07- 1/1/08-
	12/31/07	12/31/08	Total	12/31/07 12/31/08	Total
(in millions)
Net periodic benefit cost (income)	$ 3.1	$ 12.3 $	15.4 $ (4.5) $ (18.1)		$ (22.6)

     The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

     As of and subsequent to December 31, 2006, net actuarial (gain) loss and net prior service cost benefit have been recognized in accumulated other comprehensive income due to the application of SFAS 158.

     The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2009 fiscal year are $92.6 million and $(7.7) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2009 fiscal year are $9.2 million and $(2.1) million, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Employee and Agent Benefits — (continued) Assumptions:

Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

			Pension benefits		Other postretirement benefits

			For the year ended December 31,
			2008	2007	2008	2007
Discount rate			6.00%	6.30%	6.00%	6.30%
Rate of compensation increase			5.00%	5.00%	5.00%	5.00%

Weighted-average assumptions used to determine net periodic benefit cost
		Pension benefits			Other postretirement benefits
			For the year ended December 31,
	2008	2007	2006		2008	2007	2006
Discount rate	6.30%	6.15%	5.75%		6.30%	6.15%	5.75%
Expected long-term return on plan assets	8.25%	8.25%	8.25%		7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%		5.00%	5.00%	5.00%

     For other postretirement benefits, the 7.30% expected long-term return on plan assets for 2008 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the health, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

     The expected return on plan assets is the long-term rate we expect to be earned based on the plans' investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2008, the long-term expected return on plan assets will be lowered to 8.00% for the 2009 expense calculation.

Assumed health care cost trend rates
	December 31,
	2008	2007
Health care cost trend rate assumed for next year under age 65	10.5%	12.0%
Health care cost trend rate assumed for next year age 65 and over	10.0%	11.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2020	2019

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$ 4.8 $	(3.8)
Effect on accumulated postretirement benefit obligation	(46.4)	37.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Employee and Agent Benefits — (continued) Pension Plan Assets

     The qualified pension plan's weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	December 31,	October 1,
Asset category	2008	2007
Domestic equity securities	50%	53%
International equity securities	17	18
Domestic debt securities	23	21
Real estate	10	8
Total	100%	100%

Our investment strategy is to achieve the following:

  Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
  Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.
  Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

     In administering the qualified pension plan's asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

The overall target asset allocation for the qualified plan assets is:

Asset category	Target allocation
Domestic equity securities	40% - 60%
International equity securities	5% - 20%
Domestic debt securities	20% - 30%
International debt securities	0% - 7%
Real estate	3% - 10%

     Other 0% - 7% Other Postretirement Benefit Plan Assets

     The other postretirement benefit plans' weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	December 31,	October 1,
Asset category	2008	2007
Equity securities	53%	63%
Debt securities	47	37
Total	100%	100%
The weighted average target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Equity securities		50 - 70%

     Debt securities 30 - 50% The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Employee and Agent Benefits — (continued) Contributions

     Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2009 in the range of $20-$50 million. This includes funding for both our qualified and nonqualified pension plans. We may contribute to our other postretirement benefit plans in 2009 pending future analysis.

Estimated Future Benefit Payments

     The estimated future benefit payments, which reflect expected future service, and the expected amount of tax-free subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
		(in millions)
Year ending December 31:
2009	$ 65.4	$ 21.6	$ 1.1
2010	70.2	23.6	1.2
2011	75.1	25.8	1.4
2012	81.0	28.2	1.7
2013	87.5	30.9	1.8
2014-2018	533.5	201.1	13.2

     The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

     The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2008.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Employee and Agent Benefits — (continued)

     The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.

     In addition, we have defined contribution plans that are generally available to all employees and agents. Eligible participants could not contribute more than $15,500 of their compensation to the plans in 2008. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants”. In 2006, we matched the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we matched the participant's contributions at a 75% contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG common stock. We contributed $41.2 million, $40.0 million and $36.4 million in 2008, 2007 and 2006, respectively, to our qualified defined contribution plans.

     We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2008 and 2007, we matched the Grandfathered Choice Participant's Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we matched the participant's contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant's compensation. We contributed $7.3 million, $7.5 million and $8.0 million in 2008, 2007 and 2006, respectively, to our nonqualified defined contribution plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Contingencies, Guarantees and Indemnifications Litigation and Regulatory Contingencies

     We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for punitive damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to other industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

     On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our Motion to Transfer Venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleged that these acts constitute prohibited transactions under ERISA. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On August 27, 2008, the Plaintiff's Motion for Class Certification was denied. The Plaintiff filed a petition seeking permission to appeal that ruling. The petition was denied on October 28, 2008.

     On August 28, 2007, two plaintiffs, “Walsh and Young”, filed a putative class action lawsuit in the United States District Court for the Southern District of Iowa against us and Princor Financial Services Corporation (the “Principal Defendants”). The lawsuit alleges that the Principal Defendants breached alleged fiduciary duties to participants in employer-sponsored 401(k) plans who were retiring or leaving their respective plans, including providing misleading information and failing to act solely in the interests of the participants, resulting in alleged violations of ERISA. The Principal Defendants are aggressively defending the lawsuit.

     While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position. The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

Guarantees and Indemnifications

     In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2008, was approximately $222.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

     We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Contingencies, Guarantees and Indemnifications — (continued) Guaranty Funds

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2008 and 2007, the liability balance for guaranty fund assessments, which is not discounted, was $16.2 million and $9.8 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2008 and 2007, $8.1 million and $2.4 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Operating Leases

     As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2008, 2007 and 2006, respectively, was $49.3 million, $50.7 million and $52.8 million.

     At December 31, 2008, the future minimum lease payments are $178.9 million. The following represents payments due by period for operating lease obligations as of December 31, 2008 (in millions):

Year ending December 31:
2009	$ 47.9
2010	39.6
2011	27.3
2012	18.7
2013	14.3
2014 and thereafter	35.2
183.0
Less: Future sublease rental income on noncancelable leases	4.1
Total future minimum lease payments	$ 178.9

Capital Leases

     Beginning in 2007, we leased hardware storage equipment under capital leases. As of December 31, 2008 and 2007, these leases had a gross asset balance of $21.0 million and $15.2 million and accumulation depreciation of $10.5 million and $5.0 million, respectively. Depreciation expense for the years ended December 31, 2008 and 2007, was $6.2 million and $5.0 million, respectively.

     As of December 31, 2008, we no longer leased an aircraft under a capital lease. As of December 31, 2007, we leased an aircraft which had a gross asset balance of $14.4 million and accumulated depreciation of $1.7 million. Depreciation expense for each of the years ended December 31, 2008, 2007 and 2006 was zero, $0.6 million and $0.6 million, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Contingencies, Guarantees and Indemnifications — (continued)

     The following represents future minimum lease payments due by period for capital lease obligations as of December 31, 2008 (in millions).

Year ending December 31:
2009	$ 5.7
2010	3.6
2011	2.0
2012	0.2
2013	—
2014 and thereafter	—
Total	11.5
Less: Amounts representing interest	0.7
Net present value of minimum lease payments	$ 10.8

Letters of Credit

     We have entered into agreements with third parties who issue standby letters of credit on behalf of a wholly-owned captive reinsurance subsidiary. The letters of credit are used to support the statutory reserves assumed by our captive reinsurance company. The letters of credit, which we guarantee, also allow us to take credit for ceded reserves on our statutory balance sheet. As of December 31, 2008 and 2007, there was a total of $429.0 million and $365.0 million in outstanding letters of credit, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

16. Stockholder’s Equity

Accumulated Other Comprehensive Income (Loss)

     Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by stockholders and distributions to stockholders.

The components of accumulated other comprehensive income (loss) were as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

16. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains (losses) on	gains on	currency	post-retirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income (loss)
			(in millions)
Balances at January 1, 2008	$ 31.2	$ 21.6	$ (2.5)	$ 67.2	$ 117.5
Net change in unrealized gains on fixed
maturities, available-for-sale	(7,782.1)	—	—	—	(7,782.1)
Net change in unrealized gains on equity
securities, available-for-sale	(61.1)	—	—	—	(61.1)
Net change in unrealized gains on equity
method subsidiaries and minority interest
adjustments	76.2	—	—	—	76.2
Adjustments for assumed changes in
amortization pattern	1,173.0	—	—	—	1,173.0
Net change in unrealized gains on
derivative instruments	—	124.5	—	—	124.5
Change in net foreign currency translation
adjustment	—	—	(23.8)	—	(23.8)
Effects of changing post-retirement benefit
plan measurement date	—	—	—	(3.1)	(3.1)
Change in unrecognized post-retirement
benefit obligations	—	—	—	(973.1)	(973.1)
Net change in provision for deferred
income tax benefit (expense)	2,307.9	(43.5)	8.3	341.7	2,614.4
Balances at December 31, 2008	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)

     The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Unrealized losses on available-for-sale securities and derivative instruments
arising during the year	$ (4,205.1)	$ (550.8)	$(269.9)
Adjustment for realized gains (losses) on available-for-sale securities and
derivative instruments included in net income	(15.1)	80.9	25.1
Unrealized losses on available-for-sale securities and derivative instruments,
as reported	$ (4,220.2)	$ (469.9)	$(244.8)

     The above table includes unrealized gains (losses) on available-for-sale securities and derivatives in cash flow hedge relationships net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes.

Dividend Limitations

     Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2008 statutory results, we could pay approximately $651.3 million in stockholder dividends in 2009 without exceeding the statutory limitation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Fair Value of Financial Instruments

     We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value under SFAS No. 107, Disclosure About Fair Value of Financial Instruments (“SFAS 107”). We follow SFAS 157 to determine SFAS 107 fair value disclosure amounts. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements.

Valuation hierarchy

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). For SFAS 157 disclosures, SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels.

  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.
  Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturity securities (including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using observable inputs.
  Level 3 – Significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain fixed maturity securities, private equity securities, complex derivatives and embedded derivatives that must be priced using broker quotes or other valuation methods that utilize significant unobservable inputs.

Determination of fair value

     The following discussion describes the valuation methodologies used for assets and liabilities measured or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In some cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fixed Maturities and Equity Securities

     Fair values of equity securities are determined using public quotations, when available. Fair values of public bonds and those private securities that are actively traded in the secondary market have been determined through the use of third-party pricing services using market observable inputs. Private placement securities and other corporate fixed maturities where we do not receive a public quotation are valued by discounting the expected cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security. Private equity securities may also utilize internal valuation methodologies appropriate for the specific asset. Fair values might also be determined using broker quotes or through the use of internal models or analysis.

Derivatives

     Fair values of derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities.

Mortgage Loans

     Fair values of commercial and residential mortgage loans are determined by discounting the expected cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Fair Value of Financial Instruments (continued)

Policy Loans

     Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.

Other Investments

     Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The carrying amounts of other assets classified as other investments in the accompanying consolidated statements of financial position approximate their fair values.

Cash and Cash Equivalents

     Because of the nature of these assets, carrying amounts approximate fair values. Fair values of cash equivalents may be determined using public quotations, when available.

Securities Lending Collateral and Securities Lending Payable

     The carrying amounts of our securities lending cash collateral and securities lending payable approximate their fair value. During the third quarter of 2008, we decided to temporarily unwind the securities lending program due to a downturn in current economic conditions.

Separate Account Assets

     Separate account assets include public equity, public and private debt securities and derivative instruments, for which fair values are determined as previously described. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser.

Investment-Type Insurance Contracts

     The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts. Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions, including non-performance risk, reflecting the projected cash flows over the life of the contract, incorporating expected policyholder behavior.

Short-Term Debt

     The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity.

Long-Term Debt

     Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Fair Value of Financial Instruments (continued)

Separate Account Liabilities

     Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection.

Other Liabilities

     Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based the value of the underlying securities utilizing the yield, credit quality and average maturity of each security.

Assets and liabilities measured at fair value on a recurring basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

		As of December 31, 2008
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale	$ 38,064.0	$ 96.8	$ 36,831.2	$ 1,136.0
Fixed maturities, trading	752.1	—	691.4	60.7
Equity securities, available-for-sale	234.2	169.8	8.2	56.2
Equity securities, trading	125.7	31.1	94.6	—
Net derivative assets and liabilities (1)	(161.3)	—	4.9	(166.2)
Other investments (2)	66.0	3.3	62.7	—
Cash equivalents (3)	1,601.1	649.4	951.7	—
Sub-total excluding separate account assets	40,681.8	950.4	38,644.7	1,086.7

Separate account assets	51,069.2	30,609.3	14,567.3	5,892.6
Total assets	$ 91,751.0	$ 31,559.7	$ 53,212.0	$ 6,979.3

Liabilities
Investment-type insurance contracts (4)	$ (39.9)	$ —	$ —	$ (39.9)
Other liabilities (4)	(109.3)	—	(5.5)	(103.8)
Total liabilities	$ (149.2)	$ —	$ (5.5)	$ (143.7)

(1)	The fair value of our derivative instruments classified as assets and liabilities at December 31, 2008, was $1,873.2 million and $2,034.5 million, respectively. Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities.
(2)	Primarily includes seed money investments reported at fair value.
(3)	Includes short-term investments with a maturity date of three months or less when purchased.
(4)	Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Fair Value of Financial Instruments (continued) Changes in Level 3 fair value measurements

     The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2008, is as follows:

		For the year ended December 31, 2008					Changes in
		Total realized/unrealized gains				Ending	unrealized
	Beginning	(losses)				asset /	gains (losses)
	asset /			Purchases,		(liability)	included in
	(liability)		Included in	sales,		balance	net income
	balance as	Included in	other	issuances	Transfers	as of	relating to
	of January	net income	comprehensive	and	in (out) of	December	positions still
	1, 2008	(1)	income	settlements	Level 3	31, 2008	held (1)
				(in millions)
Assets
Fixed maturities, available-for-sale	$ 2,153.6	$ (148.5)	$ (508.7)	$ (567.8)	$ 207.4	$ 1,136.0	$ (116.7)
Fixed maturities, trading	92.3	(19.1)	—	(11.4)	(1.1)	60.7	(19.1)
Equity securities, available-for-sale	51.1	(41.5)	(12.1)	20.7	38.0	56.2	(35.3)
Net derivative assets and liabilities	(8.0)	(125.3)	(23.9)	(9.0)	—	(166.2)	(130.5)
Separate account assets	7,122.2	(958.4)	—	(166.9)	(104.3)	5,892.6	(944.1)

Liabilities
Investment-type insurance
contracts	(49.3)	(38.2)	—	47.6	—	(39.9)	(50.3)
Other liabilities (2)	(155.6)	—	70.0	(18.2)	—	(103.8)	—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) for the year ended December 31, 2008, are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(2)	Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in accumulated other comprehensive income.

Assets and liabilities measured at fair value on a nonrecurring basis

     Certain assets are measured at fair value on a nonrecurring basis. During 2008, mortgage servicing rights with an aggregate cost of $13.8 million had been written down to fair value of $12.3 million, resulting in a charge of $1.5 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Transition

     In connection with our adoption of SFAS 157 on January 1, 2008, we recorded a $13.0 million pre-tax gain in net realized capital gains (losses) resulting from the incorporation of our own creditworthiness and additional risk margins in the valuation of certain embedded derivatives recorded at fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Fair Value of Financial Instruments — (continued) SFAS 107 disclosures

The carrying amounts and estimated fair values of our financial instruments were as follows:

		December 31,
	2008		2007
	Carrying amount	Fair value	Carrying amount	Fair value
		(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$ 38,064.0 $	38,064.0 $	44,236.7 $	44,236.7
Fixed maturities, trading	752.1	752.1	302.1	302.1
Equity securities, available-for-sale	234.2	234.2	309.7	309.7
Equity securities, trading	125.7	125.7	223.9	223.9
Net derivative assets and liabilities	(161.3)	(161.3)	478.7	478.7
Mortgage loans	12,633.8	12,863.8	12,101.0	12,809.3
Policy loans	881.4	1,119.4	853.7	940.3
Other investments	146.7	146.7	163.0	163.0
Cash and cash equivalents	2,536.7	2,536.7	1,447.3	1,447.3
Securities lending collateral	—	—	622.7	622.7
Separate account assets	51,069.2	51,069.2	75,743.3	75,743.3
Investment-type insurance contracts	(39,730.4)	(36,277.3)	(37,388.7)	(36,627.9)
Short-term debt	(291.1)	(291.2)	(344.5)	(344.5)
Long-term debt	(121.2)	(109.4)	(186.9)	(201.4)
Separate account liabilities	(46,549.6)	(45,609.3)	(69,299.2)	(68,169.6)
Other liabilities	(109.3)	(109.3)	(166.2)	(166.2)
Securities lending payable	—	—	(622.7)	(622.7)

18. Statutory Insurance Financial Information

     We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Our use of prescribed and permitted statutory accounting practices has resulted in higher statutory surplus of $387.4 million relative to the accounting practices and procedures of the NAIC primarily due to a state prescribed practice associated with reinsurance of our universal life “secondary” or “no lapse” guarantee provisions. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

     Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2008, we meet the minimum RBC requirements.

Statutory net income and statutory surplus were as follows:

	As of or for the year ended December 31,
	2008	2007	2006
		(in millions)
Statutory net income	$ 83.3	$ 540.2	$684.9
Statutory surplus	4,807.7	3,695.0	3,596.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Segment Information

     We provide financial products and services through the following segments: U.S. Asset Accumulation, Global Asset Management and Life and Health Insurance. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

     The U.S. Asset Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

     The Global Asset Management segment provides asset management services to our asset accumulation business, our life and health insurance operations, the Corporate segment and third-party clients.

     The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.

     The Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

     Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of deferred front-end fee revenues for sales charges on retirement products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on non-hedge derivative instruments and exclude certain market value adjustments of embedded derivatives. Segment operating revenues exclude net realized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues and revenue from our terminated commercial mortgage securities issuance operation. Segment operating revenues include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

     The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Segment Information — (continued)

     The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

		December 31,
		2008	2007
		(in millions)
Assets:
U.S. Asset Accumulation	$ 99,774.7		$ 125,369.3
Global Asset Management		1,123.3	1,226.2
Life and Health Insurance		14,497.9	14,783.8
Corporate		3,727.7	2,771.5
Total consolidated assets	$ 119,123.6		$ 144,150.8

	For the year ended December 31,
	2008	2007	2006
		(in millions)
Operating revenues by segment:
U.S. Asset Accumulation	$ 4,331.3	$ 4,617.1	$ 3,924.9
Global Asset Management	545.8	529.0	424.8
Life and Health Insurance	4,660.0	4,840.4	4,722.6
Corporate	(115.5)	(65.2)	(82.2)
Total segment operating revenues	9,421.6	9,921.3	8,990.1
Add:
Net realized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee
revenues	(685.5)	(362.5)	29.9
Terminated commercial mortgage securities issuance operation	(32.1)	30.1	60.6
Subtract:
Operating revenues from discontinued real estate investments	—	0.3	(3.1)
Total revenues per consolidated statements of operations	$ 8,704.0	$ 9,588.6	$ 9,083.7
Operating earnings by segment, net of related income taxes:
U.S. Asset Accumulation	$ 499.6	$ 605.5	$ 516.7
Global Asset Management	86.6	98.0	71.4
Life and Health Insurance	272.2	223.3	285.3
Corporate	18.5	45.1	26.6
Total segment operating earnings, net of related income taxes	876.9	971.9	900.0
Net realized capital gains (losses), as adjusted (1)	(453.4)	(245.4)	7.7
Other after-tax adjustments (2)	(20.4)	14.6	69.9
Net income per consolidated statements of operations	$ 403.1	$ 741.1	$ 977.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Segment Information — (continued)

(1) Net realized capital gains (losses), as adjusted, is derived as follows:

	2008	2007	2006
		(in millions)
Net realized capital gains (losses):
Net realized capital gains (losses)	$ (622.6)	$ (348.4)	$ 30.4
Periodic settlements and accruals on non-hedge derivatives (3)	(59.0)	(18.8)	—
Certain market value adjustments to fee revenues	(3.9)	(4.0)	(1.3)
Recognition of front-end fee revenues	—	8.7	0.8
Net realized capital gains (losses), net of related revenue adjustments	(685.5)	(362.5)	29.9
Amortization of deferred policy acquisition and sales inducement costs related to
net realized capital gains (losses)	(47.2)	10.4	5.4
Capital (gains) losses distributed	49.6	(10.9)	(11.8)
Certain market value adjustments of embedded derivatives	(9.5)	—	—
Minority interest capital (gains) losses	0.9	(11.4)	(7.5)
Income tax effect	238.3	129.0	(8.3)
Net realized capital gains (losses), as adjusted	$ (453.4)	$ (245.4)	$ 7.7

(2)	In 2008, other after-tax adjustments of $(20.4) million included (1) the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($28.0 million) and (2) the positive effect of a change in an estimated loss related to a prior year legal contingency ($7.6 million).
In 2007, other after-tax adjustments of $14.6 million included (1) the positive effect of: (a) a gain on sale of a real estate property that qualifies for discontinued operations treatment ($20.0 million) and (b) gains associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operation accounting treatment under U.S. GAAP ($5.7 million) and (2) the negative effect of tax refinements related to prior years ($11.1 million).
In 2006, other after-tax adjustments of $69.9 million included (1) the positive effect of: (a) gain on sales of real estate properties that qualify for discontinued operations treatment ($30.9 million); (b) gains associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($28.7 million) and (c) a favorable court ruling on a contested IRS issue for 1991 and later years ($18.8 million) and (2) the negative effect from a contribution to the Principal Financial Group, Inc. Foundation ($8.5 million).
(3)	The amounts in periods prior to 2007 were not material.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Segment Information — (continued)

     The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Income tax expense (benefit) by segment:
U.S. Asset Accumulation	$ 116.3	$ 137.7	$ 115.2
Global Asset Management	46.4	52.9	38.8
Life and Health Insurance	133.8	107.6	144.1
Corporate	(2.7)	20.3	10.9
Total segment income taxes from operating earnings	293.8	318.5	309.0
Add:
Tax expense (benefit) related to net realized capital gains (losses), as adjusted	(238.3)	(129.0)	8.3
Tax expense (benefit) related to other after-tax adjustments	4.1	8.8	(13.9)
Tax expense (benefit) related to terminated commercial mortgage securities
issuance operation	(15.3)	3.0	15.5
Subtract:
Income tax expense (benefit) from discontinued real estate	—	0.1	(1.1)
Total income tax expense per consolidated statements of operations	$ 44.3	$ 201.2	$ 320.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)

The following table summarizes operating revenues for our products and services:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
U.S. Asset Accumulation:
Full-service accumulation	$ 1,397.3	$ 1,591.4	$ 1,382.7
Individual annuities	1,017.1	799.8	582.8
Bank and trust services	74.4	66.8	53.0
Eliminations	(7.4)	(6.6)	(5.1)
Total Accumulation	2,481.4	2,451.4	2,013.4
Investment only	1,138.0	1,179.2	1,080.7
Full-service payout	711.9	986.5	830.8
Total Guaranteed	1,849.9	2,165.7	1,911.5
Total U.S. Asset Accumulation	4,331.3	4,617.1	3,924.9
Global Asset Management (1)	545.8	529.0	424.8
Life and Health Insurance:
Individual life insurance	1,393.4	1,370.1	1,344.7
Health insurance	1,770.2	2,001.7	2,063.8
Specialty benefits insurance	1,498.2	1,470.7	1,316.0
Eliminations	(1.8)	(2.1)	(1.9)
Total Life and Health Insurance	4,660.0	4,840.4	4,722.6
Corporate	(115.5)	(65.2)	(82.2)
Total operating revenues	$ 9,421.6	$ 9,921.3	$ 8,990.1
Total operating revenues	$ 9,421.6	$ 9,921.3	$ 8,990.1
Add:
Net realized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end
fee revenues and certain market value adjustments to fee revenues	(685.5)	(362.5)	29.9
Terminated commercial mortgage securities issuance operation	(32.1)	30.1	60.6
Subtract:
Operating revenues from discontinued real estate investments	—	0.3	(3.1)
Total revenues per consolidated statements of operations	$ 8,704.0	$ 9,588.6	$ 9,083.7

(1)	Reflects inter-segment revenues of $215.6 million, $171.4 million and $152.3 million in 2008, 2007 and 2006, respectively. These revenues are eliminated within the Corporate segment.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

20. Stock-Based Compensation Plans

     The Stock-Based Compensation Plans footnote represents all share based compensation data related to us and our subsidiaries’ employees. As of December 31, 2008, our ultimate parent, PFG has the 2005 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan (“Stock-Based Compensation Plans”). As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units.

     For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for the Stock-Based Compensation Plans is as follows:

	For the year ended December 31,
	2008		2007	2006
	(in millions)
Compensation cost	$ 26.1		$ 53.0 $	58.0
Related income tax benefit		8.3	17.6	19.0
Capitalized as part of an asset		4.7	4.0	3.4

Nonqualified Stock Options

     Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG’s common stock on the date of grant, and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

     The total intrinsic value of stock options exercised was $3.4 million, $35.5 million and $31.7 million during 2008, 2007 and 2006, respectively.

     The weighted-average remaining contractual lives for stock options exercisable is approximately 6 years as of December 31, 2008.

     The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2008	2007	2006
Expected volatility	25.4%	23.6%	16.2%
Expected term (in years)	6	6	6
Risk-free interest rate	3.1%	4.6%	4.6%
Dividend yield	1.51%	1.28%	1.32%
Weighted average estimated fair value	$ 15.41	$ 17.98	$ 11.41

     We previously determined expected volatility for stock options granted based on, among other factors, historical volatility using monthly price observations. Beginning with stock options granted in 2007, we determine expected volatility based on, among other factors, historical volatility of PFG’s common stock using daily price observations. We believe that daily price observations provide a better estimate of expected fluctuations in PFG’s common stock price over the expected term of stock options granted. The expected term represents the period of time that options granted are expected to be outstanding. We previously determined expected term based on the simplified method as described by the SEC. Beginning with stock options granted in 2008, we determine expected term using historical exercise and employee termination data as we believe we now have sufficient data to provide a reasonable basis on which to estimate expected term. The risk-free rate for periods within the expected life of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG’s common shares on the grant date.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

20. Stock-Based Compensation Plans — (continued)

     As of December 31, 2008, there were $10.4 million of total unrecognized compensations costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.7 years.

Performance Share Awards

     Beginning in 2006, performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. A return on equity objective and an earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards.

     The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2008, 2007 and 2006 were $56.92, $62.73 and $49.40, respectively.

     As of December 31, 2008, there were no unrecognized compensation costs related to nonvested performance share awards granted.

     Because no performance share awards vested or were paid out, the intrinsic value of performance share awards vested was $0.0 million in 2008, 2007 and 2006.

Restricted Stock Units

     Restricted stock units are issued under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. There is no maximum contractual term on these awards.

     Restricted stock units were issued to certain employees and agents pursuant to the Stock Incentive Plan and 2005 Stock Incentive Plan. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.

     The total intrinsic value of restricted stock units vested was $23.8 million, $21.7 million and $15.0 million during 2008, 2007 and 2006, respectively.

     The fair value of restricted stock units is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2008, 2007 and 2006 was $57.96, $61.28 and $50.08, respectively.

     As of December 31, 2008, there were $26.5 million of total unrecognized compensation costs related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 2.0 years.

Employee Stock Purchase Plan

     Under our Employee Stock Purchase Plan, participating employees had the opportunity to purchase shares of PFG common stock on a quarterly basis through 2008. Beginning in 2009, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG’s common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

     We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $6.54, $10.47 and $10.34 during 2008, 2007 and 2006, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $4.8 million, $5.9 million and $6.2 million during 2008, 2007 and 2006, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

20. Stock-Based Compensation Plans — (continued) Long-Term Performance Plan

     PFG also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with PFG stockholder approval of the 2005 Stock Incentive Plan, no further grants will be made under the Long-Term Performance Plan, and any future awards paid under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2008, 2007 and 2006. There is no maximum contractual term on these awards.

     The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the Black-Scholes option pricing model that uses the assumptions noted in the following table:

Long-Term Performance Plan	For the year ended December 31,
	2008	2007	2006
Expected volatility	104.1%	25.0%	11.2%
Expected term (in years)	1	2	2
Risk-free interest rate	0.5%	3.2%	4.8%
Dividend yield	—%	—%	—%

     The amount of cash used to settle Long-Term Performance Plan units granted was $2.6 million, $2.9 million and $10.2 million for 2008, 2007 and 2006, respectively. The total intrinsic value of Long-Term Performance Plan units settled was $4.2 million, $3.0 million and $10.4 million during 2008, 2007 and 2006, respectively.

21. Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations for 2008 and 2007:

	For the three months ended,
	December 31	September 30	June 30	March 31
	(in millions)
2008
Total revenues	$ 2,072.6	$ 2,139.4	$ 2,313.4	$ 2,178.6
Total expenses	2,102.6	2,057.4	2,088.6	2,008.0
Income from continuing operations, net of related income taxes	13.3	72.9	175.2	141.7
Net income	13.3	72.9	175.2	141.7
2007
Total revenues	$ 2,165.6	$ 2,494.8	$ 2,528.1	$ 2,400.1
Total expenses	2,229.8	2,215.8	2,140.4	2,080.5
Income (loss) from continuing operations, net of related income
taxes	(0.4)	193.9	286.0	241.4
Income (loss) from discontinued operations, net of related income
taxes	20.6	(0.2)	(0.2)	—
Net income	20.2	193.7	285.8	241.4

Item 26. Exhibits

(a)	Resolution of Board of Directors of the Depositor – incorporated by reference from
Registrant's Filing on Form N-6, file number 333-115269, as filed with the Commission on 5/7/04

(b)	Custodian Agreement - N/A

(c)	Underwriting Contracts

	(c1)	Distribution Agreement (filed 10/2/08)
	(c2)	Selling Agreement (Incorporated by Reference from Registrant's Filing on Form N-6 on
10/24/2007, File No. 333-146532)
	(c3)	Registered Representative Agreement (Incorporated by Reference from Registrant's Filing on Form N-6 on 10/24/2007, File No. 333-146532)

(d)	Contracts

	(d1)	Form of Specimen Variable Life Contract (previously filed as Exhibit 99.D1 with this registration statement)
	(d2)	Form of Specimen Change of Insured Rider (previously filed as Exhibit 99.D2 with this registration statement)
	(d3)	Form of Specimen Death Benefit Guarantee Rider (previously filed as Exhibit 99.D3 with this registration statement)
	(d4)	Form of Enhanced Cash Surrender Value (previously filed as Exhibit 99.D4 with this registration statement)
	(d5)	Form of Specimen Extended Coverage Rider (previously filed as Exhibit 99.D5 with this registration statement)
	(d6)	Form of Specimen Supplemental Benefit Rider (previously filed as Exhibit 99.D6 with this registration statement)
	(d7)	Form of Specimen Life Paid-up Rider (previously filed as Exhibit 99.D7 with this registration statement)

(e)	Applications

	(e1)	Form of Specimen Life Insurance Application (previously filed as Exhibit 99.E1 with this registration statement)
	(e2)	Form of Specimen Guaranteed/Simplified Issue Life Insurance Application (previously filed as Exhibit 99.E2 with this registration statement)
	(e3)	Form of Specimen Multi-Life Guaranteed Issue Life Insurance Application (previously filed as Exhibit 99.E3 with this registration statement)
	(e4)	Form of Specimen Supplemental Application (Incorporated by Reference from Registrant's
Filing on Form N-6 on 10/24/2007, File No. 333-146532)

(f)	Depositor's Certificate of Incorporation and By-laws

	(f1)	Articles of Incorporation of the Depositor incorporated by reference from
Registrant's Filing on Form N-6, file number 333-115269, as filed with the Commission on
5/7/04
	(f2)	Bylaws of Depositor incorporated by reference from Registrant's Filing on Form N-6, file number 333-115269, as filed with the Commission on 5/7/04

(g)	Reinsurance Contracts

The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)	Participation Agreements

	(h1)	AllianceBernstein Participation Agreement (filed 7/21/08)
	(h2)	AllianceBernstein Rule 22c-2 Agreement (filed 7/21/08)
	(h3)	AllianceBernstein Rule 22c-2 Agreement (filed 7/21/08)
	(h4)	AIM Variable Insurance Funds (filed 7/21/08)
	(h5)	AIM Distributors Services Agreement (filed 7/21/08)
	(h6)	AIM Rule 22c-2 Agreement (filed 7/21/08)
	(h7)	AIM Administrative Services Agreement (filed 7/21/08)
	(h8)	American Century Shareholder Services Agreement(filed 7/21/08)
	(h9)	American Century Rule 22c-2 Agreement (filed 7/21/08)
	(h10)	Calvert Variable Series Inc. Participation Agreement (filed 7/21/08)
	(h11)	Calvert Services Agreement (filed 7/21/08)

	(h12)	Calvert Rule 22c-2 Agreement (filed 7/21/08)
	(h13)	DWS Variable Series Participation Agreement (filed 7/21/08)
	(h14)	Fidelity/VIP Funds Participation Agreement (filed 7/21/08)
	(h15)	Fidelity Services Agreement (filed 7/21/08)
	(h16)	Fidelity Service Contract (filed 7/21/08)
	(h17)	Fidelity VIP Funds Service Contract (Initial Class Shares) (filed 7/21/08)
	(h18)	Fidelity VIP Funds Service Contract (Class 2 shares) (filed 7/21/08)
	(h19)	Fidelity Rule 22c-2 Shareholder Information Agreement (filed 7/21/08)
	(h20)	Franklin Templeton Variable Insurance Products Trust Shareholder Information
Agreement (filed 7/21/08)
	(h21)	Franklin Templeton Variable Insurance Products Trust Participation Agreement (filed
7/21/08)
	(h22)	Franklin Templeton Services, LLC Administrative Services Agreement (filed 7/21/08)
	(h23)	Janus Letter regarding Distribution, Shareholder Servicing, Administrative Services and
Fund/Serv Agreements and subject agreements (filed 7/21/08)
	(h24)	MFS Variable Insurance Trust Fund/Serv and Networking Agreement (filed 7/21/08)
	(h25)	MFS Variable Insurance Trust Amendment to Participation Agreement (filed 7/21/08)
	(h26)	Neuberger Berman Advisors Management Trust Fund Participation Agreement
(filed 7/21/08)
	(h27)	Neuberger Berman Advisors Management Trust Distribution and Administrative Services
Agreement (filed 7/21/08)
	(h28)	Neuberger Berman Advisors Management Trust Rule 22c-2 Agreement (filed 7/21/08)
	(h29)	Oppenheimer Variable Account Funds Participation Agreement (filed 7/21/08)
	(h30)	Summit Mutual Funds, Inc. Participation Agreement (filed 7/21/08)
	(h31)	Summit Mutual Funds Administrative Services Agreement (filed 7/21/08)
	(h32)	Summit Mutual Funds Rule 22c-2 Agreement (filed 7/21/08)
	(h33)	Summit Mutual Funds Amendment to the Administrative Services Agreement (filed
7/21/08)
	(h34)	Summit Mutual Funds Amendment to the Participation Agreement (filed 7/21/08)
	(h35)	Van Eck Worldwide Insurance Trust Participation Agreement (filed 10/2/08)
	(h36)	Van Eck Service Agreement (filed 10/2/08)
	(h37)	Van Eck Shareholder Information Agreement (filed 10/2/08)
	(h38)	Van Eck Amendment to Participation Agreement**
	(h39)	Vanguard Variable Insurance Fund Participation Agreement and Amendments 1, 2, 3, and 4**
	(h40)	Janus Aspen Series Participation Agreement and Amendments 1-7; and Janus Distribution &
Shareholder Services Agreement with Amendment #1; and Janus Rule 22c-2 Agreement**
	(h41)	Dreyfus Investment Portfolios Participation Agreement & Amendment; Dreyfus Administrative
Services Agreement & Amendment; Dreyfus 12b-1 Agreement & Amendment**

(i)	Administration Contracts – N/A

(j)	Other Material Contracts – N/A

(k)	Opinion of Counsel - (filed 10/2//08)

(l)	Actuarial Opinion – filed previously as Exhibit 99.L with this registration statement

(m)	Calculations - filed previously as Exhibit 99.M with this registration statement

(n)	Other Opinions

	(n1)	Consent of Independent Registered Public Accounting Firm*
	(n2)	Powers of Attorney (filed 7/21/08)
	(n3)	Opinion of Counsel*

(o)	Omitted Financial Statement of Schedules

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm on Schedules*

Schedule I - Summary of Investments - Other Than Investments in Related Parties As
December 31, 2008*

Schedule III - Supplementary Insurance Information As of December 31, 2008, 2007 and 2006
and for each of the years then ended*

Schedule IV – Reinsurance As of December 31, 2008, 2007 and 2006 and for each of the years then ended*

All other schedules for which provision is made in the applicable accounting regulation of the
Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(p) Initial Capital Agreements – N/A

(q) Redeemability Exemption (6e-2(b)(12)(ii) or 6e-3(T) - (filed 10/2/08)

* Filed herein
** to be Filed by Amendment

Item 27. Officers and Directors of the Depositor

Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:

Name and Principal Business Address	Positions and Offices

BETSY J. BERNARD	Director
40 Shalebrook Drive	Chair, Nominating and Governance Committee
Morristown, NJ 07960	Member, Executive Committee

JOCELYN CARTER-MILLER	Director
Tech Edventures	Member, Nominating and Governance Committee
3020 NW 33rd Avenue
Lauderdale Lakes, FL 33311

GARY E. COSTLEY	Director
C & G Capital and Management, LLC	Member, Audit Committee
257 Barefoot Beach Boulevard, Suite 404
Bonita Springs, FL 34134

MICHAEL T. DAN	Director
The Brink's Company	Member, Human Resources Committee
1801 Bayberry Court
Richmond, VA 23226

C. DANIEL GELATT, JR.	Director
NMT Corporation	Member, Audit Committee
2004 Kramer Street
La Crosse, WI 54603

J. BARRY GRISWELL	Director
The Principal Financial Group	Chairman of the Board and Chair, Executive Committee
Des Moines, IA 50392

SANDRA L. HELTON	Director
1040 North Lake Shore Drive #26A	Member, Audit Committee
Chicago, IL 60611

WILLIAM T. KERR	Director
Meredith Corporation	Member, Executive Committee and Chair, Human
1716 Locust St.	Resources Committee

Des Moines, IA 50309-3023

RICHARD L. KEYSER	Director
W.W. Grainger, Inc.	Member, Nominating and Governance Committee
100 Grainger Parkway
Lake Forest, IL 60045-5201

ARJUN K. MATHRANI	Director
176 East 71st Street, Apt. 9-F	Chair, Audit Committee
New York, NY 10021	Member, Executive Committee

ELIZABETH E. TALLETT	Director
Hunter Partners, LLC	Member, Executive Committee and Human Resources
12 Windswept Circle	Committee
Thornton, NH 03285-6883

LARRY D. ZIMPLEMAN	Director
The Principal Financial Group	Principal Life: President and Chief Executive Officer
Des Moines, IA 50392	Member, Executive Committee

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
JOHN EDWARD ASCHENBRENNER	President, Insurance and Financial Services
CRAIG LAWRENCE BASSETT	Vice President and Treasurer
GREGORY J. BURROWS	Senior Vice President Retirement and Investor Services
RONALD L. DANILSON	Senior Vice President Retirement and Investor Services
GREGORY BERNARD ELMING	Senior Vice President and Controller
RALPH CRAIG EUCHER	Senior Vice President Human Resources, Corporate Services
and Retirement and Investor Services
NORA MARY EVERETT	Senior Vice President Retirement and Investor Services
THOMAS JOHN GRAF	Senior Vice President Investor Relations
JOYCE NIXSON HOFFMAN	Senior Vice President and Corporate Secretary
DANIEL JOSEPH HOUSTON	President Retirement and Investor Services
G. DAVID SHAFER	Senior Vice President Health
ELLEN ZISLIN LAMALE	Senior Vice President and Chief Risk Officer
JULIA MARIE LAWLER	Senior Vice President and Chief Investment Officer
TERRANCE JOSEPH LILLIS	Senior Vice President and Chief Financial Officer
JAMES PATRICK MCCAUGHAN	President, Global Asset Management
TIMOTHY JON MINARD	Senior Vice President Retirement Distribution
MARY AGNES O'KEEFE	Senior Vice President and Chief Marketing Officer
GARY PAUL SCHOLTEN	Senior Vice President and Chief Information Officer
KAREN ELIZABETH SHAFF	Executive Vice President and General Counsel
NORMAN RAUL SORENSEN	Executive Vice President International Asset Accumulation
DEANNA DAWNETTE STRABLE	Senior Vice President Individual Life and Specialty Benefits

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.

The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2008 appears below:

→Principal Financial Group (Mauritius) Ltd. [2] [4]	Mauritius	100
→Principal PNB Asset Management Company Private Limited [2] [4]	India	65
→Principal Trustee Company Private Limited [2] [4]	India	65
→PNB Principal Financial Planners Private Limited [2] [4]	India	65
→PNB Principal Insurance Broking PVT. Ltd. [3] [4]	India	26
→Principal PNB Life Insurance Company Limited [3] [4]	India	26
→Principal Life Insurance Company [1] [2]	*Iowa*	*100*
→Principal Real Estate Fund Investors, LLC [2] [4]	Delaware	100
→Principal PGPF Investors, LLC [2] [4]	Delaware	100
→Principal Development Investors, LLC [2] [4]	Delaware	100
→Principal Real Estate Holding Company, LLC [2] [4]	Delaware	100
→GAVI PREHC HC, LLC [2] [4]	Delaware	100
→Principal Global Investors, LLC [2] [4]	Delaware	100
→Principal Real Estate Investors, LLC [2] [4]	Delaware	100
→Principal Enhanced Property Fund, G.P. [2] [4]	Delaware	100
→Principal Enterprise Capital, LLC [2] [4]	Delaware	100
→Principal Commercial Acceptance, LLC [2] [4]	Delaware	100
→Principal Commercial Funding, LLC [2] [4]	Delaware	100
→Principal Global Columbus Circle, LLC [2] [4]	Delaware	100
→Post Advisory Group, LLC [2] [4]	Delaware	82
→Principal Global Investors Trust [2] [4]	Delaware	100
→Spectrum Asset Management, Inc. [2] [4]	Delaware	100
→CCIP, LLC [2] [4]	Delaware	70
→Columbus Circle Investors [2] [4]	Delaware	100
→PGF GP, LLC [2] [4]	Delaware	100
→Principal Holding Company, LLC [2] [4]	Iowa	100
→Petula Associates, LLC [2] [4]	Iowa	100
→Principal Real Estate Portfolio, Inc. [2] [4]	Delaware	100
→GAVI PREPI HC, LLC [2] [4]	Delaware	100
→Petula Prolix Development Company [2] [4]	Iowa	100
→Principal Generation Plant, LLC [2] [4]	Delaware	100
→Principal Bank [2] [4]	United States	100
→Equity FC, Ltd. [2] [4]	Iowa	100
→Principal Health Care, Inc [2] [4]	Iowa	100
→Principal Dental Services, Inc. [2] [4]	Arizona	100
→Employers Dental Services, Inc. [2] [4]	Arizona	100
→Delaware Charter Guarantee & Trust Company [2] [4]	Delaware	100
→Preferred Product Network, Inc. [2] [4]	Delaware	100
→HealthRisk Resource Group, LLC [2] [4]	Iowa	100
→Principal Reinsurance Company of Vermont [2] [4]	Vermont	100
→Principal Life Insurance Company of Iowa [2] [4]	Iowa	100
→Principal Life Insurance Company of Iowa II [2] [4]	Iowa	100
→Principal Financial Services (Australia), Inc. [2] [4]	Iowa	100
→Principal Global Investors (Australia) Service Company Pty Limited [2] [4]	Australia	100
→Principal Global Investors (Australia) Limited [2] [4]	Australia	100
→Principal Real Estate Investors (Australia) Limited [2] [4]	Australia	100
→Principal Financial Group (Australia) Pty Ltd. [2] [4]	Australia	100
→Principal Investments (Australia) Limited [2] [4]	Delaware	100
→Principal Australia (Holdings) Pty Limited [2] [4]	Australia	100
→Principal International Holding Company, LLC [2] [4]	Delaware	100
→Principal Management Corporation [2] [4]	Iowa	100
→Principal Financial Advisors, Inc. [2] [4]	Iowa	100

(1)	Subsidiary filing separate financial statements with the SEC.
(2)	Subsidiary (consolidated) included in consolidated financial statements filed with the SEC.
(3)	Unconsolidated subsidiary included in consolidated financial statements filed with the SEC.
(4)	No separate financial statements required to be filed with the SEC.

Item 29. Indemnification

Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.

Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.

Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.

Principal Underwriters

(a) Other Activity

Princor Financial Services Corporation acts as principal underwriter for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust, and for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust. Princor Financial Services Corporation and Principal Funds Distributor act as principal underwriters for Class J shares, Institutional Class shares, R-1, R-2, R-3, R-4 and R-5 Class shares of Principal Funds, Inc.

(b)	Management
	(b1)	(b2)
Positions and offices
	Name and principal	with principal
	business address	underwriter
	Michael C. Anagnost	Vice President – Chief Technology
	The Principal	Officer
Financial Group(1)

	John E. Aschenbrenner	Director
The Principal
Financial Group(1)

	Patricia A. Barry	Assistant Corporate Secretary
The Principal
Financial Group(1)

	Craig L. Bassett	Treasurer
The Principal
Financial Group(1)

	Michael J. Beer	President and Director
The Principal
Financial Group(1)

	Tracy W. Bollin	Financial Controller
The Principal
Financial Group(1)

	David J. Brown	Senior Vice President
The Principal
Financial Group(1)

	Jill R. Brown	Senior Vice President and Chief Financial Officer
The Principal
Financial Group(1)

	David P. Desing	Assistant Treasurer
The Principal
Financial Group(1)

	Ralph C. Eucher	Chairman of the Board
The Principal
Financial Group(1)

	Nora M. Everett	Director
The Principal
Financial Group (1)

	James W. Fennessey	Vice President
The Principal
Financial Group(1)

	Michael P. Finnegan	Senior Vice President/Investment Services
The Principal

Financial Group(1)

Louis E. Fiori	Vice President – Capital Markets
The Principal
Financial Group(1)

Stephen G. Gallaher	Assistant General Counsel
The Principal
Financial Group(1)

Eric W. Hays	Senior Vice President/Chief Information Officer
The Principal
Financial Group(1)

Joyce N. Hoffman	Senior Vice President and Corporate Secretary
The Principal
Financial Group(1)

Patrick A. Kirchner	Assistant General Counsel
The Principal
Financial Group(1)

Deanna L. Mankle	Assistant Treasurer
The Principal
Financial Group(1)

Sarah J. Pitts	Counsel
The Principal
Financial Group(1)

Layne A. Rasmussen	Vice President/Controller – Principal Funds
The Principal
Financial Group(1)

David L. Reichart	Senior Vice President
The Principal
Financial Group(1)

Michael D. Roughton	Senior Vice President and Senior Securities Counsel
The Principal
Financial Group(1)

Adam U. Shaikh	Counsel
The Principal
Financial Group(1)

Mark A. Stark	Vice President – Investment Services
The Principal
Financial Group(1)

Randy L. Welch	Vice President – Investment Services
The Principal
Financial Group(1)

Traci L. Weldon	Chief Compliance Officer
The Principal
Financial Group(1)

Dan L. Westholm	Director - Treasury
The Principal
Financial Group(1)

Beth C. Wilson	Vice President
The Principal
Financial Group(1)

(1)	711 High Street Des Moines, IA 50309

(c)	Compensation from the Registrant

			(3)
		(2)	Compensation on
		Net Underwriting	Events Occasioning the	(4)
	(1)	Discounts &	Deduction of a Deferred	Brokerage	(5)
	Name of Principal	Commissions	Sales Load	Commissions	Compensation
	Underwriter

Princor Financial Services		$22,595,873.09	0	0	0
	Corporation

Item 31. Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, Des Moines, Iowa 50392.

Item 32. Management Services
N/A
Item 33. Fee Representation

Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant,
Principal Life Insurance Company Variable Life Separate Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the
City of Des Moines and State of Iowa, on the 30th day of April, 2009.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE
SEPARATE ACCOUNT
(Registrant)

By :	/s/ L. D. Zimpleman
L. D. Zimpleman
Director, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

By :	/s/ L. D. Zimpleman
L. D. Zimpleman
Director, President and Chief Executive Officer

Attest:
/s/ Joyce N. Hoffman
Joyce N. Hoffman
Senior Vice President and Corporate Secretary

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ L. D. Zimpleman
L. D. Zimpleman	Director, President	April 30, 2009
and Chief Executive Officer

/s/ G. B. Elming
	Senior Vice President and	April 30, 2009
G. B. Elming	Controller
(Principal Accounting Officer)

/s/ T. J. Lillis
	Executive Vice President	April 30, 2009
T. J. Lillis	and Chief Financial Officers
(Principal Financial Officer)

(B. J. Bernard)*	Director	April 30, 2009
B. J. Bernard

(J. Carter-Miller)*	Director	April 30, 2009
J. Carter-Miller

(G. E. Costley)*	Director	April 30, 2009
G. E. Costley

(M.T. Dan)*	Director	April 30, 2009
M. T. Dan

(D. J. Drury)*	Director	April 30, 2009
D. J. Drury

(C. D. Gelatt, Jr.)*	Director	April 30, 2009
C. D. Gelatt, Jr.

(J. B. Griswell*	Director and Chairman
J. B. Griswell	of the Board	April 30, 2009

(S. L. Helton)*	Director	April 30, 2009
S. L. Helton

(W. T. Kerr)*	Director	April 30, 2009
W. T. Kerr

(R. L. Keyser)*	Director	April 30, 2009
R. L. Keyser

(A. K. Mathrani)*	Director	April 30, 2009
A. K. Mathrani

(E. E. Tallett)*	Director	April 30, 2009
E. E. Tallett

/s/ L. D. Zimpleman
*By
L. D. Zimpleman
Director, President and Chief Executive Officer

Pursuant to Powers of Attorney
Previously Filed or Included Herein